
                                                                   EXHIBIT 10.27
                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                                          UNDER 17 C.F.R. SECTIONS 200.80(b)(4),
                                                            200.83 AND 240.24b-2



                    INFORMATION TECHNOLOGY SERVICES AGREEMENT


                                     BETWEEN


                         PACIFICARE HEALTH SYSTEMS, INC.


                                       AND


                   INTERNATIONAL BUSINESS MACHINES CORPORATION


                                DECEMBER 31, 2001


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1.       DEFINITIONS AND CONSTRUCTION...............................................................      1

         1.1      Definitions.......................................................................      1
         1.2      Interpretation....................................................................      1
         1.3      Order of Precedence...............................................................      2

2.       TERM.......................................................................................      2

         2.1      Initial Term......................................................................      2
         2.2      Renewal Term; Extension Period....................................................      2

3.       SERVICES...................................................................................      3

         3.1      Base Services.....................................................................      3
         3.2      Improved Technology...............................................................      4
         3.3      Governmental Approvals; Changes in Laws...........................................      4
         3.4      Third Party Consents..............................................................      5
         3.5      Technical Architecture and Product Standards......................................      6
         3.6      Knowledge Sharing.................................................................      6
         3.7      Break/Fix and Technology Refresh..................................................      6
         3.8      Asset Transfer....................................................................      6
         3.9      Reports...........................................................................      6
         3.10     Right to Use Third Parties........................................................      7

4.       TRANSITION.................................................................................      8

         4.1      Transition Services...............................................................      8
         4.2      Transition Milestones.............................................................      8

5.       NEW SERVICES...............................................................................      8

         5.1      New Services......................................................................      8
         5.2      Third Party Services in Connection with New Services..............................      9

6.       PACIFICARE RESPONSIBILITIES................................................................      9

         6.1      PacifiCare Supplier Relationship Manager..........................................      9
         6.2      PacifiCare Resources..............................................................     10
         6.3      Use of PacifiCare Facilities......................................................     10
         6.4      PacifiCare Policies and Procedures................................................     10

7.       THIRD PARTY AGREEMENTS.....................................................................     11

         7.1      Assigned Agreements...............................................................     11
         7.2      Managed Agreements................................................................     11
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         7.3      Performance Under Agreements......................................................     12

8.       SERVICE LEVELS.............................................................................     12

         8.1      Base Service Levels...............................................................     12
         8.2      Service Levels for New Services...................................................     12
         8.3      Adjustment of Service Levels......................................................     13
         8.4      Root-Cause Analysis...............................................................     13
         8.5      Measurement and Monitoring Tools..................................................     13
         8.6      Continuous Improvement and Best Practices.........................................     13
         8.7      Service Level Credits.............................................................     14

9.       PACIFICARE SATISFACTION AND BENCHMARKING...................................................     14

         9.1      Satisfaction Survey...............................................................     14
         9.2      Benchmarking......................................................................     14

10.      SERVICE LOCATIONS..........................................................................     15

         10.1     Service Locations.................................................................     15
         10.2     Safety and Security Procedures....................................................     15
         10.3     Data Security.....................................................................     15
         10.4     Data Security Breaches............................................................     16
         10.5     Security Relating to Competitors..................................................     16

11.      HUMAN RESOURCES............................................................................     16

12.      SUPPLIER STAFF.............................................................................     16

         12.1     Supplier Client Relationship Manager..............................................     16
         12.2     Key Personnel.....................................................................     17
         12.3     Project Staff.....................................................................     17
         12.4     Subcontractors....................................................................     17
         12.5     Conduct of Supplier Personnel.....................................................     18
         12.6     Non-Competition...................................................................     19

13.      MANAGEMENT AND CONTROL.....................................................................     19

         13.1     Steering Committee................................................................     19
         13.2     Oversight and Management Process; Relationship with Keane.........................     19
         13.3     Policy & Procedures Manual........................................................     21
         13.4     Change Control Procedures.........................................................     21
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                                       ii
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                                   (CONTINUED)

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14.      PROPRIETARY RIGHTS.........................................................................     22

         14.1     Background Technology.............................................................     22
         14.2     PacifiCare Software...............................................................     22
         14.3     Supplier Software.................................................................     22
         14.4     Supplier Tools....................................................................     23
         14.5     Work Product......................................................................     23
         14.6     Policies and Procedures Manual....................................................     23
         14.7     Upgrades to Software; Refresh of Supplier Equipment...............................     23

15.      DATA.......................................................................................     23

         15.1     Ownership of PacifiCare Data......................................................     23
         15.2     Use of PacifiCare Data............................................................     23
         15.3     Correction and Reconstruction.....................................................     24
         15.4     Return of Data....................................................................     24

16.      CONTINUED PROVISION OF SERVICES............................................................     24

         16.1     Disaster Recovery Plan............................................................     24
         16.2     Force Majeure.....................................................................     25
         16.3     Alternate Source..................................................................     25
         16.4     Allocation of Resources...........................................................     25

17.      PAYMENTS AND INVOICING.....................................................................     26

         17.1     Base Fees.........................................................................     26
         17.2     Base Fees.........................................................................     26
         17.3     Variable Fees and Baseline Adjustments............................................     26
         17.4     Variable Fee Report...............................................................     26
         17.5     Time of Payment...................................................................     27
         17.6     Detailed Invoices.................................................................     27
         17.7     Fee Dispute.......................................................................     27
         17.8     Substantial Change in Baselines...................................................     27
         17.9     Adjustments to Fees...............................................................     27
         17.10    Expenses..........................................................................     27
         17.11    Rights of Set-Off.................................................................     28
         17.12    Proration.........................................................................     28
         17.13    Unused Credits....................................................................     28
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                                      iii
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         17.14    [...***...].......................................................................     28

18.      TAXES......................................................................................     28

         18.1      .................................................................................     28
         18.2      .................................................................................     28
         18.3      .................................................................................     29
         18.4      .................................................................................     29
         18.5      .................................................................................     29
         18.6      .................................................................................     29

19.      AUDITS.....................................................................................     29

         19.1     Services..........................................................................     29
         19.2     Fees..............................................................................     30
         19.3     Omnibus Reconciliation Act........................................................     30
         19.4     Record Retention..................................................................     31
         19.5     Facilities........................................................................     31
         19.6     Audit Software....................................................................     31
         19.7     Relief............................................................................     31

20.      CONFIDENTIALITY............................................................................     31

         20.1     General Obligations...............................................................     31
         20.2     Exceptions........................................................................     31
         20.3     Attorney-Client Privilege.........................................................     32
         20.4     Unauthorized Acts.................................................................     32
         20.5     Injunctive Relief.................................................................     33
         20.6     Residual Information..............................................................     33

21.      REPRESENTATIONS AND WARRANTIES.............................................................     33

         21.1     By PacifiCare.....................................................................     33
         21.2     By Supplier.......................................................................     34
         21.3     Disclaimer........................................................................     34

22.      ADDITIONAL COVENANTS.......................................................................     35

         22.1     By PacifiCare.....................................................................     35
         22.2     By Supplier.......................................................................     35

23.      DISPUTE RESOLUTION.........................................................................     36

         23.1     Resolution Procedures.............................................................     36

                                              * CONFIDENTIAL TREATMENT REQUESTED

                                       iv
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         23.2     Exclusions........................................................................     36
         23.3     Continuity of Services............................................................     36

24.      TERMINATION................................................................................     37

         24.1     Termination for Convenience.......................................................     37
         24.2     Termination for Change in Control.................................................     37
         24.3     Termination for Cause.............................................................     37
         24.4     Termination for Failure to Provide Critical Services..............................     37
         24.5     Termination in Part...............................................................     38

25.      TERMINATION FEES...........................................................................     38

         25.1     Early Termination Fee.............................................................     38
         25.2     Asset Purchase....................................................................     38
         25.3     No Other Fees.....................................................................     38

26.      TERMINATION ASSISTANCE.....................................................................     38

         26.1     Termination Assistance Services...................................................     38
         26.2     Termination Assistance Services Fees..............................................     39
         26.3     Exit Duties and Exit Rights.......................................................     40

27.      INDEMNITIES................................................................................     41

         27.1     Indemnity by PacifiCare...........................................................     41
         27.2     Indemnity by Supplier.............................................................     42
         27.3     Indemnification Procedures........................................................     44
         27.4     Obligation to Replace.............................................................     44

28.      DAMAGES....................................................................................     45

         28.1     Consequential Damages.............................................................     45
         28.2     Direct Damages....................................................................     45
         28.3     Basis of the Bargain..............................................................     45
         28.4     Exclusions........................................................................     46

29.      INSURANCE..................................................................................     46

         29.1     Types and Amounts.................................................................     46
         29.2     Supplier Agents...................................................................     47
         29.3     Documentation.....................................................................     47
         29.4     Self Insurance....................................................................     47
         29.5     Intentions........................................................................     47
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         30.      Miscellaneous Provisions..........................................................     48
         30.1     Amendments........................................................................     48
         30.2     Assignment........................................................................     48
         30.3     Assignment of Claims..............................................................     48
         30.4     Bankruptcy........................................................................     48
         30.5     Conflict of Interest..............................................................     48
         30.6     Consents, Approvals and Requests..................................................     49
         30.7     Corporate Integrity...............................................................     49
         30.8     Counterparts......................................................................     49
         30.9     Covenant of Further Assurances....................................................     49
         30.10    Entire Agreement..................................................................     49
         30.11    Export............................................................................     49
         30.12    Good Faith and Fair Dealing ......................................................     49
         30.13    Governing Law and Venue...........................................................     50
         30.14    Notices...........................................................................     50
         30.15    Publicity.........................................................................     51
         30.16    Relationship......................................................................     51
         30.17    Severability......................................................................     51
         30.18    Survival..........................................................................     52
         30.19    Third Party Beneficiaries.........................................................     52
         30.20    Timing and Cumulative Remedies....................................................     52
         30.21    Waivers...........................................................................     52

                    INFORMATION TECHNOLOGY SERVICES AGREEMENT


         THIS INFORMATION TECHNOLOGY SERVICES AGREEMENT (the "AGREEMENT"), dated as of December 31, 2001 (the "EFFECTIVE DATE"), is between PACIFICARE HEALTH SYSTEMS, INC., a Delaware corporation with its principal place of business at 3120 W. Lake Center Drive, Santa Ana, California, 92704 ("PACIFICARE"), and INTERNATIONAL BUSINESS MACHINES CORPORATION, a New York corporation with its principal place of business at Route 100, Somers, New York 10589 ("SUPPLIER").

                                    RECITALS

         WHEREAS, the PacifiCare Entities (defined below) currently receive information technology ("IT"), data processing and related services from internal staff and certain third party providers;

         WHEREAS, the PacifiCare Entities desire to centralize the delivery of their IT services to maximize efficiency, improve the speed of delivering IT solutions for new business opportunities and improve IT service levels;

         WHEREAS, PacifiCare desires for the PacifiCare Entities to obtain from Supplier, and Supplier desires to provide to the PacifiCare Entities, certain IT, data processing and related services whereby the PacifiCare Entities shall be provided with a stable and robust operating environment with sufficient capacity and scalability to meet business objectives on a proactive, rather than reactive, basis, in accordance with the terms and conditions of this Agreement; and

         WHEREAS, PacifiCare and Supplier have engaged in extensive negotiations and discussions that have culminated in the formation of the relationship described in this Agreement whereby Supplier shall provide to the PacifiCare Entities certain information technology, data processing and related services, in accordance with the terms and conditions of this Agreement.

         NOW, THEREFORE, for and in consideration of the agreements set forth below, PacifiCare and Supplier agree as follows:

                                    AGREEMENT

1.       DEFINITIONS AND CONSTRUCTION.

         1.1 DEFINITIONS. Capitalized terms used in this Agreement shall have the meanings set forth in Exhibit A.

         1.2 INTERPRETATION.

                  (a) The schedules and exhibits attached to this Agreement are hereby incorporated into and deemed part of this Agreement and all references to "Agreement" include the schedules and exhibits to this Agreement.

                  (b) The headings preceding the text of sections, the headings to schedules and exhibits, the table of contents and the table of schedules included in or attached to this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  (c) The use of the terms "including," "include" or "includes" shall in all cases herein mean "including without limitation," "include without limitation" or "includes without limitation," respectively.

                  (d) Words importing the singular include the plural and words importing the masculine include the feminine and vice versa where the context so requires.

                  (e) References to any Law shall mean references to the Law as it exists on the Effective Date as well as in changed or supplemented form or to a newly adopted Law.

                  (f) The Parties acknowledge and agree that they have mutually negotiated the terms and conditions of this Agreement and that any provision contained herein with respect to which an issue of interpretation or construction arises shall not be construed to the detriment of the drafter on the basis that such Party or its professional advisor was the drafter, but shall be construed according to the intent of the Parties as evidenced by the entire Agreement.

         1.3 ORDER OF PRECEDENCE. Except as otherwise expressly set forth in the body of this Agreement or in any schedules or exhibits, in the event of a conflict, ambiguity or inconsistency between the provisions in the body of this Agreement and any schedule or exhibit, the provisions in the body of this Agreement shall prevail.

2.       TERM.

         2.1 INITIAL TERM. The initial term of this Agreement (the "INITIAL TERM") shall commence on the Effective Date and continue until 23:59 (Pacific
Time) on December 31, 2011 (the "INITIAL TERM EXPIRATION DATE"), or such earlier date upon which this Agreement may be terminated in accordance with the provisions hereof.

         2.2 RENEWAL TERM; EXTENSION PERIOD.

                  (a) Unless this Agreement is terminated in accordance with the provisions hereof, PacifiCare shall notify Supplier at least one hundred and eighty (180) days prior to the Initial Term Expiration Date as to whether or not PacifiCare desires to renew this Agreement. If PacifiCare provides Supplier with notice that it desires to renew this Agreement for a specified period (the "RENEWAL TERM") and the Parties agree on the terms and conditions applicable to the Renewal Term at least sixty (60) days prior to the Initial Term Expiration Date, then this Agreement shall continue in effect beyond the Initial Term Expiration Date in accordance with the terms and conditions agreed upon by the Parties for the Renewal Term. If PacifiCare provides Supplier with notice that it does not desire to renew this Agreement, this Agreement shall expire on the Initial Term Expiration Date, subject to Supplier's obligation to provide Termination Assistance Services as set forth in this Agreement.

                  (b) If PacifiCare provides Supplier with notice that it desires to renew this Agreement and the Parties have not agreed on the terms and conditions applicable to a Renewal Term at least sixty (60) days prior to the Initial Term Expiration Date, then the term of this Agreement shall extend for a period determined by PacifiCare of up to twelve (12) months beyond the Initial Term Expiration Date (the "EXTENSION PERIOD"), at the charges, terms and conditions in effect as of the Initial Term Expiration Date. If, during the Extension Period, the Parties are able to reach agreement on the terms and conditions applicable to a Renewal Term, then this Agreement shall continue in effect beyond the end of the Extension Period in accordance with the terms and conditions agreed upon by the Parties for the Renewal Term. If, during the Extension Period, the Parties are unable to reach agreement on the terms and conditions applicable to a Renewal Term, this Agreement shall expire at the end of the Extension Period, subject to Supplier's obligation to provide Termination Assistance Services as set forth in this Agreement.

3.       SERVICES.

         3.1 BASE SERVICES. Commencing on the Effective Date and continuing throughout the Initial Term and any Renewal Term or Extension Period, if applicable (collectively, "TERM"), Supplier shall be responsible for providing to the PacifiCare Entities (with respect to each PacifiCare Entity, as requested by PacifiCare) the following services (collectively, the "BASE SERVICES"):

                  (a) the services, functions, tasks and responsibilities described in this Agreement (including the services, tasks, functions, responsibilities and projects described in Exhibit B (Statement of Work));

                  (b) the services, functions, tasks and responsibilities being performed prior to the Effective Date by the Affected Employees set forth in
Schedule 3.1(b)(i) and the Affected Contractors set forth in Schedule 3.1(b)(ii) or such other PacifiCare Entities' employees and contractors whose services, functions or responsibilities were eliminated as a result of this Agreement, in each case, if such service, function, task or responsibility could reasonably be characterized as inherent to a service, function, task or responsibility described in Exhibit B (Statement of Work), even if the service, function, task or responsibility is not specifically described in this Agreement;

                  (c) any services, functions, tasks or responsibilities that are not specifically described in this Agreement, but that are required for the proper performance and delivery of the Services; and

                  (d) those services otherwise identified in this Agreement as part of the Base Services.

                  Subject to Section 17.3, Supplier shall increase or decrease the amount of the Base Services according to PacifiCare's request for the Base Services. With respect to additional business units or entities that PacifiCare may designate as PacifiCare Included Affiliates, PacifiCare and Supplier shall negotiate in good faith any New Service associated with integrating such new PacifiCare Included Affiliates, including applicable transition fees, if any.

Notwithstanding the foregoing, PacifiCare is not obligated to obtain the Services from Supplier with respect to any additional entity or business unit or in connection with any acquisition or corporate combination.

         3.2 IMPROVED TECHNOLOGY. Throughout the Term, Supplier shall: (a) maintain a level of technology used to provide the Services that (i) allows the PacifiCare Entities to take advantage of technological advances in order to remain competitive in the markets that the PacifiCare Entities serve, (ii) is at least current with the level of technology that Supplier uses in providing services to its other customers who receive services comparable to the Services, and (iii) is at least current with the level of technology generally adopted from time to time in the PacifiCare Entities' industries; provided that Supplier can maintain such level of technology through technology and resources available to Supplier that do not require a level of investment not otherwise made or contemplated by Supplier in providing services to similarly situated customers;
(b) jointly, with PacifiCare, on an ongoing basis identify and evaluate the least cost/highest benefit methods to implement technology advancements and improved methodologies and processes that represent advancements, improved methods, and processes in addition to the level of technology evolution, advancement and improvement otherwise contemplated by this Agreement ("IMPROVED TECHNOLOGY"); (c) implement such Improved Technology after obtaining PacifiCare's consent thereto (implementation of which may be effectuated pursuant to Section 5.1, as agreed by the Parties); and (d) meet with PacifiCare, upon PacifiCare's request and at least once during every ninety
(90)-day period, in accordance with the procedures agreed upon by the PacifiCare Supplier Relationship Manager and the Supplier Client Relationship Manager to inform PacifiCare of any new information technology Supplier is developing or information technology trends and directions that Supplier, in the ordinary course of its business, is aware of and that could reasonably be expected to have an impact on the PacifiCare Entities' business, taking into consideration the PacifiCare Entities' use of the Services.

         3.3 GOVERNMENTAL APPROVALS; CHANGES IN LAWS.

                  (a) GOVERNMENTAL APPROVALS. PacifiCare shall, at its own cost and expense, obtain and maintain all licenses, approvals, permits, consents and authorizations of any Governmental Authority, and provide any notice to any Governmental Authority, that PacifiCare is required by Law to obtain, maintain, or provide, other than Supplier Governmental Approvals ("PACIFICARE GOVERNMENTAL APPROVALS"). Supplier shall, at its own cost and expense, obtain and maintain all licenses, approvals, permits, consents and authorizations of any Governmental Authority, and provide any notice to any Governmental Authority, that Supplier is required by Law to obtain, maintain, or provide, together with any licenses, approvals, permits, consents, authorizations and notices required by Law in connection with or as a result of the provision or receipt of the Services ("SUPPLIER GOVERNMENTAL APPROVALS").

                  (b) CHANGES IN SUPPLIER LAWS AND PACIFICARE LAWS. PacifiCare shall monitor and promptly identify and notify Supplier of all changes in Laws applicable to PacifiCare that affect the provision or receipt of the Services, other than Supplier Laws ("PACIFICARE LAWS"). Supplier shall monitor and promptly identify and notify PacifiCare of all changes in Laws applicable to Supplier that affect the provision or receipt of the Services, together with any changes in Laws applicable to either Party that apply to the provision or receipt of information technology outsourcing services and that affect the PacifiCare Entities or the provision or receipt of the Services ("SUPPLIER LAWS").

                  (c) EFFECT OF CHANGES IN LAWS. Supplier and PacifiCare shall work together to identify the effect of changes in Laws on the provision or receipt of the Services. PacifiCare shall notify Supplier of changes in PacifiCare Laws and the Parties shall discuss modifications to the Services, if any, necessary to comply with such changes in PacifiCare Laws. Supplier shall promptly thereafter propose any adjustment to the applicable Fees associated with such modifications. Upon PacifiCare's consent, Supplier shall implement such modifications to the Services in a timely manner subject to the Change Control Procedures. Supplier shall notify PacifiCare of changes in Supplier Laws and Supplier shall implement in a timely manner, at its own cost and expense, any changes in the Services required to comply with such changes in Supplier Laws; provided, however, that if such changes have a material effect on the provision or receipt of the Services, Supplier shall obtain PacifiCare's consent before implementing such changes.

                  (d) DEPARTMENT OF MANAGED HEALTH CARE. Without limiting the Parties' obligations under this Section 3, the Parties agree to cooperate with each other to address any issues, concerns or requests regarding the provisions of this Agreement or the provision or receipt of the Services with respect to PacifiCare of California (DMHC File No. 933-0126), PacifiCare Behavioral Health of California, Inc. (DMHC File No. 933-0301) and/or PacifiCare Dental (DMHC File No. 933-0100), expressed by the California Department of Managed Health Care ("DMHC") arising from or related to DMHC File 933-0100, "Amendment to Administrative and Solicitor Firm Services Agreement with Affiliate," which PacifiCare submitted to the DMHC on December 17, 2001 (the "DMHC FILING"). To the extent in responding to the DMHC Filing, the DMHC expresses requirements that necessitate changes to the Agreement or to the Services, which changes apply only because of the consummation of the transactions specified in this Agreement ("DMHC REQUIREMENTS"), the Parties agree to negotiate in good faith and to make equitable adjustments to this Agreement as may be necessary to accommodate the DMHC Requirements. If any DMHC Requirements require a material alteration to the Services, the Parties shall [...***...].

         3.4 THIRD PARTY CONSENTS. Supplier shall obtain the Front-End Consents and PacifiCare shall cooperate with Supplier in obtaining such consents upon Supplier's request. With respect to any fees and expenses payable to third parties in connection with obtaining the Front-End Consents, (i) Supplier shall pay [...***...], (ii) PacifiCare shall pay [...***...].


                                              * CONFIDENTIAL TREATMENT REQUESTED

In the event Supplier demonstrates to PacifiCare's reasonable satisfaction that Supplier is unable to obtain a Front-End Consent despite using all reasonable efforts to obtain such consent, Supplier shall promptly develop a workaround acceptable to PacifiCare that enables Supplier to perform its obligations under this Agreement despite the lack of such consent, and, upon receiving PacifiCare's approval, implement such workaround. The Parties shall [...***...]. The Parties shall use good faith efforts to minimize costs with regard to Front-End Consents and with regard to workarounds, if any, including, as agreed by the Parties, changing the classification of third party agreements subject to
Section 7 (e.g., from Assigned Agreement to Managed Agreement or vice versa). The Parties shall agree on an appropriate adjustment to the Fees in connection with any reclassification of such third party agreements prior to implementing such reclassification. Each Party shall comply with the terms and conditions of the Consents applicable to such Party.

         3.5 TECHNICAL ARCHITECTURE AND PRODUCT STANDARDS. Supplier shall comply with PacifiCare's information management technical architecture and product standards set forth in Schedule 3.5, as the same may be modified through the Change Control Procedures by PacifiCare from time to time during the Term and the Termination Assistance Period.

         3.6 KNOWLEDGE SHARING. At least [...***...] every Contract Year, or upon request after at least fifteen (15) days notice from PacifiCare, Supplier shall provide knowledge sharing assistance to PacifiCare, including meeting with representatives of PacifiCare, in order to explain how the Systems work and should be operated and how the Services are provided. In connection with such knowledge sharing, Supplier will also provide copies of existing information and documentation as PacifiCare may require for PacifiCare to understand, operate, maintain and enhance the Systems and provide the Services. PacifiCare shall not make more than [...***...] requests in any Contract Year for such knowledGe sharing.

         3.7 BREAK/FIX AND TECHNOLOGY REFRESH. As part of the Base Services, Supplier is responsible for all necessary procurement activities and charges for break/fix and technology refresh described in Exhibit B (Statement of Work).

         3.8 ASSET TRANSFER. On the Effective Date, Supplier shall purchase the Assets upon payment to PacifiCare of twenty five million dollars ($25,000,000) in cash by wire transfer to an account specified by PacifiCare, and the issuance of a promissory note in the amount of seventeen million dollars ($17,000,000) in the form attached as Schedule 3.8(a). Supplier shall be responsible for, and shall pay, all sales, use and other similar taxes arising out of or in connection with, the transfer of the Assets by PacifiCare to Supplier. Upon receipt of the twenty five million dollar ($25,000,000) payment specified above, PacifiCare shall assign and transfer to Supplier the Assets by delivery of a general assignment and bill of sale in the form of Schedule 3.8(b), duly executed by PacifiCare and Supplier.

         3.9 REPORTS.

                  (a) ANNUAL PLAN.

                           (i) One hundred twenty (120) days preceding the end
of each calendar year, PacifiCare shall provide to Supplier a proposed set of estimated baselines for anticipated


                                              * CONFIDENTIAL TREATMENT REQUESTED

PacifiCare IT requirements for the subsequent calendar year (the "PACIFICARE ESTIMATED BASELINE REQUIREMENTS"). The PacifiCare Estimated Baseline Requirements may include: business requirements; long and short-term goals; IT strategy revisions; capital projects; facility changes (if any); technology enhancements or changes (including, hardware, software, networks, systems and PCs); PC support changes; regional changes; IMAC changes; and an annual budget plan.

                           (ii) Supplier shall provide to PacifiCare its written
response to the PacifiCare Estimated Baseline Requirements within sixty (60) days of receipt ("SUPPLIER'S REPLY"). Where appropriate, Supplier's Reply shall address: technology strategies, operational plans (as necessary) and any program management changes; changes to standard configurations for hardware, software, networks and systems; changes within the organization, including new employees and new subcontractors; changes in geographical location of subcontractors; Supplier Fees including any retained expenses; changes in the Base Services; changes in Service Levels and Service Level Credits; and new or added value projects.

                           (iii) Within thirty (30) days after PacifiCare's
receipt of Supplier's Reply, the Parties shall formulate a written plan to meet PacifiCare's anticipated needs for the subsequent calendar year (the "ANNUAL PLAN"). The Parties shall use good faith efforts to review, approve and adopt the Annual Plan prior to the end of each calendar year. After the Annual Plan is adopted, the Parties may negotiate in good faith to make equitable adjustments as necessary. Such equitable adjustments shall be in writing and signed by both Parties. Supplier shall maintain all approved changes in writing and shall notify PacifiCare of such changes in writing.

                  (b) In addition to the Annual Plan, Supplier shall provide to PacifiCare, in a format approved by PacifiCare, a set of reports, including performance, utilization, billing and status reports, as set forth in Schedule 3.9(b) and as otherwise reasonably available to Supplier. Supplier shall provide all reports as frequently as PacifiCare reasonably requires.

         3.10 RIGHT TO USE THIRD PARTIES. PacifiCare may perform itself, or contract with one or more third parties to perform (in either case, "INSOURCE"), all or any portion of the Services, provided that any portion of the Services Insourced shall represent an entire baseline or baselines for a particular Resource Unit described in Schedule 17, and not a portion thereof. Supplier shall reduce the Fees proportionately in accordance with Section 17.3 upon the effective date of the Insourcing, provided that, during each Contract Year, PacifiCare shall be obligated to pay Supplier a minimum of [...***...] oF the Base Fees specified in Schedule 17 (as such schedule exists on the Effective
Date) for such Contract Year. PacifiCare shall pay Wind Down Costs, if any, associated with such Insourcing only with respect to assets dedicated solely to providing the Services in connection with the Insourced Resource Unit's baselines. In connection with any Insourcing, Supplier agrees to cooperate in good faith with PacifiCare and/or any third party provider to the extent reasonably required by PacifiCare, including provision of (a) written requirements, standards, and procedures for PacifiCare systems maintained by Supplier so that the enhancements or developments of such third party may be operated in conjunction with Services, (b) assistance and support services to such third party at competitive market prices and (c) access to the Software and the Equipment as may be reasonably required by such third party and PacifiCare in connection with Services.


                                              * CONFIDENTIAL TREATMENT REQUESTED


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

4.       TRANSITION AND CONSOLIDATION.

         4.1 TRANSITION SERVICES. Supplier shall perform all functions and services necessary to accomplish the transition and consolidation of the PacifiCare Entities' information technology operations and capabilities (the "TRANSITION SERVICES"). The Transition Services shall be performed in accordance with the Transition Plan attached hereto as Schedule 4.1 (as may be amended by Supplier and PacifiCare following the Effective Date) and without causing a material disruption to the PacifiCare Entities' business. The Transition Services shall commence on the Effective Date and shall continue for the period specified in the Transition Plan (the "TRANSITION PERIOD"). Supplier shall designate one of its Key Personnel (as specified in Schedule 12.2), and notify PacifiCare of the identity of such individual, for each of the PacifiCare Entities' facilities and functions being transitioned in accordance with this Agreement who shall be responsible for managing and implementing the Transition Services with respect to such functions or services. Until the completion of the applicable Transition Services, each such individual shall review with the PacifiCare Supplier Relationship Manager the status of the Transition Services for which that individual is responsible as often as may be reasonably requested by the PacifiCare Supplier Relationship Manager.

         4.2 TRANSITION MILESTONES. The Transition Plan includes a list of milestones and deliverables relating to Supplier's obligations pursuant to this
Section 4, together with, for each such milestone or deliverable a start date and the time period in which Supplier must complete such milestone or deliver such deliverable. The amount of the Base Fees subject to Service Level Credits in relation to certain transition milestones and deliverables is set forth in
Schedule 8. PacifiCare's right to receive Service Level Credits under Schedule 8 shall not limit PacifiCare's right to recover other damages incurred by PacifiCare as a result of the performance failure that caused the Service Level Credit to be incurred [...***...].

5.       NEW SERVICES.

         5.1 NEW SERVICES. PacifiCare may, from time to time during the Term, request that Supplier perform a New Service. Within ten (10) business days of Supplier's receipt of such a request from PacifiCare, or within another time period acceptable to the Parties, Supplier shall, and to the extent applicable, jointly with Keane, provide PacifiCare with a written proposal for such New Service that shall include:

                  (a) a description of the services, functions and responsibilities Supplier anticipates performing in connection with such New Service;

                  (b) a schedule for commencing and completing such New Service;


                                              * CONFIDENTIAL TREATMENT REQUESTED

                  (c) Supplier's prospective fees for such New Service, including a detailed breakdown of such fees, together with proposed Service Levels for such New Service;

                  (d) when appropriate, a description of any new Software or Equipment to be provided by Supplier in connection with such New Service;

                  (e) when appropriate, the Software and Equipment and run-time requirements necessary to develop and operate any new Software;

                  (f) a description of the human resources necessary to provide the New Service;

                  (g) when appropriate, a list of any existing Software or Equipment included in or to be used in connection with such New Service;

                  (h) when appropriate, acceptance test criteria and procedures for any new Software or any products, packages or services; and

                  (i) such other information requested by PacifiCare.

                  PacifiCare shall not be obligated to pay for any New Service and Supplier shall not be obligated to perform any New Service until the PacifiCare Supplier Relationship Manager has provided Supplier with the authorization to perform the New Service.

         5.2 THIRD PARTY SERVICES IN CONNECTION WITH NEW SERVICES. Notwithstanding any request made by PacifiCare to Supplier pursuant to Section
5.1 or any other provision of this Agreement, PacifiCare shall have the right to perform itself, or to contract with a third party to perform, any New Service. Upon PacifiCare's request, Supplier shall assist PacifiCare in identifying qualified third party suppliers to provide New Services. In the event PacifiCare performs itself, or contracts with a third party to perform, any New Service, Supplier shall cooperate in good faith with PacifiCare and/or any such third party to the extent reasonably required by PacifiCare. If such cooperation related to third parties not subject to a Managed Agreement requires Supplier to use resources not included within the Fees, Supplier shall, before providing such cooperation, notify PacifiCare that Supplier believes that it is entitled to additional compensation for providing such cooperation, and advise PacifiCare of the proposed additional compensation. PacifiCare and Supplier shall negotiate in good faith with regard to the amount of any additional compensation applicable to such cooperation.

6.       PACIFICARE RESPONSIBILITIES.

         6.1 PACIFICARE SUPPLIER RELATIONSHIP MANAGER. PacifiCare shall appoint an individual (the "PACIFICARE SUPPLIER RELATIONSHIP MANAGER") who, from the Effective Date, shall serve as the primary PacifiCare representative under this Agreement. The PacifiCare Supplier Relationship Manager shall (a) have overall responsibility for managing and coordinating the performance of PacifiCare's obligations under this Agreement and (b) be authorized to act for and on behalf of the PacifiCare Entities with respect to all matters relating to this Agreement. Notwithstanding the foregoing, the PacifiCare Supplier Relationship

Manager may, upon notice to Supplier, delegate such of his or her responsibilities to other PacifiCare employees as the PacifiCare Supplier Relationship Manager deems appropriate.

         6.2 PACIFICARE RESOURCES. Commencing on the Effective Date and continuing for so long as Supplier requires the same for the performance of the Services, PacifiCare shall provide to Supplier, at no charge to Supplier and subject to Section 6.3, the same or similar access to and use of certain space in PacifiCare's premises, together with reasonable office furnishings, janitorial services and utilities, to the extent PacifiCare otherwise provides to its employees and subcontractors performing work for PacifiCare at such facilities. Supplier's use of such premises shall be in accordance with PacifiCare's policies and procedures in effect from time to time.

         6.3 USE OF PACIFICARE FACILITIES.

                  (a) Except as expressly provided in this Agreement, Supplier shall use the PacifiCare Service Locations for the sole and exclusive purpose of providing the Services. Use of such facilities by Supplier does not constitute a leasehold interest in favor of Supplier or any of Supplier's customers. Use of PacifiCare Service Locations shall be subject to the rules and regulations attached as Schedule 6.3(a).

                  (b) Supplier shall use the PacifiCare Service Locations in an efficient manner. To the extent that Supplier operates the space in a manner that unnecessarily and materially increases facility costs incurred by PacifiCare, PacifiCare shall notify Supplier of such costs and Supplier shall take such steps as may be necessary to reduce such facility costs to a level acceptable to PacifiCare.

                  (c) Supplier and Supplier Agents shall keep the PacifiCare Service Locations in good order, not commit or permit waste or damage to such facilities (ordinary wear and tear excepted), not use such facilities for any unlawful purpose or act.

                  (d) Supplier shall permit the PacifiCare Entities and the PacifiCare Entity Agents to enter into those portions of the PacifiCare Service Locations occupied by Supplier's staff at reasonable times to perform facilities-related services.

                  (e) Supplier shall not make any improvements or changes involving structural, mechanical or electrical alterations to the PacifiCare Service Locations without PacifiCare's prior consent. Any additions, improvements or changes made by Supplier shall be deemed the property of PacifiCare without further consideration.

                  (f) When the PacifiCare Service Locations are no longer required for performance of the Services, Supplier shall return such locations to PacifiCare in substantially the same condition as when Supplier began using such locations, as the same may be modified in accordance with Section 6.3(e), ordinary wear and tear excepted.

         6.4 PACIFICARE POLICIES AND PROCEDURES. Supplier shall, and shall cause all Supplier Agents to, comply with the PacifiCare policies and procedures (including physical security procedures, such as bag searches) made available to the Supplier Client Relationship Manager from time to time during the Term and Termination Assistance Period, including those policies and procedures available at the URL designated for such purpose by PacifiCare. New policies and procedures, and any Changes caused by changes to existing policies and procedures, will be subject to the Change Control Procedures.

7.       THIRD PARTY AGREEMENTS.

         7.1 ASSIGNED AGREEMENTS. As of Effective Date, Supplier shall assume all responsibility (including all obligations and post assignment liability) for the Assigned Agreements as set forth in Schedule 7.1.

                  (a) ONGOING RESPONSIBILITIES. Supplier may, to the extent permitted by any Assigned Agreement, renew, modify, terminate or cancel, or request or grant any consents or waivers under, any such Assigned Agreement. Supplier shall have financial and administrative responsibility with respect to the Assigned Agreements, including responsibility for performance of all obligations under the Assigned Agreements.

                  (b) ASSIGNED AGREEMENT INVOICES. PacifiCare and Supplier shall arrange for Supplier to receive the Assigned Agreement invoices directly from the applicable third party. Supplier shall be responsible for payment of invoiced amounts submitted by third parties for expenses incurred pursuant to the Assigned Agreements after the Effective Date, including any associated late fees. If PacifiCare receives any invoices for amounts incurred under the Assigned Agreement invoices after the Effective Date, PacifiCare shall provide those invoices to Supplier within a reasonable time period to permit timely payment by Supplier or, if a discount for payment is offered, the date on which Supplier may pay such Managed Agreement Invoice with a discount. Supplier shall be responsible for payment of such invoices, except for any late fees associated therewith that are incurred because of PacifiCare's failure to comply with the preceding sentence. Additionally, Supplier shall be responsible for payment of any modification, termination or cancellation fees or charges imposed upon the PacifiCare Entities in connection with any modification, termination or cancellation of, or consent or waiver under, any Assigned Agreement. If, prior to the Effective Date, PacifiCare prepaid any amounts under any Assigned Agreements which apply to expenses incurred after the Effective Date, then Supplier shall reimburse or credit PacifiCare for such amounts on the next invoice delivered by Supplier for the Services. In the event Supplier receives during the Term any refund, credit or other rebate (including deposits) in connection with any Assigned Agreement that is attributable to periods prior to the Effective Date, then Supplier shall promptly notify PacifiCare of such refund, credit or rebate and shall promptly pay to PacifiCare the full amount of such refund, credit or rebate.

         7.2 MANAGED AGREEMENTS. Supplier shall, as an agent of PacifiCare, administer the operational aspects of the Managed Agreements, such as monitoring, reviewing and managing third party performance under such agreements, escalating performance issues, initiating Managed Agreement review meetings with PacifiCare on a regular basis, and performing any other tasks set forth in this Section 7.2.

                  (a) ONGOING RESPONSIBILITIES. Supplier shall have administrative (but not financial) responsibility during the Term with respect to the Managed Agreements, and Supplier shall provide PacifiCare with reasonable notice of all renewal, termination or cancellation dates and fees with respect to the Managed Agreements. Except as reasonably required to provide the Services in accordance with the applicable Service Levels, Supplier shall not renew, modify, terminate or cancel, or request or grant any consents or waivers under any Managed Agreements without the consent of the PacifiCare Supplier Relationship Manager. Supplier shall pay or discharge, as applicable, any fees or charges or other liability or obligation imposed upon PacifiCare in connection with (i) any renewal, modification, termination or cancellation of, or consent or waiver under the Managed Agreements obtained or given without PacifiCare's consent as required under the foregoing sentence or (ii) Supplier's failure to comply with the terms of the Managed Agreements.

                  (b) MANAGED AGREEMENT INVOICES. Supplier shall (i) receive all Managed Agreement Invoices, (ii) review and correct any errors in any such Managed Agreement Invoices in a timely manner and (iii) submit such Managed Agreement Invoices to PacifiCare within a reasonable period of time prior to the due date or, if a discount for payment is offered, the date on which PacifiCare may pay such Managed Agreement Invoice with a discount. PacifiCare shall pay the Managed Agreement Invoices received and approved by Supplier. PacifiCare shall only be responsible for payment of the Managed Agreement Invoices and shall not be responsible to Supplier for any management, administration or maintenance fees of Supplier in connection with the Managed Agreement Invoices. PacifiCare shall be responsible for any late fees in respect of the Managed Agreement Invoices, provided that Supplier submitted the applicable Managed Agreement Invoices to PacifiCare for payment within a reasonable period of time prior to the date any such Managed Agreement Invoice is due. If Supplier fails to submit a Managed Agreement Invoice to PacifiCare for payment in accordance with the preceding sentence, Supplier shall be responsible for any discount that would have been received had Supplier complied with the preceding sentence or any late fees with respect to such Managed Agreement Invoice.

         7.3 PERFORMANCE UNDER AGREEMENTS. Supplier and PacifiCare shall promptly notify the other of any breach of, or misuse or fraud in connection with, any PacifiCare Third Party Contracts of which such Party becomes aware and shall cooperate with the other to prevent or stay any such breach, misuse or fraud. Supplier shall pay all amounts due for any penalties or charges (including amounts due to a third party as a result of Supplier's failure to promptly notify PacifiCare pursuant to the preceding sentence), associated taxes, legal expenses and other incidental expenses incurred by PacifiCare as a result of Supplier's non-performance of its obligations under this Agreement with respect to the PacifiCare Third Party Contracts. Any notice provided by Supplier to PacifiCare pursuant to this Section 7.3 shall also be provided by Supplier to the individual designated in Section 30.14 for such purpose.

8.       SERVICE LEVELS.

         8.1 BASE SERVICE LEVELS. During the Term and the Termination Assistance Period, Supplier shall perform the Services in accordance with the applicable Service Levels. The Base Service Levels shall be specified in Schedule 8, or, for Base Service Levels not specified in Schedule 8 as of the Effective Date, determined in accordance with the process in Schedule 8 for establishing Base Service Levels.

         8.2 SERVICE LEVELS FOR NEW SERVICES. Supplier shall provide the New Services in accordance with the Service Levels established by the Parties in accordance with Section 5.1 and adjusted pursuant to Section 8.3 ("NEW SERVICES SERVICE LEVELS").

         8.3 ADJUSTMENT OF SERVICE LEVELS. Without limitation of the automatic adjustment process specified in Section I.N of Schedule 8, the Steering Committee (a) shall review the Service Levels for the preceding twelve (12) months during the last calendar quarter of every Contract Year, (b) with respect to any Service Levels that require periodic adjustment pursuant to this Agreement or are no longer appropriate because of an increase, decrease or change to the Services, shall, as appropriate, increase or otherwise modify the Service Levels for the subsequent Contract Year and (c) with respect to all other Service Levels, may increase the Service Levels for the subsequent Contract Year. In addition, either Party may, at any time upon notice to the other Party, initiate negotiations to review and, upon agreement by the Steering Committee, adjust any Service Level that such Party in good faith believes is inappropriate at the time.

         8.4 ROOT-CAUSE ANALYSIS. With respect to Supplier's failure to provide the Services in accordance with the applicable Service Levels, Supplier shall, as soon as reasonably practicable, but not later than five (5) days after such failure (except as provided below in this Section 8.4), (a) perform a root-cause analysis to identify the cause of such failure, (b) provide PacifiCare with a report detailing the cause of, and procedure for correcting, such failure, (c) implement such corrective procedure, including obtaining PacifiCare's consent to such implementation where such procedure has a material effect on the PacifiCare Entities' receipt of the Services, and (d) provide PacifiCare with a written action plan satisfactory to PacifiCare that specifies the steps Supplier has taken, or shall take, to prevent such failures following the implementation of the procedure. If Supplier, using all reasonable efforts, cannot complete its obligations under clauses (a), (b), (c) or (d) above within the five (5) day-period, Supplier shall, on a regular basis until such obligations are completed, review with PacifiCare Supplier's progress in completing such obligations (and provide written summaries thereof and a schedule for completion). Supplier shall address and resolve any concerns raised by PacifiCare in connection with such reviews.

         8.5 MEASUREMENT AND MONITORING TOOLS. As of the Effective Date, Supplier shall implement the measurement and monitoring tools and procedures required to measure and report (as contemplated by this Section 8.5 and Section 3.9) Supplier's performance of the Services against the applicable Service Levels. Supplier may use the PacifiCare measurement and monitoring tools and procedures existing as of the Effective Date for this purpose provided such tools and procedures enable Supplier to measure and report Supplier's performance as required by this Agreement. Such measurement, monitoring and procedures shall (a) permit reporting at a level of detail sufficient to verify compliance with the Service Levels and (b) be subject to audit by PacifiCare or its designee pursuant to Section 19. Supplier shall provide PacifiCare and its designees with information concerning access to such measurement and monitoring tools and procedures upon request for inspection and verification purposes.

         8.6 CONTINUOUS IMPROVEMENT AND BEST PRACTICES. Supplier shall, on an ongoing basis, (a) review the delivery of the Services and identify ways to improve the Service Levels and (b) identify proven techniques and tools from other installations within its operations that would benefit PacifiCare either operationally or financially, and (c) implement such techniques and tools provided that such implementation does not require a level of investment not otherwise made or contemplated by Supplier in providing services to similarly situated customers. Supplier shall, from time to time, include updates with respect to such improvements, techniques and tools in the reports provided to PacifiCare pursuant to Section 3.9 and shall discuss its progress in identifying and applying such improvements, techniques and tools in the knowledge sharing discussions with PacifiCare pursuant to Section 3.6.

         8.7 SERVICE LEVEL CREDITS. In the event of a failure to provide the Services in accordance with the applicable Service Levels, Supplier shall incur the Service Level Credits identified in and according to Schedule 8. The Service Level Credits shall not limit PacifiCare's right to recover, in accordance with this Agreement, other damages incurred by PacifiCare as a result of such failure. Where (a) Service Level Credits are incurred for failures of the Service Levels specified in Schedule 8.7, (i) in [...***...] consecutive months for the same such Service Level, or (ii) in [...***...] out of any twelVe (12) months for the same such Service Level, PacifiCare may, upon notice to Supplier, terminate this Agreement, in whole or in part, without regard to Section 24.3(a) or Section 25; provided that PacifiCare notifies Supplier of PacifiCare's election to terminate this Agreement pursuant to this Section 8.7 within thirty
(30) days after the earlier of 1) PacifiCare's determination that a termination event described in this Section 8.7 has occurred and 2) PacifiCare's receipt of notice from Supplier that such a termination event has occurred. Nothing in this
Section 8.7 shall be deemed to limit or obviate PacifiCare's right to terminate this Agreement pursuant to Section 24.3(a). In addition to the foregoing, within ten [...***...] days following the completion of root-cause analysis as required in Section 8.4, at PacifiCare's option, following the incurrence of a Service Level Credit, Supplier's Delivery Project Executive shall meet in person with the PacifiCare Supplier Relationship Manager and other members of PacifiCare's management at a time, date and location specified by PacifiCare to summarize and present the results of the root-cause analysis required by Section 8.4 and specify the steps Supplier has taken, or shall take, to prevent the further incurrence of Service Level Credits, and, at PacifiCare's option, a Supplier Senior Vice President shall be made available by phone at a reasonable time specified by PacifiCare to discuss such results.

9.       PACIFICARE SATISFACTION AND BENCHMARKING.

         9.1 SATISFACTION SURVEY. Supplier shall conduct baseline and ongoing customer satisfaction surveys.

         9.2 BENCHMARKING.

                  (a) BENCHMARKER. During the Term, to ensure that PacifiCare is obtaining competitive pricing, PacifiCare may, at Supplier's and PacifiCare's equally shared cost and expense, designate an independent third party (the "BENCHMARKER") from among a list of mutually agreed prospective Benchmark providers (as set forth in Schedule 9.2(a)) to measure Supplier's performance and pricing under this Agreement in accordance with the Benchmark Process (each a "BENCHMARK"). The Benchmarker shall use the Benchmark Process to measure Supplier's performance and pricing [...***...].

                  (b) BENCHMARK PROCESS. PacifiCare may not require any Benchmarks until [...***...] after the Effective Date, and thereafter may not require a Benchmark [...***...] after the completion of such Benchmark. After receiving the results of each Benchmark, PacifiCare shall share the


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

results of such Benchmark with Supplier and, within thirty (30) days of PacifiCare's sharing such results, the Parties shall complete their review of such results.

                  (c) BENCHMARK RESULTS. With respect to undisputed Benchmark results, if the applicable Fees are (i) within [...***...]% of the Benchmark results, the Fees shall not be adjusted; (ii) if the applicable Fees are between [...***...]% and [...***...]% higher than the Benchmark results, then the applicable Fees shall be adjusted automatically [...***...] to be within [...***...]% of the Benchmark results; or (iii) if the applicable Fees are more than [...***...]% higher than the Benchmark results, then the applicable Fees shall be reduced automatically (on a Tower-by-Tower basis) by [...***...]%, and the Parties shall promptly discuss any further Fee or other adjustments. If, after completing their reviews of the Benchmark results, the Parties are unable to resolve any issue regarding such results, including Fee or other adjustments related to such results, within thirty (30) days after either Party determines that the Parties are unable to resolve such issue, [...***...].

10.      SERVICE LOCATIONS.

         10.1 SERVICE LOCATIONS. The Services shall be provided to the PacifiCare Entities from (a) the PacifiCare Service Locations, (b) the Supplier Service Locations and (c) any other location for which Supplier has received PacifiCare's consent, to be given in PacifiCare's sole discretion. Any incremental expenses incurred by PacifiCare as a result of a relocation to, or use of, any location other than the locations set forth in Schedule 10.1 shall, at PacifiCare's sole discretion, be paid by Supplier or reimbursed to PacifiCare by Supplier, unless the provision of Services at such other location has been requested or otherwise directed by PacifiCare. Supplier and Supplier Agents may not provide or market services to a third party from a PacifiCare Service Location without PacifiCare's consent, to be given in PacifiCare's sole discretion.

         10.2 SAFETY AND SECURITY PROCEDURES. Supplier shall maintain and enforce at the Supplier Service Locations safety and security procedures that are at least equal to the most stringent of the following: (a) standard Supplier internal security and safety procedures for Supplier's service locations similar to the Supplier Service Locations, (b) the standards set forth in Schedule 10.2, and (c) any higher standard otherwise agreed upon by the Parties. With respect to PacifiCare Service Locations, Supplier shall comply with the PacifiCare procedures applicable to such locations, including the safety and security procedures set forth in Schedule 10.2. Supplier shall, [...***...], provide to PacifiCare the results of an annual SAS 70 security audit, or an equivalent audit approved by PacifiCare, of the Service Locations.

         10.3 DATA SECURITY. Supplier shall (a) establish and maintain environmental, security, and other safeguards against the destruction, loss or alteration of PacifiCare Data in the possession of Supplier and during the electronic transmission, storage and shipping thereof (the "DATA SAFEGUARDS") that shall comply with and be no less rigorous than (i) those data security policies in effect as of the Effective Date at each applicable PacifiCare Service Location in respect of such PacifiCare Service Location and Supplier Service Location, and (ii) as may be required by Supplier Laws and other Laws identified to Supplier by PacifiCare from time to time in accordance with
Section 3.3(b), and (b) provide dedicated storage devices for PacifiCare Data secured against any shared access with the data of any Supplier's data or Data of Supplier's


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                                       15
other customers. Supplier shall revise and maintain the Data Safeguards [...***...]. In the event Supplier intends to implement a change to the Data Safeguards (including pursuant to PacifiCare's request), Supplier shall notify PacifiCare and, upon PacifiCare's consent, implement such change.

         10.4 DATA SECURITY BREACHES. In the event Supplier or Supplier Agents discover or are notified of a breach of security, or a potential breach of security that could have a material adverse effect on PacifiCare or any other PacifiCare Entity, relating to PacifiCare Data, Supplier shall immediately notify the PacifiCare Supplier Relationship Manager and the PacifiCare Director of Information Security of such breach or potential breach. Supplier shall provide PacifiCare with a written action plan satisfactory to PacifiCare that specifies, with respect to actual security breaches, the steps Supplier has taken or shall take to prevent such actual breaches from recurring, and, with respect to potential breaches, the steps Supplier has taken or shall take to prevent such breaches from occurring. With respect to actual breaches of security, if the PacifiCare Data subject to such breach was in the possession of Supplier or Supplier Agents at the time of such breach, Supplier shall promptly investigate [...***...] the effects of such breach. To the extent any actual breach is attributable to Supplier or Supplier Agents, including Supplier's failure to perform its obligations pursuant to this Section 10 or Exhibit B (Statement of Work), [...***...]. In addition, Supplier shall review the Data Safeguards on a regular basis and notify PacifiCare of security concerns of which Supplier becomes aware that may have a material adverse effect on PacifiCare or any other PacifiCare Entity, and Supplier shall thereafter provide PacifiCare with a written action plan satisfactory to PacifiCare that addresses such security concerns.

         10.5 SECURITY RELATING TO COMPETITORS. Prior to the Cutover Date, the Parties shall agree on procedures that Supplier will implement at Supplier Service Locations if: (a) Supplier intends to provide the Services from a Service Location that is shared with a third party or third parties; or (b) any part of the business of Supplier or any such third party is now or in the future competitive with the PacifiCare Entities' business. Such procedures shall, at a minimum, restrict access in any such shared environment to PacifiCare's Confidential Information so that Supplier's employees or Supplier Agents providing services to such third parties do not have access to PacifiCare Confidential Information.

11. HUMAN RESOURCES. Supplier shall offer employment to the Affected Employees, and the transitioning to Supplier of such Affected Employees who accept such offers (the "TRANSITIONED PERSONNEL") shall be effected in accordance with the terms and conditions set forth in Schedule 11.

12.      SUPPLIER STAFF.

         12.1 SUPPLIER CLIENT RELATIONSHIP MANAGER. Supplier shall appoint an individual (the "SUPPLIER CLIENT RELATIONSHIP MANAGER") who from the Effective Date shall serve, on a full-time basis, as the primary Supplier representative under this Agreement. Supplier's appointment of any Supplier Client Relationship Manager shall be subject to PacifiCare's prior consent. The Supplier Client Relationship Manager shall (a) have overall responsibility for managing and coordinating the performance of Supplier's obligations under this Agreement and
(b) be


                                              * CONFIDENTIAL TREATMENT REQUESTED
authorized to act for and on behalf of Supplier with respect to all matters relating to this Agreement.

         12.2 KEY PERSONNEL. With respect to Key Personnel set forth in Schedule 12.2, except as otherwise agreed by PacifiCare, the Parties agree as follows:

                  (a) The Key Personnel shall be dedicated to the PacifiCare account on a full-time basis.

                  (b) Before assigning an individual to a Key Personnel position, whether as an initial assignment or as replacement, Supplier shall (i) notify PacifiCare of the proposed assignment, (ii) introduce the individual to appropriate representatives of the PacifiCare Entities, (iii) subject to applicable Law, provide PacifiCare with any information regarding the individual that may be reasonably requested by PacifiCare and (iv) obtain PacifiCare's consent for such assignment. Supplier shall only assign an individual to a Key Personnel position who is approved by PacifiCare.

                  (c) Supplier shall not replace or reassign an individual designated as Key Personnel for [...***...] from the date on which such individual is designated as Key Personnel, unless PacifiCare in its sole discretion consents to such reassignment or replacement of individual, or such individual (1) voluntarily resigns from Supplier, (2) is dismissed by Supplier for misconduct, (3) fails to perform his or her duties and responsibilities, or
(4) dies or is otherwise unable to work due to his or her disability.

                  (d) If PacifiCare in good faith decides that any Key Personnel should not continue in that position, then PacifiCare may, in its sole discretion and upon notice to Supplier, require immediate removal of such Key Personnel from the Project Staff. Supplier shall, as soon as reasonably practicable, replace such Key Personnel in accordance with this Section 12.2.

                  (e) Supplier shall maintain backup procedures and conduct the replacement procedures for any Key Personnel in such a manner so as to provide for an orderly succession for Key Personnel who are replaced.

         12.3 PROJECT STAFF. Supplier shall appoint to the Project Staff individuals with suitable training and skills to perform the Services, as applicable. Supplier shall provide PacifiCare with a list of all Supplier personnel dedicated full-time to the Project Staff at the end of every 90-day period after the Effective Date. Except as otherwise approved by PacifiCare (in its sole discretion), those Supplier personnel located on PacifiCare's premises may only provide services on such premises that support PacifiCare's operations. Supplier shall notify PacifiCare as soon as practicable after dismissing or reassigning any member of the Project Staff whose normal work location is at a PacifiCare Service Location.

         12.4 SUBCONTRACTORS.

                  (a) Except with respect to those subcontractors set forth in
Schedule 12.4, prior to subcontracting the Services or any portion thereof, Supplier shall: (i) notify PacifiCare of the proposed subcontract; (ii) provide the name of the proposed subcontractor, a description of the work to be subcontracted, an explanation of why that work is to be subcontracted and


                                              * CONFIDENTIAL TREATMENT REQUESTED
descriptive information about each subcontractor's ability to perform the work;
(iii) obtain PacifiCare's consent to such subcontract. the PacifiCare Entities shall not be bound by the provisions of any agreements entered into between Supplier and its subcontractors. Except with respect to those subcontractors set forth in Schedule 12.4, prior to amending, modifying or otherwise supplementing any subcontract relating to the Services in a manner that materially affects the scope or nature of the services provided by a subcontractor, Supplier shall notify PacifiCare of the proposed amendment, modification or supplement and shall obtain PacifiCare's consent thereto.

                  (b) No subcontracting shall release Supplier from its responsibility for its obligations under this Agreement. Supplier shall be responsible for the work and activities of each of its subcontractors, including compliance with the terms of this Agreement.

                  (c) Supplier shall be responsible for all payments to its subcontractors. Supplier shall promptly pay for all services, materials, equipment and labor used in providing the Services and Supplier shall keep the PacifiCare Entities' premises free of all liens related thereto.

                  (d) Those subcontractors who, as of the Effective Date, have been pre-approved by PacifiCare are set forth in Schedule 12.4.

                  (e) For Non-Critical Services (defined below) for which Supplier wishes to engage subcontractors, Supplier may comply with Section 12.4(a) by providing PacifiCare with notice as soon as practicable after engaging such subcontractor, provided that all other provisions of this Section
12.4 shall apply. For purposes of this Section 12.4, "NON-CRITICAL SERVICES" means services performed by a subcontractor that do not require interaction between the PacifiCare Entities and such subcontractor (including its employees), that are administrative in nature, and that are performed outside of the PacifiCare Service Locations. Non-Critical Services include, for example, memory tape replacement activities.

                  (f) If PacifiCare in good faith objects to the continued use of a subcontractor, or the scope of the duties of a particular subcontractor, even if such subcontractor has been previously approved pursuant to Section 12.4(a), is a provider of Non-Critical Services, or is listed on Schedule 12.4, upon notice from PacifiCare of such objection containing reasonable details concerning the basis of such objection, Supplier shall attempt to resolve such objections as soon as possible. If the Parties have not resolved such objections within [...***...] of PacifiCare's notice of its objection, Supplier shall cause such subcontractor to cease providing Services to PacifiCare and shall replace such subcontractor with another subcontractor acceptable to PacifiCare.

         12.5 CONDUCT OF SUPPLIER PERSONNEL. While at the PacifiCare Service Locations, Supplier and Supplier Agents agree at all times to, and shall cause the Project Staff to, (a) comply with the requests, standard rules and regulations of PacifiCare regarding safety and health, personal and professional conduct (including adhering to general safety practices and procedures) generally applicable to such PacifiCare Service Locations, (b) otherwise conduct themselves in a businesslike manner and (c) maintain and enforce Section 20 of this Agreement. If PacifiCare notifies Supplier that a particular member of the Project Staff is not conducting himself or herself in accordance with this
Section 12.5, Supplier shall promptly: (y) investigate


                                              * CONFIDENTIAL TREATMENT REQUESTED
the matter and take appropriate action that may include (i) removing the applicable person from the Project Staff, (ii) providing PacifiCare with prompt notice of such removal and (iii) replacing the applicable person with a similarly qualified individual; or (z) take other appropriate disciplinary action to prevent a recurrence. In the event of multiple violations of this
Section 12.5 by a particular member of the Project Staff, Supplier shall promptly remove the individual from the Project Staff.

         12.6 NON-COMPETITION. Supplier shall not assign any Key Personnel to the account of any competitor of the PacifiCare Entities without PacifiCare's prior consent for [...***...] following the date such KEY Personnel ceases to provide Services to PacifiCare pursuant to this Agreement.

13.      MANAGEMENT AND CONTROL.

         13.1 STEERING COMMITTEE. Prior to the Cutover Date, the PacifiCare Supplier Relationship Manager and the Supplier Client Relationship Manager shall determine the composition of a steering committee and each shall appoint an equal number of representatives to serve on such committee (the "STEERING COMMITTEE"). PacifiCare shall designate one of its representatives on the Steering Committee to act as the chairperson of the Steering Committee. The Steering Committee shall be authorized and responsible for (a) advising with respect to PacifiCare's tactical and strategic decisions regarding the establishment, budgeting and implementation of PacifiCare's priorities and plans for the Services and (b) monitoring and, without limitation of the dispute resolution procedures set forth in Section 23, resolving disagreements regarding the provision of the Services and the Service Levels. A Party may change any of its representatives on the Steering Committee upon notice to the other Party; provided that such change may be effected without causing any delays in the dispute resolution procedures set forth in Section 23.

         13.2 OVERSIGHT AND MANAGEMENT PROCESS; RELATIONSHIP WITH KEANE. Supplier shall perform the Services and manage its relationship with Keane, Inc. ("KEANE") in accordance with this Section 13.2, the Operational Agreement, and the Oversight and Management Process set forth in Schedule 13.2 ("OVERSIGHT AND MANAGEMENT PROCESS").

                  (a) RELATIONSHIP WITH KEANE; OPERATIONAL AGREEMENT. Supplier and Keane shall cooperate and interact with each other to the extent necessary for the PacifiCare Entities to receive the Services and the Keane Services in accordance with the terms and conditions of this Agreement and the Keane Agreement, respectively. PacifiCare shall, as PacifiCare deems appropriate, control and be the primary interface for the PacifiCare Entities with Supplier, Keane and third parties. Supplier shall work closely with Keane to deliver the Services and the Keane Services in a seamless manner through an integrated service delivery team, as described in the Oversight and Management Process, including, for example, the utilization of integrated tools, processes and methodologies, where applicable. In furtherance of the foregoing, as of the Effective Date, Supplier and Keane shall execute and deliver an agreement, acceptable in form and substance to PacifiCare (the "OPERATIONAL AGREEMENT"), which shall include, among other things, provisions that address the following items:


                                              * CONFIDENTIAL TREATMENT REQUESTED

                           (i) Supplier and Keane shall establish an integrated
Program Office (the "PROGRAM OFFICE") and procedures (e.g., the customer satisfaction methodology described on Schedule 13.2) acceptable to PacifiCare for use by Keane and Supplier to (1) permit Supplier to provide the Services and Keane to provide the Keane Services to PacifiCare in a seamless manner, (2) promptly investigate and resolve any performance failures that occur, and (3) determine the accountability as between Supplier and Keane for such failures. The initial Program Office shall consist of the individuals and positions set forth in Schedule 13.2. Members of the Program Office shall be deemed to be Key Personnel.

                           (ii) With respect to Keane's failure to provide the
Keane Services in accordance with applicable service levels, Supplier shall cause Keane to perform a root cause analysis in accordance with Section 8.4 of the Keane Agreement, to implement corrective procedures in accordance with the Keane Agreement, and to provide PacifiCare with the applicable reports and action plans as required by Section 8.4 of the Keane Agreement. With respect to
1) actions by Supplier that cause a service level failure by Keane, 2) actions by Keane that cause a service level failure by Supplier, or 3) service level failures attributable to both Supplier and Keane or for which the cause is not clear, Supplier will coordinate with Keane to perform a joint root cause analysis and provide to PacifiCare the reports and action plans specified in
Section 8.4 of this Agreement. Supplier shall implement measurement and monitoring tools and procedures that permit integrated reporting of compliance with applicable service levels, and the incurrence of service level credits, with respect to the Services and the Keane Services. In the event that service level failures by Supplier or Keane result in the incurrence of a service level credit (as provided in Section 8.8 of this Agreement or in Section 8.8 of the Keane Agreement, as applicable), service level credits shall be apportioned among, or incurred by each of, Supplier and Keane, in accordance with the Operational Agreement.

                           (iii) Supplier and Keane shall establish efficient
means of communication between Supplier, Keane and PacifiCare, including through a governance structure incorporating executive and operational committees described on Schedule 13.2, such that both routine operational information and information relating to any issues or problems with, or any interruptions (other than in connection with scheduled downtime set forth Schedule 8) or degradations to, the Services and any other Supplier or Keane obligations to PacifiCare flow between Supplier, Keane and PacifiCare without material delay and without requiring coordination by, or intervention of, PacifiCare, except as PacifiCare otherwise requires.

                           (iv) Supplier and Keane, working with PacifiCare to
the extent PacifiCare deems appropriate, shall in good faith attempt to resolve all disputes between Supplier and Keane relating to the provision of the Services, the Keane Services, or any other Supplier or Keane obligations to PacifiCare, as soon as possible and without involving PacifiCare; provided that in the event that Supplier and Keane do not resolve such disputes themselves, Supplier and Keane may jointly request that PacifiCare, at no cost or expense to PacifiCare, resolve such dispute and, if so requested, such resolution shall be final and binding on Supplier and Keane.

                           (v) Supplier and Keane shall provide for the
integration of tools, processes and methodologies where applicable in accordance with the Operational Agreement.

                           (vi) Supplier and Keane shall provide for any other
provisions necessary for Supplier and Keane to provide PacifiCare with the Services (including the Termination Assistance Services) and the Keane Services in a seamless manner.

Supplier shall not modify or amend the Operational Agreement in a manner that would have a material adverse effect on PacifiCare, the provision of the Services, the provision of the Keane Services or PacifiCare's ability to enforce its rights and remedies under this Agreement, without PacifiCare's prior consent.

                  (b) [...***...].

         13.3 POLICY & PROCEDURES MANUAL. An initial outline of a management Policy & Procedures Manual for the Services is set forth in Schedule 13.3. Within [...***...] after the Effective Date, Supplier shall deliver to PacifiCare, for PacifiCare's review, comment and consent, a management Policy & Procedures Manual based on the outline set forth in Schedule 13.3 that shall include, among other things, annual and quarterly objectives, annual plan and performance goals (the "POLICY & PROCEDURES MANUAL"). Supplier shall periodically prepare and provide to PacifiCare, for PacifiCare's review, comment and consent, updates to such Policy & Procedures Manual to reflect any changes in the procedures described therein as soon as practicable after such changes are made at PacifiCare's request or with PacifiCare's consent.

         13.4 CHANGE CONTROL PROCEDURES. Supplier shall deliver to PacifiCare, for its review, comment and consent, the Change Control Procedures. The Change Control Procedures shall provide, at a minimum, that:

                  (a) no Change shall be implemented without PacifiCare's consent (which may be given in a mutually e-mailed or other electronic format), except as may be necessary on a temporary basis to maintain the continuity of the Services, and any projected adverse effect of any Change with respect to the Services, Service Levels or Fees shall be a reasonable basis for disapproval of such proposed Change;

                                               *CONFIDENTIAL TREATMENT REQUESTED
                                       21

                  (b) with respect to all Changes, Supplier shall (i) schedule Changes, other than those Changes made on a temporary basis, to maintain the continuity of the Services so as not to unreasonably interrupt the PacifiCare Entities' business operations, (ii) prepare and deliver to PacifiCare each month a rolling schedule for ongoing and planned Changes for the next twelve (12) month period and (iii) monitor the status of Changes against the applicable schedule; and

                  (c) with respect to any Change made on a temporary basis to maintain the continuity of the Services, Supplier shall document and provide to PacifiCare notification of the Change no later than the next business day after the Change is made.

                  Supplier shall update the Change Control Procedures as necessary and shall provide such updated Change Control Procedures to PacifiCare for its consent.

14.      PROPRIETARY RIGHTS.

         14.1 BACKGROUND TECHNOLOGY. Supplier shall have and retain exclusive ownership of all of Supplier's Background Technology and intellectual property rights therein. Prior to including any Supplier Background Technology in any Work Product that Supplier shall use or deliver to any PacifiCare Entities in connection with the Services, Supplier must set forth in writing such Background Technology to be included and obtain PacifiCare's consent. Each Party shall have and retain exclusive ownership of all of its Background Technology and intellectual property rights therein. All rights not expressly granted herein with respect to Background Technology are reserved to the owner thereof.

         14.2 PACIFICARE SOFTWARE. Subject to the terms and conditions of this Agreement, PacifiCare hereby grants to Supplier, during the Term and the Termination Assistance Period, solely to provide the Services to the PacifiCare Entities, a global, fully-paid, royalty-free, non-exclusive, non-transferable license to (a) use the PacifiCare Proprietary Software (and Related Documentation in PacifiCare's possession), and (b) use, to the extent permissible under the applicable third party agreements, the PacifiCare Third Party Software. Supplier may sublicense, to the extent permissible under any applicable third party agreements, to Supplier Agents the right to use the PacifiCare Software solely to provide those Services that such Supplier Agents are responsible for providing. As between the Parties, PacifiCare shall retain all rights of ownership in the PacifiCare Software. All rights not expressly granted to Supplier in this Agreement with respect to the PacifiCare Software are reserved to PacifiCare.

         14.3 SUPPLIER SOFTWARE. Supplier shall obtain PacifiCare's consent prior to using any Supplier Software (and any of Supplier's Background Technology included in the Supplier Software) to provide the Services. A current list of Supplier Software is attached hereto as Schedule 14.3. Subject to the terms and conditions of this Agreement, Supplier hereby grants to PacifiCare a global, fully-paid, royalty-free, non-exclusive, non-transferable license to use, and to sublicense and to permit third parties to use, during the Term and Termination Assistance Period, solely in connection with the receipt or use of the Services, (a) the Supplier Proprietary Software (and any of Supplier's Background Technology included in the Supplier Software) and (b) to the extent permissible under the applicable third party agreements, the Supplier Third Party Software. Upon PacifiCare's request, Supplier shall provide PacifiCare with a list of all

Supplier Software being used to provide the Services as of the date of such request. As between the Parties, Supplier shall retain all rights of ownership in the Supplier Software. All rights not expressly granted to the PacifiCare Entities in this Agreement with respect to the Supplier Software are reserved to Supplier.

         14.4 SUPPLIER TOOLS. Supplier shall obtain PacifiCare's consent prior to using any Supplier Tools (and any of Supplier's Background Technology included in such Tools) to provide the Services. Subject to the terms and conditions of this Agreement, Supplier hereby grants to the PacifiCare Entities a global, fully-paid, royalty free, non-exclusive, non-transferable license to use, and to sublicense and to permit a third party to use, during the Term and Termination Assistance Period, solely in connection with the receipt or use of the Services, the Supplier Tools (and any of Supplier's Background Technology included in such Tools) used to provide the Services. All rights not expressly granted to the PacifiCare Entities in this Agreement with respect to the Supplier Tools are reserved to Supplier.

         14.5 WORK PRODUCT. PacifiCare shall own all right, title and interest in and to the Work Product and all copies thereof.

         14.6 POLICIES AND PROCEDURES MANUAL. Supplier shall own the Policy and Procedures Manual. Supplier hereby grants to PacifiCare a global, fully paid-up, royalty free, non-exclusive, non-transferable, perpetual and irrevocable license to use, reproduce and create derivative works of the Policies and Procedures Manual, and to sublicense the same rights to third parties solely in connection with such third parties' provision of services similar to the Services to PacifiCare Entities. All rights not expressly granted to PacifiCare Entities in this Agreement with respect to the Policy and Procedures Manual are reserved to Supplier. Notwithstanding the foregoing, Supplier shall not use or disclose to third parties any documentation, materials or other information provided by the PacifiCare Entities to Supplier for use in the Policy and Procedures Manual in any manner that could identify a PacifiCare Entity as the source of such documentation, material or information.

         14.7 UPGRADES TO SOFTWARE; REFRESH OF SUPPLIER EQUIPMENT. Supplier shall upgrade Software and refresh the Supplier Equipment in accordance with Exhibit B (Statement of Work).

15.      DATA.

         15.1 OWNERSHIP OF PACIFICARE DATA. All PacifiCare Data is, or shall be, and shall remain the property of PacifiCare. Supplier hereby irrevocably assigns, transfers and conveys, and shall cause Supplier Agents to assign, transfer and convey, to PacifiCare without further consideration all of its and their right, title and interest in and to PacifiCare Data.

         15.2 USE OF PACIFICARE DATA. Without PacifiCare's consent (subject to PacifiCare's sole discretion) or as otherwise directed by PacifiCare, PacifiCare Data shall not be (a) used, disclosed, monitored, analyzed, individualized, anonymized, aggregated, stored, copied, or otherwise provided to third parties by Supplier or Supplier Agents, (b) sold, assigned, or leased by Supplier or Supplier Agents, or (c) commercially exploited in any form (including any individualized, anonymized or aggregated form) by or on behalf of Supplier or Supplier Agents.

Supplier shall at all times comply with all PacifiCare data retention, use and privacy standards and all Laws relating to Supplier's access to PacifiCare Data.

         15.3 CORRECTION AND RECONSTRUCTION.

                  (a) Supplier shall, [...***...] promptly correct any errors or inaccuracies in the reports delivered to PacifiCare under this Agreement that are attributable to Supplier or Supplier Agents.

                  (b) Supplier shall develop and maintain procedures regarding the storage (including regular back up) and restoration of PacifiCare Data. Supplier shall, [...***...] recover any lost PacifiCare Data in The event that such losses are attributable to Supplier's failure to perform its obligations under this Agreement, provided that PacifiCare provides Supplier with reasonable assistance in recovering such lost data. For losses of PacifiCare Data that are not attributable to Supplier as specified in the preceding sentence, Supplier shall restore such losses by using the most recent back up of the lost PacifiCare Data, including any related computer journals, in accordance with this Agreement.

         15.4 RETURN OF DATA. Upon request by PacifiCare at any time during the Term and upon expiration or termination of this Agreement, or at any time when Supplier no longer requires any portion of the PacifiCare Data to provide the Services, Supplier shall (a) promptly return to PacifiCare, in the format and on the media on which it exists, all PacifiCare Data (or such portion as requested by PacifiCare or that is no longer necessary to provide the Services) and (b) erase or destroy all PacifiCare Data (or such portion of PacifiCare Data as requested by PacifiCare or that is no longer necessary to provide the Services) in Supplier's possession. Supplier and Supplier Agents shall use any archival tapes containing PacifiCare Data solely for back-up purposes and shall maintain such back-up copies of PacifiCare Data as Confidential Information of PacifiCare. [...***...].

16.      CONTINUED PROVISION OF SERVICES.

         16.1 DISASTER RECOVERY PLAN. PacifiCare's current disaster recovery plans (collectively, the "DRP") are set forth in Schedule 16.1, which DRP shall be effective under this Agreement until PacifiCare approves of any successor DRP to be developed pursuant to this Section 16.1. Promptly following the Effective Date, Supplier shall: (a) evaluate PacifiCare's current DRP and submit recommended DRP improvements for PacifiCare's review and approval and, if PacifiCare approves of the DRP improvements, implement a revised DRP acceptable to PacifiCare [...***...], or within another time period agreed to by the Parties; (b) update and test the operability of the DRP [...***...] during the Term; and, (c) during the period in which Supplier will provide disaster recovery services in lieu of the services that are provided under [...***...] certify in writing to PacifiCare [...***...] during the Term that the DRP is in place and executable in accordance with its terms. Supplier shall immediately notify PacifiCare of the occurrence of events that Supplier becomes aware of that could reasonably be considered a disaster (as defined in the DRP) and implement the DRP upon the declaration of a disaster by PacifiCare in

                                               *CONFIDENTIAL TREATMENT REQUESTED
accordance with the DRP. Without limiting Supplier's other obligations under this Agreement, including the Service Levels, in the event of an interruption in services described as "critical" in Schedule 16.1 ("CRITICAL SERVICES"), Supplier shall use all reasonable efforts to reinstate the Critical Services as promptly as possible, but in any event within the number of hours identified in
Schedule 16.1 with respect to each of the Critical Services. In the event of a disaster (as such term is defined in the DRP), PacifiCare shall continue to pay the then-current Base Fees, and Supplier shall not increase its Fees under this Agreement or charge PacifiCare usage or other incremental fees in addition to the Base Fees or the Variable Fees.

         16.2 FORCE MAJEURE. If and to the extent that a Party's performance of any of its obligations pursuant to this Agreement is prevented, hindered or delayed by fire, flood, earthquake, elements of nature or acts of God, acts of war, terrorism, riots, civil disorders, rebellions or revolutions, or any other similar cause beyond the reasonable control of such Party (but specifically excluding [...***...] (each, a "FORCE MAJEURE EVENT"), and such non-performance, hindrance or delay could not have been prevented by reasonable precautions, then the non-performing, hindered or delayed Party shall be excused for such non-performance, hindrance or delay, as applicable, of those obligations affected by the Force Majeure Event for as long as such Force Majeure Event continues and such Party continues to use all reasonable efforts to recommence performance whenever and to whatever extent possible without delay, including through the use of alternate sources, workaround plans or other means. The Party whose performance is prevented, hindered or delayed by a Force Majeure Event shall immediately notify the other Party of the occurrence of the Force Majeure Event and describe in reasonable detail the nature of the Force Majeure Event. The occurrence of a Force Majeure Event does not excuse, limit or otherwise affect Supplier's obligation to provide either normal recovery procedures or any other disaster recovery services described in Section 16.1.

         16.3 ALTERNATE SOURCE. If any Force Majeure Event or any Precluded Performance Event prevents, hinders or delays performance of any Services, for the time identified on Schedule 16.1 in the case of any Critical Service, or for more than [...***...] in the case of all other Services, Supplier shall, [...***...] arrange for an alternate source to provide the affected Services to the PacifiCare Entities. If the Force Majeure Event or Precluded Performance Event continues to prevent, hinder or delay performance of the Services, for more than [...***...] in the case of Critical Services, or more than [...***...] in The case of all other Services, PacifiCare may terminate this Agreement, in whole or in part (in the case of partial termination, only the portion of this Agreement affected by the Force Majeure Event or Precluded Performance Event, unless such event affects a substantial portion of this Agreement), as of a date specified by PacifiCare in a termination notice to Supplier, without regard to
Section 24.3(a), and shall pay applicable Wind Down Costs, if any.

         16.4 ALLOCATION OF RESOURCES. Whenever a Force Majeure Event or a disaster causes Supplier to allocate limited resources between or among Supplier's customers, Supplier shall not provide to any other customers of Supplier priority over PacifiCare. In addition, in no event shall Supplier re-deploy or reassign any Key Personnel to another account in the event of a Force Majeure Event. If a Force Majeure Event affects another Supplier customer and does not affect PacifiCare, Supplier may request that PacifiCare allow Supplier, subject to Supplier's obligations to perform the Services in accordance with the applicable Service Levels, to allocate certain Key

                                               *CONFIDENTIAL TREATMENT REQUESTED

Personnel to such other customer temporarily. PacifiCare shall consider such request in good faith and determine, in its sole discretion, whether to permit such reallocation.

17.      PAYMENTS AND INVOICING.

         17.1 BASE FEES. In consideration of Supplier providing the Base Services, and in accordance with Section 17.2, PacifiCare shall pay to Supplier the Base Fees as such fees are specified in Schedule 17. Except as expressly set forth in this Agreement, there shall be no charge or fees payable by PacifiCare in respect of Supplier's performance of its obligations pursuant to this Agreement.

         17.2 BASE FEES. On or before the tenth (10th) day of each month, Supplier shall provide PacifiCare with an invoice for the Fees associated with the Base Services performed during such month, including, after the first month of the Term, adjustments to such Fees based on the Variable Fee Report that accompanies such invoice. The Base Fees for each month in which PacifiCare receives such invoice in accordance with the preceding sentence shall be due and payable to Supplier on the last day of the month in which Supplier received the invoice. Invoices received after the tenth (10th) day of the month will be paid within thirty (30) days after PacifiCare's receipt of such invoices.

         17.3 VARIABLE FEES AND BASELINE ADJUSTMENTS. At the end of every month, Supplier shall review the amount of the Base Services used by PacifiCare during the preceding month. In the event PacifiCare's use of such services (a) increases above the resource baselines set forth in Schedule 17, PacifiCare shall pay to Supplier, in addition to the Base Fees, an amount equal to the Additional Resource Charges in connection with the services as set forth in
Schedule 17 or (b) decreases below the resource baselines set forth in Schedule 17, Supplier shall credit PacifiCare an amount equal to Reduced Resource Credits in connection with the services as set forth in Schedule 17. All such payments and credits shall be made in accordance with Section 17.4. Upon notice to Supplier, and no more than once each Contract Year, PacifiCare may adjust the resource baselines set forth in Schedule 17 and PacifiCare and Supplier shall implement an appropriate adjustment to the Fees to reflect the adjustment of the resource baselines.

         17.4 VARIABLE FEE REPORT. Beginning after the first month of the Term, Supplier shall provide PacifiCare with the Variable Fee Report at the same time Supplier provides the invoice for the Base Fees as specified Section 17.2. In the event the Reduced Resource Credits specified in such report are in excess of the Additional Resource Charges specified in such report, Supplier shall provide PacifiCare with a credit in the amount of such excess on the invoice for the Base Fees for that month. In the event the Additional Resource Charges specified in such report are in excess of the Reduced Resource Credits specified in such report, Supplier shall increase the amount owed under the Base Fee invoice for that month in the amount of such excess. In the event PacifiCare disapproves of any of the Variable Fees set forth in the Variable Fee Report, PacifiCare shall provide Supplier with a list of any Variable Fees of which PacifiCare disapproves and Supplier shall adjust the Variable Fee Report to reflect the changes indicated by PacifiCare and agreed to by Supplier.

         17.5 TIME OF PAYMENT. Any sum due Supplier pursuant to this Agreement for which payment is not otherwise specified shall be due and payable [...***...] after receipt by PacifiCare of an invoice from Supplier. If any payments or portion thereof are not received by Supplier within [...***...] after the dAte by payment is due, PacifiCare shall pay Supplier interest on such overdue amount equal to the lesser of (i) [...***...], and (ii) the maximum amount permissible by applicable Law ("LATE PAYMENT INTEREST"), as follows: if the payment is received between [...***...] after the due date, PacifiCare shall pay an amounT equal to the Late Payment Interest calculated on the entire first [...***...] of the month; if the paymenT is received between [...***...] after the due date and the end of that month, PacifiCare shall pay an amoUnt equal to the Late Payment Interest calculated on the entire number of days in that month. Payments received more than [...***...] after the due date will be subject to the same semi-monthly calculation foR each month such payments are overdue after the first month. Payments disputed in accordance with Section 17.7 are not subject to this Section 17.5.

         17.6 DETAILED INVOICES. Supplier shall provide detailed invoices as agreed by PacifiCare and Supplier pursuant to Schedule 17.

         17.7 FEE DISPUTE. PacifiCare may withhold invoiced amounts that PacifiCare disputes in good faith up to an amount equal to [...***...]. Disputed amounts in excess of [...***...] shall be deposited in an interest-bearing escrow account under the custody and control of a federally chartered bank until the Dispute is finally resolved, at which time the escrowed amounts and interest shall be promptly paid to the Party entitled thereto. PacifiCare shall pay disputed amounts in excess of [...***...] to Supplier under protest and in accordance with Section 17.5. The payment by either Party of any disputed amounts shall not constitute a waiver of such Party's rights under this Agreement or applicable Law. The Parties shall diligently pursue resolution of any fee Dispute in accordance with Section 23. PacifiCare shall notify Supplier of all such Disputes in writing and shall provide in reasonable detail an explanation of the facts underlying the Dispute. PacifiCare shall pay the amount of any invoice not in dispute in accordance with the terms of this Agreement.

         17.8 SUBSTANTIAL CHANGE IN BASELINES. In the event that PacifiCare's use of the Base Services with respect to a then-current baseline described in
Schedule 17 decreases by more than [...***...] percent ([...***...]%) (other than decreases attributable to PacifiCare's exercise of its rights under Section 3.10) for any consecutive ninety (90)-day period during the Term, PacifiCare and Supplier shall negotiate and implement an appropriate adjustment to the applicable Fees. In the event that PacifiCare's use of the Base Services with respect to a then-current baseline described in Schedule 17 substantially increases, upon PacifiCare's request, PacifiCare and Supplier shall negotiate and implement an appropriate adjustment to the applicable Fees.

         17.9 ADJUSTMENTS TO FEES. There shall be no periodic adjustments to the Fees except as set forth in Schedule 17.

         17.10 EXPENSES. Except as expressly set forth in this Agreement, all costs and expenses relating to the Services (including all costs and expenses related to the acquisition, maintenance

                                               *CONFIDENTIAL TREATMENT REQUESTED
and enhancement of the Software and Equipment) are included in the Fees and shall not be charged to or reimbursed by PacifiCare.

         17.11 RIGHTS OF SET-OFF. With respect to any amount that (a) should be reimbursed to PacifiCare or (b) is otherwise payable to PacifiCare, in each case pursuant to this Agreement, PacifiCare may deduct the entire amount owed to PacifiCare against the Fees or against the expenses owed by PacifiCare to Supplier under this Agreement.

         17.12 PRORATION. All periodic Fees under this Agreement are to be computed on a calendar month basis and shall be prorated on a per diem basis for any partial month.

         17.13 UNUSED CREDITS. Any unused credits against future payments owed to either Party by the other pursuant to this Agreement shall be paid to the applicable Party within thirty (30) days after the earlier of the expiration or termination of this Agreement.

         17.14 [...***...]. As part of its proposal under Section 5.1, Supplier shall (a) identify the solution and technology proposed to deliver the New Service, including alternatives that may provide improved cost or performance advantages, and (b) upon PacifiCare's authorization in accordance with Section 5.1, implement the agreed upon New Service. Supplier shall, where the acquisition of New Equipment or Software is required in connection with a New Service, upon PacifiCare's request, (x) purchase such New Equipment and recover such purchase as a one-time charge, (y) lease, or arrange for a third party to lease, such New Equipment, and/or (z) license, or arrange for a third party to license, any Software contained in such New Equipment to PacifiCare. PacifiCare shall pay to Supplier the amounts agreed by the Parties in connection with such purchase, lease and/or license. Except as otherwise agreed by the Parties or as otherwise provided in this Agreement, (i) all rights in and title to any New Equipment purchased by Supplier and paid for by PacifiCare shall belong to PacifiCare and all New Equipment shall be newly manufactured, and (ii) all leases and license procured under this Section 3.7(b) shall be in PacifiCare's name.

         17.15 FUNDS TRANSFER. PacifiCare shall pay Supplier amounts due pursuant to Section 17.2 and Section 17.4 by wire transfer to the account specified in Schedule 17.

18.      TAXES.

         18.1 Subject to Section 18.2, each Party shall be responsible for any personal property taxes on property it owns or leases, for franchise and privilege taxes on its business, and for taxes based on its net income or gross receipts.

         18.2 The Fees paid to Supplier are inclusive of, and Supplier shall be responsible for, any applicable sales, use, gross receipts, excise, value-added, services, consumption, withholding or other taxes attributable to periods on or after the Effective Date based upon or measured by Supplier's cost in acquiring or providing equipment, materials, supplies or services furnished or used by Supplier in performing or furnishing the Services, including all personal property and sales or use taxes, if any, due on the Supplier Equipment.


                                               *CONFIDENTIAL TREATMENT REQUESTED

         18.3 PacifiCare shall be responsible for any sales, use, gross receipts, excise, value-added, services, consumption, withholding or other tax in effect as of the Effective Date on the provision of the Services by Supplier to PacifiCare, however levied or assessed, and pay the amount of any such tax. To the extent that any sales, use, gross receipts, excise, value-added or services tax is required by Law to be separately identified in Supplier's invoices to PacifiCare, Supplier shall separately identify the tax and assume any and all responsibility for non-compliance, including interest and penalty assessments.

         18.4 In the event that any new sales, use, gross receipts, excise, value-added, services, consumption, withholding or other taxes (collectively, "NEW TAXES") are assessed on the provision of any of the Services, or in the event that any tax described in Section 18.3 is increased, [...***...].

         18.5 Any taxes assessed, as determined by PacifiCare, including a gross-up thereon, on the provision of the Services for a particular site resulting from Supplier's relocating or rerouting the delivery of Services for Supplier's convenience to, from or through a location other than the Service Location used to provide the Services as of the Effective Date shall be Supplier's responsibility; provided that, PacifiCare may pay such taxes and PacifiCare shall receive a credit with respect to the Fees invoiced under this Agreement equal to such payments made pursuant to this Section 18.4.

         18.6 PacifiCare and Supplier shall cooperate to segregate the Fees into the following separate payment streams: (a) those for taxable Services; (b) those for non-taxable Services; (c) those for which a sales, use or other similar tax has already been paid; and (d) those for which Supplier functions merely as a paying agent for PacifiCare in receiving goods, supplies or services (including leasing and licensing arrangements) that otherwise are nontaxable or have previously been subject to tax. In addition, each of PacifiCare and Supplier shall reasonably cooperate with the other to more accurately determine a Party's tax liability and to minimize such liability, to the extent legally permissible. Each of PacifiCare and Supplier shall provide and make available to the other any resale certificates, information regarding out-of-state sales or use of equipment, materials or services, and any other exemption certificates or information requested by a Party.

19.      AUDITS.

         19.1 SERVICES. Upon notice from PacifiCare, Supplier and Supplier Agents shall provide PacifiCare, PacifiCare Agents and any of the PacifiCare Entities' regulators or other reviewing bodies (including the National Committee for Quality Assurance (NCQA), Department of Insurance (DOI), and Department of Managed Healthcare (DMHC)) with access to and any assistance that they may require with respect to the Service Locations and the Systems for the purpose of performing audits or inspections of the Services and the business of the PacifiCare Entities relating to the Services. If any audit by an auditor designated by PacifiCare, a PacifiCare Agent or a regulatory authority results in Supplier being notified that Supplier or

                                               *CONFIDENTIAL TREATMENT REQUESTED

Supplier Agents are not in compliance with any Law or audit requirement, Supplier shall, and shall cause Supplier Agents to, comply with such Law or audit requirement promptly after such notification, and in no event later than required by a Governmental Authority. Supplier shall bear the expense of any such response that is (a) required by a Law or audit requirement relating to Supplier's business or (b) necessary due to Supplier's noncompliance with any Law or audit requirement imposed on Supplier, including as set forth in this Agreement. To the extent the expense is not payable by Supplier pursuant to the preceding sentence, PacifiCare shall bear the expense of any such compliance that is required by any Law or audit requirement relating to the PacifiCare Entities' business or that is necessary due to the PacifiCare Entities' noncompliance with any Law or audit requirement imposed on the PacifiCare Entities.

         19.2 FEES. Upon notice from PacifiCare, Supplier shall provide PacifiCare and PacifiCare Agents with access to such financial records and supporting documentation as may be requested by PacifiCare and PacifiCare and PacifiCare Agents may audit the Fees charged to PacifiCare to determine if such Fees are accurate and in accordance with this Agreement (including Section 17.11).

                  (a) If, as a result of such audit, PacifiCare determines that Supplier has overcharged PacifiCare, PacifiCare shall notify Supplier of the amount of such overcharge and Supplier shall promptly pay to PacifiCare the amount of the overcharge, plus Interest calculated from the date of receipt by Supplier of the overcharged amount until the date of payment to PacifiCare.

                  (b) In addition to PacifiCare's rights set forth in Section 19.2(a), in the event any such audit reveals an overcharge of [...***...] or more, Supplier shall, at PacifiCare's option, issue to PacifiCare a credit against the Base Fees or reimburse PacifiCare for the cost of such audit.

         19.3 OMNIBUS RECONCILIATION ACT. Without limiting the foregoing, until the expiration of four (4) years after the End Date, Supplier agrees that the Secretary of the Department of Health and Human Services (the "SECRETARY") and the Comptroller General of the United States, or the designee or duly authorized representative of either of them, shall have access to all books and records of Supplier directly pertaining to the subject matter of this Agreement and the provision of Services under it, in accordance with the criteria presently or hereafter developed by the Department of Health and Human Services ("HHS") as provided in Section 1861 of the Social Security Act, 42 U.S.C. Section 1395x(v)(1)(I), et seq. ("OBRA") and in accordance with Operational Policy Letter #77 as currently issued and as revised from time to time by the Centers for Medicare and Medicaid Services (formerly the Health Care Financing Administration). Upon request of the Secretary, and in accordance with criteria presently or hereafter developed by HHS as provided in OBRA, the Comptroller General, the designee or the authorized representative of either of them, Supplier shall make available (at reasonable times and places during normal business hours) this Agreement, and all books, documents, and records of Supplier that are necessary to verify the nature and extent of the costs of the Services provided by Supplier and furnished in connection with this Agreement. Supplier


                                               *CONFIDENTIAL TREATMENT REQUESTED
further agrees that if Supplier carries out any of the duties of this Agreement through a subcontract with a value or cost of [...***...] or more, such subcontract shall contain a clause to the effect that until the expiration of four (4) years after the furnishing of such services pursuant to such subcontract, the subcontracting party shall make available, upon written request of the Secretary, or upon request of the U.S. Comptroller General or any of their duly authorized representatives, the subcontract, and the books, documents and records of such organization that are necessary to verify the nature and extent of such costs of the Services provided by such subcontracting party and furnished in connection with this Agreement. Supplier shall promptly inform PacifiCare of any requests for information made pursuant to this provision.

         19.4 RECORD RETENTION. Supplier shall retain records and supporting documentation sufficient to satisfy the requirements set forth in this Section 19 and to document the Services and the Fees paid or payable by PacifiCare under this Agreement in accordance with PacifiCare's retention policies and procedures, as in effect from time to time.

         19.5 FACILITIES. Supplier shall provide to PacifiCare and PacifiCare Agents, on Supplier's premises (or, if the audit is being performed of a Supplier Agent, the Supplier Agent's premises if necessary), space, office furnishings (including lockable cabinets) and utilities as PacifiCare or such PacifiCare Agents may reasonably require to perform the audits described in this
Section 19.

         19.6 AUDIT SOFTWARE. Supplier shall operate and maintain such audit software as PacifiCare may request from time to time during the Term.

         19.7 RELIEF. In the event that the frequency or scope of PacifiCare's audits of Supplier's records under Sections 19.1 and 19.2 above are such that Supplier can demonstrate to PacifiCare that Supplier's compliance with the requirements of the aforesaid sections will have a material adverse effect on Supplier's ability to provide the Services, including in accordance with the applicable Service Levels, the Parties will negotiate in good faith to determine an appropriate duration and level of applicable Service Level relief or other consideration to enable Supplier to comply with its obligations under Sections
19.1 and 19.2.

20.      CONFIDENTIALITY.

         20.1 GENERAL OBLIGATIONS. All Confidential Information relating to or obtained from the PacifiCare Entities or Supplier shall be held in strict confidence by the recipient to the same extent and in at least the same manner as the recipient protects its own confidential information of similar importance (and in no event with less than reasonable care). Neither PacifiCare nor Supplier shall disclose, publish, release, transfer or otherwise make available Confidential Information of, or obtained from, the other Party in any form to, or for the use or benefit of, any person or entity without the disclosing Party's consent.

         20.2 EXCEPTIONS. Notwithstanding the foregoing, each of PacifiCare and Supplier shall be permitted to disclose relevant aspects of the other's Confidential Information to its officers, directors, agents, professional advisors, contractors (including the Benchmarker), subcontractors and employees and to the officers, directors, agents, professional advisors,


                                               *CONFIDENTIAL TREATMENT REQUESTED
contractors, subcontractors and employees of its affiliates, to the extent such disclosure is not restricted under any Assigned Agreements, any Managed Agreements, any Consents or any Laws or Governmental Approvals and only to the extent that such disclosure is reasonably necessary for the performance of its duties and obligations or the determination, preservation or exercise of its rights and remedies under this Agreement; provided, however, that the recipient shall take all reasonable measures to ensure that Confidential Information of the disclosing Party is not disclosed or duplicated in contravention of the provisions of this Agreement by such officers, directors, agents, professional advisors, contractors, subcontractors and employees. Furthermore, nothing in this Agreement shall limit the ability of a Party in possession of the Confidential Information of the other Party to disclose such Confidential Information, and such Party shall have no liability for such disclosure, if such disclosure is: (a) required to be made pursuant to Law, government authority, duly authorized subpoena or court order, whereupon the receiving Party shall provide prompt notice to the disclosing Party and give such Party an opportunity to respond prior to such disclosure; (b) required to be made to a court or other tribunal in connection with the enforcement of such Party's rights under this Agreement; or (c) is approved by the prior consent of the disclosing Party.

         20.3 ATTORNEY-CLIENT PRIVILEGE. Supplier recognizes that it may obtain access to client documents, data and databases created by and for the PacifiCare Entities and associated communications related thereto that are marked "privileged" or that contain a similar marking or are otherwise identified by PacifiCare as privileged (collectively, "PRIVILEGED WORK PRODUCT") that are confidential attorney work product or subject to the attorney-client privilege. Supplier shall not intentionally reveal Privileged Work Product to third parties and Supplier shall institute adequate safeguards to prevent the unintentional disclosure of Privileged Work Product to third parties. The only Project Staff who may have access to Privileged Work Product shall be those for whom such access is necessary for the purpose of providing services to the PacifiCare Entities as provided in this Agreement. Supplier recognizes that Privileged Work Product has been prepared in anticipation of litigation and that Supplier is performing the Services in respect of Privileged Work Product as an agent of PacifiCare, and that all matter related thereto is protected from disclosure by Rule 26 of the United States Federal Rules of Civil Procedure (or any similar Law in other local jurisdictions). Should Supplier ever be notified of any judicial or other proceeding seeking to obtain access to Privileged Work Product, Supplier shall (a) immediately notify PacifiCare and (b) subject to applicable Law, take such reasonable actions as may be specified by PacifiCare to resist providing such access. PacifiCare shall have the right and duty to represent Supplier in such resistance or to select and compensate counsel to so represent Supplier or to reimburse Supplier for reasonable attorneys' fees and expenses incurred in resisting such access.

         20.4 UNAUTHORIZED ACTS. Without limiting either Party's rights in respect of a breach of this Section 20, each Party shall:

                  (a) promptly notify the other Party of any unauthorized possession, use or knowledge, or attempt thereof, of the other Party's Confidential Information by any person or entity that may become known to such Party;

                  (b) promptly furnish to the other Party full details of the unauthorized possession, use or knowledge, or attempt thereof, and assist the other Party in investigating or preventing the recurrence of any unauthorized possession, use or knowledge, or attempt thereof, of Confidential Information;

                  (c) cooperate with the other Party in any litigation and investigation by the other Party against third parties to protect such Party's proprietary rights; and

                  (d) promptly use all reasonable efforts to prevent a recurrence of any such unauthorized possession, use or knowledge, or attempt thereof, of Confidential Information.

                  Each Party shall bear the cost it incurs as a result of compliance with this Section 20.

         20.5 INJUNCTIVE RELIEF. The Parties acknowledge and agree that monetary damages may be inadequate to compensate for a breach of the provisions contained in this Section 20 or other confidentiality provisions of this Agreement. In the event of such breach, the injured Party may seek injunctive relief and any and all other remedies available at law or in equity. This Section 20.5 in no way limits the liability or damages that may be assessed against a Party in the event of a breach of this Section 20 by the other Party.

         20.6 RESIDUAL INFORMATION. Except for [...***...] the Party receiving Confidential Information may use in its business activities, in the case of Supplier, the data processing ideas, concepts and know-how contained in such Confidential Information, and in the case of PacifiCare, the general ideas, concepts, and know-how contained in such Confidential Information, in each case retained in the unaided memories of the receiving Party's employees involved in the provision or receipt of the Services (and not intentionally memorized for the purpose of later recording or use) ("RESIDUAL INFORMATION"). Nothing contained in this Section 20.6 shall entitle the receiving Party to disclose the source of the Residual Information. For purposes of this Section 20.6, the term "business activities" shall mean, in the case of Supplier, the provision of information technology products and services, and in the case of PacifiCare, the provision of healthcare-related products and services.

21.      REPRESENTATIONS AND WARRANTIES.

         21.1 BY PACIFICARE. PacifiCare represents and warrants to Supplier that:

                  (a) PacifiCare is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware;

                  (b) PacifiCare has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement;

                  (c) the execution, delivery and performance of this Agreement by PacifiCare (i) has been duly authorized by PacifiCare and (ii) shall not conflict with, result in a breach of or constitute a default under any other agreement to which PacifiCare is a party or by which PacifiCare is bound;


                                               *CONFIDENTIAL TREATMENT REQUESTED

                  (d) PacifiCare is duly licensed, authorized or qualified to do business and is in good standing in every jurisdiction in which a license, authorization or qualification is required for the ownership or leasing of its assets or the transaction of business of the character transacted by it, except where the failure to be so licensed, authorized or qualified would not have a material adverse effect on PacifiCare's ability to fulfill its obligations under this Agreement; and

                  (e) PacifiCare is in compliance with all Laws and has obtained all applicable permits and licenses required of PacifiCare in connection with its obligations under this Agreement, except 1) with respect to issues, concerns or requests regarding PacifiCare or California (DMHC File No. 933-0126), PacifiCare Behavioral Health of California, Inc. (DMHC File No. 933-0301) and/or PacifiCare Dental (DMHC File No. 933-0100) that may be forthcoming from the DMHC, arising from or related to the DMHC Filing, and 2) where the failure to comply with such Laws or obtain such permits and licenses would not have a material adverse effect on PacifiCare's or Supplier's ability to fulfill its respective obligations under this Agreement.

         21.2 BY SUPPLIER. Supplier represents and warrants to PacifiCare that:

                  (a) Supplier is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of New York;

                  (b) Supplier has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement;

                  (c) the execution, delivery and performance of this Agreement by Supplier (i) has been duly authorized by Supplier and (ii) shall not conflict with, result in a breach of or constitute a default under any other agreement to which Supplier is a party or by which Supplier is bound;

                  (d) Supplier is duly licensed, authorized or qualified to do business and is in good standing in every jurisdiction in which a license, authorization or qualification is required for the ownership or leasing of its assets or the transaction of business of the character transacted by it, except where the failure to be so licensed, authorized or qualified would not have a material adverse effect on Supplier's ability to fulfill its obligations under this Agreement;

                  (e) Supplier is in compliance with all Laws applicable to Supplier's obligations under this Agreement and has obtained all applicable permits and licenses required of Supplier in connection with its obligations under this Agreement;

                  (f) there is no outstanding litigation, arbitrated matter or other dispute to which Supplier is a party that, if decided unfavorably to Supplier, would reasonably be expected to have a material adverse effect on Supplier's ability to fulfill its obligations under this Agreement; and

         21.3 DISCLAIMER. EXCEPT AS SPECIFIED IN SECTION 21.1 AND SECTION 21.2, NEITHER PACIFICARE NOR SUPPLIER MAKES ANY OTHER WARRANTIES WITH RESPECT TO THE SERVICES OR THE SYSTEMS AND EACH EXPLICITLY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED,

INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A SPECIFIC PURPOSE.

22.      ADDITIONAL COVENANTS.

         22.1 BY PACIFICARE. PacifiCare covenants and agrees with Supplier that during the Term and the Termination Assistance Period:

                  (a) PacifiCare shall comply with all Laws applicable to PacifiCare, except where the failure to comply would not have a material adverse effect on PacifiCare's or Supplier's ability to fulfill its respective obligations under this Agreement; and

                  (b) PacifiCare shall not expressly direct Supplier, in providing the Services, to take actions that violate PacifiCare Laws, provided that to the extent Supplier knew or should have known that such action would violate a PacifiCare Law, PacifiCare shall not have breached this Section 22.1(b), and Supplier shall not be entitled to assert such a breach.

         22.2 BY SUPPLIER. Supplier covenants and agrees with PacifiCare that during the Term and the Termination Assistance Period:

                  (a) in addition to meeting or exceeding all Service Levels, Supplier shall at all times render the Services promptly and diligently and perform in a professional and workmanlike manner;

                  (b) Supplier shall at all times use qualified individuals with suitable training, education, competence and skill to perform the Services, as applicable;

                  (c) Supplier shall comply with all Laws applicable to Supplier except where the failure to comply would not have a material adverse effect on Supplier's or PacifiCare's ability to fulfill its respective obligations under this Agreement;

                  (d) from and after the Effective Date, in providing the Services, Supplier shall comply with the Medical Confidential Information Laws, including Medical Confidential Information Laws that PacifiCare, as a Covered Entity, is required to require Supplier to comply with as a Business Associate, and any measures PacifiCare adopts from time to time in order to comply with Medical Confidential Information Laws (provided that PacifiCare provides notice of such measures to the Supplier Client Relationship Manager). In the event that the requirements of any Medical Confidential Information Laws are more restrictive or protective of information than the confidentiality and nondisclosure provisions of this Agreement, the Medical Confidential Information Laws shall control;

                  (e) Supplier shall use all reasonable efforts to prevent the introduction or coding of viruses or similar items into the Systems. In the event a virus or similar item is introduced into the Systems, and such introduction is not attributable to Supplier or Supplier Agents (including Supplier's failure to perform its obligations under this Agreement), Supplier shall use all reasonable efforts to assist the PacifiCare Entities in reducing the effects of the virus or similar item, and, if the virus or similar item causes a loss of operational efficiency or loss of data, to assist the PacifiCare Entities to the same extent to mitigate and restore such losses, provided that Supplier is not obligated to restore lost data resulting from such introduction [...***...]. In the event a virus or similar item is introduced into the Systems, and such introduction is attributable to Supplier or Supplier Agents (including Supplier's failure to perform its obligations under this Agreement), Supplier shall use all reasonable efforts to reduce the effects of the virus or similar item, and, if the virus or similar item causes a loss of operational efficiency or loss of data, to mitigate the loss of operational efficiency and restore the loss of data [...***...]; and

                  (f) without the consent of PacifiCare, Supplier shall not insert into the Software used to provide the Services any code that disables or otherwise shuts down all or any portion of the Services. Supplier further covenants that, with respect to any disabling code that may be part of the Software used to provide the Services, Supplier shall not invoke such disabling code at any time, including upon expiration or termination of this Agreement, without PacifiCare's consent.

23.      DISPUTE RESOLUTION.

         23.1 RESOLUTION PROCEDURES. Except as otherwise provided below, the Parties shall attempt to resolve any dispute arising under or related to this Agreement (a "DISPUTE") in accordance with the procedures set forth in this
Section 23.1.

                  (a) CONTRACT MANAGERS. Within [...***...] after either Party furnishes to the other notice of a Dispute, the PacifiCare [...***...] and the Supplier [...***...] shall consider the Dispute in person or BY telephone and shall attempt in good faith to resolve the Dispute for a period of [...***...], or [...***...] in the event of a fee Dispute. If the Dispute is not resolved, as agreed by the Parties in writing, within such period, the Dispute shall be escalated in accordance with Section 23.1(b) below.

                  (b) VICE PRESIDENTS. If a Dispute is not resolved in accordance with Section 23.1(a) above, Supplier's [...***...] (or any successor position) shall meet with PacifiCare to discuss the Dispute with PacifiCare's [...***...] or his or her designee at a PacifiCare Service Location or other location specified by PacifiCare, and the Parties shall attempt in good faith to resolve the Dispute for a period of [...***...], or [...***...] in the event of a fee Dispute. Unless the Parties otherwise agree in writing, either Party may pursue its rights and remedies under this Agreement after the expiration of such period.

         23.2 EXCLUSIONS. Notwithstanding the foregoing, Disputes relating to
Section 15.4, Section 20 or Section 26 shall not be subject to Section 23.1. In addition, nothing in this Agreement shall limit either Party's right to seek immediate injunctive or other equitable relief whenever the facts or circumstances would permit a Party to seek such relief in a court of competent jurisdiction.

         23.3 CONTINUITY OF SERVICES. Supplier acknowledges that the timely and complete performance of its obligations pursuant to this Agreement is critical to the business and operations of the PacifiCare Entities. Accordingly, in the event of a Dispute between PacifiCare

                                               *CONFIDENTIAL TREATMENT REQUESTED
and Supplier, and provided that PacifiCare is in compliance with Section 17.7, Supplier shall continue to so perform its obligations under this Agreement in good faith during the resolution of such Dispute.

24.      TERMINATION.

         24.1 TERMINATION FOR CONVENIENCE. PacifiCare may terminate this Agreement, effective any time after [...***...] by giving Supplier notice of the termination at least one hundred and eighty (180) days prior TO the termination date specified in the notice.

         24.2 TERMINATION FOR CHANGE IN CONTROL. In the event of a Change in Control of Supplier, PacifiCare or either Party's respective parent companies, PacifiCare may terminate this Agreement, at its sole discretion, by giving Supplier notice of the termination at least one hundred eighty (180) days prior to the termination date specified in the notice.

         24.3 TERMINATION FOR CAUSE.

                  (a) If Supplier defaults in the performance of any of its material obligations (including by repeatedly defaulting in the performance of any of its obligations which, when combined, constitute a breach of a material obligation) under this Agreement (except as provided in Section 24.4), and does not cure such default within [...***...] (the "SUPPLIER DEFAULT CURE PERIOD") after receipt of a notice of default from PacifiCare (the "SUPPLIER DEFAULT NOTICE"), then PacifiCare may, without limiting PacifiCare's other rights or remedies under this Agreement, by giving notice to Supplier, terminate this Agreement, in whole or in part, as of the termination date specified in the Supplier Default Notice, such date to be no more than ninety (90) days after the date of the Supplier Default Notice, unless otherwise agreed by the Parties.

                  (b) If PacifiCare fails to make undisputed payments due to Supplier under this Agreement and does not pay such undisputed amounts within [...***...] (the "PACIFICARE DEFAULT CURE PERIOD") of receipt of Supplier's notice of PacifiCare's failure to pay such undisputed amounts (the "PACIFICARE DEFAULT Notice"), then Supplier may, by giving notice to PacifiCare, terminate this Agreement in whole as of the termination date specified in the PacifiCare Default Notice. If PacifiCare disputes any amounts that are the subject of the PacifiCare Default Notice and fails to pay such amounts in accordance with
Section 17.7 during the PacifiCare Default Cure Period (subject to the resolution of such Dispute), then Supplier may, by giving notice to PacifiCare, terminate this Agreement in whole as of the termination date specified in the PacifiCare Default Notice.

         24.4 TERMINATION FOR FAILURE TO PROVIDE CRITICAL SERVICES. If Supplier fails to provide any Critical Service and does not, within [...***...] after such failure identified on Schedule 24.4 with respect to such Critical Service, cure such failure or, if such failure cannot be cured within [...***...] identified on Schedule 24.4 with respect to such Critical Service, provide PacifiCare with a workaround that allows PacifiCare to receive such Critical Service in accordance with this Agreement, [...***...]


                                               *CONFIDENTIAL TREATMENT REQUESTED

[...***...] Nothing in this Section 24.4 shall be deemed to limit or obviate PacifiCare's right to terminate this Agreement pursuant to Section 24.3(a).

         24.5 TERMINATION IN PART. If PacifiCare elects to terminate this Agreement "in part" pursuant to its termination rights under this Agreement, the part of the Agreement terminated must be [...***...]. If PacifiCare terminates the [...***...] or Insources a portion of the [...***...], the Parties will negotiate in good faith and implement an equitable adjustment to this Agreement to accommodate such termination or Insourcing.

25.      TERMINATION FEES.

         25.1 EARLY TERMINATION FEE. If PacifiCare terminates this Agreement pursuant to Section 24.1, then PacifiCare shall pay Supplier the early termination fees set forth in Schedule 17 (the "EARLY TERMINATION FEE"). PacifiCare shall pay the Early Termination Fee within thirty (30) days of the last day of the month in which Supplier is providing Termination Assistance Services following termination pursuant to Section 24.1.

         25.2 ASSET PURCHASE. Upon the expiration or termination of this Agreement by either Party for any reason, at PacifiCare's sole discretion, PacifiCare shall have the option to purchase from Supplier any Equipment, Software or other materials purchased by Supplier or Supplier Agents to provide the Services, or any portion thereof, at the lesser of fair market value or book value.

         25.3 NO OTHER FEES. Except as expressly set forth in this Section 25, Section [...***...], Section 16.3 and Section 26, PacifiCare shall have no obligation to pay any termination fee or other fees to Supplier in connection with the termination of this Agreement, and any recovery or remedy sought by Supplier for such termination shall be limited to the Early Termination Fee set forth in this Section 25 and the Termination Assistance Services Fees (as described in Section 26.2). Supplier agrees that if PacifiCare terminates this Agreement pursuant to Section 24.3(a) or Section 24.4, then Supplier shall not be entitled to any Early Termination Fee, except for any payments due for any Equipment, Software or other materials that PacifiCare elects to purchase pursuant to Section 26.3 and for any Termination Assistance Services Fees as set forth in Section 26 below.

26.      TERMINATION ASSISTANCE.

         26.1     TERMINATION ASSISTANCE SERVICES.

                  (a) Commencing up to six (6) months before the expiration or any earlier termination of this Agreement, upon the request of and as specified by PacifiCare, and in accordance with this Section 26, Supplier shall provide the Termination Assistance Services described in Schedule 26.1 (the "TERMINATION ASSISTANCE SERVICES") to facilitate the smooth transition of the Services (and other functions being performed by Supplier and Supplier Agents


                                               *CONFIDENTIAL TREATMENT REQUESTED
under this Agreement at the time of such expiration or termination) to PacifiCare or another service provider of PacifiCare's choosing (the "DESIGNEE").

                  (b) PacifiCare may also (i) upon the request of and as specified by PacifiCare, and subject to Section 26.2 below, require Supplier to provide the Termination Assistance Services up to twelve (12) months following the effective date of expiration or any termination of this Agreement, and (ii) at the end of such twelve- (12)-month period and upon the request of and as specified by PacifiCare, require Supplier to provide the Termination Assistance Services for an additional period of up to six (6) months following the end of the twelve (12)-month period described above (collectively, the period of Termination Assistance Services prior to the effective date of expiration or termination of this Agreement and the periods referred to in clauses (i) and
(ii) above, the "TERMINATION ASSISTANCE PERIOD"). Without limiting Supplier's obligations to provide the Termination Assistance Services in accordance with this Section 26, following a request by PacifiCare that Supplier perform the Termination Assistance Services, PacifiCare shall, as soon as reasonably practicable, advise Supplier of the anticipated duration of the Termination Assistance Period, and, to the extent reasonably possible, the types of Termination Assistance Services that PacifiCare anticipates it will require during such period.

                  (c) During the Termination Assistance Period, Supplier shall provide the Termination Assistance Services until PacifiCare, in its sole discretion, provides Supplier notice that the Services have been satisfactorily transferred to PacifiCare or the Designee.

                  (d) The quality and level of Termination Assistance Services and other services performed during the Termination Assistance Period shall not be materially degraded from the level of service (including Service Levels, where applicable) provided by Supplier and Supplier Agents for similar services during the Term.

                  (e) After the expiration of the Termination Assistance Period, Supplier shall (i) answer questions from the PacifiCare Entities regarding the Services on an "as needed" basis at Supplier's then-standard billing rates and (ii) deliver to PacifiCare any remaining PacifiCare Entity-owned reports and documentation still in Supplier's possession.

         26.2     TERMINATION ASSISTANCE SERVICES FEES.

                  (a) With respect to Termination Assistance Services that are Services performed under this Agreement prior to the Termination Assistance
Period:

                           (i)      During the Termination Assistance Period
prior to the expiration or termination of this Agreement, Supplier shall provide Termination Assistance Services at no additional charge to PacifiCare to the extent that such assistance can be provided through resources included in the Base Fees without materially interfering with Supplier's ability to perform the Services. To the extent that any Termination Assistance Services cannot be provided using resources included in the Base Fees, PacifiCare shall pay Supplier to provide such services in accordance with Section 17.3.

                           (ii)     During the Termination Assistance Period
after the expiration or termination of this Agreement, if applicable, Supplier shall provide Termination Assistance Services at the rates applicable under this Agreement for such services.

                  (b) With respect to Termination Assistance Services that are not Services performed under this Agreement prior to the Termination Assistance Period, Supplier shall provide such services during the Termination Assistance Period in accordance with Section 5.1 and Section 17.14.

                  (c) The fees paid for Termination Assistance Services (the "TERMINATION ASSISTANCE SERVICES FEES") are to be paid in accordance with the payment terms set forth in Section 17. Supplier shall have no obligation to provide Termination Assistance Services if PacifiCare fails to comply with
Section 17.7.

         26.3 EXIT DUTIES AND EXIT RIGHTS. Upon the later of the expiration or termination of this Agreement and the last day of the Termination Assistance Period (the "END DATE"):

                  (a)      The rights granted to Supplier and Supplier Agents in
Section 14.2 shall immediately terminate and Supplier shall, and shall cause Supplier Agents to, (i) deliver to PacifiCare, at no cost to PacifiCare, a current copy of the PacifiCare Software in the form in use as of the End Date and (ii) destroy or erase all other copies of the PacifiCare Software in Supplier's or Supplier Agents' possession. Supplier shall, upon PacifiCare's request, certify to PacifiCare that all such copies have been destroyed or erased.

                  (b) Supplier shall promptly deliver to PacifiCare a copy of any Software that is subject to a Back-End Consent in the form in use for performance of the Services as of the End Date. If the Software subject to this
Section 26.3(b) is Supplier Proprietary Software, Supplier shall also provide to the PacifiCare Entities support and maintenance services for such Software and Tools on terms, conditions and prices agreed upon by the Parties, which shall in no event [...***...].

                  (c) Upon PacifiCare's request, for a period of [...***...] after the End Date, with respect to any Supplier Software or Tools that Supplier is using to provide the Services as of the date of termination or expiration of this Agreement and that Supplier operates on equipment located at one or more Supplier Service Locations, Supplier shall provide to the PacifiCare Entities or PacifiCare's designees remote access to and use of such Supplier Software and Tools, together with all hosting, maintenance, support and other services required for the PacifiCare Entities or PacifiCare's designees to use such Supplier Software and Tools to continue the Services, all on terms, conditions and prices agreed upon by the Parties, which shall in no event be [...***...]. Supplier shall provide such additional assistance as may be necessary to permit PacifiCare to establish the same or similar functions on equipment at PacifiCare's or another service provider's locations.

                  (d) Supplier shall (i) deliver to PacifiCare a copy of all of the Work Product, in the form in use as of the End Date, and (ii) destroy or erase all other copies of the Work Product in Supplier's possession.

                  (e) [...***...]. Upon PacifiCare's request, Supplier shall assist the PacifiCare Entities in obtaining directly from third


                                               *CONFIDENTIAL TREATMENT REQUESTED
parties any third party Software or services used in the provision of the Services, which Software and services are not subject to a Back-End Consent.

                  (f) Upon PacifiCare's request, Supplier shall sell to PacifiCare or its Designee (i) the Supplier Equipment being used by Supplier or Supplier Agents solely to perform the Services as of the End Date and (ii) any other assets transferred by the PacifiCare Entities to Supplier or Supplier Agents and used to provide the Services as of the End Date, free and clear of all liens, security interests or other encumbrances at the lesser of the fair market value, as shall be determined by an agreed-upon appraisal, and the book value. Supplier shall also furnish to the PacifiCare Entities all user and other documentation in its possession that relates to such Equipment.

                  (g) PacifiCare shall have the right to extend offers of employment to all Supplier and Supplier Agent personnel who have been or are assigned to or have or are performing any Services or other work on behalf of Supplier or Supplier Suppliers with respect to PacifiCare. Supplier and Supplier Suppliers shall provide reasonable access to such personnel and shall not interfere in any way with any such solicitation by PacifiCare.

                  Where any of the foregoing rights under this Section 26.3 may be requested by PacifiCare, PacifiCare may request such rights either before or after the End Date.

27.      INDEMNITIES.

         27.1 INDEMNITY BY PACIFICARE. PacifiCare shall indemnify Supplier from, and defend and hold Supplier harmless from and against, any Losses suffered, incurred or sustained by Supplier or to which Supplier becomes subject, resulting from, arising out of or relating to any claim:

                  (a) that the PacifiCare Software infringes upon the proprietary rights of any third party (except as may have been caused by a modification by Supplier or Supplier Agents, or by written directions or specifications provided to PacifiCare by Supplier or Supplier Agents);

                  (b) relating to the inaccuracy, untruthfulness or breach of any representation or warranty [...***...];

                  (c) relating to (i) a violation by the PacifiCare Entities or PacifiCare Agents of Law for the protection of persons or members of a protected class or category of persons, including unlawful discrimination,
(ii) work-related injury (except as may be covered by PacifiCare's workers' compensation plan) or death caused by the PacifiCare Entities or PacifiCare Agents, (iii) accrued employee benefits not expressly assumed by Supplier, (iv) any representations, oral or written, made by PacifiCare or PacifiCare Agents to the Affected Employees and (v) any other aspect of the Affected Employees' employment relationship with PacifiCare or termination of such employment relationship with PacifiCare (including claims for breach of an express or implied contract of employment);


                                               *CONFIDENTIAL TREATMENT REQUESTED

                  (d) relating to any amounts, including taxes, interest and penalties, assessed against Supplier that are the obligation of PacifiCare pursuant to Section 18;

                  (e) relating to personal injury (including death) or property loss or damage resulting from PacifiCare's acts or omissions;

                  (f)      relating to a breach of Section 20;

                  (g) relating to PacifiCare's failure to comply with the Consents and Governmental Approvals applicable to PacifiCare, PacifiCare's failure to obtain and maintain the PacifiCare Governmental Approvals, [...***...];

                  (h) relating to a breach of PacifiCare's obligations under Section 22.1(a); [...***...]; and

                  (i) relating to a breach of PacifiCare's obligations under Section 30.3.

                  [...***...].

         27.2 INDEMNITY BY SUPPLIER. Supplier shall indemnify the PacifiCare Entities from, and defend and hold the PacifiCare Entities harmless from and against, any Losses suffered, incurred or sustained by the PacifiCare Entities or to which the PacifiCare Entities become subject resulting from, arising out of or relating to any claim:

                  (a) that the Work Product, Supplier Tools, Supplier Software, Supplier Equipment, any enhancements or modifications to the PacifiCare Software performed by Supplier or Supplier Agents or any other resources or items provided to the PacifiCare Entities by Supplier or Supplier Agents infringe upon the proprietary or other rights of any third party (except as may have been caused by a modification by the PacifiCare Entities or PacifiCare Entity Agents, or by written directions or specifications provided to Supplier by PacifiCare or the PacifiCare Entities);

                  (b) relating to any duties or obligations of Supplier or Supplier Agents in respect of a third party or any subcontractor of Supplier;

                  (c) by a third party customer of Supplier arising from services or systems provided by Supplier or Supplier Agents from a Service Location that is shared with customers of Supplier [...***...];


                                               *CONFIDENTIAL TREATMENT REQUESTED

                  (d) relating to the inaccuracy, untruthfulness or breach of any representation or warranty specified in Section 21.2; [...***...];

                  (e) relating to Supplier's failure to obtain, maintain or comply with the Consents, obtain and maintain Supplier Governmental Approvals, comply with Governmental Approvals applicable to Supplier, [...***...];

                  (f) relating to (i) a violation by Supplier or Supplier Agents of Law for the protection of persons or members of a protected class or category of persons, including unlawful discrimination, (ii) work-related injury (except as may be covered by Supplier's workers' compensation plan) or death caused by Supplier or Supplier Agents, (iii) accrued employee benefits not expressly retained by the PacifiCare Entities, (iv) any representations, oral or written, made by Supplier or Supplier Agents to the PacifiCare Entities' employees, including the Affected Employees and (v) any other aspect of the Affected Employees' employment relationship with Supplier or the termination of the employment relationship with Supplier (including claims for breach of an express or implied contract of employment);

                  (g) relating to any amounts, including taxes, interest and penalties, assessed against the PacifiCare Entities that are the obligation of Supplier pursuant to Section 18;

                  (h) relating to personal injury (including death) or property loss or damage resulting from Supplier's or Supplier Agents' acts or omissions;

                  (i) relating to a breach of Supplier's obligations with respect to Section 15.1, Section 15.2 and Section 15.4;

                  (j)      relating to a breach of Section 20;

                  (k)      relating to a breach of Supplier's obligations under
Section 22.2(c) and 22.2(d); [...***...]; and

                  (l)      [...***...].

                  [...***...].


                                              * CONFIDENTIAL TREATMENT REQUESTED

         27.3 INDEMNIFICATION PROCEDURES. If any claim is commenced against a person or entity entitled to indemnification under Section 27.1 or Section
27.2 (the "INDEMNIFIED PARTY"), notice thereof shall be given to the Party that is obligated to provide indemnification (the "INDEMNIFYING PARTY") as promptly as practicable. If, after such notice, the Indemnifying Party shall acknowledge that this Agreement applies with respect to such claim, then the Indemnifying Party shall be entitled, if it so elects, in a notice promptly delivered to the Indemnified Party, but in no event less than ten (10) days prior to the date on which a response to such claim is due, to immediately take sole control of the defense and investigation of such claim and to employ and engage attorneys reasonably acceptable to the Indemnified Party to handle and defend the same, at the Indemnifying Party's sole cost and expense. The Indemnified Party shall cooperate, at the cost of the Indemnifying Party in all reasonable respects with the Indemnifying Party and its attorneys in the investigation, trial and defense of such claim and any appeal arising therefrom. The Indemnified Party may, at its own cost and expense, participate, through its attorneys or otherwise, in such investigation, trial and defense of such claim and any appeal arising therefrom, provided that such participation does not unreasonably interfere with the Indemnifying Party's ability to defend such claim. No settlement of a claim that involves a remedy other than the payment of money by the Indemnifying Party shall be entered into without the consent of the Indemnified Party. After notice by the Indemnifying Party to the Indemnified Party of its election to assume full control of the defense of any such claim, the Indemnifying Party shall not be liable to the Indemnified Party for any legal expenses incurred thereafter by such Indemnified Party in connection with the defense of that claim. If the Indemnifying Party does not assume full control over the defense of a claim subject to such defense as provided in this Section 27, the Indemnifying Party may participate in such defense, at its sole cost and expense, and the Indemnified Party shall have the right to defend the claim in such manner as it may deem appropriate, at the cost and expense of the Indemnifying Party.

         27.4     OBLIGATION TO REPLACE.

                  (a) SUPPLIER. In the event that the use of the Work Product, the Supplier Software, the Supplier Tools, the Supplier Equipment or any modifications or enhancements to the PacifiCare Software or the Tools performed by Supplier or Supplier Agents, (each, as applicable, the "SUPPLIER INDEMNIFIED COMPONENT"), pursuant to an indemnifiable claim according to 27.2(a) is found to infringe upon the intellectual property or proprietary rights of any third party or is enjoined, Supplier shall provide PacifiCare with a written plan detailing how Supplier shall, at Supplier's cost and expense and to the extent possible in such a manner that does not materially affect PacifiCare's business activities: (i) obtain the right to continue using the Supplier Indemnified Component; (ii) modify the Supplier Indemnified Component so that it is no longer infringing while maintaining the substantially similar functionality; or (iii) replace the Supplier Indemnified Component with a non-infringing replacement with the same functionality. Supplier shall obtain PacifiCare's consent to such plan before implementing the plan. Supplier shall provide to PacifiCare at Supplier's cost and expense and as soon as practicable any training of Supplier personnel necessary to enable Supplier personnel to use the modified or replaced Supplier Indemnified Component.

                  (b) PACIFICARE. In the event that the use of the PacifiCare Software (each, as applicable, the "PACIFICARE INDEMNIFIED COMPONENT"), pursuant to an indemnifiable claim according to 27.1(a) is found to infringe upon the intellectual property or proprietary rights of any third party or is enjoined, and to the extent such infringement materially hinders Supplier's ability to provide the Services, PacifiCare shall, at PacifiCare's cost and expense and in such a manner as to minimize disturbances to Supplier's provision of the Services: (i) obtain for Supplier the right to continue using the PacifiCare Indemnified Component; (ii) modify the PacifiCare Indemnified Component so that it is no longer infringing; or (iii) replace the PacifiCare Indemnified Component with a substantially similar non-infringing component.

28.      DAMAGES.

         28.1 CONSEQUENTIAL DAMAGES. Subject to Section 28.4, in no event shall either the PacifiCare Entities or Supplier be liable for any indirect, incidental, special or consequential damages, arising out of or relating to its performance or failure to perform under this Agreement, even if advised of the possibility of such damages.

         28.2 DIRECT DAMAGES. Each of the Parties shall be liable to the other for any direct damages arising out of or relating to its performance or failure to perform under this Agreement; [...***...].

         28.3 BASIS OF THE BARGAIN. Each Party acknowledges that the foregoing limitations are an essential element of this Agreement between the Parties and that in the absence of such limitations the pricing and other terms set forth in this Agreement would be substantially different.


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                                       45

         28.4 EXCLUSIONS. The limitations or exculpations of liability set forth in Section 28.1 and Section 28.2 shall not apply to: [...***...].

29.      INSURANCE.

         29.1 TYPES AND AMOUNTS. During the term of this Agreement, Supplier shall procure and maintain, at Supplier's sole cost and expense, the following insurance coverages:

                  (a) COMMERCIAL GENERAL LIABILITY INSURANCE, including premises, products (if products are being provided) /completed operations (if services are being provided) and contractual liability with limits of not less than [...***...] per occurrence and [...***...] aNNUAL aggregate for bodily injury and property damage. Said insurance shall be provided on an "occurrence" form.

                  (b) AUTOMOBILE LIABILITY INSURANCE (if performing any activities on PacifiCare's premises) with limits of not less than [...***...] per occurrence, combined single limit for bodily injury and property damage, covering owned non-owned and hired vehiclES.

                  (c) WORKERS COMPENSATION AND EMPLOYERS LIABILITY. If the Supplier is an employer of one or more employees, workers compensation and employers liability coverage with minimum limits of:

                           (i) Workers Compensation - statutory as required by law

                           (ii)     Employers Liability-

                                    bodily injury by accident:      $[...***...] each accident

                                    bodily injury by disease:       $[...***...] each employee

                                    bodily injury by disease:       $[...***...] policy limit

                  (d) If Supplier has a claims-made based policy (or policies) and such policy (or policies) are cancelled or not renewed, Supplier agrees to exercise any option contained in said policy (or policies) to extend the reporting period to the maximum period permitted; provided, however, that Supplier need not exercise such option if the superseding insurer shall accept all prior claims.

                  (e) Supplier may satisfy the coverage minimums set forth in 29.1(a)-(d) by any combination of primary or umbrella coverage, provided that any umbrella coverage used to meet the coverage minimums set forth in 29.1(a)-(d) must meet or exceed the aggregate coverage minimums for all claims covered by such umbrella coverage.


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                                       46

         29.2 SUPPLIER AGENTS. Supplier shall require that each Supplier Agent carry Commercial General Liability insurance, including premises, products, completed operations and contractual liability insurance, and in addition, carry Automobile Liability insurance (if performing on PacifiCare's premises), Workers Compensation and Employers Liability insurance, and Consultant's Errors and Omission Liability insurance with the same minimum limits as required herein for Supplier. Except with regard to the Affected Contractors engaged by Supplier pursuant to this Agreement, Supplier shall require that all Supplier Agents shall carry the aforementioned insurance with the same minimum limits as required for Supplier in Section 29.1 above.

         29.3 DOCUMENTATION. Each of Supplier's and Supplier Agents' insurance policies shall:

                  (a) be issued by companies that are admitted insurers in the jurisdiction in which the services or products are being provided;

                  (b) be issued by companies that have an A. M. Best rating of not less than "A-", and are in a size category which is not lower than "VIII";

                  (c) be primary and noncontributory with any of PacifiCare's insurance;

                  (d) name PacifiCare as an additional insured; (except Workers Compensation, Employers Liability and Errors and Omissions coverages) and

                  (e) provide PacifiCare with thirty (30) days prior notice of cancellation, non-renewal or material change in the form or limits of coverage.

                  (f) Supplier and Supplier Agents shall cause its insurance carriers, brokers or agents to issue to PacifiCare certificates of insurance evidencing all insurance coverages, and any renewals thereof, required by this Section 29.

                  (g) Notwithstanding any other provision of this Agreement, failure to provide the certificates of insurance shall be grounds for immediate termination of this Agreement.

         29.4 SELF-INSURANCE. If any of the required coverages are provided by a self-insurance arrangement, a wholly owned insurance subsidiary (captive) or a risk retention group, the above requirement may be waived at the sole discretion of PacifiCare, but only after review of the self-insured's, captive's or risk retention group's most current audited financial statement and actuarial report. In addition Supplier agrees, during the Term of this Agreement, to provide PacifiCare with updated financial statements and actuarial reports within a reasonable time after the close of each of the self-insurance program's plan year.

         29.5 INTENTIONS. None of the foregoing requirements as to the type and limits of insurance to be maintained by Supplier and Supplier Agents are intended to and shall not in any manner limit or qualify the liabilities and obligations assumed by Supplier under this Agreement.

30.      MISCELLANEOUS PROVISIONS.

         30.1 AMENDMENTS. No amendment to, or change, waiver or discharge of, any provision of this Agreement shall be valid unless in writing and signed by, in the case of PacifiCare, the PacifiCare Supplier Relationship Manager, and in the case of the Supplier, the Supplier Client Relationship Manager.

         30.2     ASSIGNMENT.

                  (a) Neither Party shall, without the consent of the other Party, assign this Agreement, except that PacifiCare may assign this Agreement to a PacifiCare Included Affiliate or another entity or business unit of PacifiCare or pursuant to a reorganization or Change in Control of PacifiCare without such consent. Without limitation of any of its obligations under this Agreement, Supplier may assign its right to payment under this Agreement to an affiliate Controlled by Supplier, provided that PacifiCare shall not be liable to make any payments directly to such assignee. Upon PacifiCare's assignment of this Agreement to a PacifiCare Included Affiliate or another PacifiCare entity or business unit or pursuant to a reorganization or Change in Control of PacifiCare, and upon such entity's assumption of PacifiCare's obligations under this Agreement, PacifiCare shall be released from any obligation or liability under this Agreement provided that, except with respect to a Change in Control of PacifiCare, Supplier consents to such release (which consent may only be withheld based on reasonable good faith considerations relating to the assignee's ability to perform PacifiCare's financial obligations under this Agreement). The consent of a Party to any assignment of this Agreement shall not constitute such Party's consent to further assignment. This Agreement shall be binding on the Parties and their respective successors and permitted assigns. Any assignment in contravention of this Section 30.2 shall be void.

                  (b) In the event that PacifiCare divests an entity or business unit of PacifiCare, Supplier shall, for a period of up to two (2) years from the effective date of such divestiture, at PacifiCare's request, continue to provide the Services to such divested PacifiCare entity or business unit at the applicable Fees then in effect. The applicable Fees attributable to that portion of the Services of such divested PacifiCare entity or business unit shall be paid to Supplier, at PacifiCare's discretion, by the successor entity owning or controlling such divested entity or business unit and the same amount shall be deducted for the Fees payable by PacifiCare to Supplier.

         30.3 ASSIGNMENT OF CLAIMS. PacifiCare agrees that any and all claims against Supplier arising from this Agreement shall be brought solely by PacifiCare and that the other PacifiCare Entities shall assign such claims to PacifiCare.

         30.4 BANKRUPTCY. The Parties acknowledge and agree that this Agreement constitutes a license of an intellectual property right by Supplier to the PacifiCare Entities as such term is used in Section 365(n) of Title 11 of the United States Code.

         30.5 CONFLICT OF INTEREST. Neither Party shall pay any salaries, commissions, fees or make any payments or rebates to any employee of the other, or to any designee of such employee, or favor any employee of the other, or any designee of such employee, with gifts or entertainment of significant cost or value or with services or goods sold at less than full market value. Supplier agrees that its obligation to the PacifiCare Entities under this Section 30.5 shall also be binding upon Supplier Agents. Supplier further agrees to insert the provisions of this Section 30.5 in each contract with a Supplier Agent.

         30.6 CONSENTS, APPROVALS AND REQUESTS. Except as specifically set forth in this Agreement, all consents and approvals to be given by either Party under this Agreement shall not be unreasonably withheld or delayed and each Party shall make only reasonable requests under this Agreement.

         30.7 CORPORATE INTEGRITY. Supplier acknowledges that PacifiCare operates under a compliance program known as the "PACIFICARE ETHICS AND INTEGRITY PROGRAM." Supplier further acknowledges that, notwithstanding anything contained herein, PacifiCare shall not be required to engage in any conduct that may violate any policies, procedures or directives of the PacifiCare Ethics and Integrity Program or its Medical Confidential Information Laws-related policies and procedures. Supplier further represents that it neither has been, nor currently is, excluded from participation in government funded healthcare programs, including Medicare, Medicaid, CHAMPUS and FEHP.

         30.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties.

         30.9 COVENANT OF FURTHER ASSURANCES. PacifiCare and Supplier covenant and agree that, subsequent to the execution and delivery of this Agreement and without any additional consideration, each of PacifiCare and Supplier shall execute and deliver any further legal instruments and perform any acts that are or may become necessary to effectuate the purposes of this Agreement.

         30.10 ENTIRE AGREEMENT. This Agreement and the Schedules and Exhibits to this Agreement represent the entire agreement between the Parties with respect to its subject matter, and there are no other representations, understandings or agreements between the Parties relative to such subject matter. Notwithstanding the foregoing, neither PacifiCare nor Supplier shall be relieved of any of its respective obligations with regard to any information subject to the terms of any confidentiality agreement executed between PacifiCare and Supplier prior to the Effective Date.

         30.11 EXPORT. Supplier shall not knowingly export or re-export any personal computer system, part, technical data or sub-elements under this Agreement, directly or indirectly, to any destinations prohibited by the United States Government. The term "technical data" in this context, means such data as is defined as technical data by applicable United States export regulations.

         30.12 GOOD FAITH AND FAIR DEALING. PacifiCare and Supplier acknowledge and agree that all aspects of the business relationship and dealings between PacifiCare and Supplier contemplated by this Agreement, including the performance of all obligations and the exercise of all rights hereunder, shall be governed by the fundamental principle of good faith and fair dealing.

         30.13 GOVERNING LAW AND VENUE. The rights and obligations of the parties under this Agreement shall be governed in all respects by the laws of the State of [...***...] exclusively, as such laws apply to contracts between [...***...] residents performed entiRElY within [...***...]. Supplier agrees that it shall only bring any action or proceeding arising from or relating to this Agreement in a federal court in the [...***...] or in state court in [...***...], and Supplier irrevocably submits to the personal jurisdictioN aND VENUE of any such court in any such action or proceeding or in any action or proceeding brought in such courts by PacifiCare.

         30.14 NOTICES. Except as otherwise specified in this Agreement, all notices, requests, consents, approvals, agreements, authorizations, acknowledgements, waivers and other communications required or permitted under this Agreement shall be in writing. Wherever under this Agreement one Party is required to give notice to the other, such notice shall be deemed effective: (a) five (5) calendar days after deposit in the United States Mail, postage prepaid, certified or registered mail, return receipt requested; (b) three (3) calendar days after deposit with a national overnight courier; (c) if given by telex, telegraph or facsimile, one (1) day after transmission, provided confirmation of such notice is also sent by national overnight courier or delivered in person; or (d) upon delivery if delivered in person or by messenger, in each case, addressed to the following addresses (or such other address as either party may be notified of as described above):

         To PacifiCare:      PacifiCare Health Systems, Inc.
                             3120 W. Lake Center Drive
                             Santa Ana, California  92704-6917
                             Attention - Chief Information Officer;

         With copies to:     PacifiCare Health Systems, Inc.
                             3120 W. Lake Center Drive
                             Santa Ana, California  92704-6917
                             Attention - Chief Financial Officer;

                             Konowiecki & Rank LLP 350 South Grand
                             Avenue, Suite 2100 Los Angeles, CA 90071
                             Attention - Joseph Konowiecki, Esq.;

                             Cooley Godward LLP

                             Five Palo Alto Square, 3000 El Camino Real
                             Palo Alto, CA 94306
                             Attention - Daniel R. Mummery, Esq.;


         To Supplier:        ______________________________


                                              * CONFIDENTIAL TREATMENT REQUESTED

                             ______________________________
                             ______________________________
                             Attention - [Title of Officer];


         With copies to:     ______________________________
                             ______________________________
                             ______________________________
                             Attention - [Title of Officer];


                             ______________________________
                             ______________________________
                             ______________________________
                             Attention - [Outside Counsel];

         Supplier shall also provide a copy of any notice provided by Supplier to PacifiCare pursuant to Section 7.3 to the following individual (or his or her successor, as specified by PacifiCare):

                             Attention - Sharon Hulbert

                             Director of Ethics and Legal Operations
                             PacifiCare Health Systems, Inc.
                             M.S. LCO1-307, 3120 Lake Center Drive
                             Santa Anna, CA 92704

         Either Party may change its address or telecopy number for notification purposes by giving the other Party ten (10) days notice of the new address or telecopy number and the date upon which it shall become effective.

         30.15 PUBLICITY. Each Party shall (a) submit to the other all advertising, written sales promotions, press releases and other publicity matters relating to this Agreement in which the other Party's name or mark is mentioned or that contain language from which the connection of said name or mark may be inferred or implied and (b) not publish or use such advertising, sales promotions, press releases or publicity matters without the other Party's consent.

         30.16 RELATIONSHIP. The Parties intend to create an independent contractor relationship and nothing contained in this Agreement shall be construed to make either the PacifiCare Entities or Supplier partners, joint venturers, principals, agents (except as expressly set forth in Section 7) or employees of the other. No officer, director, employee, agent, affiliate or contractor retained by Supplier to perform work on the PacifiCare Entities' behalf under this Agreement shall be deemed to be an employee, agent or contractor of the PacifiCare Entities. Neither Party shall have any right, power or authority, express or implied, to bind the other.

         30.17 SEVERABILITY. If any provision of this Agreement is held by a court of competent jurisdiction to be contrary to Law, then the remaining provisions of this Agreement, if capable of substantial performance, shall remain in full force and effect.

         30.18    SURVIVAL. The terms of Section 14, Section 15, Section 17.7,
Section 18, Section 19.3, Section 19.4, Section 19.5, Section 20, Section 21,
Section 23, Section 26, Section 27, Section 28 and Section 30 shall survive the expiration or termination of this Agreement.

         30.19 THIRD PARTY BENEFICIARIES. Each Party intends that this Agreement shall not benefit, or create any right or cause of action in or on behalf of, any person or entity other than the Parties and the PacifiCare Entities.

         30.20 CUMULATIVE REMEDIES. No right or remedy herein conferred upon or reserved to either Party is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy under this Agreement, or under applicable Law, whether now or hereafter existing, provided that through the exercise of its rights and remedies under this Agreement a Party shall not be entitled to any financial recovery that is duplicative of any other financial recovery hereunder.

         30.21 WAIVERS. No delay or omission by either Party to exercise any right or power it has under this Agreement shall impair or be construed as a waiver of such right or power. A waiver by any Party of any breach or covenant shall not be construed to be a waiver of any succeeding breach or any other covenant. All waivers must be signed by the Party waiving its rights.

         IN WITNESS WHEREOF, each of PacifiCare and Supplier has caused this Agreement to be executed and delivered by its duly authorized representative.

                                   PACIFICARE HEALTH SYSTEMS, INC.

                                   By:    /s/  Maria Fitzpatrick
                                        ----------------------------------------
                                        Name:  Maria Fitzpatrick
                                        Title: Senior Vice President/Chief
                                               Information Officer

                                   By:    /s/  Bary Bailey
                                        ----------------------------------------
                                        Name:  Bary Bailey
                                        Title: Executive Vice President/Chief
                                               Strategic Officer

                                   INTERNATIONAL BUSINESS MACHINES CORPORATION

                                   By:    /s/  Roland S. Harris, III
                                        ----------------------------------------
                                        Name:  Roland S. Harris, III
                                        Title: General Manager, Public Sector,
                                               IBM Global Services

                         TABLE OF EXHIBITS AND SCHEDULES

Exhibit A     Definitions
Exhibit B     Statement of Work
Exhibit C     PacifiCare Included Affiliates


Schedule 3.1(b)(i)      Affected Contractors
Schedule 3.1(b)(ii)     Affected Employees
Schedule 3.5            Technical Architecture and Product Standards Procedures
Schedule 3.8(a)         Promissory Note
Schedule 3.8(b)         Form of General Assignment and Bill of Sale
Schedule 3.9(b)         Reports
Schedule 4.1            Transition Plan
Schedule 4.2            Critical Transition Milestones
Schedule 6.3(a)         PacifiCare Regulations
Schedule 7.1            Assigned Agreements
Schedule 7.2            Managed Agreements
Schedule 8              Service Levels and Service Level Credits
Schedule 8.7            Service Levels that Trigger Termination Rights
Schedule 9.2(a)         Approved Benchmark Providers
Schedule 10.1           Service Locations
Schedule 10.2           Safety and Security Procedures
Schedule 11             Human Resources Provisions
Schedule 12.2           Key Personnel
Schedule 12.4           Approved Subcontractors
Schedule 13.2           Oversight and Management Process
Schedule 13.3           Policy & Procedures Manual
Schedule 14.2(a)        PacifiCare Proprietary Software
Schedule 14.2(b)        PacifiCare Third Party Software
Schedule 14.3           Supplier Software
Schedule 16.1           Disaster Recovery Plan(s) and Critical Services
Schedule 17             Fees
Schedule 17.15          Funds Transfer Information
Schedule 24.4           Failure to Provide Critical Services
Schedule 26.1           Termination Assistance Services

                                    EXHIBIT A

                                   DEFINITIONS


         "ADDITIONAL RESOURCE CHARGES" OR "ARC" means the resource charges for the use of Services above the resource baselines as set forth in Schedule 17.

         "AFFECTED CONTRACTORS" means those PacifiCare contractors identified in
Schedule 3.1(b)(i).

         "AFFECTED EMPLOYEES" means those PacifiCare employees identified in
Schedule 3.1(b)(ii).

         "AGREEMENT" means this Information Technology Services Agreement between PacifiCare and Supplier, including all schedules and exhibits attached hereto.

         "ANNUAL PLAN" means the plan described in Section 3.9(a)(iii).

         "ASSETS" means the assets described in Schedule 3.8(b).

         "ASSIGNED AGREEMENTS" means the third party agreements that are assigned, in whole or in part, to Supplier and that are set forth in Schedule 7.1.

         "BACK-END CONSENTS" means all third party licenses, approvals, permits, consents and authorizations that are necessary to allow: (a) the PacifiCare Entities and PacifiCare Entity Agents (i) to use the Supplier Third Party Software and Supplier third party Tools, (ii) to use the Supplier Equipment to the extent that PacifiCare acquires such Equipment, (iii) to use any assets owned or leased by Supplier or Supplier's Agents and used solely to perform the Services to the extent that PacifiCare acquires such assets, and (iv) to assign any contracts with respect to third party services used by Supplier or Supplier Agents to provide the Services to the extent requested by PacifiCare (and to the extent Supplier to obtain such assignments using all reasonable efforts), in each case for PacifiCare's use after the expiration of termination of this Agreement; and (b) Supplier and Supplier Agents to assign to PacifiCare the Work Product.

         "BACKGROUND TECHNOLOGY" of a Party means all algorithms, designs, drawings, formula, know-how, protectable business methods, inventions, software, materials, works of authorship, tools, and other technology that (a) is owned by such Party and is in existence in electronic or written form on or prior to the Effective Date or (b) is developed, acquired or licensed by such Party after the Effective Date independently of the work undertaken pursuant to this Agreement.

         "BASE FEES" means the fees for the Base Services.

         "BASE SERVICE LEVELS" means the service levels and standards (both initial and final) for the performance of the Base Services as described in, or determined in accordance with, Schedule 8.
..
         "BASE SERVICES" has the meaning specified in Section 3.1.

         "BENCHMARKER" has the meaning specified in Section 9.2(a).

         "BENCHMARK PROCESS" means the objective measurement and comparison process established by the Parties utilizing baselines, standards and normalization factors agreed by PacifiCare and Supplier.

         "BUSINESS ASSOCIATE" has the meaning given in HIPAA.

         "CHANGE(S)" means any change to (a) the Services, (b) the Software used to provide the Services or (c) the Equipment used to provide the Services, that would materially alter the functionality, performance standards or technical environment of the Software used to provide the Services or the Equipment used to provide the Services, the provision of the Services, the Service Levels, the composition of the Services, or the cost to PacifiCare of the Services.

         "CHANGE CONTROL PROCEDURES" has the meaning specified in Section 13.4.

         "CHANGE IN CONTROL" means any event or series of events that results directly or indirectly in a change in the management or Control of a Party. Without limiting the generality of the foregoing, each of the following shall be considered a Change in Control: (a) the consolidation or merger of a Party with or into any entity; (b) the sale, transfer or other disposition of all or substantially all of the assets of a Party; (c) any change in the beneficial ownership of [...***...] or more (or such lesser percentage that constitutes Control) of the outstanding voting securities or other ownership interests of a Party; or (d) the resignation, removal appointment or election of a majority of the members of a Party's board of directors or management team within a [...***...].

         "CONFIDENTIAL INFORMATION" of the PacifiCare Entities or Supplier means all information and documentation of the PacifiCare Entities and Supplier, respectively, whether disclosed to or accessed by the PacifiCare Entities or Supplier in connection with this Agreement, including (a) with respect to the PacifiCare Entities, all PacifiCare Data and all information of the PacifiCare Entities or their respective customers, suppliers, contractors and other third parties doing business with the PacifiCare Entities, (b) with respect to the PacifiCare Entities all IIHI, PHI and all other data and information of or relating to patients, (c) with respect to the PacifiCare Entities and Supplier, the terms of this Agreement and (d) any information developed by reference to or use of the PacifiCare Entities' or Supplier's Confidential Information; provided, however, that except to the extent otherwise provided by Law, the term "Confidential Information" shall not include information that (w) is already known by the recipient at the time of disclosure (other than through unauthorized disclosure), as demonstrated by the recipient's written records, and the recipient has no obligation of confidentiality other than pursuant to this Agreement or any confidentiality agreements between the PacifiCare Entities and Supplier entered into before the Effective Date, (x) is independently developed by the recipient, as demonstrated by the recipient's written records, without violating the disclosing Party's proprietary rights, (y) is or becomes publicly known (other than through unauthorized disclosure) or (z) is rightfully received by a Party free of any obligation of confidentiality.

         "CONSENTS" means the Front-End Consents and the Back-End Consents, collectively.


                                              * CONFIDENTIAL TREATMENT REQUESTED

         "CONTRACT YEAR" means each twelve- (12)-month period commencing, in the case of the first Contract Year, on the Effective Date and thereafter upon the completion of the immediately preceding Contract Year.

         "CONTROL" means, with respect to any entity, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through the ownership of voting securities (or other ownership interest), by contract or otherwise.

         "COVERED ENTITY" has the meaning given in HIPAA.

         "CRITICAL SERVICES" means those services described as Critical Services in Schedule 16.1.

         "CRITICAL TRANSITION MILESTONE" means a milestone specified in Schedule 4.2.

         "CUTOVER DATE" means [...***...].

         "DATA SAFEGUARDS" means the data safeguards specified in Section 10.2.

         "DEFAULT CURE PERIOD" means the PacifiCare Default Cure Period or the Supplier Default Cure Period, as applicable.

         "DEFAULT NOTICE" means the PacifiCare Default Notice or the Supplier Default Notice, as applicable.

         "DISPUTE" has the meaning specified in Section 23.1.

         "DMHC FILING" has the meaning specified in Section 3.3(d).

         "DRP" means the disaster recovery plan described in Section 16.1.

         "EFFECTIVE DATE" means December 31, 2001.

         "END DATE" has the meaning specified in Section 26.3.

         "END-USER" means a user of the Services, as specified by PacifiCare.

         "EQUIPMENT" means computers and related equipment, including central processing units and other processors, controllers, moderns, communications and telecommunications equipment (voice, data and video), cables, storage devices, printers, terminals, other peripherals and input and output devices, and other tangible mechanical and electronic equipment intended for the processing, input, output, storage, manipulation, communication, transmission and retrieval of information and data.

         "EXTENSION PERIOD" has the meaning specified in Section 2.2(b).

         "FEES" means the Base Fees, the Additional Resource Charges and any other amounts payable by PacifiCare to Supplier pursuant to this Agreement.


                                              * CONFIDENTIAL TREATMENT REQUESTED

         "FORCE MAJEURE EVENT" means a force majeure event as defined in Section 16.2.

         "FRONT-END CONSENTS" means all third party licenses, approvals, permits, consents and authorizations that are necessary to allow: (i) Supplier and Supplier Agents to use (1) the PacifiCare Entities' owned and leased assets,
(2) the services provided for the benefit of the PacifiCare Entities under PacifiCare's third party services contracts (other than PacifiCare Third Party Contracts), (3) the PacifiCare Software and PacifiCare Tools, (4) the Supplier Software and Supplier Tools and (5) any assets owned or leased by Supplier and used to provide the Services; (ii) PacifiCare to assign the Assigned Agreements to Supplier pursuant to Section 7.1 and Supplier to manage and administer the Managed Agreements pursuant to Section 7.2; (iii) Supplier and Supplier Agents to use any third party services required by Supplier to provide the Services during the Term and the Termination Assistance Period; and (iv) the PacifiCare Entities and PacifiCare Entity Agents to use the Supplier Third Party Software and Tools.

         "GOVERNMENTAL AUTHORITY" means any Federal, state, municipal, local, territorial, or other governmental department, regulatory authority, judicial or administrative body, whether domestic, foreign or international.

         "GOVERNMENTAL APPROVALS" means the PacifiCare Governmental Approvals and the Supplier Governmental Approvals, collectively.

         "HIPAA" means the Health Care Insurance Portability and Accountability Act of 1996, as amended and as may be further amended, including all rules and regulations promulgated thereunder.

         "IIHI" has the meaning specified in HIPAA.

         "IMPROVED TECHNOLOGY" has the meaning specified in Section 3.2.

         "INDEMNIFIED PARTY" has the meaning specified in Section 27.3.

         "INDEMNIFYING PARTY" has the meaning specified in Section 27.3.

         "INITIAL TERM" has the meaning specified in Section 2.1.

         "INITIAL TERM EXPIRATION DATE" has the meaning specified in Section
2.1.

         "INTEREST" means the rate of interest announced by Citigroup Inc. at its principal office in the United States as its prime commercial lending rate plus [...***...], but in no event to exceed the highest lawful rate of interest.

         "KEANE" means Keane, Inc., which will provide service to PacifiCare in accordance with the Keane Agreement.

         "KEANE AGREEMENT" means the agreement between PacifiCare and Keane of even date herewith pursuant to which Keane will provide the Keane Services.


                                              * CONFIDENTIAL TREATMENT REQUESTED

         "KEANE SERVICES" means the application maintenance and enhancement services that Keane will provide to the PacifiCare Entities in accordance with the Keane Agreement.

         "KEY PERSONNEL" means the individuals or positions identified by PacifiCare in Schedule 12.2, as such schedule is updated by PacifiCare from time to time, including the Supplier Client Relationship Manager.

         "KEANE SUBCONTRACT" has the meaning specified in Section 13.2(b).

         "LAW" means any law, statute or other legislative enactment, declaration, decree, directive, order, ordinance, regulation, rule or other binding restriction of or by any Governmental Authority, including any Medical Confidential Information Laws.

         "LOSSES" means any and all damages, fines, penalties, deficiencies, losses, liabilities (including settlements and judgments) and expenses (including interest, court costs, reasonable fees and expenses of attorneys, accountants and other experts and professionals or other reasonable fees and expenses of litigation or other proceedings or of any claim, default or assessment).

         "MANAGED AGREEMENT INVOICE(S)" means any invoice submitted by third parties in connection with the Managed Agreements.

         "MANAGED AGREEMENTS" means all agreements to be retained by PacifiCare, but managed by Supplier, including those listed in Schedule 7.2.

         "MEDICAL CONFIDENTIAL INFORMATION LAWS" means all Laws applicable to the provision of healthcare services (including mental health services), including HIPAA and all Laws governing medical confidentiality, including disclosure of AIDS or human immunodeficiency virus-related information.

         "NEW EQUIPMENT" means any Equipment or Software obtained by Supplier on behalf of PacifiCare, as requested by PacifiCare pursuant to Section 3.7.

         "NEW SERVICES" means any service that is outside of the scope of the Base Services.

         "NEW SERVICES SERVICE LEVELS" means the service levels applicable to New Services.

         "OPERATION AGREEMENT" has the meaning specified in Section 13.2(a).

         "PACIFICARE AGENTS" means the agents, subcontractors and representatives of PacifiCare, other than Supplier and Supplier Agents.

         "PACIFICARE DATA" means (a) any data and information that is provided or submitted to Supplier or Supplier Agents by or on behalf of the PacifiCare Entities or the PacifiCare Entities' respective health-care providers, clients or patients, (b) any data and information regarding the PacifiCare Entities or the PacifiCare Entities' health-care providers, clients or patients that is obtained, generated, developed, collected, processed or produced by Supplier or Supplier Agents in connection with this Agreement, (c) any data and information regarding the PacifiCare

Entities or the PacifiCare Entities' suppliers, clients or patients to which Supplier or Supplier Agents have access in connection with the provision of the Services and (d) any derivatives of subsections (a)-(c) of this definition. PacifiCare Data includes reports, service level data, patterns of service requirements and other data and information with respect to the businesses, operations, facilities, health-care providers, clients, patients, products, services, assets and finances of the PacifiCare Entities, or their respective suppliers, clients or patients.

         "PACIFICARE DEFAULT CURE PERIOD" has the meaning specified in Section 24.3.

         "PACIFICARE DEFAULT NOTICE" has the meaning specified in Section 24.3.

         "PACIFICARE ENTITIES" means PacifiCare and the PacifiCare Included Affiliates, collectively.

         "PACIFICARE ENTITY AGENTS" means agents, subcontractors and representatives of the PacifiCare Entities, other than Supplier and Supplier Agents.

         "PACIFICARE ESTIMATED BASELINE REQUIREMENTS" has the meaning specified in Section 3.9(a)(i).

         "PACIFICARE INCLUDED AFFILIATES" means any person, firm, corporation, partnership, associate, or other entity bound by the terms of this Agreement and who (a) is Controlling, Controlled by or under common Control with PacifiCare,
(b) is managed or operated by PacifiCare, (c) is owned through stock ownership or membership interest, in whole or in part, by a shareholder or member of PacifiCare or (d) is listed as an affiliate of PacifiCare on Exhibit C, as the same may be updated from time to time by PacifiCare.

         "PACIFICARE PROPRIETARY SOFTWARE" means the Software provided to Supplier by PacifiCare under this Agreement, including the Software set forth in
Schedule 14.2(a), and Related Documentation, that is owned, acquired or developed by PacifiCare and used in connection with the provision of the Services, including any modifications, enhancements, or derivative works thereof, but specifically excluding PacifiCare Third Party Software.

         "PACIFICARE SERVICE LOCATION(S)" means any PacifiCare service location set forth in Schedule 10.1 and any other service location owned or leased by PacifiCare from which Supplier has been authorized by PacifiCare to provide the Services.

         "PACIFICARE SOFTWARE" means the PacifiCare Proprietary Software and the PacifiCare Third Party Software.

         "PACIFICARE SUPPLIER RELATIONSHIP MANAGER" has the meaning specified in
Section 6.1.

         "PACIFICARE THIRD PARTY CONTRACTS" means the Managed Agreements and the Assigned Agreements, collectively.

         "PACIFICARE THIRD PARTY SOFTWARE" means the Software set forth in
Schedule 14.2(b), and Related Documentation, that is licensed or leased to PacifiCare from a third party and used in connection with the provision of the Services.

         "PARTIES" means PacifiCare and Supplier, collectively.

         "PARTY" means either PacifiCare or Supplier, as the case may be.

         "PERMITTED LIENS" means i) liens for current taxes not yet due and payable or delinquent or that are being contested in good faith by appropriate proceedings or that are not material; (ii) imperfections or irregularities in title, if any, that have arisen in the ordinary course of business or consistent with past practice and that individually or in the aggregate are not material or that could not materially affect Supplier's use of the Assets; (iii) statutory or common law liens in favor of carriers, warehousemen, mechanics and materialmen, to secure claims for labor, materials or supplies and other like liens; and (iv) deposits or pledges made in connection with, or to secure payment of, workers' compensation, unemployment insurance, old age pension or other social security programs mandated by applicable Law.

         "PRECLUDED PERFORMANCE EVENT" means a prevention, hindrance or delay in performance of the Services caused by Supplier's failure to perform its obligations under Section 21.2(e), Section 21.2(f), Section 22.2(c), or Section 27.2(e).

         "PRIVILEGED WORK PRODUCT" has the meaning specified in Section 20.3.

         "POLICY & PROCEDURES MANUAL" means a listing of policies and procedures that governs the delivery and receipt of the Services and that is based on the outline set forth in Schedule 13.3.

         "PROGRAM OFFICE" has the meaning specified in Section 13.2(a)(i).

         "PROJECT STAFF" means the personnel of Supplier and Supplier Agents who provide the Services.

         "PROTECTED HEALTH INFORMATION" or "PHI" has the meaning given in HIPAA.

         "REDUCED RESOURCE CREDITS" OR "RRC" means the credits in the amounts equal to the Additional Resource Charges specified in Schedule 17 for the use of Services below the resource baselines set forth in Schedule 17.

         "REGULATORY REQUIREMENTS" means the Laws to which the PacifiCare Entities are required to submit or voluntarily submit from time to time.

         "RELATED DOCUMENTATION" means, with respect to Software and Tools, all materials, documentation, specifications, technical manuals, user manuals, flow diagrams, file descriptions and other written information that describes the function and use of such Software or Tools, as applicable.

         "SERVICE LEVEL CREDITS" means the performance credits set forth in
Schedule 8.

         "SERVICE LEVELS" means the Base Service Levels and the New Services Service Levels, collectively.

         "SERVICE LOCATION(S)" means any PacifiCare Service Location or Supplier Service Location, as applicable.

         "SERVICES" means, collectively, the Base Services, the New Services being provided by Supplier pursuant to this Agreement, and, during the Termination Assistance Period, the Termination Assistance Services.

         "SOFTWARE" means the object code versions of any applications programs, operating system software, computer software languages, utilities, other computer programs and Related Documentation, in whatever form or media, including the tangible media upon which such applications programs, operating system software, computer software languages, utilities, other computer programs and Related Documentation are recorded or printed, together with all corrections, improvements, updates and releases thereof.

         "STEERING COMMITTEE" has the meaning specified in Section 13.1.

         "SUPPLIER AGENTS" means the agents, subcontractors and representatives of Supplier.

         "SUPPLIER CLIENT RELATIONSHIP MANAGER" has the meaning specified in
Section 12.1.

         "SUPPLIER DEFAULT CURE PERIOD" means the Supplier default cure period defined in Section 24.3.

         "SUPPLIER DEFAULT NOTICE" means the means the Supplier default notice defined in Section 24.4.

         "SUPPLIER EQUIPMENT" means that Equipment leased or owned by Supplier and Supplier Agents that are used by Supplier and Supplier Agents to provide the Services.

         "SUPPLIER PROPRIETARY SOFTWARE" means the Software, including the Software set forth in Schedule 14.3, and Related Documentation owned, acquired or developed by or on behalf of Supplier and used in connection with the Services, including any modifications, enhancements, or derivative works of such Software, but specifically excluding any PacifiCare Software, Supplier Third Party Software.

         "SUPPLIER'S REPLY" has the meaning specified in Section 3.9.

         "SUPPLIER SERVICE LOCATION(S)" means any Supplier service location set forth in Schedule 10.1 and any other service location owned or leased by Supplier from which Supplier has been authorized by PacifiCare to provide the Services.

         "SUPPLIER SOFTWARE" means the Supplier Proprietary Software and the Supplier Third Party Software, collectively, of which a current list is attached hereto as Schedule 14.3.

         "SUPPLIER THIRD PARTY SOFTWARE" means the Software and Related Documentation licensed, leased or otherwise obtained by Supplier from a third party that is used in connection with the Services.

         "SYSTEMS" means the Software and the Equipment, collectively, used to provide the Services.

         "TERM" has the meaning specified in Section 2.2.

         "TERMINATION ASSISTANCE PERIOD" has the meaning specified in Section 26.1(b).

         "TERMINATION ASSISTANCE SERVICES" has the meaning specified in Section 26.1(a).

         "TOOLS" means any Software development and performance testing tools, know-how, methodologies, processes, technologies or algorithms and Related Documentation used by Supplier in providing the Services.

         "TOWER" has the meaning specified in Exhibit B (Statement of Work), as such exhibit is modified or amended by the Parties during the Term.

         "TRANSITION PERIOD" has the meaning specified in Section 4.1.

         "TRANSITIONED PERSONNEL" has the meaning specified in Section 11.

         "TRANSITION PLAN" means the transition plan set forth in Schedule 4.1.

         "TRANSITION SERVICES" has the meaning specified in Section 4.1.

         "VARIABLE FEE REPORT" means the detailed invoice provided to PacifiCare by Supplier on a monthly basis describing the Variable Fees incurred by PacifiCare and Supplier during the preceding month.

         "VARIABLE FEES" means the Additional Resource Charges and the Reduced Resource Credits, collectively.

         "WIND DOWN COSTS" means costs and expenses incurred by Supplier solely as a result of PacifiCare's election to terminate this Agreement as specified in
Section 4.2, Section 9.2(c) or Section 16.3, or to Insource as specified in
Section 3.10, which costs and expenses are specified on an invoice in a reasonable level of detail acceptable to PacifiCare, and which costs are limited to: i) Supplier's actual cost to relocate or provide standard Supplier relocation expenses or severance to Supplier personnel who are dedicated solely to providing the Services and who must be relocated or dismissed from employment solely as a result of PacifiCare's termination of the Agreement, provided that Supplier uses all reasonable efforts to avoid relocating or dismissing such personnel, ii) Supplier's actual cost of terminating contracts (including licenses and service contracts) that must be terminated solely as a result of PacifiCare's termination of this Agreement, provided that Supplier uses all reasonable efforts to avoid terminating such contracts, and iii) Supplier's actual cost of disposing of tangible assets owned or leased by Supplier that are used solely to provide the Services, provided that Supplier uses all reasonable efforts to re-deploy such assets within Supplier's organization or sell such assets at fair market value. Wind Down Costs exclude the cost of any Equipment purchased by PacifiCare from Supplier in connection with the termination of this Agreement, costs related to any Supplier personnel hired by PacifiCare in connection with the termination of this Agreement, as well as any costs described above that Supplier could have eliminated or reduced given the amount of notice Supplier received of the applicable termination or Insourcing event or other relevant circumstances, either through the measures described above or by using other good faith efforts to mitigate such costs.

         "WORK PRODUCT" means literary works or other works of authorship created under this Agreement, including manuals, training materials and documentation, but excluding Software, Related Documentation, and the Policy and Procedures Manual.

                                    EXHIBIT B

                  PACIFICARE AND IBM-GLOBAL SERVICES AGREEMENT




================================================================================
                               STATEMENT OF WORK -
                                 INFRASTRUCTURE
================================================================================




                                    EXHIBIT B






                                [PACIFICARE LOGO]

I.    Detailed Statement of Work:....................................................................    1
      A.       General Provisions:...................................................................    1
      B.       Data Center (Midrange):...............................................................    3
               1.       General:.....................................................................    3
               2.       Operations:..................................................................    3
               3.       Production Control and Scheduling:...........................................    6
               4.       Operation Support for New Services:..........................................    8
               5.       External Storage Media Operations and Administration:........................   10
               6.       Off-Site Media Storage:......................................................   13
               7.       Equipment Maintenance and Support:...........................................   14
               8.       Data Center Planning and Operations:.........................................   15
               9.       Enterprise Storage Subsystem Management:.....................................   17
               10.      End-User Support:............................................................   20
               11.      Administration:..............................................................   21
               12.      Software Currency, Refresh, and Release Control:.............................   24
               13.      Back-up and Recovery Services:...............................................   26
               14.      Hours of Operation:..........................................................   28
               15.      Physical Security Administration:............................................   29
               16.      License Management and Compliance:...........................................   33
               17.      Technical Support:...........................................................   33
               18.      Database Support and Management:.............................................   41
      C.       Network:..............................................................................   44
               1.       General:.....................................................................   44
               2.       Network Management:..........................................................   44
               3.       Network Operations:..........................................................   46
               4.       SNA, DECNet, and TCP/IP Technical Support:...................................   48
               5.       End-User Support:............................................................   49
               6.       Network Engineering:.........................................................   49
               7.       Network Control and Connectivity Responsibility:.............................   52
               8.       Network Provisioning:........................................................   53
               9.       Software Currency, Refresh, and Release Control:.............................   53
               10.      Regulatory Changes:..........................................................   55
               11.      Telecommunications Billing and Financial Administration:.....................   56
               12.      Toll / Line Charges:.........................................................   57
               13.      Premise Voice Systems:.......................................................   58
               14.      Wireless Telecommunication:..................................................   60
               15.      Audio and Videoconferencing:.................................................   61
               16.      Network Administration:......................................................   62
               17.      Toll Fraud:..................................................................   63
               18.      Phone Directories:...........................................................   64
               19.      Equipment Support:...........................................................   65
               20.      Electronic Data Interchange (EDI):...........................................   66
               21.      Circuit and Transport Costs:.................................................   67
               22.      Hours of Operation:..........................................................   67
      D.       Distributed Computing:................................................................   67
               1.       General:.....................................................................   67


                                       i.

               2.       End-User Support:............................................................   67
               3.       Installation and Removal:....................................................   68
               4.       Infrastructure Maintenance:..................................................   69
               5.       Equipment Maintenance and Support:...........................................   70
               6.       Software Support:............................................................   72
               7.       Software Currency, Refresh, and Release Control:.............................   73
               8.       Operations Support for New Services:.........................................   74
               9.       Server Operations:...........................................................   75
               10.      Administration and Documentation:............................................   78
               11.      Disaster Recovery Services:..................................................   79
               12.      Media Operations and Administration:.........................................   79
               13.      Order Fulfillment:...........................................................   80
               14.      Technology (Equipment) Refresh:..............................................   80
               15.      Standard Equipment and Software:.............................................   81
               16.      Lab Testing:.................................................................   81
               17.      Spares Inventory:............................................................   82
      E.       Desktop...............................................................................   82
               1.       General:.....................................................................   82
               2.       End-User Support:............................................................   82
               3.       Installation and Removal:....................................................   84
               4.       Equipment Maintenance and Support:...........................................   85
               5.       Software Support:............................................................   86
               6.       Software Currency, Refresh, and Release Control:.............................   87
               7.       Operations Support for New Services:.........................................   89
               8.       Systems Management:..........................................................   89
               9.       Technology (Equipment) Refresh:..............................................   90
               10.      Standard Equipment and Software:.............................................   90
               11.      Lab Testing:.................................................................   91
               12.      Spares Inventory:............................................................   92
      F.       Customer Support Department (Help Desk)...............................................   92
               1.       Help Desk Support:...........................................................   92
               2.       Problem Management:..........................................................   97
      G.       Information Distribution Center.......................................................   98
               1.       Print and Media Operations:..................................................   98
               2.       Finishing Operations:........................................................  101
               3.       Account Management:..........................................................  103
               4.       Demand Print:................................................................  104
               5.       Mail Processing..............................................................  106
               6.       Admin Support Services.......................................................  108
               7.       Customer Service:............................................................  109
               8.       Strategic Initiatives and Support:...........................................  109
      H.       Cross Functional Services:............................................................  111
               1.       Change Management:...........................................................  111
               2.       Quality Assurance:...........................................................  113
               3.       Training and Education:......................................................  114
               4.       Project Support:.............................................................  115


                                      ii.

               5.       Business Metrics:............................................................  116
               6.       New Technology and Automation:...............................................  116
               7.       Physical Security Administration:............................................  117
               8.       Logical Security Administration:.............................................  118
               9.       On-going Business Divestitures and Acquisitions:.............................  121
               10.      Consolidation and Relation Services..........................................  121
               11.      License Management and Compliance:...........................................  121
               12.      Installs, Moves, Adds, and Changes:..........................................  122
               13.      Crisis Management:...........................................................  122
               14.      Collaborative Application....................................................  122
               15.      Chargeback...................................................................  123
               16.      Effective Use of the Equipment...............................................  123
               17.      Redeployment and Disposal....................................................  124
               18.      Project Management...........................................................  124
               19.      Virus Protection.............................................................  124
               20.      PacificCare Ongoing Project as of Effective Date.............................  126
               21.      Reporting....................................................................  126
               22.      Meeting Between PacifiCare and Supplier......................................  126
               23.      Long-range Information Systems Plan and Equipment Software Architecture......  126
               24.      Potential Value Adds:........................................................  127
               25.      Disaster Recovery............................................................  129
               26.      Business Continuity Services:................................................  136
               27.      Asset Inventory Management and Maintenance:..................................  141
               28.      Operations Documentation:....................................................  143
               29.      Order Fulfillment:...........................................................  148
               30       Data Retention...............................................................  149


                                      iii.

I.       DETAILED STATEMENT OF WORK:

A.       GENERAL PROVISIONS:

         This Statement of Work, including any exhibits and attachments hereto (the "STATEMENT OF WORK"), is an exhibit to that certain Information Technology Services Agreement entered into and effective as of December 31, 2001 by and between PacifiCare and Supplier (the "AGREEMENT").

         In the event of any conflict, confusion or ambiguity between this Schedule and the Agreement, the Agreement shall control.

         For the purposes of this Statement of Work, the term "PacifiCare" shall mean "PacifiCare Entities."Terms used herein with initial capital letters shall have the respective meanings set forth in the Agreement. Terms used herein with initial capital letters but not otherwise defined in the Agreement shall have the respective meanings set forth in Schedule 8 or other Exhibits and Schedules to the Agreement. In addition, the meanings for the following terms shall apply:

                  APPLICATION SUPPLIER shall mean the entity or entities which shall provide application system maintenance, enhancement and development services on behalf of PacifiCare. The Application Supplier may include PacifiCare or Keane.

                  BUSINESS CONTINUITY PLAN is defined in Section H. 26 (confirm with definition in the Service Level Schedule).

                  PACIFICARE CLIENT RELATIONSHIP MANAGER shall mean an individual or individuals appointed by PacifiCare who shall serve as the primary PacifiCare representative under this Agreement.

                  CORPORATE CRISIS shall mean a critical event, which if not handled in an appropriate manner, may dramatically impact on PacifiCare's staff, profitability, reputation or ability to operate.

                  EXECUTIVE SUPPORT shall mean customized service for a select set of End-Users ("Executive End-Users") which may include a different greeting than the rest of the End-User population, paging of appropriate Desktop support upon receipt of a call to the Help Desk, and call back to the Executive End-User to close the call and determine satisfaction of the Executive End-User. [...***...].


                                              * CONFIDENTIAL TREATMENT REQUESTED
                                       1.

                  PERIPHERAL shall mean approved Standard monitors, keyboard and mouse associated with the Platform where applicable, that is refreshed, acquired and supported by Supplier. Peripherals that are supported by Supplier and are not subject to refresh include IOMega Zip and JAZZ drives, external/internal modems, external CDROM/CDRW drives, scanners, Palm/IPAQ devices, pager cradles and Blackberry devices.

                  PLATFORM shall mean a combination of approved Standard computer and communications Equipment and Software that Supplier is expected to refresh, acquire and support under the Agreement. [...***...]. The Peripherals, internal memory, hard drive size, and manufacture model number effects the quantity of Platforms.

                  PROBLEM MANAGEMENT shall mean the resolution and prevention of incidents that affect the normal running of PacifiCare's IT services. This includes ensuring that faults are corrected, preventing any recurrence of these faults, and the application of preventative maintenance to reduce the likelihood of these faults occurring in the first instance. The effective practice of Problem Management shall ensure that the availability of PacifiCare's IT services is maximized, and could also protect the integrity and confidentiality of information by identifying the root cause of a problem.

                  PROJECT MANAGEMENT shall mean a process defined by written project management procedures used by the Parties through which requested or suggested changes to Projects are controlled, which shall be set forth in the Policy and Procedures Manual.

                  QUALITY ASSURANCE shall mean the process used to ensure quality in the provision of the Services as further described in the Policy and Procedures Manual. Until such time as the Policy and Procedures Manual is complete, Quality Assurance shall mean that process used by PacifiCare as of the Effective Date of the Agreement, and in the case where there are no quality assurance processes in effect for a particular service as of the Effective Date, such quality assurance procedures as are standard in the relevant industry.

                  TOWER shall mean a logical set of services grouped around a particular function.

                  TRADING PARTNER shall mean external entities that are authorized to access PacifiCare networks and applications, including companies such as [...***...].

                  VIRUS shall mean any computer code having the effect of or designed to (a) disrupt, disable, harm or otherwise impede in any manner the proper operation of a computer program or computer system or
         (b) damage, destroy, hide or transmit any data residing on a computer or computer system without the appropriate End-User's consent.

         This SOW describes generally services, tasks, functions, responsibilities and projects that constitute the Base Services which Supplier must perform under the Agreement; this SOW does not describe in complete detail each action that is or may become necessary for Supplier to perform such services, tasks, functions, responsibilities and projects.

         The sections within this SOW entitled "Supplier's Solution Description" describe certain services, tasks, functions, responsibilities and projects to be performed by Supplier. For purposes of


                                              * CONFIDENTIAL TREATMENT REQUESTED
                                       2.

         clarification, such descriptions add to, and do not replace, any of PacifiCare's Functional Requirements, and Supplier is in no way relieved from meeting or fulfilling such Functional Requirements to the extent a particular Supplier's Solution Description omits any action necessary to fulfill such Functional Requirements.

B.       DATA CENTER (MIDRANGE):

1.       GENERAL:

                  As of the Cutover Date, Supplier shall assume responsibility for the operation, management and support of PacifiCare's Corporate and Regional Data Center environment including Equipment of the types described in Schedule 3.8(a) Transferred Assets.

                  Supplier shall work with PacifiCare to minimize the number of Midrange processors [...***...], and to consolidate them or take other actions to run the Midrange environment as efficiently as is technically and commercially feasible, considering business needs of PacifiCare. Supplier must demonstrate its reasonable efforts to maximize Midrange Equipment efficiencies before PacifiCare approves any additional Midrange processors.

2.       OPERATIONS:

                  SUPPLIER'S SOLUTION DESCRIPTION:MASTER CONSOLE FUNCTIONS

                  AUTOMATION OF CONSOLE FUNCTIONS AND ANY PROCESSES, OR PROCEDURES IN USE: Supplier shall use existing PacifiCare processes, procedures, and tools in order to maintain continuity of service within the PacifiCare environment. Supplier shall review, supplement, and replace existing procedures with established Supplier procedures where there shall be a benefit for PacifiCare. For servers that are located in facilities that are not in the same physical locations as operations staff, Supplier shall utilize remote control tools.

                  SYSTEMS PERFORMANCE (MONITOR AND MAINTENANCE): Supplier shall analyze PacifiCare's existing tool sets and the functions they provide to the service being delivered and implement proven Supplier tools, which shall provide increased functionality and meet PacifiCare's needs. Supplier shall provide PacifiCare with the best suited tool set regardless of vendor. [...***...]. For most midrange platforms, Supplier shall deploy the Server Resource Manager toolset to monitor system resource consumption and monitor the performance of those systems on that basis. [...***...].

                  ALARM SYSTEMS AND ENVIRONMENTAL MALFUNCTIONS: Supplier shall augment PacifiCare's existing tools with Supplier's tool set to provide central monitoring of alerts and pro-active procedures to streamline and expedite problem determination and resolution. Supplier shall use existing PacifiCare processes, procedures, and tools to monitor and react to alarm systems and environmental malfunctions, installing new, or replacing tools during the Transition Period. In PacifiCare Service Locations, as well as in Supplier Service Locations, regardless of whether or not computer operators monitor the alarms directly, or if monitoring is performed by the facilities


                                              * CONFIDENTIAL TREATMENT REQUESTED
                                       3.

         management group(s) and contracted to security, [...***...].

                  TRANSMISSION AND RECEPTION OF POLLING INFORMATION FROM OUTSIDE
         ORGANIZATIONS: Supplier shall use existing PacifiCare processes, procedures, and tools to monitor the transmission and reception of polling information from outside organizations; augmenting this with proven Supplier tools during the Transition Period, Term and Termination Assistance Period.

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  Supplier responsibilities to perform processing operations Services on the data center Equipment shall include the following:

                  a. Issue network operator commands, display, start, stop, restart and reset devices and lines.

                  b. Assume the responsibility for and perform all console operations, including monitoring all PacifiCare processing within PacifiCare's data center environment, alarm systems and environmental controls at the PacifiCare data center, and transmission and reception of polling information from outside organizations.

                  c. Monitor performance of on-line interactive traffic and take appropriate action to resolve on-line system-related problems consistent with the Problem Management process, including escalating, as appropriate, the problem to the proper second level support group. Monitor transmission of files between PacifiCare Service Locations and other parties as designated by PacifiCare.

                  d. Manage, maintain, monitor, and control on-line and batch process, both scheduled and unscheduled (including a reasonable amount of on-request processing, provided that PacifiCare gives Supplier reasonable notice). [...***...]. The data shall be usEd to formulate a recommendation to alleviate bottlenecks and improve the production run times. Recommended changes shall be implemented through the Change Management Procedures.

                  e. Complete PacifiCare-defined batch processing and backups in the correct sequence and within the time periods designated by PacifiCare.

                  f. Maintain an emergency contact list and escalation procedures to resolve system/application failures.

                  g. Assess impact of system/application failures on End-Users and report assessment to both the affected End-Users and appropriate PacifiCare


                                              * CONFIDENTIAL TREATMENT REQUESTED
                                       4.

                           Client Relationship Manager, take appropriate corrective action and perform job restarts in accordance with operational procedures.

                  h. On an ongoing basis, enhance processing capabilities and efficiencies through system tuning and other run time improvements. Supplier shall perform regular monitoring of utilization needs and efficiencies and report on tuning initiatives regularly.

                  i.       Perform ID assignment.

                  j.       Perform proactive failure trend analysis.

                  k.       Perform load balancing.

                  l. Where practicable, provide for automated scheduling of batch work and processes including backups.

                  m.       Coordinate and process special processing requests.

                  n. Schedule batch jobs to achieve maximum performance as long as requested batch completion times are met.

                  o. Produce trend reports to highlight production problems, and establish predetermined action and escalation procedures when batch window problems are encountered.

                  p. Monitor, verify and make appropriate adjustments to support proper applications executions. Notify PacifiCare in accordance with the notification procedures set forth in Section F, Customer Support Department (Help Desk), Problem Management process and the Policy and Procedures Manual, in the event that applications do not execute properly.

                  q. Perform weekly and emergency systems maintenance in accordance with procedures established by Supplier and approved by PacifiCare or as applicable, in accordance with existing procedures, to minimize the impact to PacifiCare's business.

                  r. Perform computer shutdowns and restarts as required, and execute customary data center utility functions.

                  s.       Assimilate new work into the operational environment.

                  t. Maintain, administer, and provide necessary automated tools and processes (i.e., to the extent available in the PacifiCare-selected tool suite or required to be delivered by the Supplier elsewhere in the Agreement, maintain tables, calendars, parameters, definitions for tools used to automate manual procedures or automate and improve the quality of the operations Service Levels) for systems management. With respect to Equipment not located at the Supplier operated data center, provide remote monitoring and management.

                  u. Check job outputs and print queues, change job priorities, take printers in and out of service, and start, spool and drain printers.


                                       5.

                  v. Resolve system/application failures caused by conditions external to production programs. Repair system/application failures when possible and perform job restarts.

                  w. Force off End-Users in accordance with procedures developed and documented with PacifiCare's input and approval.

                  x. Provide operational support for data transmission (send / receive) consistent with regulatory, commercial or PacifiCare standards.

                  y. Maintain and update the operational documentation for all operations procedures and services.

                  z. Provide feedback to PacifiCare regarding the impact of potential architecture and design changes.

                  aa. Identify opportunities to PacifiCare to reduce Equipment and Software costs and/or improve Midrange system performance.

                  bb. Develop standards for system configurations, operations, and metrics collection and reporting.

                  cc. Analyze system performance metrics and respond proactively to potential problem areas.

                  dd. Identify requirements for System Upgrades and other configuration design changes, and coordinate these changes with PacifiCare.

                  ee. Work with PacifiCare to plan the deployment and retirement of the computing systems.

                  ff. Provide operational support for computing systems [...***...] located in the data centers.

                  gg.      Operate system consoles.

                  hh. Run or terminate utilities upon Technical Support or PacifiCare approval depending upon the impact to End-Users.

                  ii.      Perform changes per System Activity Requests
                           (SARs)/Change Request Authorizations.

                  jj. Proactively prepare for End-User deadlines per customized user requirements.

                  kk.      Perform regular storage backups on all systems.


         3.       PRODUCTION CONTROL AND SCHEDULING:

                  SUPPLIER'S SOLUTION DESCRIPTION:PRODUCTION CONTROL-BATCH MONITORING

                  Supplier shall monitor Supplier or PacifiCare scheduled, originated and/or initiated jobs and take specific documented actions in the event of an abnormal condition. Supplier's


                                              * CONFIDENTIAL TREATMENT REQUESTED
                                       6.

         application support personnel are responsible for creating and maintaining documented recovery procedures to be used by the data center in the event of an abnormal job termination. [...***...]. This does not include the development of application-automated controls. Supplier shall use the current production contROL system until transitioned to a Supplier recommended system approved by PacifiCare.

                  PACIFICARE USER INITIATED JOB MONITORING

                  Supplier shall provide monitoring for PacifiCare initiated jobs and take specific documented actions in the event of an abnormal condition. [...***...], defining conditions under which Supplier shall notify PacifiCare and /or Application SuppliEr, and documenting actions to be taken by Supplier in the event that an abnormal condition arises. This does not include the development of application-automated controls.

                  Supplier is required to provide job recovery documentation as part of the production request process. Supplier's production control shall work with all requesting parties to ensure that appropriate documentation is provided. [...***...].

                  JOB SCHEDULING AND AUTOMATION

                  Supplier shall provide platform automation and job scheduling. Included are:

           - Review and comment on PacifiCare's current batch job procedures

           - Administer the automation of batch jobs and repetitive procedures

           - Send automated alerts on critical application jobs to the PacifiCare via pager

           -        Send automated alerts on system critical events to Supplier

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  Supplier shall be responsible for integrating all production control and scheduling functions in conformity with PacifiCare's End-User requirements. Supplier's responsibilities shall include the following:

                  a. Establish, document and maintain standards for production jobs.

                  b. Identify job dependencies, create and maintain job dependencies on the master scheduling database, prioritize and schedule batch jobs and report distribution systems in accordance with PacifiCare's schedule parameters to optimize use of processing windows and scheduled availability of on-line applications dependent on batch processing; provided, however that batch completion times and Service Levels are met. Take other


                                              * CONFIDENTIAL TREATMENT REQUESTED
                                       7.
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                           necessary steps to prepare applications job streams
                           for production scheduling and execution. Develop, distribute, and obtain PacifiCare's approval of schedules prior to implementation.

                  c. Coordinate and modify schedules for special requests and follow PacifiCare's priorities. Respond expeditiously to requests from PacifiCare for priority job execution.

                  d.       Resolve scheduling conflicts.

                  e. Promptly notify PacifiCare if special requests shall affect the timely completion of other tasks.

                  f.       Provide schedule status updates.

                  g. Enter program control specifications into application job streams as directed by End-Users. Document system job streams indicating file usage, job dependencies/priorities and program options available.

                  h. Resolve system/application failures or interruptions caused by conditions external to production programs, such as disk or media problems. Execute re-runs as requested by PacifiCare and restart jobs according to Supplier-developed operational procedures (e.g., procedures for successful back-outs, etc.). Create problem reports for job abnormalities using a single integrated problem management application in accordance with Supplier's problem management obligations pursuant to Section F, Customer Support Department (Help Desk), of this Statement of Work.

                  i.       Monitor production scheduling cycles.

                  j. Perform documentation control on all operational documentation.

         4.       OPERATION SUPPORT FOR NEW SERVICES:

                  SUPPLIER'S SOLUTION DESCRIPTION: INTERFACE BETWEEN THE GROUPS IMPLEMENTING CHANGES AND THE PRODUCTION SUPPORT FUNCTION

                  Supplier's Change Management Procedures are a complete process that includes key process metrics and shall fully integrate with PacifiCare's process. Change management involves planning, coordinating, monitoring, and communicating changes that affect PacifiCare's systems environment. Supplier uses change management's (described below) standardized procedures to minimize the negative impact of changes to Service Level commitments. The Change Management Procedures cover any change that can alter service delivery, including:

                  - Equipment - installations, discontinuances, and relocation of Equipment in the data center or remote locations. This includes miscellaneous Equipment specifications (MES) activities and engineering changes (ECs) that involve standalone time or those that could impact availability or access to data.

                  - Software - Software changes including modifications to the system operating code, access methods, program products, or common system support modules.

                  - Application - application changes being phased into the production system.


                                       8.

                           [...***...]. This would include required update/changes to production databases.

                  - Procedure - changes to procedures that may affect systems availability or accessibility.

                  All changes to the production environment follow a defined Change Management Procedure. Change management's objectives are:

                  - Provide a change management system that reduces or eliminates disruptions caused by change implementation

                  -        Implement changes on schedule

                  - Eliminate or reduce the number of change back-outs caused by ineffective change planning or implementation

                  - Eliminate or reduce the number of problems caused by change

                  - Eliminate or reduce the system outages caused by change

                  Key indicators of success in change management are:

                  - Changes become operational on the first installation attempt and do not need to be backed out, bypassed, or modified

                  - Changes are installed according to the scheduled time commitments

                  COMPLIANCE WITH STANDARD DOCUMENTATION

                  The Supplier Program Office has accountability for verifying compliance with standard documentation for in-scope services. Standard documentation is interpreted to mean either PacifiCare specific documentation or Supplier specific documentation.

                  ORDERLY TURNOVER

                  Supplier shall use a dedicated transition manager and transition team and the information that is acquired during the due diligence period, along with Supplier's working knowledge of PacifiCare; to provide an efficient, thorough, and orderly turnover and transition of services.

                  SERVICE LEVEL STANDARDS

                  Supplier shall use its Service Level management approach, which is based on Supplier's standardized processes, including the following activities:

                  - Developing and maintaining service performance standards for new and existing contracts

                  - Collecting and analyzing data to determine the appropriate Service Level measurements


                                              * CONFIDENTIAL TREATMENT REQUESTED
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                  -        Developing Service Level document(s) that contain
                           Service Level commitments

                  - Reviewing service operations on a daily, weekly, and monthly basis

                  -        Addressing service delivery issues

                  - Gathering information/feedback from and communicating pertinent information to PacifiCare, the account team and the delivery team

                  -        Processing Service Level billing impacts

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  Supplier shall interface between the groups implementing changes and the production support function, assuring compliance with standard documentation and orderly turnover. Supplier's responsibilities for operations support for New Services shall include:

                  a. Obtain formal approvals of production testing and installation timetables.

                  b. Assimilate new applications and batch jobs into the environment.

                  c.       Develop comprehensive operational documentation.

                  d. Facilitate orderly turnover for Equipment and applications to include developing fallback procedures.

                  e.       Use standard platforms.

                  f. Support for the introduction of new platforms and applications in accordance with the Change Management Procedures and PacifiCare architectural standards, and in a controlled manner by, among other things: interfacing with the groups implementing the change and the production support function; notifying PacifiCare of incompatibilities believed by Supplier to occur with other planned changes or business events; facilitating the orderly turnover of systems, platforms and applications; enforcing documentation standards; updating task list and run sheets; informing appropriate Supplier and PacifiCare staff of the changes to the environment; and providing coordination of the implementation, integration, testing and acceptance of the new platforms and applications into the production environment properly.

         5.       EXTERNAL STORAGE MEDIA OPERATIONS AND ADMINISTRATION:

                  SUPPLIER'S SOLUTION DESCRIPTION: PROCESSES, TOOLS AND
                  PROCEDURES

                  [...***...] PacifiCare media library operations and media management system responsibilities, including the shipping and receiving of media to and from off-site facilities. Beginning on the Effective Date, Supplier shall use current PacifiCare media operations and administration processes, tools, and procedures shall. During the Transition Period, Supplier shall evaluate these processes, tools, and procedures for effectiveness; [...***...].


                                              * CONFIDENTIAL TREATMENT REQUESTED
                                      10.
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                  Supplier shall also develop and utilize processes and
         procedures to take advantage of new technology as it becomes available. [...***...]. Supplier shall be responsible for the backup and restore of data according to the Policies and Procedures Manual, and as necessary to meet the Service Levels.

                  Supplier shall product reports of storage media [...***...]. Until Supplier and PacifiCare determine which reports best keep PacifiCare informed of its storage media, [...***...].

                  MAINTAIN AND VERIFY AVAILABILITY DURING AGREED UPON ACCESS
                  TIMES

                  Maintenance and availability shall be verified through the establishment of Service Levels.

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  a. Supplier shall assume operational and financial responsibilities for all external storage media management functions, both on- and off-site, for external storage media library operations and administration performed in the data center environment. Supplier's responsibilities for the foregoing shall include the following:

                  b.       Define off-site storage requirements.

                  c. Perform external storage media mounts as necessary to support operational activities at sites staffed by Supplier personnel. At sites not staffed by Supplier personnel, Supplier shall direct PacifiCare personnel performing external storage media mounts.

                  d. Operate and support the media library and library management system.

                  e. Maintain a database cataloging the archival system for the media library and maintain the library management system.

                  f. Follow off-site external storage media storage procedures, [...***...].

                  g. Monitor external storage media Equipment for malfunction and initiate corrective action in accordance with established procedures. Properly clean and maintain Equipment at intervals established to minimize problems and outages.


                                              * CONFIDENTIAL TREATMENT REQUESTED
                                      11.
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                  h.       Maintain the integrity of the external storage media
                           library system. Monitor external storage media for reliability and minimizing of read/write errors during the entire period of retention.

                  i.       Monitor and report external storage media usage.

                  j. Recopy external storage media as necessary to support minimizing of read/write errors.

                  k. Monitor PacifiCare's external storage media to comply with PacifiCare and government requirements and report on a monthly basis. Maintain adequate supplies for the external storage media environment and sufficient scratch media.

                  l. Retrieve archived external storage media from on-site and off-site storage as requested by PacifiCare or as required in an emergency and restore required files and datasets in a timely manner.

                  m. Perform Equipment maintenance in accordance with the manufacturer's specifications.

                  n. Prepare and ship media as requested by PacifiCare or otherwise as required to off-site storage Suppliers or third parties retained to provide off-site storage services or to other third parties as requested by PacifiCare.

                  o.       Initialize new external storage media.

                  p. Perform backup procedures as required by the Business Continuity Plan and as detailed in PacifiCare Production Services Operations Documentation.

                  q. Follow, maintain and update procedures in the Policy and Procedures Manual governing cycling/rotation of external storage media, external storage media management and external storage media retention periods (including for auditing purposes) in accordance with the Safety and Security Procedures (Schedule 10.2). Dispose of retired media in an environmentally sound manner.

                  r. Permit and provide adequate data to enable PacifiCare to monitor compliance with retention and storage requirements as defined in Schedule 10.2.

                  s. Periodically [...***...], retrieve a randomly selected data file and application as a test and verify that the data and application can be restored in a usable fashion.

                  t. Maintain an inventory control system in place to properly manage external storage media in storage and prepare them for shipment to the contingency site.

                  u. Recycle media regularly, manage media replacement, and recopy media to provide Data integrity and quality.


                                              * CONFIDENTIAL TREATMENT REQUESTED
                                      12.

                  6. Off-Site Media Storage:

                  SUPPLIER'S SOLUTION DESCRIPTION:

                  Supplier shall leverage as much of the current PacifiCare investment as possible regarding the processes, tools, and procedures PacifiCare uses to perform off-site removable data storage media responsibilities. Additionally, Supplier shall employ a bonded vaulting service to provide secure, recoverable data management capability.

                  Supplier shall conduct the media library processes and procedures at PacifiCare or Supplier Service Locations shall in accordance with required security and audit controls and shall comply with specific regulations for media management.

                  Supplier shall produce reports of off-site removable data storage media [...***...]. Until Supplier and PacifiCare determine which reports best keep PacifiCare informed of its off-site removable data storage media, [...***...].

                  [...***...].

                  Supplier shall continue to use the products currently deployed in the PacifiCare environment to the greatest extent possible. [...***...].

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  The Supplier shall assume operational and financial responsibility for off-site media storage, including integrity checking, defining storage requirements, and assuring compliance with PacifiCare or government requirements. Supplier's support for off-site media storage Services shall include the following:

                  a. Develop, in consultation with PacifiCare's individual business units and the PacifiCare Business Continuity coordinator, requirements, procedures, and standards for off-site storage.

                  b. Store external storage media and business-recovery related paper documentation at secure off-site vault storage in a physically and environmentally controlled and protected area with appropriate fire protection and multiple layers of physical security designed to prevent unauthorized access.

                  c. Execute off-site storage procedures, including logging, shipping to, and receiving media from the off-site Supplier.

                  d.       Return media as required to the originating Service
                           Location.

                  e. Transport the materials to and from off-site storage in unmarked, environmentally controlled vehicles operated by bonded personnel.


                                              * CONFIDENTIAL TREATMENT REQUESTED
                                      13.
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                  f.       Grant authorized PacifiCare representatives access to
                           inspect off site storage areas.

                  g. Maintain integrity of data shipped to off-site storage.

                  h. Manage third party off-site storage suppliers and notify PacifiCare of any problems. Advise PacifiCare of any modifications to agreements with such third party suppliers that would improve the efficiency of the Services or otherwise benefit PacifiCare.

                  i.       Pack and ship media for off-site storage.

                  j.       Manage an inventory of off-site media.

                  k.       Provide an emergency media return process.

                  l. Comply and review compliance with physical specifications, retention periods, and security.

         7.       EQUIPMENT MAINTENANCE AND SUPPORT:

                  SUPPLIER'S SOLUTION DESCRIPTION: ENTERPRISE SYSTEMS MANAGEMENT ARCHITECTURE (ESMA)

                  Supplier shall assume responsibility for [...***...], Supplier shall begin implementing Supplier's standard service delivery practices [...***...]. Modifications to both PacifiCare and Supplier processes shall be done to leverage the best of both service delivery models in order to meet PacifiCare's business needs. As each business is to some degree unique, each Information Technology implementation is also unique. [...***...]. The Exhibit 1 to this Statement of Work describes [...***...].

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  Supplier shall provide, or arrange for qualified third parties to provide maintenance for data center Equipment for which Supplier is otherwise responsible hereunder as necessary to keep such Equipment in good operating condition and in accordance with manufacturer's specifications or other agreements as applicable, so that such Equipment shall qualify for the manufacturer's standard maintenance plan upon sale or return to a lessor. [...***...]. Such maintenance shall be performed in accordance with the System Activity Request
         (SAR)/Change Management Procedures, so as to minimize the disruption to PacifiCare's normal business processes. Supplier's responsibility for such functions shall also include the following:

                  a. Manage the third party service providers that provide Equipment support.


                                              * CONFIDENTIAL TREATMENT REQUESTED
                                      14.

                  b. Plan, order, install, test and maintain all Equipment at Supplier-operated data center and work with third parties to resolve Equipment problems. Supplier's responsibilities include tracking configurations of Equipment and peripherals and maintaining complete configuration documentation of the Supplier-operated data center using CAD Software tools. In addition, Supplier is expected to provide complete Supplier-operated data center support for all environmental Equipment at the Supplier data center.

                  c. With respect to distributed Equipment for which Supplier is otherwise responsible hereunder, Supplier shall provide break/fix, support, advice and assistance to End-Users. Supplier shall correct all problems associated with failure or maintenance of such Equipment. Supplier shall install upgrades for such distributed computing-related Equipment at the Service Locations. Supplier shall maintain a level of documentation that reflects the complexity and diversity of the environment and facilitates the Equipment support process.

                  d. Coordinate rollouts and upgrades of Equipment. Supplier shall be responsible for coordinating any testing, scheduling, and installation integration of these products including any third parties if required. Supplier shall also perform full testing after installation and provide proper back-out procedures. If installation occurs after hours, Supplier shall also make available on-site support, including required third party service providers, the next working business day in order to provide the necessary support.

                  e. Maintain an effective inventory of all spare parts and Equipment used to support the Equipment for which Supplier has maintenance responsibility, and track such inventory in an inventory management database system. This inventory shall be adequate to allow Supplier to meet or exceed the PacifiCare Service Levels.

                  f. Perform all operations required to support the refresh and cascading of Equipment associated with providing the Services throughout PacifiCare's operations. This shall include: planning, associated change management and problem management, de-installation, reinstallation, configuration, staging, and user orientation as otherwise specified hereunder.

                  g. Provide complete documentation of the Data Center using CAD Software tools.

                  h. Perform the design, installation, termination, and documentation of all cabling for the Midrange environments.

                  i. Planning installation of computer and environmental Equipment in Data Center environment.

                  j. Resolve Equipment-related problems in the Data Center environment.

                  k. Monitor Equipment leases in the Data Center environment.

8.       DATA CENTER PLANNING AND OPERATIONS:



                                      15.

                  SUPPLIER'S SOLUTION DESCRIPTION:

                  Supplier shall work with the site's facilities department and PacifiCare to verify continued and comprehensive Physical Access Control from the Effective Date through the completion of the Transition Period and as applicable during the Term and Termination Assistance Period. Supplier shall comply with and enforce PacifiCare's Data Center Building Security Procedure policies that are within Supplier's control. This includes identification of badge controls, as well as the monitoring of security alarms, security video systems, and alarm responses for all Supplier owned facilities. Supplier shall grant approved PacifiCare personnel access to Service Locations in which the Supplier is providing support for PacifiCare's services. Supplier shall provide logical security for PacifiCare's intellectual and physical property that is within Supplier's control.

                  Supplier shall comply with PacifiCare's Data Center Building Security Procedures [...***...]. PacifiCare and Supplier shall implement jointly agreed to procedures whereby Supplier shall respond to alarms and abnormal conditions with the appropriate level of intervention and corrective action and document such occurrences sufficiently, in accordance with PacifiCare's Data Center Building Security Procedures.

                  The Supplier Program Office shall work with PacifiCare's Facilities Management team to proactively plan [...***...] by Supplier as modifications are warranted.

                  TYPE OF GUIDANCE AND COORDINATION SUPPLIER SHALL PROVIDE DURING EQUIPMENT INSTALLATIONS, ROUTINE MAINTENANCE, PROBLEM, AND CRISIS MANAGEMENT

                  Supplier shall provide comprehensive guidance and coordination through the Program Office in accordance with the Problem Management process and Change Management Procedures in order to minimize disruption to End-Users, [...***...]. Supplier shall monitor and maintain the electrical power system, as well as the system for controlling the temperature and humidity that are primary support for the computer room(s) and any backups, secondary power, standby systems, or excess capacity that is available for use in case of failure.

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  The Supplier shall provide physical access strategies and standards for the Supplier Data Center environment, working with PacifiCare's Facilities department as required. The Supplier shall develop procedures with adequate controls, audit trails and shall respond to security violations. The Supplier shall also initiate and track requests for space, power and other Data Center modifications in support of Equipment installations. The Supplier shall provide guidance and coordination for all platforms activities during Equipment installations, routine maintenance, problem and crisis management. The Supplier shall manage and maintain the building and property electrical systems, heating, ventilation, and air conditioning (HVAC) systems, physical security services, and general custodial/landscape services. Other specific Supplier responsibilities include:


                                              * CONFIDENTIAL TREATMENT REQUESTED
                                      16.
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                  a.       Monitor and maintain the Uninterruptible Power Supply
                           (UPS) system, air handlers and water chillers that are primary support for the computer room(s).

                  b. Manage and maintain the employee badge, security video and fire alarm systems.

                  c. Provide physical access strategies and standards for the Data Center environment.

                  d. Keep security devices in working order, develop procedures using adequate controls, audit trails, respond to security violations and breeches in a timely manner and resolve security breaches in collaboration with and with the approval of PacifiCare.

                  e. Initiate and track requests for space, power and other Data Center modifications in support of Equipment installations.

                  f.       Maintain Equipment and cabinets.

                  g. Provide input into the design of contingency plans from a physical aspect.

                  h. Provide guidance and coordination for all platforms activities during Equipment installations, routine maintenance, problem and crisis management including interfacing with facilities and technology groups, Suppliers and trades.

                  i.       Maintain building electrical systems.

                  DEVELOPMENT LAB

                  [...***...]. Supplier shall maintain the development lab for such use and shall not allow the installation or use of any Software for which there is not a valid license. [...***...]. The Critical Deliverable referred to as "Creation of New Development Lab" in
         Schedule 8 to the Agreement states the measured level of performance associated with the development lab. Supplier shall provide the infrastructure Software and shall be responsible for the licenses and maintenance thereof. Supplier shall implement the procedures for providing access to the development lab provided or approved by PacifiCare.

         9.       ENTERPRISE STORAGE SUBSYSTEM MANAGEMENT:

                  SUPPLIER'S SOLUTION DESCRIPTION:

                  Supplier shall monitor and control storage performance, initialize storage volumes, establish and maintain storage standards, and perform catalogue management and data migration management. Supplier shall perform capacity planning for all storage Equipment and shall maintain and publish capacity plans [...***...].


                                              * CONFIDENTIAL TREATMENT REQUESTED
                                      17.
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                  Storage management encompasses [...***...]. This process
         produces useful information for analyzing trends in performance, capacity, availability, and load balancing as they are related to data storage. [...***...].

                  This support includes the following:

                  - Identifying and maintaining the appropriate threshold levels to reduce potential space constraints

                  - Communicating disk space availability, space-related problems, and areas of potential problems

                  -        Data movement

                  - Creating and maintaining plans for system and user catalogue and for incremental and full-volume backup and recovery

                  Supplier's processes utilize monitoring and data analysis to look for proactive changes that could be made to improve the environment. PacifiCare support teams are part of Supplier's global team so they shall be able to compare notes from other accounts that may be useful in the support of the PacifiCare account.

                  Supplier shall allocate storage pools as required by PacifiCare for production, development and testing. [...***...]. Supplier shall report on storage utilization, allocation, and the historical usage of datasets on direct access storage [...***...].

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  Supplier's responsibilities to protect the availability, performance, and integrity of all PacifiCare data shall include the following:

                  OPERATIONS AND PROCESSING.

                  a. Define off-site storage requirements. Supplier Global Services shall follow offsite media storage requirements at the Pacific Care Data Center. Offsite media storage shall follow Pacific Care established standards.

                  b. Remain current in knowledge of data storage technology and management products.

                  c.       Perform enterprise storage system tuning.

                  d. Assign and initialize storage as required for the performance of the Services.

                  e.       Determine file/data set and volume placement.


                                              * CONFIDENTIAL TREATMENT REQUESTED
                                      18.

                  f. Monitor End-User directories for file inactivity and report monthly.

                  g. Initiate and complete required processing management functions to preserve the integrity of PacifiCare data.

                  h. Conduct routine monitoring via the use of Software tools to measure the efficiency of storage access and take corrective action [...***...].

                  i. Establish and perform verification procedures to monitor the successful receipt of incoming production files and the successful transmission of outgoing production files.

                  BACKUP AND RESTORE.

                  a. Perform routine backup (both full and incremental) and recovery procedures in accordance with the requirements of applications or of the Disaster Recovery Plan and so as not to adversely impact scheduled operations, including regular backups on all storage systems. Utilize automated backup procedures wherever appropriate.

                  b. Provide recommendations to PacifiCare regarding backup and recovery considerations, such as improved levels of protection, efficiencies and cost reductions.

                  c.       Retrieve and return off-site stored data.

                  ADMINISTRATION.

                  a. Advise PacifiCare of file space required to meet PacifiCare's forecast business and operational needs. Establish and document storage and usage thresholds and standards that optimize storage space and monitor over-utilization of storage space.

                  b. Monitor PacifiCare's disk space utilization and requirements and report on a monthly basis in addition to reasonable numbers of on-demand reporting.

                  c. Monitor the performance of storage and retrieval tasks.

                  d.       Monitor and maintain file directories and catalogs.

                  e. Monitor End-User directories for file inactivity and report monthly.

                  f. Provide disk and file management and reorganization, as reasonably requested by PacifiCare [e.g., disk-to-tape, disk to disk].

                  g.       Provide data migration management.


                                              * CONFIDENTIAL TREATMENT REQUESTED
                                      19.

                  h. Maintain PacifiCare data and records in accordance with regulatory requirements applicable to PacifiCare, as identified to Supplier from time to time in sufficient detail to enable Supplier to fulfill its obligations.

                  MAINTENANCE.

                  a. Monitor storage systems for reliability and malfunction.

                  b.       Perform recovery procedures from disk failures.

                  c.       Maintain established storage standards.

                  d. Maintain space requirements according to PacifiCare business forecasts.

         10.      END-USER SUPPORT:

                  SUPPLIER'S SOLUTION DESCRIPTION:

                  Supplier's help desk solution for PacifiCare results in a single-point-of-contact (SPOC) for all End-User problems. End-Users shall submit problems to the help desk by placing a call to an Supplier provided 1-800 number [...***...].

                  Supplier's [...***...]. A voice response unit (VRU) shall receive End-User calls and utilize skill based routing, directing calls to the most qualified and available help desk agent. The help desk agent shall resolve the call if possible, otherwise the agent shall pass non-resolvable problem tickets to the appropriate resolver group. The help desk agent shall also maintain ownership for the problem through problem resolution. Supplier shall implement this solution by leveraging existing PacifiCare procedures, combined with proven Supplier processes and procedures.

                  The help desk shall support [...***...].

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  The Supplier shall provide support, advice and assistance to End-Users in a manner consistent with current practices. Services shall include the following:

                  a. Perform analysis to provide optimal use of production resources.

                  b. Carry out mass job control changes for programmers, data center and users.

                  c.       Enforce job control and job naming standards.


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                  d.       Provide technical support and administration for
                           various Data Center products and application rollouts.

         11.      ADMINISTRATION:

                  SUPPLIER'S SOLUTION DESCRIPTION: COSTS AND VALUE

                  Supplier shall implement and follow the following processes in managing the operation environments.:

                  -        Problem Management

                  -        Change Management

                  -        Crisis Management

                  -        Quality Assurance

                  [...***...]

                  The tools and strategies Supplier shall bring to PacifiCare are also included. Based on the strategies, processes, and tools Supplier expects to:

                  - Reduce cost and improve manageability in high-growth environments

                  -        Achieve Equipment price performance gains [...***...]

                  - Gain more efficient resource use through automation for system maintenance

                  MAINTAINING INVENTORIES

                  [...***...]. As machines are purchased and deployed, or old machines are decommissioned or redeployed, [...***...].

                  SECURITY ACCESS AND CONTROL

                  Supplier has established security and access policies and practices that protect the data of each Supplier PacifiCare. [...***...]. Supplier shall work with PacifiCare Security to verify that the appropriate touch points are established to meet PacifiCare's and Supplier's requirements. Supplier shall provide access to all PacifiCare data in accordance with mutually agreed to policies and standards that meet both of Supplier's objectives.

                  AUDITS

                  In addition to Section 19 of the Agreement, Suppliers Program Office process owner is responsible and accountable for verifying that the appropriate controls are in existence and


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                                      21.

         operating effectively for their process. Metrics and inspections are examples of ongoing activities to determine that controls are operating effectively. Audits are used as further validation that controls are in place and operating as intended.

                  The approach for responding to audits is the same for internal and external audits, [...***...]. This includes performing the following activities:

                  - Assigning a focal point to coordinate the audit activities with the staff

                  -        Providing communication announcing the audit

                  - Engaging the appropriate staff of the process being audited

                  -        Providing logistical support for the audit team

                  - Providing the initial information requests in the pre-audit phase to the audit team

                  - Providing data as requested during the audit and tracking information requests

                  - Scheduling meetings and providing management updates through the focal point

                  Supplier's Program Office process owner is also responsible for understanding the control issues that were identified in the audit. Such process owner is required to assess the issues that are identified and provide concurrence on them to the audit team. Supplier shall communicate audit results to the appropriate management and staff. Supplier's Program Office process owner is responsible for understanding the root cause of the issues and developing the appropriate action plans.

                  Supplier's Program Office process owner is responsible for revising processes and procedures and implementing process improvements to address issues that are identified through audits. Such process owner shall respond to audit recommendations [...***...]. Such action plans include assigned responsibilities and specific target dates to verify that the audit recommendations are implemented on a timely basis.

                  Supplier shall use management reviews and metrics are used to determine that recommendations are implemented on a timely basis. Supplier shall post audit inspections, to validate that all identified issues, are closed and recommendations are implemented. In addition, Supplier's Internal Audit and Business Controls have a follow up process to verify that all recommendations and action plans have been fully implemented.

                  SAFETY ISSUES

                  Supplier shall respond to all potential and actual safety issues within Supplier Service Locations. Supplier shall interface with PacifiCare's Real Estate Property Services organization for all safety issues within PacifiCare Service Locations.

                  ETHICAL STANDARDS


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                  Supplier's Business Conduct Guidelines outline the ethical standards which all Supplier employees are expected to meet and detail the manner in which Supplier shall conduct business. Each year, all Supplier employees certify that they have read and understood these ethical standards. Supplier's Business Conduct Guidelines are expected to be comparable with PacifiCare's employee guidelines.

                  [...***...]

                  Supplier shall manage all existing vendors and Equipment, [...***...] and coordinate all installations and upgrades. [...***...].

                  PROJECT MANAGEMENT REPORTS

                  During the Transition Period Supplier shall begin to work with PacifiCare to prioritize all initiatives through the Supplier Program Office and an ongoing process shall be developed for us to jointly set the priorities on all project work. Once initiatives and their associated schedules are agreed to, Supplier shall manage such initiatives and schedules shall using the Project Management methodology and Change Management Procedures.

                  PERSONNEL PERFORMANCE REVIEWS

                  Supplier's delivery team shall implement a process that shall allow PacifiCare's businesses to provide personnel performance assessment input. Supplier shall work with PacifiCare to solicit input from the employee, project, and overall perspective.

                  [...***...]. For those employees who are servicing the PacifiCare account, Supplier shall implement Supplier's performance assessment process (Personal Business Objectives) shall. [...***...]:

                  [...***...]

                  At the project level, the Supplier team shall:

                  - Clearly identify PacifiCare's conditions of satisfaction for each specific project


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                  -        Monitor PacifiCare's expectations in a regular and
                           normalized manner, rather than relying on intuition or assumptions about the quality of the services Supplier is providing

                  - Measure PacifiCare's level of satisfaction with Supplier service delivery

                  At the overall level, Supplier shall solicit from PacifiCare [...***...] specific conditions of satisfaction. [...***...]. In addition, Supplier shall ask PacifiCare to provide an overall satisfaction rating upon completion of the project. [...***...].

                  [...***...].

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  Supplier shall perform all administrative activities associated with managing the Data, maintaining inventories of hard and soft assets, responding to audits, responding to safety issues, conforming to ethical standards, negotiating contracts, prioritizing initiatives, producing management reports and conducting personnel performance reviews. Such services shall include the following:

                  a.       Respond to internal and external audits.

                  b. Acquire and manage human resources and conducting periodic personnel performance reviews.

                  c.       Negotiate and manage contracts with Suppliers.

                  d.       Produce management reports.

                  e.       Maintain inventories of hard and soft assets.

                  f.       Manage Data Center costs and value.

                  g. Monitor performance internally and benchmark activities.

                  h. Manage, prioritize and coordinate improvement initiatives throughout the technology organization so that they are consistent, achievable and are not competing for scarce resources.

                  12.      SOFTWARE CURRENCY, REFRESH, AND RELEASE CONTROL:

                  SUPPLIER'S SOLUTION DESCRIPTION:


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                  Supplier shall install, maintain, and upgrade Software for which Supplier is responsible. [...***...]. However, should Supplier be made aware of problems that have not been corrected in the Software release, or if Supplier has reason to believe that the Software release could adversely affect PacifiCare's or Supplier's ability to meet Service Level targets, Supplier would notify PacifiCare of the concern and work with PacifiCare to provide an appropriate course of action, [...***...]. This would also include problems that are encountered during system and integration testing.

                  [...***...]. The Supplier shall fully test any new release of system Software before installing it for production use. Supplier shall also fully test operating systems Software for PacifiCare and coordinate with applications personnel and End-Users in accordance with the Change Management Procedures methodology (Policy and Procedures Manual. and the test plan for each Software modification.

                  PROCEDURES AND OR PROCESSES THAT ARE USED TO INSTALL SOFTWARE CHANGES, UPGRADES, OR NEW RELEASES

                  When implementing changes, upgrades, or enhancements to the PacifiCare Software environment, Supplier shall observe the Change Management Procedures and shall perform installation planning, product installation, testing, and verification. In addition, for any Software changes, upgrades, or enhancements proposed to PacifiCare, Supplier shall advise PacifiCare of any additional Equipment, LAN, or environmental requirements, which are observed during integration testing and/or are otherwise known to be necessary for implementation of the changes, upgrades, or enhancements. As requested by PacifiCare, Supplier shall provide the installation of department or End-User specific Software in accordance with the Supplier Change Management Procedures methodology. Supplier shall report to PacifiCare the installation of such [...***...].

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  Services shall include the following:

                  a. Unless otherwise directed by PacifiCare, Supplier shall install, maintain and upgrade Software for which Supplier is otherwise responsible hereunder so that such Software remains within one generation of the current release and remains on a supported release. [...***...].

                  b. Coordinate, test, customize, install, maintain and support systems and systems program products.

                  c. Test operating Systems Software, coordinating with applications personnel and End-Users.

                  d. In implementing changes, upgrades, or enhancements to the PacifiCare Software environment, Supplier shall observe the Change Management Procedures and


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                           shall perform installation planning, product
                           installation, testing and verification. In addition, Supplier shall, for any Software changes, upgrades, or enhancements proposed to PacifiCare advise PacifiCare of any additional Equipment, LAN, environmental, etc. requirements observed during integration testing and/or otherwise known to be necessary for implementation of the changes, upgrades or enhancement. Supplier shall also:

                  e. Demonstrate compliance with PacifiCare Corporate Information Technology Architecture and Technical Standards, if applicable.

                  f. Demonstrate compliance with data security policies and standards as required hereunder.

                  g.       Provide installation of department or
                           End-User-specific Software as requested by
                           PacifiCare. Supplier shall periodically (at least monthly) report to PacifiCare the installation of such Software.

                  h. Supplier shall provide support, advice and assistance to End-Users for Software for which Supplier is responsible hereunder.

                  i.       [...***...].

                  j. To the extent enabled in the PacifiCare approved enterprise management system provided by Supplier, Supplier shall monitor use of licensed Software, including license metering and tracking.

                  k. Administer and maintain the development-to-production system.

                  l. Install and support interactive systems Software and database Software.

         13.      BACK-UP AND RECOVERY SERVICES:

                  SUPPLIER'S SOLUTION DESCRIPTION: OFF-SITE VAULTING

                  [...***...]. Supplier shall continue to review processes with PacifiCare as technology changes to provide PacifiCare with vaulting processes that preserve data in a reliable, secure way. PacifiCare's involvement is not required to verify that critical information is being protected, but PacifiCare may need to assist with some of the steps of recovery.

                  CATALOGUING OFF-SITE CONTENT

                  [...***...]. While Supplier does have a product that can perform off-


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                                      26.
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         site cataloguing (both remote and local), Supplier believes the most prudent course of action shall be to work with PacifiCare to determine if an alternative or supplemental product is required.

                  RETRIEVING BACK-UP MEDIA AND RESTORING DATA FROM BACK-UPS

                  Control backup and recovery is the process of planning, testing, and implementing the recovery procedures and standards that are required to resume normal IT services in the event of a failure.

                  The Supplier storage management team handles both scheduled and unscheduled requests for pre-authorized services. When a requester is not on the pre-authorized list provided by PacifiCare, Supplier shall contact PacifiCare to establish entitlement.

                  For unscheduled backup requests, Supplier must clearly understand the nature of the request for backup before Supplier shall execute the backup. Once a change record has been established, the requester and other effected parties may receive a phone call for clarification and/or approval to go ahead if the request for backup conflicts with a previously scheduled backup. Supplier shall work with PacifiCare to understand what activities shall need to be performed once a backup completes successfully and what steps shall need to be taken when the backup is unsuccessful.

                  In the case of a request for recovery, Supplier shall analyze the request for recovery [...***...]. A problem record shall be required to identify the recovery request and a change record shall need to be approved to restore the Software to a previous state. [...***...]. Supplier shall only be responsible for restoring data that has been backed up by Supplier. All data that is backed up by PacifiCare shall be PacifiCare's responsibility to restore. Upon successful completion of a requested recovery, a member of the Supplier Service Delivery team shall contact the requester to provide status. Once concurrence from the requester is gained, the request shall be closed. The Help Desk shall provide status to the End-User for the request number that is provided.

                  Consideration for change and service requests is included in the backup and recovery procedures. [...***...]. Supplier shall review the proposed plan with all appropriate parties. Change or service requests [...***...] need to be reviewed and approved by PacifiCare and Supplier. If the plan is approved, it shall be implemented. If the plan is not approved, then changes shall be made in an attempt to gain approval for the plan, the request shall be deferred pending resolution, or it shall be withdrawn.

                  [...***...].

                  [...***...] DAY-TO-DAY VAULTING PROCESS

                  The following is the vaulting process:


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                  [...***...]

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  The Supplier shall assume responsibility for PacifiCare's data back-up requirements, which includes daily off-site vaulting of data on media, cataloging off-site content, retrieving back-up media and restoring data from the back-ups. Services shall include the following:

                  [...***...]

         14.      HOURS OF OPERATION:

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  All systems operation functions of the Services described in this Section shall be provided 24 hours per day, 7 days per week as appropriate (except for scheduled maintenance windows and non-scheduled maintenance windows agreed to in advance by PacifiCare).


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         15.      PHYSICAL SECURITY ADMINISTRATION:

                  SUPPLIER'S SOLUTION DESCRIPTION:

                  Supplier shall monitor the security compliance of Service Locations under Supplier's control through internal audits, reviews, and key process control measurements. Additional precautions beyond those provided for in the standard are generally implemented to take into account special local conditions. Supplier's physical security process includes the following:

                  [...***...]


                  During the Transition Period, Supplier shall be holding a series of workshops with PacifiCare's information security and control [...***...]. The result of these workshops shall be a document that is structured on the standard Supplier information security controls, but customized to account for PacifiCare's specific requirements.

                  [...***...]. Prior to the completion of the Transition Plan, Supplier shall occupy and utilize the current PacifiCaRe data center facilities and PacifiCare shall retain the costs for supporting those facilities. For the duration of the time that processing is performed in the current facilities:

                  [...***...]



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


                  Supplier shall comply with and enforce all of PacifiCare's physical security policies that are within its control. [...***...]. Supplier shall grant approved PacifiCare personnel access to all Service Locations in which Supplier Is providing support for PacifiCare's services. Supplier shall safeguard PacifiCare's assets by continually monitoring the physical environment for such things as temperature and humidity. Supplier shall provide physical and logical security for the data center and PacifiCare's physical and intellectual property as provided in the Safety and Security Procedures, , Schedule 10.2.

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  Supplier's responsibilities to provide physical security administration shall include the following:

                  At PacifiCare Service Locations, Supplier shall comply with all PacifiCare physical security policies, standards and procedures, as they may be revised or updated.

                  Supplier's responsibility for physical security at Service Locations under Supplier's control shall include:

                  Provide appropriate Equipment and system Software to implement security standards that are no less stringent than those customarily maintained by well-managed large outsourcing organizations providing services similar to the Services.

                  Provide access upon request to PacifiCare or its designees, [...***...].

                  Establish security processes that shall be no less rigorous than those in effect at those Service Locations as of the Cut Over Date and meet or exceed PacifiCare's security requirements then practiced by PacifiCare, shall be at a minimum consistent with standards at well-managed operations performing functions similar to the Services, and shall provide the necessary physical security to support Supplier's obligations to provide Data security under the Agreement.

                  Perform all physical security functions [...***...] at facilities under Supplier's control.

                  The Supplier shall also describe how it shall design, print, and assemble employee, contractor and visitor badges.

                  Supplier shall assume full responsibility for the design, print, and assembly of contractor and visitor badges as described in the Physical Security Standards and practices/policies. These procedures are based on the Supplier Global Standards, directed by SECMAN (Supplier Security Requirements Manual) and ITCS 204 (Security Standards For providers of Network and Computing Services) with specific focus on data center operations. [...***...]:

                  [...***...]



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


                  [...***...]

                  In addition, the following topics are reviewed and procedures for timely, accurate, and acceptable responses are developed to minimize risk or loss to both Supplier and PacifiCare.

               SUPPLIER INTERNAL PROCESSES

                    -        Emergency planning

                    -        Incident management

                    -        Information protection



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




                 Verification and Audit Of Functions

                  To verify that the security practices/policies and procedures are consistently followed, Supplier shall complete the following internal audits/activities and necessary resolution follow-up as indicated:

                Daily Audits

                     [...***...]



                Weekly Audits: [...***...]

                     [...***...]



                Access Review

                     [...***...]



                Asset Protection

                     [...***...]



                Information Protection

                     [...***...]



                Life Safety

                     [...***...]




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


                     [...***...]



                  Verification of Process/Procedures

                  Supplier's [...***...] verify Supplier's compliance of the physical security functions (based on Standards). Recommendations shall be made based on the business need or possible exposure and submitted for correction/resolution. In addition, [...***...].

         16.      LICENSE MANAGEMENT AND COMPLIANCE:

                  SUPPLIER'S SOLUTION DESCRIPTION:

                  Supplier shall deploy consistent and uniform standards in managing and maintaining license compliance. [...***...].

                PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  Supplier shall monitor, audit, and advise PacifiCare concerning Software license compliance. Supplier is responsible for providing Software for Supplier-provided applications development tools and systems Software for running the PacifiCare servers, distributed, and in-scope LAN infrastructure. Supplier shall be responsible to acquire the correct number of the foregoing licenses to be compliant. PacifiCare shall be responsible to acquire the appropriate number of Software licenses used for distributed applications, and for third-party End-User tools. Supplier shall advise PacifiCare of the number of users that Supplier has become aware are using the licenses for which PacifiCare is responsible and Supplier shall notify PacifiCare if such number exceeds the number of End-User as provided by PacifiCare. When Supplier becomes aware of the presence of unauthorized Software on the Equipment, Supplier shall promptly notify PacifiCare. Supplier shall monitor the servers and, to the extent enabled by the Supplier-provided enterprise management system, Supplier shall monitor the other Equipment for the presence of unauthorized Software. Supplier's responsibilities shall include the following:

                  a. Provide periodic reporting of such license information to PacifiCare, as required.

                  b.       File and track Software license agreements.

                  c.       Ensure compliance with Software licenses.

                  d.       Proactively scan for pirated Software.

                  e.       Report Software license anomalies.



                  17.      TECHNICAL SUPPORT:



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


                  SUPPLIER'S SOLUTION DESCRIPTION: CAPACITY PLANNING

                  [...***...] the scope of the Supplier capacity planning process includes and involves the following:

                     [...***...]

                  [...***...]. Supplier shall work with PacifiCare to solicit input from the business regarding potential performance and capacity impacts.

                  The objectives of the capacity planning process are to [...***...]. Many factors must be considered in the development of the optimal solution and each factor must be weighed in terms of its overall business impact. An optimal solution attempts to arrive at the best counterbalance of factors. Two of the key factors that must be considered, which may be mutually exclusive, are minimizing the cost of providing sufficient resources, and maximizing the utilization of resources.

                  PERFORMANCE MONITORING

                  The objectives of Supplier's performance monitoring process are to optimize the response time and throughput of existing IT resources, take corrective actions to alerts and problem requests, and automate performance tuning and alerts. Supplier's process includes the following capabilities:

                  [...***...]

                  [...***...]. During presentation of these performance reports, Supplier shall provide recommendations as required tO manage the resolution of performance issues.



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

                  Requests to change performance measurements, thresholds, and alerts are submitted via Change Management Procedures or a change order (if outside the scope of the contract). For any performance request, the appropriate calling process dictates the requirements needed from the PacifiCare and the procedural steps performed by Supplier when interfacing with the PacifiCare.

                  Supplier shall analyze the performance impact and handle alerts as required, and shall invoke the Problem Management process to resolve issues.

                  MAINTAIN SURVEILLANCE OF SYSTEM OPERATIONS AND PROVIDE IMMEDIATE RESPONSE TO PROBLEMS WITH CONSTANT SUPPORT THROUGH RESOLUTION

                  The [...***...] operations process, developed by Supplier, is an ongoing process throughout the life of the contract. [...***...]. Supplier's objectives of its run and monitor operations process are to:

                     [...***...]

                  Supplier shall perform the activities [...***...] support the following operations:

                     -        Systems Operations

                     -        Batch Operations

                     -        Tape Operations

                     -        Network Operations

                     -        Online Business Applications


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


                  Supplier shall [...***...] process including the following activities:

                     [...***...]

                  For Systems Operations Supplier shall:

                     [...***...]

                  For Batch Operations Supplier shall:

                     [...***...]

                  For Media Operations Supplier shall:



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


                     [...***...]

                  For Network (LANs/MANs/WANs) Operations in-scope or as may be required to provide the requested services Supplier shall:

                     [...***...]

                  For Online Business Applications Supplier shall:

                     [...***...]

                PROVIDING CONFIGURATION MANAGEMENT:

                  Supplier shall work with PacifiCare to verify that a common philosophy and definition are implemented specifically for PacifiCare in the area of configuration management. Supplier's generic objectives for the control configurations process are to:

                     [...***...]



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


                  [...***...]

                  Supplier shall utilize four primary roles to execute the control configurations process.

                  [...***...]


                  These roles are included in Supplier's Base Fees and shall be performed by Supplier's staff.

                  [...***...]

                  [...***...]

                PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  The Supplier shall provide all technical system support for operations, including storage management, system programming, teleprocessing systems, capacity planning, performance tuning, and installation and maintenance of all system Software products. The Supplier shall



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


         provide regular monitoring and reporting of system performance, utilization and efficiency. The Supplier shall provide technical advice and support to the applications maintenance and development staffs, as may be required. Supplier's responsibilities to provide technical support Services for the PacifiCare Data Center and Remote Server environment shall include:

                  GENERAL TECHNICAL SUPPORT.

                    a.       [...***...]




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


                  [...***...]

                PERFORMANCE.

                  [...***...]




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


                  CAPACITY PLANNING.

                  [...***...]

                  CONFIGURATION PLANNING.


                  [...***...]

         18.      DATABASE SUPPORT AND MANAGEMENT:

                  SUPPLIER'S SOLUTION DESCRIPTION:

                  Supplier shall provide physical data and database management for the PacifiCare environment. [...***...]




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


         [...***...]. Supplier's database system support staff shall be available for consultation with the application development aNd maintenance staff to assist in the logical design of databases for maximum performance and utility, and other logical database management issues as required.

                  Supplier's physical database management support for PacifiCare shall include the following:

                PHYSICAL DBA

                DESCRIPTION OF STANDARD SERVICES

                [...***...]



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


               [...***...]

               This applies to IDC databases both in the Data Center and in the IDC.

               Logical DBA services shall be provided by the Applications Supplier.

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  Supplier shall be responsible for performing physical database administration functions, including storage management services, installation, maintenance, tailoring and monitoring of Database Software products, backup and recovery, standards, and support for the databases required by PacifiCare. Supplier's responsibilities to provide such database support and file management for Data Center and Remote Server Services shall include the following:

                DATABASE MANAGEMENT. Supplier's responsibilities to provide physical database management planning shall include the following:

                Perform physical database management system ("DBMS") database control functions to support systems existing as of the Cut Over Date and planned new systems development.

                Plan for changes in the size of databases due to business growth and project implementation based on information supplied by PacifiCare, and review plans with PacifiCare on a regular basis for PacifiCare's comment and approval.

                Maintain, operate, and upgrade, as necessary. Automated monitoring tools to monitor database performance.

                Perform database shutdowns and restarts, as necessary.

                Perform reorganizations when required to optimize performance.

                DATABASE MAINTENANCE AND SUPPORT. Supplier's responsibilities to maintain the databases as necessary to meet the performance standards, maximize efficiency, and minimize outages for Data Center and Remote Server Services shall include the following:

                Provide physical database management support including providing backups and restores of data in a timely manner.

                Install, maintain and support database Software products.

                Test and implement database environment changes as approved by PacifiCare.



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


                Maintain, update, and implement database archive processes and procedures to recover from an outage or corruption in a timely manner so as to meet PacifiCare's business requirements.

                Provide capacity planning and correct situations caused by lack of capacity (e.g. dataset or table space capacity events, full log files) in a timely manner.

                ADMINISTRATIVE SUPPORT. Supplier's responsibilities to provide administrative support for Data Center and Remote Server Services shall include the following:

                Employ database performance analysis to confirm physical database requirements to support PacifiCare's business systems.

                On request, provide PacifiCare with documentation of files generated by the file management system, including name and utilization statistics.

                Provide technical advice to the application development and DBA staffs and assist applications development and maintenance staff in performing stress testing and operating system and database performance tuning.

                Develop, document, and maintain physical database standards and procedures, including database tuning.


                  Participate in determining physical database changes and impact of applications development and maintenance work, and implement necessary changes to relevant databases after PacifiCare's review and approval.

C.       NETWORK:

         1.       GENERAL:

                  Supplier shall assume operational and management responsibility for the network Services which [...***...] are described herein. Except as otherwise expressly provided in this Statement of Work, Supplier responsibilities shall [...***...] perform network Services in accordance with the Service Levels. Supplier shall be responsible for coordinating tHe network Services and [...***...] to perform the network Services in accordance with the Service Levels. Supplier shall use commercially reasonable measure to protect the network against unauthorized access and fraudulent use. Supplier shall provide Electronic Data Interchange ("EDI") support as specified herein and interface with PacifiCare's selected Value Added Network ("VAN") services providers. Supplier's operational and management responsibility for the [...***...].

         2.       NETWORK MANAGEMENT:

                  SUPPLIER'S SOLUTION DESCRIPTION:



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                  Supplier shall implement the five system management control
         (SMC) principles (availability, performance, capacity, problem, and change management) to manage PacifiCare's networks. Supplier shall utilize PacifiCare sniffers and network management tools, with the Supplier provided network management tools, to monitor and manage the WAN and LAN networks.

                  Supplier shall track each service activity through a change management record. Supplier shall review the approved change record in the context of other planned changes to verify that there are no scheduling or other conflicts. [...***...]. Supplier shall remain in contact with all involved parties until resolution is achieved. When the activity is completed, Supplier shall perform standard testing shall be performed to verify that there are no outstanding issues or problems. Supplier shall update the original change management and problem management records through the testing phase and shall be closed only when PacifiCare notifies Supplier of final approval.

                  Supplier shall analyzes of the PacifiCare WAN traffic and utilization early within the Open Enrollment period. Supplier shall work with the PacifiCare WAN engineers and review network data available [...***...] and PacifiCare tools to understand the bandwidth requirements for the PacifiCare network. The Open Enrollment period shall provide Supplier adequate time to install required WAN connectivity, which includes the IDC.

                  Supplier shall [...***...] within the scope of the Base Fees.

                  Supplier shall supply maintenance support contracts in line with agreed-to SLAs for site availability.

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  Supplier's responsibilities to provide network management Services shall include the following:

                Manage and report on the capacity and configuration of the network. Act as a single point of contact for the management of the network. Supplier shall maintain Equipment inventories, locations lists, and other network documentation and information. Supplier shall provide such information to PacifiCare upon request.

                Perform the design, installation, termination, and documentation of all intra-building copper and fiber optic cabling for Ethernet, FDDI, ATM, and WAN environments.

                For new PacifiCare Service Locations, Supplier shall manage the physical survey of each such PacifiCare Service Location to determine site features, implementation readiness, and specific network installation needs. Physical surveys shall include: current services; demarcations; demarcation extensions; power/UPS requirements; Equipment issues; cabling and wiring.

                Install and maintain WAN connections and upgrades.

                Monitor WAN and leveraged LAN bandwidth.

                Implement network strategies.



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


                Analyze and propose more cost effective network alternatives.

                Provide management of Remote Access Service devices and associated transport connected to WAN / LAN environments.

                Proactively monitor routers supporting the RAS network components.

                Install all Remote Access Services Software in accordance with the Change Management Procedures.

                Conduct on-site visits to the Service Locations to review condition of RAS Network Components at intervals agreed to by both Parties.

                Provide provisioning as following:

                Order components and Transport Services per PacifiCare's direction.

                Configure components.

                Test and install components.

                Uninstall components.

                Manage Managed Agreements.

                Verify that components meet the design specifications.

                Affix asset tag, register incremental component, and update asset databases, as required.

                Install System Software at component manufacturer supported release levels or PacifiCare-specified release levels.

                Provide regular status information on orders, as agreed.

                At PacifiCare's expense and approval, manage spare inventory.

                Supplier to provide [...***...] for purposes of out of band management.

                Handle return authorization of failed items.

         3.       NETWORK OPERATIONS:

                  SUPPLIER'S SOLUTION DESCRIPTION:

                  Supplier shall perform centralized network monitoring at the Network Operations Center (NOC), which is located [...***...]. The NOC shall utilize a simple network management protocol (SNMP)-based tool to monitor the status of all LAN ANd WAN devices and connections throughout the PacifiCare network on a 7x24x365 basis. [...***...] The Network Operations CentER shall interface with the problem management system and with on-site network support staff to resolve problems.


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

                  Supplier shall utilize its problem management system to track problems; coordinate resources, including third parties; and drive problems to resolution. In the event that a network problem occurs, [...***...]. When the repair activiTY is completed, Supplier shall update and close the problem management record shall be updated and closed with PacifiCare's final approval. Supplier shall also forward this information to the Change Management Procedures and asset management process to document any resulting premise configuration changes.

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  The Supplier shall support in scope network operations functions for the LAN and WAN networks. This includes production monitoring, performance monitoring and problem resolution. Network operations and monitoring shall include support through to the end user device. [...***...]. Supplier's responsibilities to provide network operations Services shALl include the following:

                Perform operational management of PacifiCare's [...***...].

                Provide network connectivity at PacifiCare Service Locations.

                [...***...].

                Perform the following in respect of installing, upgrading and maintaining the network Equipment:

                [...***...]



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

                [...***...]

         4.       SNA, DECNET, AND TCP/IP TECHNICAL SUPPORT:

                  SUPPLIER'S SOLUTION DESCRIPTION:

                  Supplier shall provide logical design and connectivity to PacifiCare and PacifiCare [...***...]. Supplier shall woRK with communication carriers to monitor communications line usage and capacity to verify that sufficient bandwidth is provided to support PacifiCare's business and IS projects. As part of Supplier's long-range plan, all aspects of this environment shall be evaluated [...***...] to address PacifiCare's overall requirements. Changes and upgrades shall be coordinated by the Supplier change management team following established the Change Management Procedures, including presentation to PacifiCare IT for review and sign-off prior to implementation.

                  [...***...].

                PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  The Supplier shall provide logical design and connectivity to PacifiCare and external client locations for the PacifiCare SNA and TCP/IP network, including support of all front-end processors and third party protocol conversion boxes. The Supplier shall monitor capacity, implement upgrades, and make SNA and TCP/IP modifications through the Change Management Procedures. [...***...]:

                [...***...]



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

                [...***...]

         5.       END-USER SUPPORT:

                  SUPPLIER'S SOLUTION DESCRIPTION:

                  Supplier shall work with PacifiCare and other vendors on behalf of PacifiCare to support End-Users. Supplier's help desk shall provide a single point of contact (SPOC) for supporting End-Users.

                  End-Users shall submit problems to the Help Desk by placing a call to a Supplier provided 1-800 number [...***...].

                  Supplier shall deliver the support consistent with current practices. This shall include resource, problem, and requirements analysis; and technical support for End-Users.

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  The Supplier shall provide support, advice and assistance to End-Users in a manner consistent with current practices in effect as of the Cutover Date. [...***...]:

                [...***...]

         6.       NETWORK ENGINEERING:

                  SUPPLIER'S SOLUTION DESCRIPTION:



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


                  Supplier shall use [...***...] to monitor PacifiCare's premise environment and gather system responsiveness and resource utilization data to determine particular trends and patterns in Equipment performance.

                  [...***...]

                  Supplier has developed metrics that assist in determining when configuration and/or architecture changes are needed to create a more efficient network design and when Equipment upgrades are necessary. When Supplier identifies Equipment that is malfunctioning, is over-utilized, or which experiences poor response time and availability, Supplier shall take steps are taken to fix the network configuration or the Equipment.

                  To more accurately assess the growth potential of PacifiCare's current premise environment, Supplier's network engineers shall develop a plan for analysis [...***...]. This plan shall be updated through the Termand as applicable the Termination Assistance Period. [...***...]. At the conclusion of the effort, Supplier shall provide PacifiCare with a recommendation of the Equipment, design, and connectivity requirements necessary to sustain optimum performance levels.

                  Supplier shall recommend the appropriate changes or upgrades to the network for PacifiCare's final approval. If approved, the recommendations shall be implemented by Supplier through the standard Supplier Change Management Procedures and tracked until completion.

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  Supplier shall provide network engineering functions as required to meet PacifiCare's communications needs during the Term and during the Termination Assistance Period, including network design, capacity and configuration management, network optimization, efficiency tuning, third-party Supplier coordination, ordering and installing circuits and Equipment, conducting site surveys, and performing upgrades for network Equipment. Supplier's responsibilities to provide such network engineering functions shall include the following:

                Supplier shall monitor and tune the Network for efficiency and cost-effectiveness, intra-location Network bandwidth sizing, configuring requirements and coordinate with other suppliers. With respect to these requirements, Supplier is expected to work cooperatively with the third parties and PacifiCare staff to facilitate effective communication and implementation of the Services. Supplier shall coordinate all Network technical issues with such third parties and PacifiCare staff.

                Perform engineering functions in accordance with the Change Management Procedures.

                Evaluate and test network, terminal and interface Equipment.



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

                Develop acceptance test procedures for installation and changes to the networks, and for verifying restoration of availability following problems with network circuits (premise cabling) or Equipment. [...***...].

                Provide adequate technical resources to support the development of a clear, concise, strategic direction for the voice and data networks within the scope of the Services.

                Supplier shall implement performance management and monitoring tools to be used in conjunction with the trouble ticketing system and the asset management database to monitor the performance of the data network. [...***...].

                Tune and manage the network to meet requirements and Service Levels. [...***...].

                Perform, on an on-going basis, regular network optimization analyses. [...***...].

                Identify future loads on the network as requested by PacifiCare (but at a minimum annually) that could impact performance and to develop forecasts of network growth and other changes in response to the projected business and operational needs of PacifiCare. [...***...].

                Conduct network performance sampling, to include peak and average hour periods, as reasonably requested by PacifiCare.

                Develop network implementation plan.

                Carry out additional network design activities.



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


         7.       NETWORK CONTROL AND CONNECTIVITY RESPONSIBILITY:

                  SUPPLIER'S SOLUTION DESCRIPTION:

                  Supplier shall [...***...]. Upon approval from PacifiCare, Supplier shall order and coordinate the installation of bandwidth from either PacifiCare or Supplier's suppliers, depending on the procurement relationship that is in place. Supplier [...***...], Supplier shall perform acceptance testing and turnover to PacifiCare's production network.

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  Supplier is responsible for maintenance and support of all network communications related Equipment and connectivity used to provide the Services. [...***...]. PacifiCare's review and approval shall be required prior to SupplieR establishing connections to Supplier's facilities or external networks. Supplier shall identify bandwidth requirements to provide the services. Supplier shall coordinate network technical issues with other third party suppliers. Supplier's responsibilities to provide network control Services shall include the following:

                Perform Network planning, design and supervision of local Service Location network backbone circuits, Networks, office cabling, network circuit layout and cable plant integration.

                Provide PacifiCare with single point-of-contact for PacifiCare's network inquiries and requests.

                Provide protocol conversion and translation as reasonably requested by PacifiCare.

                Install, configure, and maintain dial-up Equipment.

                Verify operation and connectivity of PC Network adapters, and all other directly network-connected devices. Supplier shall assist and support PacifiCare in specifying the appropriate configuration and installation process for in-scope PacifiCare premises Equipment that shall be attached to, and shall communicate over, the network. Supplier also shall perform configuration testing of in-scope systems.

                Provide network management services to proactively monitor PacifiCare's network for service degradation, [...***...].

                Coordinate network addressing. Supplier shall manage PacifiCare's Network address scheme and notify PacifiCare of limitations or capacity issues.

                Monitor physical and logical connections.



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


                Provide redundant connections as required.

         8.       NETWORK PROVISIONING:

                  SUPPLIER'S SOLUTION DESCRIPTION:

                  Supplier shall provide technology refresh [...***...] Equipment listed in Schedule 3.8(a), Transferred Assets. [...***...]. Supplier shall provide procurement services through Supplier's standard procurement procedure and provide thE necessary retirement and replacement through standard IMAC process.

                  Supplier shall create a database of all in-scope premise Equipment and associated peripherals. Supplier shall then update this database to reflect all on-going IMAC and preventive maintenance activity.

                  Supplier shall also track PacifiCare's premise assets [...***...].

                  [...***...].

                 PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  The Supplier shall be responsible for Equipment procurement, Equipment retirement and asset management support. Included is troubleshooting and repair of network devices at all PacifiCare locations at the level provided by PacifiCare as of the Cutover Date, [...***...]. Other Supplier responsibilities include:

                Procure network Equipment and identifying bandwidth requirements.

                Maintain network Equipment.

                Troubleshoot new network devices.

                Track and manage network assets.

                Perform network Equipment installations.

         9.       SOFTWARE CURRENCY, REFRESH, AND RELEASE CONTROL:

                  SUPPLIER'S SOLUTION DESCRIPTION:

                  Supplier shall use its standard system management control
         (SMC) processes and procedures in working with third party suppliers to maintain equal or better services and minimize business interruptions.



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                  [...***...]

                  Supplier shall leverage its established working relationships with PacifiCare's existing vendors and suppliers with their change and problem management disciplines, to coordinate IMAC and maintenance activity. [...***...]. Supplier shaLl also provide a test plan that shall be used to verify the expected operation and results.

                 PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  Supplier's responsibilities shall include installing, maintaining, upgrading and supporting all network Software (including for network, routers and bridges), including firmware. Supplier shall interface with third party suppliers to promote compatibility of such connectivity products. Supplier's responsibilities to provide Software currency for network Services shall include the following:

                Unless otherwise directed by PacifiCare, Supplier shall install, maintain and upgrade Software [...***...]. Prior to the start of each calendar quarter, Supplier shall give notice to PacifiCare of all upgrades of Software that are planned to occur in the quarter for which notice is being given. [...***...].

                Coordinate, test, install, and support Systems and systems program products.

                Test operating Systems Software, coordinating with applications personnel and End-Users.

                In implementing changes, upgrades, or enhancements to the PacifiCare Software environment, Supplier shall observe the Change Management Procedure and shall perform installation planning, product installation, testing and verification. In addition, Supplier shall, for any Software changes, upgrades, or enhancements proposed to PacifiCare advise PacifiCare of any additional Equipment, LAN, environmental, etc. requirements observed during integration testing and/or otherwise known to be necessary for implementation of the changes, upgrades or enhancement. Supplier shall also:

                Demonstrate compliance with PacifiCare Corporate Information Technology Architecture and Technical Standards, if applicable, and as may be revised by PacifiCare from time to time.

                Demonstrate compliance with data security policies and standards as required hereunder.

                Supplier shall be responsible for network Software, [...***...]



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


                [...***...].

                Provide installation of department or End-User-specific Software as requested by PacifiCare. Supplier shall periodically (at least monthly) report to PacifiCare the installation of such Software.

                Supplier shall provide support, advice and assistance to End-Users for Software for which Supplier is responsible hereunder.

                [...***...].

                [...***...].

                Negotiate site license for network Software.

                Answer level 2 and 3 Software questions and problems. The Help Desk shall answer all level 1 support questions and problems.

         10.      REGULATORY CHANGES:

                  SUPPLIER'S SOLUTION DESCRIPTION:

                  As part of the ongoing management of PacifiCare's overall network services environment, [...***...].

                  As part of this process, Supplier shall:

                  [...***...]

                  Evaluate and recommend options for responding to the changes

                  Perform required voice network modifications by managing PacifiCare's local and long distance as well as Equipment service providers

                  Any large-scale network changes that are required [...***...] shall be handled and managed on an individual project basis. PACIFICARE'S FUNCTIONAL REQUIREMENT:



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                  Supplier shall identify, evaluate and recommend network
         modifications as required to maintain compliance with local, regional and international regulatory changes applicable to telecommunications. Supplier shall perform, if requested by PacifiCare such network modifications and shall be responsible for performing such network modifications within proposed timeframes. Where third party suppliers must make modifications to their service or technology platform to achieve compliance, Supplier shall upon PacifiCare's request, and oversee these activities, and verify that they are performed within acceptable timeframes, and provide progress reports to PacifiCare at regular intervals. Supplier's responsibilities to regulator change Services shall include the following:

                Stay current on emerging governmental regulations.

         11.      TELECOMMUNICATIONS BILLING AND FINANCIAL ADMINISTRATION:

                  SUPPLIER'S SOLUTION DESCRIPTION:

                  Supplier shall work with PacifiCare during the Transition Period to understand PacifiCare's specific requirements, processes, and procedures that are in place; and the number of invoices that PacifiCare manages at this time. Once this has been accomplished, Supplier shall work with PacifiCare management to establish and provide the required processes and procedures for Supplier to follow in handling these bills. [...***...].

                  As part of transition, Supplier shall review the existing leased circuits, and work with PacifiCare to determine requirements for consolidating the billing of leased circuits.

                  [...***...]. During the Transition Period Supplier shall set up a process that is consistent with the PacifiCare requirement for the administration and payment of these bills.

                  [...***...]. Supplier shall also advise PacifiCare of any known fraudulent billing caused by improper calling or abusive use of telephone Equipment or the network.

                  Supplier shall not be responsible for any charges caused by fraudulent calling by PacifiCare.

                  Supplier shall maintain a database that shall include all information relating to the PacifiCare Service Locations. Supplier shall do the following:

                     [...***...]


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


                     [...***...]

                TELECOMMUNICATIONS FINANCIAL REPORTS

                  Supplier shall maintain all invoice information in a database. [...***...]. Supplier shall provide exception reports.

                  Using Supplier's vendor, Supplier shall review [...***...].

                PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  If requested by PacifiCare, Supplier shall establish and follow telecommunications procedures, including receipt of invoices, verification of charges by PacifiCare Service Location, research and resolution of billing discrepancies, preparation of internal chargeback documents and electronic files for accounting and preparation of invoices for approval and payment. Supplier shall support the technology chargeback process within PacifiCare by providing all necessary information to support usage/demand based technology charging. Supplier's responsibilities to billing and financial administration Services shall include the following:

                Consolidate billing for leased circuits utilizing existing PacifiCare tools.

                Provide information to support PacifiCare chargeback system.

         12.      TOLL / LINE CHARGES:

                  SUPPLIER'S SOLUTION DESCRIPTION:

                  The initial plan for the provisioning of telecommunications services shall be through the current PacifiCare carriers using the agreements that are in place.

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  PacifiCare currently receives an aggressively discounted rate for toll service, frame relay, ATM, and dedicated line facilities from telecommunications carriers. The Supplier may elect to provide these services on its own or through a third party telecommunications carrier, provided that there is a benefit to PacifiCare. Due to the agreements already in place, the Supplier may continue to provide toll service, frame relay, ATM, and dedicated line charges through PacifiCare's agreements on a pass through basis with the mutual agreement of PacifiCare. Other Supplier responsibilities include:

                Review long distance charges.

                Review and report abuses of long distance services.



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         13.      PREMISE VOICE SYSTEMS:

                  SUPPLIER'S SOLUTION DESCRIPTION:

                  During the Transition Period, Supplier shall work with PacifiCare to understand the processes and procedures in place to support premise voice systems. During the Transition Period and during the Term and Termination Assistance Period, [...***...].

                  Supplier's Help Desk solution for PacifiCare results in a single-point-of-contact (SPOC). The SPOC shall provide support for voice service and trouble requests from End-Users who are calling on behalf of the employees as defined by PacifiCare. For example, these callers may be reporting a repair problem, requesting a change in their phones or features, or requesting information on the use of a feature or new technology.

                  Supplier shall manage maintenance and installation activities, including changes on these systems. This shall include managing the process to complete the IMACs. PacifiCare shall be responsible for charges incurred with these vendors and for any New Equipment. Supplier shall respond to all IMAC work orders and shall submit them to the appropriate vendors for work order completion.

                  [...***...]

                  Supplier shall manage the maintenance,  [...***...].

                  Supplier shall help evaluate site improvements and system replacements based on a cooperatively developed priority list. System replacements shall be approved and paid for by PacifiCare.

                  Supplier shall manage the [...***...].

                  Supplier shall interface with all telecom vendors [...***...]. The Supplier voice team shall help PacifiCare evaluaTe new technologies from the perspective of solving business problems, not changing technology for its own sake. [...***...].

                  Supplier shall work with the required personnel to continue support of PacifiCare's voice response systems environment.



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


                  Division of responsibilities between the Supplier and PacifiCare is described in the following table:

                  --------------------------------------------------------------
                                        SUPPLIER             PACIFICARE RETAINED
                  --------------------------------------------------------------
                  ASPECT ACD         [...***...]                  [...***...]

                  --------------------------------------------------------------


                PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  The Supplier shall be responsible for the planning, installation and maintenance of all premise voice systems. [...***...]. Other Supplier responsibilities include:

                Plan, implement, and administer voice systems [...***...].

                [...***...].

                Manage and maintain voice mailboxes.

                Manage cellular phone assets and third party providers.

                Manage calling card providers.

                Administer calling card distribution.

                Manage pager assets and third party providers.

                [...***...].

                [...***...].

                Document changes to the Network topology during the Term and during the Termination Assistance Period as the Network changes as a result of change activities;

                [...***...];

                Plan Voice Systems and transport provisioning [...***...].

                Perform the following Voice Systems and transport order management functions: ordering, installation, scheduling, tracking, delivery and acceptance


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                Use existing tools and processes to perform capacity planning for the voice Components and voice transport as requested by PacifiCare.

                Notify PacifiCare of unusual traffic patterns.

                Use existing tools and processes to provide PacifiCare with reports as agreed upon on performance trends.

                [...***...].

                Identify capacity related troubles [...***...].

                Develop recommendations to resolve capacity related troubles;

                Provide PacifiCare with timely notification of performance related troubles.

                For remote system maintenance, PacifiCare shall provide, as mutually agreed and at its expense, telephone lines [...***...].

         14.      WIRELESS TELECOMMUNICATION:

                  SUPPLIER'S SOLUTION DESCRIPTION:

                  Supplier shall work with PacifiCare to project manage the [...***...] pilot project for wireless electronic mail AND pager communications. This project is currently being managed by PacifiCare voice head count, which shall be transferred to Supplier for voice support. Supplier would use in-scope resource to continue management of this project.

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  Support covers engineering, design, procurement, programming, burn-in, installation, preventative maintenance, and upgrades for the following: hand-held radios, mobiles (including trunked), radio repeaters, associated Equipment (antennas, coax, duplexers, combiners, power supplies, etc.), peripherals (batteries, chargers, microphones, etc.), etc. Other Supplier responsibilities include:

                Provide wireless communication engineering and design.

                Procure, at PacifiCare's expense, install and maintain wireless communication Equipment and Peripherals (batteries, chargers, etc.).

                Program wireless communication Equipment.

                Perform burn-in of wireless communication Equipment.

                Provide preventive maintenance on wireless communications Equipment



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Comply with RF regulations.

                Perform maintenance on connecting Equipment (antennas, coax, duplexers, combiners, towers, etc.)

         15.      AUDIO AND VIDEOCONFERENCING:

                  SUPPLIER'S SOLUTION DESCRIPTION:

                  Supplier shall [...***...]. The Supplier needs to understand PacifiCare's current processes and procedures for auDIo and video conferencing support. This would need to be accomplished during the Transition period.

                PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  On a daily basis, Supplier shall be responsible for the availability and functionality of all Video Conference Equipment. Supplier's responsibility shall include call set-up, testing, and implementation of changes, bridge operation, problem determination, repair dispatch, and escalation of problems. Over the Term and during the Termination Assistance Period, as applicable, and with PacifiCare's approval, Supplier shall recommend automated procedures to improve on the processes in place as of the Cutover Date and implement these procedures as approved by PacifiCare. Supplier responsibilities to provide Video Conference services shall include:

                Interface and assist with all End-User requests for scheduling facilities, support, or any special needs including premises testing, public conference room assistance, or help with adjunct conference Equipment. [...***...]. SupplIEr shall provide user training as appropriate and approved by PacifiCare.

                To the extent available from the current systems, provide monthly utilization reports showing usage by location.

                Coordinate with PacifiCare's videoconference scheduler personnel and performing the following: call set-up, testing, monitoring, first level problem determination and repair dispatch for the videoconferencing network. Equipment and connectivity testing, using testing procedures, shall be performed on a daily basis to validate that the individual video components are working correctly.

                Provide capacity planning, traffic analysis (to the extent traffic analysis data is available from the current videoconferencing systems), interfacing with third party video suppliers and providing the services of a videoconferencing operations team. This shall include engineering design/support, managing second-level problem determination, providing on-site support to supervise and support Video Conferences, coordination, testing, problem management policies and process, documentation of new or changed procedures and installation of vendor supplied fixes to video problems.

                Set up and monitor network bridge.



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                Perform daily testing.

                Dispatch repair teams.

                Perform engineering and design support for audio/videoconferencing.

                Manage third party product suppliers.

                Perform daily operations of audio/videoconferencing Equipment.

                Perform maintenance and problem management to ensure all videoconference rooms are fully functional on a daily basis.

                Schedule audio and videoconferences.

                During transition, the Supplier shall document PacifiCare's processes, procedures, tools in place, and staffing for video and audio conferencing support. [...***...].

         16.      NETWORK ADMINISTRATION:

                  SUPPLIER'S SOLUTION DESCRIPTION:

                  During the Transition Period, Supplier shall work with PacifiCare to understand the network administration environment. This includes PacifiCare's specific requirements, tools, processes, and procedures currently in place for support of network administration. Once this is completed, Supplier shall support network administration; [...***...].

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  The Supplier shall administer all network requirements and activities including processing change requests, administering passwords, monitoring performance, and supplier invoices. The Supplier shall administer the issuance and tracking of calling cards for PacifiCare. Other Supplier responsibilities include:

                Perform Data Network Software upgrades.

                Administer passwords.

                  Perform weekly back up.            [...***...]

                Monitor performance.

                Perform capacity management.

                Monitor and test Private Lines.



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

                Interface with third party suppliers.

                [...***...].

                Perform trunk testing.

                Coordinate home access.

                Administer remote access card distribution.

         17.      TOLL FRAUD:

                  SUPPLIER'S SOLUTION DESCRIPTION:

                  During the Transition Period, Supplier shall work with PacifiCare to understand the current toll fraud environment. This shall include PacifiCare's specific requirements and the tools, processes, and procedures that are currently in place for monitoring toll fraud. Once this is completed, Supplier shall continue monitoring toll fraud at the current levels.

                  [...***...]. These service providers design their networks to reduce the fraudulent use of the services they provide to PacifiCare, including:

                     -        Outbound long distance

                     -        Inbound toll-free

                     -        Calling card


                [...***...]

                The fraud protection program shall include Supplier's management of monitoring and reporting for the following:

                [...***...]


                The Supplier fraud protection program shall include the following:



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                [...***...]


                Due to the fact that Supplier does not know the capabilities of all of the switches, which are in place at PacifiCare Service Locations, and to what extent toll fraud can be limited, [...***...].

                PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  The Supplier shall monitor toll fraud. Investigations shall occur whenever PacifiCare exceeds a threshold and is made aware of this by the long distance supplier. Escalation within PacifiCare shall occur based upon existing standards. [...***...]. Other Supplier responsibilities include:

                Monitor toll usage.

                Monitor and report on calling card usage.

                Report toll abuses.

         18.      PHONE DIRECTORIES:

                  SUPPLIER'S SOLUTION DESCRIPTION:

                  During the Transition Period, the Supplier team shall work with PacifiCare to understand the current systems, tools, processes, and procedures in use to support the PacifiCare online directory application. Once this has been accomplished, the Supplier team shall maintain the current online directory as it is currently being supported. [...***...]. In order to maintain the online directory, the Supplier team shall require that the necessary PacifiCare demographic and HR information be supplied in an electronic form via a programming interface or similar mechanism. As part of the process of maintaining the online directory, the Supplier team shall require PacifiCare to validate the accuracy of the directory information being supplied.

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  The supplier shall provide daily updates to the directory database for access through the PacifiCare Intranet. Other Supplier responsibilities include:

                Perform directory updates and support the HR [...***...] interface.



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


         19.      EQUIPMENT SUPPORT:

                 SUPPLIER'S SOLUTION DESCRIPTION:

                  During the Transition Period, Supplier shall work with PacifiCare to understand the current systems, tools, processes, and procedures that support the compatibility and reliability of connectivity products. [...***...].

                  Supplier shall review PacifiCare's current telecommunications related databases and bills, as well as the procurement of customer service records (CSRs) from all telecommunications service providers for all locations. [...***...].

                  [...***...]. The plan shall establish relationships and monitor service level agreements (SLAs) with current solutIon administration service providers.

                  Supplier shall cooperate with existing vendors to optimize the voice infrastructure at PacifiCare Service Locations.

                  STEADY STATE

                  The established telecommunications services baseline shall be managed by Supplier at a central PacifiCare Service Location. All telecommunications services shall be reviewed against the telecommunications baseline, approved by the Supplier billing specialist, and presented to PacifiCare Accounts Payable for payment to the telecommunications service providers. Supplier shall implement a centralized Change Management Procedure, and be responsible for ordering and terminating all telecommunications services. The centralized Change Management Procedure shall enable Supplier to maintain the telecommunications baseline on an ongoing basis. The telecommunications baseline shall allow Supplier to create trend reports for monitoring the misuse of long distance services.

                  Supplier shall research new offerings to identify the quality of proposed products and services from existing vendors.

                  In addition, Supplier shall project manage each system change out and shall monitor the testing and early working state of new systems.

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  Supplier shall be responsible for all network Equipment. Supplier shall interface with other PacifiCare suppliers to insure the compatibility and reliability of connectivity products. The Supplier shall be responsible for preventive maintenance and shall supply a test plan and conform



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         to all existing change management policies and procedures before implementation including a complete fallback scenario. Other specific Supplier responsibilities include:

                Plan installation of network and environmental Equipment.

                Support and train account staff on New Equipment and scheduling installation.

                Resolve Equipment-related problems.

                Interface with Equipment Suppliers for planning and problem resolution.

                Monitor Equipment leases.

                Perform regular maintenance on network Equipment.

         20.      ELECTRONIC DATA INTERCHANGE (EDI):

                SUPPLIER'S SOLUTION DESCRIPTION:

                  Supplier shall manage PacifiCare's existing network connectivity for EDI services, [...***...].

                  Electronic EDI transmissions, both to and from external Trading Partners, shall be [...***...] scripting shall be developed and maintained by the EDI application team. Where appropriate, magnetic media and diskettes shall be received at a centralized location. Supplier understands that currently most tapes and diskettes are received by the IDC. Supplier shall review this process and suggest changes to enhance data security and integrity. [...***...]. Some diskettes may be handled by PacifiCare's Regional EDI teams.

                  [...***...]. Data translation shall be done by a standard translation Software package. This function, as well as all Trading Partner Communications, shall be the responsibility of the Regional EDI departments. [...***...]. Maintenance Of the scripts that move this data to and from the transaction applications is the responsibility of the application support teams.

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  The Supplier shall process all Electronic Data Interchange
         (EDI) tapes and communications. This includes sending/receiving data to/from Value Added Networks (VANs), direct connects and other regional PacifiCare EDI processing centers, [...***...]. Other Supplier responsibilities include:

                Process EDI tapes.



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                Manage bandwidth and line speeds for effective EDI transfers.

         21.      CIRCUIT AND TRANSPORT COSTS:

                PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  The Supplier shall act as PacifiCare's agent to obtain long-distance in-bound/out-bound telephone service, credit card services, 800 services, and cellular phones. As such, Supplier shall monitor Supplier staff to preclude toll charges unrelated to provision of Services and also obtain:

                Long-distance in-bound and out-bound telephone service.

                Credit card services.

                800 services.

                Cellular phone services.

                Pager services.

         22.      HOURS OF OPERATION:

         ALL SYSTEMS OPERATION FUNCTIONS OF THE SERVICES DESCRIBED IN THIS SECTION SHALL BE PROVIDED 24 HOURS PER DAY, 7 DAYS PER WEEK AS APPROPRIATE (EXCEPT FOR SCHEDULED MAINTENANCE WINDOWS AND NON-SCHEDULED MAINTENANCE WINDOWS AGREED TO IN ADVANCE BY PACIFICARE).

D.       DISTRIBUTED COMPUTING:

         1.       GENERAL:

                  As of the Cutover Date, Supplier shall assume responsibility for the operation, management and support of PacifiCare's Distributed Computing and LAN environments, including [...***...]. Supplier shall participate in and support PacifiCare's project management and technology planning and management operations.

         2.       END-USER SUPPORT:

                  SUPPLIER'S SOLUTION DESCRIPTION:

                  The Help Desk shall be Supplier's single-point-of- contact
         (SPOC). This Help Desk shall be the primary focal point for PacifiCare's End-Users to access all services provided by Supplier,



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


         whether from Campus, Remote, or home office locations. These calls include proprietary applications, voice, data, problems, and requests, as required.

                PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  The Supplier shall utilize a [...***...]. Supplier's responsibilities to provide End-User support Services shall include the following:

                Monitor system operations (24x7) and provide appropriate response to problems and continue support through resolution as required to meet scheduled availability.

                Provide problem management, including second-level support through the Help Desk and dispatch of support specialists to the End-User location as necessary to identify and resolve problems.

                Perform maintenance on Equipment and Software as necessary for the Equipment and Software to operate in accordance with its specifications

                Supplier shall perform trouble shooting in the appropriate manner to effectively identify the problem and its scope.

                [...***...].

                Manage Supplier subcontractors responsible for problem resolution.

                Provide support for End-Users (including End-Users who are traveling or remotely accessing LAN-based services or a non-connected site), including access to the Help Desk second level technical support.

                Provide End-User support and problem resolution for standard (approved list) and non-standard Software as defined in Schedule 14.2(a) and 14.2(b).

                Coordinate with Managed Agreements suppliers to resolve Equipment and Software problems.

                [...***...]

         3.       INSTALLATION AND REMOVAL:

                  SUPPLIER'S SOLUTION DESCRIPTION:

                  Supplier shall provide the requested Services as defined via the Supplier IMAC processes/services detailed in Schedule 17 of the Agreement. Supplier shall coordinate LAN cabling and wiring projects.


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

            PACIFICARE'S FUNCTIONAL REQUIREMENT:

            Supplier shall deploy new file servers, print servers, infrastructure Equipment and related Software as required under the Agreement. [...***...]. Supplier shall configure the Equipment within tHe pre-defined technology standards for the business, transport the Equipment to the location where it shall be installed, coordinate with the appropriate departments (internal. and/or external to PacifiCare) to validate that proper network connectivity is obtained, install the necessary Software and Data, test the Equipment after implementation to include file open and print routing capabilities, install/connect associated Peripherals, implement an appropriate backup mechanism and coordinate the installation with the designated PacifiCare personnel. Supplier shall affix an asset identifier tag to the asset and enter the asset management information as described in Section H.27, Asset Inventory Management and Maintenance, of this Statement of Work. Supplier's responsibilities for installation and removal shall include the following:

            [...***...].

            [...***...].

            [...***...].

      4.    INFRASTRUCTURE MAINTENANCE:

            SUPPLIER'S SOLUTION DESCRIPTION:

            As of Cutover Date, the Supplier shall be responsible for the performance of the following activities:

            - Supplier shall keep the Software current [...***...] based on PacifiCare standards.

            - As part of the problem management process, if a Software problem is detected in one area of the Enterprise that may be applicable to others, Supplier shall work with PacifiCare to schedule Software fixes to all appropriate copies of that Software in an effort to avoid future issues. [...***...]

            - Supplier shall monitor the distributed computing infrastructure to keep track of problems within it. Through monitoring, [...***...]


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                                       69.

            [...***...]. The physical cable plant can be monitored BY analyzing LAN capacity and performance. Non-intelligent hubs can be monitored by checking for devices on either side of the Hub.

            - Supplier shall use [...***...] for the LAN/Desktop distributed computiNg environment that shall aid in problem identification and resolution activities.

            - Supplier shall provide PacifiCare with Equipment maintenance services. Equipment/Break/Fix problems shall be logged by the Help Desk and an Supplier dispatch/coordinator shall schedule with PacifiCare user.

            - During the Transition Period, Supplier shall work with PacifiCare to identify and document the mix of Software products and versions currently running within the organization. Following this data collection process, Supplier shall work with PacifiCare to define a subset of those products that shall form the approved list of Software products and shall be documented in Schedules 14.2(a) and 14.2(b).



            PACIFICARE'S FUNCTIONAL REQUIREMENT:

            Supplier shall recommend solutions and implement mutually agreed upon processes and procedures to improve the efficiency and reliability of the Distributed Computing and to optimize the overall infrastructure and to monitor network/server/workstation parameters. Supplier shall be responsible for correction of Distributed Computing problems resulting from malfunctions in system Software and/or Equipment. [...***...]. Supplier's responsibilities for installation and removal shall include the following:

            Coordinate maintenance services for network LAN server wiring with Managed Agreement.

            Providing maintenance services for user Equipment wiring.

                  Analyze expected life of the Equipment versus technology
            refresh.

      5.    EQUIPMENT MAINTENANCE AND SUPPORT:

            SUPPLIER'S SOLUTION DESCRIPTION:

            Through the problem determination process, the Help Desk agent shall determine support required for the Equipment. A ticket shall be opened by Supplier and a Supplier technician dispatched to the End-User's location. The technician shall contact the End-User and verify the


                                            * CONFIDENTIAL TREATMENT REQUESTED


                                       70.

      problem through documented processes and available tools. When necessary, the technician shall coordinate a visit to the End-User's workstation to resolve the problem. After problem resolution, the technician shall complete the problem ticket and update its status.

           PACIFICARE'S FUNCTIONAL REQUIREMENT:

            Supplier shall provide maintenance for Equipment for which Supplier is otherwise responsible hereunder as necessary to keep such Equipment in good operating condition and in accordance with manufacturer's specifications or other agreements as applicable, so that such Equipment shall qualify for the manufacturer's standard maintenance plan upon sale or return to a lessor. [...***...]. Such maintenance shall be performed in accordance with the Change Management Procedures, so as to minimize the disruption to PacifiCare's normal business processes. Supplier's responsibility for such functions shall also include the following:

            Supplier shall manage the third party service providers that provide support.

            With respect to distributed Equipment for which Supplier is otherwise responsible hereunder, Supplier shall provide break/fix, support, advice and assistance to End-Users. Supplier shall correct all problems associated with failure or maintenance of such Equipment. Supplier shall install PacifiCare-supplied upgrades for such distributed computing-related Equipment at the Service Locations. Supplier shall maintain a level of documentation that reflects the complexity and diversity of the environment and facilitates the Equipment support process.

            Supplier shall be responsible for coordinating rollouts and upgrades of Equipment. Supplier shall be responsible for coordinating any testing, scheduling, and installation integration of these products. Supplier shall also perform full testing after installation and provide proper back-out procedures. If installation occurs after hours, Supplier shall also make available on-site support the next working business day in order to provide the necessary support.

            Supplier shall procure in accordance to the Change Control Procedures or Change Management Procedures as appropriate (if requested by PacifiCare), install and maintain Equipment, Peripherals, file servers, gateways, and network / communications Equipment. With respect to Equipment connected to the network, Supplier shall maintain Equipment, Peripherals, file servers, and gateways.

            [...***...].

            Supplier shall maintain an effective inventory of all spare parts and Equipment used to support the Equipment for which Supplier has maintenance responsibility, and track such inventory in an inventory management database system. This inventory shall be adequate to allow Supplier to meet or exceed the Service Levels.

            Supplier shall perform in scope operations required to support the cascading of Equipment associated with providing the Services throughout PacifiCare's operations in accordance with the Refresh Schedule. [...***...].


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                                       71.

            [...***...]
            Supplier shall monitor and report on Equipment leases to the extent the current lease information is supplied by PacifiCare.

      6.    SOFTWARE SUPPORT:

            SUPPLIER'S SOLUTION DESCRIPTION:

            The Supplier team's Software support is initiated through the single-point-of-contact (SPOC) Help Desk.

            As necessary, the Supplier's or PacifiCare's level 2 Software support technicians shall be engaged if more in-depth support is required. [...***...] for support of in-scope PacifiCare developed applications. If there are [...***...] from PacifiCare, as these shall be borne by PacifiCare.

            PACIFICARE'S FUNCTIONAL REQUIREMENT:

            The Supplier shall provide infrastructure support including level 1 Help Desk for PacifiCare Software, distributed computing productivity tool development, NOS support for all environments, server-based application support, and computing Software infrastructure support (e.g., shared resources, menu systems, etc.). Supplier's responsibilities for Software support include the following :

            Provide Software support and install third-party supplied corrections for third party Software problems, install third party provided Software patches as required. Provide support for PacifiCare Software, distributed computing productivity tools, NOS (Network Operating System) support and firmware for all Services, server-based application support, and computing Software infrastructure support (e.g., shared resources, menu systems, etc.).

            With respect to PacifiCare-developed applications, this shall include installing upgrades, distributing Software and providing first level support from the Help Desk.

            Install Software for which Supplier is responsible according to the applicable specifications as well as PacifiCare Standards.

            To the extent enabled by the PacifiCare-approved enterprise management system provided by Supplier, define and check for particular Software signatures, to monitor the use of Software developed by the applications development and maintenance group, and to check the presence and version of Software present on a particular device.

            [...***...].


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                                       72.

            Coordinate any testing, scheduling, or systems integration on the Supplier-controlled systems of PacifiCare Software, which have been unit tested but not integration tested. Supplier shall coordinate rollouts and upgrades and provide proper back-out procedures of all Supplier- introduced third party Software as well as for all upgrades and new releases of any internally developed applications. Supplier, with PacifiCare's cooperation, shall fully test the applications before rollout.

            Recommend appropriate methods and tools to improve and increase automation in PacifiCare's distributed computing environments, and work with PacifiCare to research, evaluate and implement such tools and methods. Supplier shall utilize productivity tools, utilities, and create batch file.

            Maintain master copies of the PacifiCare Standard Software suite in a secure, central location.

            Support PacifiCare Software.

            Support the network operating system and server-based applications.

            Develop productivity tools and utilities.

            Test for compatibility between third party products and LAN NOS.

            Coordinate and implement application rollouts and /or upgrades of PacifiCare Software. This includes: documentation of application roll-out in change control system, coordination of proper testing for given environment, scheduling implementation times and on-site support after the release has been accomplished.

      7.    SOFTWARE CURRENCY, REFRESH, AND RELEASE CONTROL:

            PACIFICARE'S FUNCTIONAL REQUIREMENT:

            Supplier's responsibilities shall include installing, maintaining, upgrading and supporting all distributed systems Software including firmware. Supplier shall interface with third party suppliers to promote compatibility of such distributed systems products. Supplier's responsibilities to provide Software currency Services shall include the following:

            Unless otherwise directed by PacifiCare, Supplier shall install, maintain and upgrade Software for which Supplier is otherwise responsible hereunder so that such Software remains within one generation of the current release and remains on a supported release. Prior to the start of each calendar quarter, Supplier shall give notice to PacifiCare of all upgrades of Software that are planned to occur in the quarter for which notice is being given. The Parties shall mutually agree on the timing for implementation of upgrades.

            Coordinate, test, install and support Systems and systems program products.

            Test operating Systems Software, coordinating with Application Supplier and End-Users.

            In implementing changes, upgrades, or enhancements to the PacifiCare Software environment, Supplier shall observe the Change Management Procedures and shall perform installation planning, product installation, testing and verification. In addition,



                                       73.

            Supplier shall, for any Software changes, upgrades, or enhancements proposed to PacifiCare advise PacifiCare of any additional Equipment, LAN, environmental, etc. requirements observed during integration testing and/or otherwise known to be necessary for implementation of the changes, upgrades or enhancement. Supplier shall also:

            Adhere to PacifiCare Corporate Information Technology Architecture and Technical Standards, if applicable.

            Adhere to data security policies and standards as required hereunder.

            In the telecommunications environment for which Supplier is responsible, Supplier shall be responsible for network Software, including those Software products required for connectivity. Supplier shall interface with other PacifiCare suppliers to promote compatibility of connectivity products, and shall manage the subcontractors that provide Software support to network products for which Supplier is otherwise responsible hereunder. Unless otherwise directed by PacifiCare, Supplier shall manage its upgrades to be at the current level or one generation below the current level for each Software component for which Supplier is responsible, provided that such components that are at such level as of the Effective Date shall, at PacifiCare's option, be upgraded to that level of currency.

            Provide installation of department or End-User-specific Software as requested by PacifiCare. [...***...].

            Supplier shall provide support, advice and assistance to End-Users for Software for which Supplier is responsible hereunder.

            [...***...].

            To the extent enabled in the PacifiCare approved enterprise management system provided by Supplier, Supplier shall monitor use of licensed Software, including license metering and tracking.

      8.    OPERATIONS SUPPORT FOR NEW SERVICES:

            PACIFICARE'S FUNCTIONAL REQUIREMENT:

            The Supplier shall interface between the groups implementing changes and the production support function in accordance with the Change Management Procedures, assuring compliance with standard documentation, necessary scheduling, and orderly turnover. Supplier's responsibilities for operations support for New Services shall include:

            Obtaining approvals of production testing and installation timetables from designated PacifiCare representatives.

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                                       74.

            Develop comprehensive operational documentation.

            Facilitate orderly turnover for Distributed Systems and applications to include developing fallback procedures.

            Support for the introduction of new Platforms and applications in accordance with the Change Management Procedures: [...***...].

            Interface between the groups implementing changes and the production support function and designated PacifiCare support groups.

            Facilitate orderly turnover for servers and applications to designated PacifiCare representatives.

            Maintain documentation standards, task lists and run sheet updates.

            Inform all affected operations staff and designated PacifiCare representatives of changes to the environment.

            Provide project management and technical expertise to optimize available resources.

            Provide coordination and integration of New Services.

      9.    SERVER OPERATIONS:

            SUPPLIER'S SOLUTION DESCRIPTION:

            Supplier shall implement a standard set of tools across the LAN server environment that shall allow for server up/down monitoring (24x7), performance and capacity management, and remote control. This standard toolset shall be based on the [...***...], which ties into the Help Desk process for sending system status and error alerts.

            PACIFICARE'S FUNCTIONAL REQUIREMENT:

            Supplier shall be responsible for server operations Services. The Supplier shall assume all LAN server operations responsibilities. This includes monitoring all LAN processes, alarms, environmental controls, and transmissions/reception of polling information to and from outside organizations. [...***...]. Supplier's responsibility for server Services shall include the following:

            Maintain PacifiCare-supplied spare servers to be properly configured, fully functional and operationally ready for use when needed.


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                                       75.

            Install new LAN Equipment (including the LAN and file servers) based on a PacifiCare-specified refresh cycle and Software, as requested or approved by PacifiCare. [...***...].

            Maintain, install upgrades, configure and fine-tune LAN network operating system Software.

            Repair problems in a manner consistent with the problem management process and provide repair and performance reports.

            Install PacifiCare-provided backup server, gateway, tape, disk and other Equipment required to maintain a LAN support level as necessary to meet PacifiCare's business requirements and in accordance with applicable Service Levels.

            Update and maintain shared-use file server libraries of PacifiCare's DOS, Windows, and NT Software.

            Install and provide operational support for PacifiCare's standard office applications Software as [...***...].

            Install and support sufficient data storage and processing capacity provided by PacifiCare to facilitate the use of such applications Software.

            To the extent enabled by the PacifiCare-approved enterprise management system provided by Supplier, monitor use of licensed Software, including metering and license tracking.

            [...***...].

            Provide routine administrative services, such as End-User and print queue setup, print table setup, rights, administration and password administration, to enable shared use of departmental data and applications.

            Audit LAN file server rights and privileges on at least a quarterly basis, and report the results to PacifiCare. Supplier shall facilitate audits by PacifiCare's internal and/or external auditors.

            Assist individual departments and End-Users in lost or damaged file recovery from the file server backups, if the End-User's backup is corrupted or unavailable. Reset, or, with respect to Service Locations where Supplier is not obligated to provide on-site personnel, assist PacifiCare's on-site staff to reset, security passwords for End-Users according to security procedures approved by PacifiCare.


            [...***...]


                                            * CONFIDENTIAL TREATMENT REQUESTED

                                       76.

            Deploy new distributed computing and LAN services, on a project basis, including providing Services to support distributed computing environment initiatives, remote computing, and Internet / Intranet usage.

            Continue automating the operational environment in an effort to reduce errors and increase efficiency. Supplier shall cooperate with PacifiCare to research and implement automated tools to improve Service Levels and/or performance of the distributed computing environment. Tool selection shall be influenced by PacifiCare standards and technical direction. [...***...].

            Maintain and update the operational documentation for in scope operations procedures and services.

            Proactively prepare for user deadlines per customized user requirements.

            Operate contingency servers at contingency sites and support contingency tests.

            Provide node/host information to Suppliers, check and reset ports.

            Reset modems.

            Perform LAN traffic measurements.

            Interface with other networks and Suppliers to provide problem resolution.

            Analyze and correct in scope distributed computing and/or LAN problems.

            Develop tools and processes to provide automated systems management.

            Provide remote control Software distribution.

            SYSTEMS MANAGEMENT:PACIFICARE'S FUNCTIONAL REQUIREMENT:

            The Supplier shall develop tools and processes to allow automated and remote systems management of the distributed computing environment. Processes shall include Software distribution, backups, performance measurement, tuning, license and asset management, etc. The Supplier may adopt/adapt any of PacifiCare's existing management tools. The Supplier shall maintain servers, as well as monitor for and control Viruses. Supplier's responsibility for systems management Services shall include the following:

            Consistent with the Transition Plan and during the Term and during the Termination Assistance Period, evaluate (when requested) implement and maintain tools and processes for automated and remote systems management and restoration of LAN servers and client distributed computing machines. [...***...]


                                            * CONFIDENTIAL TREATMENT REQUESTED


                                       77.

            [...***...].

            Measure LAN traffic and make load-balancing recommendations.

                  Install, update, operate and maintain Virus protection Software as described in the Section H.19, Virus Protection of this SOW.

                  Provide level two and three network management support.

            Provide technical assistance on communication protocols and systems.

            Monitor in scope network devices, including file servers, bridges, and communications servers.

            Provide tuning to improve performance and utilization.


      10.   ADMINISTRATION AND DOCUMENTATION:

      SUPPLIER'S SOLUTION DESCRIPTION:

            Supplier shall establish and then maintain documentation, with PacifiCare's concurrence.

            During the Transition Period, transfer of knowledge relating to procedures that are specific to PacifiCare shall be merged with current Supplier procedures and then documented for use in support of PacifiCare. [...***...]. During this time Supplier shall also produce documentation that shall detail the processes for [...***...].

            PACIFICARE'S FUNCTIONAL REQUIREMENT:

            The Supplier is responsible for supporting in scope aspects of administration and documentation for the distributed computing environment. This includes ID and password administration for the LAN, electronic mail and applications environment, setting up new user accounts and groups with appropriate security access, synchronizing electronic mail accounts, assigning/resetting passwords, modifying accounts, deleting accounts, and assigning and maintaining network addresses. Supplier's responsibilities for administration and documentation shall include the following:

            Perform LAN administration functions, including: development, establishment, installation, and maintenance of directories, directory structures and naming conventions; purging records, file and old user accounts, as appropriate, and restoration of deleted files upon PacifiCare's request.

            Perform user-ID administration for the LAN, electronic mail, and the database applications and applications environment for which Supplier is otherwise responsible hereunder, setting up of new user accounts with appropriate security access, synchronization of


                                            * CONFIDENTIAL TREATMENT REQUESTED


                                       78.

            electronic mail accounts, assigning/resetting of passwords, modification of accounts, deletion of accounts, the dial-up access to the LAN, and assignment of IP addresses.

            As soon as practicable, create and maintain reasonable documentation for in scope applications and End-User procedures that affect operations.

            Support in-scope network operations functions, [...***...].

            Perform in-scope network administration and documentation functions, [...***...].

            Interface between the groups implementing changes and the production support function, to support compliance with standard documentation processes and orderly turnover.

            Maintain and update on an on-going basis, and deliver to PacifiCare, in-scope network Equipment inventories, logical topology diagrams, and other network documentation and information.

            Maintain a comprehensive network management cross-reference database.

            Manage, prioritize and coordinate improvement initiatives throughout the technology organization so that they are consistent, achievable and are not competing for scarce resources.

      11.   DISASTER RECOVERY SERVICES:

            PACIFICARE'S FUNCTIONAL REQUIREMENT:

            Refer to same named section in the Cross Functional Services portion of this SOW.

      12.   MEDIA OPERATIONS AND ADMINISTRATION:

            SUPPLIER'S SOLUTION DESCRIPTION:

            Supplier shall leverage as much of the current PacifiCare investment as possible regarding the processes, tools, and procedures PacifiCare uses to perform off-site removable data storage media responsibilities. In addition, Supplier shall [...***...].

            The media library processes and procedures at PacifiCare or Supplier locations shall be conducted in accordance with required security and audit controls and shall comply with the specific regulations for media management.

                                            * CONFIDENTIAL TREATMENT REQUESTED


                                       79.

            Reports of off-site removable data storage media shall be produced [...***...], as mutually agreed to by PacifiCare and Supplier. [...***...] informing PacifiCare of its off-site removable data storage media, Supplier shall use the respective tools of the vendor tape storage products to produce reports.

            PACIFICARE'S FUNCTIONAL REQUIREMENT:

            The Supplier shall assume in scope media management system, and media library operations responsibility. The Supplier shall be responsible for operating and supporting a media management system, media library operations, shipping and receiving media to and from off-site facilities. The Supplier shall assume operational and financial responsibility for off-site media storage, [...***...]. Other specific Supplier responsibilities include:

            Respond to media mount requests.

            Maintain integrity of media library system.

            Monitor media Equipment for malfunction.

            Monitor media usage.

            Perform daily media Equipment maintenance.

            Prepare and mail media.

            Initialize new media.

            Perform backups and restores.

            Execute off-site storage procedures.

            Define off-site storage requirements.

            Coordinate off-site storage functions.

            Comply with physical specifications, retention periods, and security.

            Review compliance with physical specifications, retention periods and security.

            Assure compliance with PacifiCare or government requirements.

      13.   ORDER FULFILLMENT:

            Refer to same named section in the Cross Functional Services portion of this SOW.

      14.   TECHNOLOGY (EQUIPMENT) REFRESH:

            PACIFICARE'S FUNCTIONAL REQUIREMENT:


                                            * CONFIDENTIAL TREATMENT REQUESTED


                                       80.

            The Supplier shall refresh the distributed computing environment according to the Refresh Schedule.

            The Supplier shall deploy new distributed computing technology and services to meet PacifiCare's business requirements as required, requested and approved by PacifiCare on a project basis. Supplier shall perform such technology refresh functions in accordance with the Refresh Schedule and in general accordance with the following:

            Upgrade, maintain, and support Supplier's distributed computing Equipment.

            Coordinate comprehensive technology refresh.

            Deploy new distributed computing Equipment and LAN services to meet business requirements.

            Analyze emerging distributed computing and LAN Equipment.

      15.   STANDARD EQUIPMENT AND SOFTWARE:

            SUPPLIER'S SOLUTION DESCRIPTION:

            As a transition activity, Supplier shall work with PacifiCare to define and deploy PacifiCare standard images. Images shall be maintained by Supplier using a pool of dedicated resources to verify both their currency and validity. Changes to the defined images shall be addressed through the Change Management Procedures.

            Supplier staff shall distribute image changes according to a mutually agreed to Software distribution process.

            PACIFICARE'S FUNCTIONAL REQUIREMENT:

            Supplier shall work with PacifiCare to design standard Equipment and Software configurations for the Distributed Computing environment, and assume responsibility for collecting necessary input from PacifiCare personnel. The PacifiCare Standard in effect as of the Effective Date and may be modified and amended as approved or requested by PacifiCare and there may be more than one standard in effect at the same time. Once approved by PacifiCare, Supplier shall document, implement and communicate the standard throughout the supported environment. The implementation plan shall include the necessary Supplier and PacifiCare testing and systems integration with in-scope applications in the current environment. Supplier shall perform such standard Equipment and Software functions in accordance with the following:

            Identify areas of non-compliance.

            Evaluate new and emerging standards and business requirements.

      16.   LAB TESTING:

            PACIFICARE'S FUNCTIONAL REQUIREMENT:




                                       81.

            The Supplier shall be responsible for thorough testing of new versions of Equipment and Software prior to recommending the implementation of these products. This includes the construction and maintenance of laboratory systems that simulate PacifiCare's production environment. Supplier shall provide results of testing upon request. Supplier shall perform such laboratory testing functions in accordance with the following:

            Provide laboratory environments that simulate PacifiCare's production environment.

            Provide unit testing, systems integration testing, LAN/WAN connectivity testing, load testing and application interconnectivity testing on new versions of Equipment and Software.

            Provide a test plan for New Equipment.

      17.   SPARES INVENTORY:

            SUPPLIER'S SOLUTION DESCRIPTION:

            Supplier shall populate its inventory database with PacifiCare's current Equipment and Software inventory. Supplier shall update and verify this inventory through calls to the Help Desk (information about the end user's workstation shall be verified), auto discovery, and the IMAC process.

            [...***...], Supplier shall use existing spare inventory, if available.

            PACIFICARE'S FUNCTIONAL REQUIREMENT:

            Supplier's responsibilities include maintaining an inventory of spare parts for in scope Equipment (which includes printers, desktops, laptops and servers) for which Supplier is otherwise responsible to maintain hereunder in a quantity that is sufficient to provide replacement Equipment and associated Peripherals as required and provide periodic reports on same.

E.    DESKTOP

      1.    GENERAL:

            [...***...], Supplier shall assume responsibility for the operation, management and support of PacifiCare's Desktop environment, including PacifiCare's Desktop / Laptop PC Equipment and Software. [...***...], Supplier shall be responsible for Services relating to Desktop environment.

      2.    END-USER SUPPORT:

            PACIFICARE'S FUNCTIONAL REQUIREMENT:


                                            * CONFIDENTIAL TREATMENT REQUESTED


                                       82.

            The Supplier shall provide services that are tailored to the individual needs of internal clients in a Campus, Remote and home office environment. [...***...]. Supplier's responsibilities to provIDe End-User support Services shall include the following:

            Monitor system operations and provide appropriate response to problems and continue support through resolution as required to meet scheduled availability.

            Provide problem management, including second-level support through the Help Desk and dispatch of support specialists to the End-User location as necessary to identify and resolve problems.

            Supplier shall provide quotes for desktop Equipment to PacifiCare customers, as requested per specified Service Levels. Manage the fulfillment process, including order receipt, order entry, order procurement, order status, and reporting. Oversee the services of the value added reseller, who, under a separate agreement, fills the order, images the system, installs any additional Equipment or Software and delivers the system to the customer. Supplier will utilize current Standard technology and desktops to be replaced according to the Refresh Schedule.

            Perform maintenance on Equipment and Software as necessary for the Equipment and Software to operate in accordance with its specifications.

            Supplier shall perform trouble shooting in the appropriate manner to effectively identify the problem and its scope. In the event Supplier must replace a PC in order to conduct a repair, the Supplier shall be responsible for copying data from the hard drive of the malfunctioning PC and updating the asset management system accordingly.

            Provide break-fix field service at the PacifiCare Service Locations and home office environments. [...***...].

            Supplier shall be responsible for problem resolution.

            Provide support for End-Users (including End-Users who are traveling or remotely accessing LAN-based services or a non-connected site), including access to the Help Desk second level technical support.

            Supplier shall provide that, at a minimum, LAN-connected PCs, [...***...].

            Provide End-User support and problem resolution for standard and non-standard Software, listed in Schedules 14.2(a) and 14.2(b).

            Coordinate with third party suppliers to resolve Equipment and Software problems.


                                            * CONFIDENTIAL TREATMENT REQUESTED


                                       83.

            Perform End-User reporting - including feedback on problem tracking, request tracking, project updates and chargeback information and technology budget planning (provide capital expense plans in anticipation of upgrades)

      3.    INSTALLATION AND REMOVAL:

            SUPPLIER'S SOLUTION DESCRIPTION:

            Supplier shall provide the requested services as described in the IMAC process, Schedule 17 of the Agreement.

            PACIFICARE'S FUNCTIONAL REQUIREMENT:

            Supplier shall deploy new PCs, related Software, file servers, print servers and infrastructure Equipment, per the Agreement, to meet PacifiCare's business and Application requirements and otherwise in accordance with the Service Levels, requested and approved by PacifiCare.

            These activities shall include the design (where appropriate) and installation of Supplier-owned new desktop, laptop and printer environments.

            These activities also shall include the implementation of a single workstation for a new End-User, installation of PacifiCare-supplied replacements for workstations for an entire department, implementation of a single network (segment, ring) for a new Application or user community, installation of PacifiCare-supplied upgrades, upgrades to a new networking environment, or installations/upgrades (as provided by PacifiCare) to other synchronous and asynchronous network services. Installation of the upgrades that are outside the scope of the Services as described in the Agreement, Section 3.1. shall be considered a new project.

            For each PC that replaces an existing PC, Supplier shall copy applications and data from the existing PC's internal hard drive onto the internal hard drive of the replacement PC. Supplier shall configure the Equipment within the pre-defined technology standards for the business, transport the Equipment to the location where it shall be installed, coordinate with the appropriate departments (internal. and/or external to PacifiCare) to validate that proper network connectivity is obtained, install the necessary Software and Data, test the Equipment after implementation to include file open and print routing capabilities, install/connect associated Peripherals, implement an appropriate backup mechanism and coordinate the installation with the designated PacifiCare personnel.

            Supplier shall affix an asset identifier tag to the asset and enter the asset management information as described in Section H.27 of this Statement of Work.

            [...***...]. Supplier's responsibilities for installation and removal shall include the following

            Arrange for non-network Remote site installation and install non-network Software for the users in Remote sites.


                                            * CONFIDENTIAL TREATMENT REQUESTED


                                       84.

            Coordinate the installation of personal computers, Peripherals, and LAN-based Equipment.

            Provide a channel to dispose or cascade Supplier Equipment and Software no longer required.

      4.    EQUIPMENT MAINTENANCE AND SUPPORT:

            SUPPLIER'S SOLUTION DESCRIPTION:

            To obtain desktop support, End-Users shall place calls to the Supplier Help Desk for problems or service requests.

            PACIFICARE'S FUNCTIONAL REQUIREMENT:

            Supplier shall provide, or arrange for qualified third parties to provide maintenance for Equipment for which Supplier is otherwise responsible hereunder as necessary to keep such Equipment in good operating condition and in accordance with manufacturer's specifications or other agreements as applicable, so that such Equipment shall qualify for the manufacturer's standard maintenance plan upon sale or return to a lessor. PacifiCare shall be responsible for additional costs and expenses, if any, to bring PacifiCare-supplied Equipment up to such standards if such Equipment doesn't meet such standards on the Effective Date. Such maintenance shall be performed in accordance with the Change Management Procedures, so as to minimize the disruption to PacifiCare's normal business processes. Supplier's responsibility for such functions shall also include the following:

            Supplier shall manage the third party service providers that provide support until termination of Managed Agreement.

            With respect to distributed Equipment for which Supplier is otherwise responsible hereunder, Supplier shall provide break/fix, support, advice and assistance to End-Users. Supplier shall correct problems associated with failure or maintenance of such Equipment. Supplier shall install PacifiCare-supplied upgrades for such distributed computing-related Equipment at the Service Locations. Supplier shall maintain a level of documentation that reflects the complexity and diversity of the environment and facilitates the Equipment support process.

            Supplier shall be responsible for coordinating rollouts and upgrades of Equipment. Supplier shall be responsible for coordinating any testing, scheduling, and installation integration of these products. Supplier shall also perform testing after installation and provide proper back-out procedures. If installation occurs after hours, Supplier shall also make available on-site support the next working business day in order to provide the necessary support.

            Supplier shall procure in accordance with the Change Control Procedures or Change Management Procedures as appropriate (if requested by PacifiCare), install and maintain Equipment, Peripherals, file servers, gateways, and network / communications Equipment. With respect to Equipment connected to the network, Supplier shall maintain Equipment, Peripherals, file servers, frame relay circuits, gateways, network / communications Equipment.




                                       85.

            [...***...].

            Supplier shall maintain an effective inventory of spare parts and Equipment used to support the Equipment for which Supplier has maintenance responsibility, and track such inventory in an inventory management database system. This inventory shall be adequate to allow Supplier to meet or exceed the Service Levels.

            Supplier shall perform operations required to support the refresh and cascading of Supplier's Equipment associated with providing the Services throughout PacifiCare's operations in accordance with the Refresh Schedule. This shall include: planning, associated change management and problem management, de-installation, reinstallation, configuration, staging, and user orientation as otherwise specified hereunder.

            Supplier shall monitor and report on Equipment leases.

      5.    SOFTWARE SUPPORT:

            SUPPLIER'S SOLUTION DESCRIPTION:

            The Supplier team's Software support is initiated through the single-point-of-contact (SPOC) Help Desk.

            As necessary, the Supplier team [...***...] expertise and support iN order to resolve the Software problem, or the application management team for support of in-scope PacifiCare developed applications. [...***...].

            PACIFICARE'S FUNCTIONAL REQUIREMENT:

            The Supplier shall provide Software support, correct Software problems, provide support for PacifiCare Software, distributed computing productivity tool development, NOS support, and computing Software infrastructure support (e.g., shared resources, menu systems, etc.). Supplier's responsibilities for Software support include the following:

            [...***...]

            [...***...]


                                            * CONFIDENTIAL TREATMENT REQUESTED


                                       86.

            Install Software for which Supplier is responsible according to the applicable specifications as well as PacifiCare standards.

            To the extent enabled by the PacifiCare-approved enterprise management system provided by Supplier, define and check for particular Software signatures, to monitor the use of Software developed by the applications development and maintenance group, and to check the presence and version of Software present on a particular device.

            Install upgrade, provide maintenance and support for in-scope Desktop related Software. Supplier shall also maintain a list of documentation that reflects the complexity and diversity of the environment and enhances the Software support process. Supplier shall maintain a library of Supplier-supplied and Supplier-developed documentation.

            Coordinate any testing, scheduling, or systems integration on the Supplier-controlled systems of PacifiCare Software, which have been unit tested but not integration tested. Supplier shall coordinate rollouts and upgrades and provide proper back-out procedures of Supplier-introduced third party Software as well as for Supplier upgrades and new releases of any internally developed applications. Supplier shall test PacifiCare Software products before implementation. Supplier, shall assist in testing the applications before rollout

            Recommend appropriate methods and tools to improve and increase automation in PacifiCare's distributed computing environments, and work with PacifiCare to research, evaluate and implement such tools and methods. Supplier shall utilize productivity tools, utilities, and create batch files.

            Perform the installation of a Software refresh for the PacifiCare standard Software suite (including operating systems, Virus protection Software and browser) for desktop and laptop systems as required by PacifiCare approved projects. [...***...].

            Maintain master copies of the PacifiCare standard Software suite in a secure, central location with back-up copies stored in a separate location.

            Support PacifiCare Software and provide technical assistance for developed applications.

            Support productivity tools/utilities/batch files in support of providing desktop services.

            Maintain compatibility between third party products and LAN NOS and test them.

            Coordinate and implement application rollouts and /or upgrades of PacifiCare Software. This includes: documentation of application roll-out in Change Management Procedures, coordination of proper testing for given environment, scheduling implementation times and on-site support after the release has been accomplished.

      6.    SOFTWARE CURRENCY, REFRESH, AND RELEASE CONTROL:

            PACIFICARE'S FUNCTIONAL REQUIREMENT:


                                            * CONFIDENTIAL TREATMENT REQUESTED


                                       87.

            Supplier's responsibilities shall include installing, maintaining, upgrading and supporting in-scope distributed systems Software including firmware. Supplier shall interface with third party suppliers to promote compatibility of such distributed systems products. Supplier's responsibilities to provide Software currency Services shall include the following:

            Unless otherwise directed by PacifiCare, Supplier shall install, maintain and upgrade Software for which Supplier is otherwise responsible hereunder [...***...].

            Coordinate, test, install and support Systems and systems program products.

            Test operating Systems Software, coordinating with applications personnel and End-Users.

            In implementing changes, upgrades, or enhancements to the PacifiCare Software environment, Supplier shall observe the Change Control Procedures and shall perform installation planning, product installation, testing and verification. In addition, Supplier shall, for any Software changes, upgrades, or enhancements proposed to PacifiCare advise PacifiCare of any additional Equipment, LAN, environmental, etc. requirements observed during integration testing and/or otherwise known to be necessary for implementation of the changes, upgrades or enhancement. Supplier shall also:

            Demonstrate compliance with PacifiCare Corporate Information Technology Architecture and Technical Standards, if applicable.

            Demonstrate compliance with data security policies and standards as required hereunder.

            In the telecommunications environment for which Supplier is responsible, Supplier shall be responsible for network Software, including those Software products required for connectivity. Supplier shall interface with other PacifiCare suppliers to promote compatibility of connectivity products, and shall manage the subcontractors that provide Software support to network products for which Supplier is otherwise responsible hereunder. Unless otherwise directed by PacifiCare, Supplier shall manage its upgrades to be at the current level or one generation below the current level for each Software component for which Supplier is responsible, provided that such components that are at such level as of the Effective Date shall, at PacifiCare's option, be upgraded to that level of currency.

            Provide installation of department or End-User-specific Software as requested by PacifiCare. Supplier shall periodically (at least monthly) report to PacifiCare the installation of such Software.

            Supplier shall provide support, advice and assistance to End-Users for Software for which Supplier is responsible hereunder.

            [...***...]


                                            * CONFIDENTIAL TREATMENT REQUESTED


                                       88.

            [...***...].

            To the extent enabled in the PacifiCare approved enterprise management system provided by Supplier, Supplier shall monitor use of licensed Software, including license metering and tracking.

      7.    OPERATIONS SUPPORT FOR NEW SERVICES:

            PACIFICARE'S FUNCTIONAL REQUIREMENT:

            The Supplier shall interface between the groups implementing changes and the production support function, assuring compliance with standard documentation, necessary scheduling, and orderly turnover. Supplier's responsibilities for operations support for New Services shall include:

            Obtaining formal approvals of production testing and installation timetables.

            Develop comprehensive operational documentation.

            Facilitate orderly turnover for Desktop Equipment and applications to include developing fallback procedures.

            Support for the introduction of new Platforms and applications in accordance with the Change Control Procedures and in a controlled manner by, among other things: [...***...]

            Interface between the groups implementing changes and the production support function.

            Maintain documentation standards, task lists and run sheet updates.

            Inform affected operations staff of changes to the environment.

            Provide project management and technical expertise to optimize available resources.

            Provide coordination and acceptance of New Services.

      8.    SYSTEMS MANAGEMENT:

            SUPPLIER'S SOLUTION DESCRIPTION:

            [...***...]


                                            * CONFIDENTIAL TREATMENT REQUESTED


                                       89.

      [...***...].

            PACIFICARE'S FUNCTIONAL REQUIREMENT:

            The Supplier shall develop tools and processes to allow automated and remote systems management of the distributed computing environment. Processes shall include Software distribution, backups, performance measurement, tuning, license and asset management, etc. The Supplier may adopt/adapt any of PacifiCare's existing management tools. The Supplier shall install Virus Software on PCs and maintain its currency. Supplier's responsibility for systems management Services shall include the following:

            Consistent with the Transition Plan and during the Term and during the Termination Assistance Period, evaluate (when requested) implement and maintain tools and processes for automated and remote systems management and restoration of client desktop computing machines. Such tools and processes shall include broadcast Software distribution, license management tools, performance measurement, tuning, backup/Business Continuity, and automatic alerting. During the Term and Termination Assistance Period, as applicable, Supplier shall implement tools with the goal of moving PacifiCare's environment from reactive to proactive monitoring and management tools to enhance the stability and function of the environment.

            Install, update, operate and maintain Virus protection Software.

            Provide tuning to improve performance and utilization.

      9.    TECHNOLOGY (EQUIPMENT) REFRESH:

            SUPPLIER'S SOLUTION DESCRIPTION:

            Supplier shall provide technology (Equipment) refresh per the Refresh Schedule.

            PACIFICARE'S FUNCTIONAL REQUIREMENT:

            The Supplier shall refresh the desktop environment according to the Refresh Schedule.

            The Supplier shall cascade new desktop technology and services to meet PacifiCare's business requirements as required, requested and approved by PacifiCare. Supplier shall perform such technology refresh functions in accordance with the following:

            Upgrade, maintain, and support in-scope desktop computers, Peripherals, and LAN based Equipment.

            Coordinate comprehensive technology refresh.

            Deploy new desktop Equipment and services to meet business requirements.

            Analyze emerging desktop Equipment.

      10.   STANDARD EQUIPMENT AND SOFTWARE:


                                            * CONFIDENTIAL TREATMENT REQUESTED


                                       90.

            SUPPLIER'S SOLUTION DESCRIPTION:

            As a transition activity, Supplier shall work with PacifiCare to define and deploy PacifiCare standard images. These images shall be maintained by Supplier using a pool of dedicated resources to manage their currency and validity. Changes to the defined images shall be addressed through the Change Management Procedures and shall be processed as follows:

            [...***...].

            [...***...]. Exceptions must be jointly approved.

            PACIFICARE'S FUNCTIONAL REQUIREMENT:

            Supplier shall work with PacifiCare to design standard Equipment and Software configurations for the PCs, and assume responsibility for collecting necessary input from PacifiCare departments. The basis of such standardization shall be the PacifiCare standard office environment. The PacifiCare standard in effect as of the Effective Date and may be modified and amended as approved or requested by PacifiCare and there may be more than one standard in effect at the same time. Once approved by PacifiCare, Supplier shall document, implement and communicate the standard throughout the supported environment. The implementation plan shall include the necessary Supplier and PacifiCare testing and systems integration with applications in the current environment. Supplier shall perform such standard Equipment and Software functions in accordance with the following:

            Identify areas of non-compliance.

            Evaluate new and emerging standards and business requirements.

11.   LAB TESTING:

            PACIFICARE'S FUNCTIONAL REQUIREMENT:

            The Supplier shall be responsible for thorough testing of Supplier-installed new versions of Equipment and Software prior to recommending the implementation of these products. This includes the construction and maintenance of laboratory systems that simulate PacifiCare's production environment. Supplier shall provide results of testing upon request. Supplier shall perform such laboratory testing functions in accordance with the following:


                                            * CONFIDENTIAL TREATMENT REQUESTED


                                       91.

            Provide laboratory environments that simulate PacifiCare's production environment.

            Provide unit testing, systems integration testing, LAN/WAN connectivity testing, load testing and application interconnectivity testing on Supplier-installed new versions of Equipment and Software.

            Provide a test plan for Supplier-installed Equipment.

12.   SPARES INVENTORY:

            SUPPLIER'S SOLUTION DESCRIPTION:

            Supplier shall populate its inventory database with PacifiCare's current Equipment and Software inventory. Supplier shall update and verify this inventory via calls to the Help Desk (information about the end user's workstation shall be verified), auto discovery, and the IMAC process. [...***...].

            PACIFICARE'S FUNCTIONAL REQUIREMENT:

            Supplier's responsibilities include maintaining an inventory of spare parts for in-scope Equipment (including associated Peripherals) for which Supplier is otherwise responsible to maintain hereunder in a quantity that is sufficient to provide replacement Equipment and associated Peripherals as required and provide periodic reports on same. PacifiCare is responsible for providing a sufficient number of Laptop PCs to be used in support of the "mail in" repair of Laptop PCs when the End-User requires an interim Laptop PC while their Laptop PC is being repaired.

F.    CUSTOMER SUPPORT DEPARTMENT (HELP DESK)

1.    Help Desk Support:

            SUPPLIER'S SOLUTION DESCRIPTION:

            As of the Cutover Date and the expiration or early termination of the current Managed Agreement, Supplier shall provide Customer Support Department Services in accordance to Schedule 13.3, Policy and Procedures Manual and as defined below. The Policy and Procedures Manual shall describe level 1, level 2 and level 3 Help desk.

            The Help Desk solution for PacifiCare results in a single-point-of-contact (SPOC) for End-User Service Requests relating to in-scope Services. [...***...]. Supplier shall implement this solution by


                                            * CONFIDENTIAL TREATMENT REQUESTED


                                       92.

      leveraging the experience and proficiency of PacifiCare's current processes and procedures combined with Supplier's experience; and by implementing an integrated Service Request management tool, and introducing greater efficiencies through Web-enablement and automation.

            Furthermore, the Help Desk shall enhance end user satisfaction and realize significant efficiencies [...***...] to receive, close, and update tickets.

            [...***...]. Supplier shall validate use of the system by implementing PacifiCare approved end user authentication procedures.

            HELP DESK ARCHITECTURE

            Supplier shall utilize Supplier's shared network infrastructure
      (SNI) to be used to connect the SPOC and Service Delivery Center infrastructure to PacifiCare's network.

            SHARED NETWORK INFRASTRUCTURE

            In order to provide global capabilities in support of commercial customers, Supplier has designed a network infrastructure that securely links individual customer networks to Supplier's delivery centers.

            PACIFICARE'S FUNCTIONAL REQUIREMENT:

            Supplier shall be responsible for management and resolution of Service Requests to the extent they involve Services.

            Supplier shall be responsible to provide reactive and proactive Help Desk support. The Help Desk shall be located in a Supplier Data Center or other Supplier location. This multi-disciplinary Help Desk function shall, upon completion of the Transition Plan, provide both reactive and proactive Service Request determination, resolution and /or tracking, as applicable, with respect to applications functions or Equipment within Supplier's scope of responsibility.

            The Service Request management process implemented by Supplier shall be flexible and shall facilitate effective coordination/ communication across Service Request management groups, Service Locations, regions and other Suppliers providing service to PacifiCare. Supplier shall be responsible for maintaining Service Request ownership throughout the resolution process with regular and timely progress updates communicated back to the End-User in an effective manner. Ownership of the Service Request should revolve around the client's needs and to minimize handoffs.

            Provide improved control and tracking of IS service requests, including consolidation of IT service requests and streamlined and automated process methodologies to reduce labor and administrative costs. In respect of the Equipment, Software and functions for which


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                                       93.

            Supplier is otherwise responsible hereunder, Supplier's responsibilities shall include the following:

            Establish a virtual single point of contact (SPOC), including one telephone number, email account, and Intranet access for the End-User to report a Service Request or for questions relating to Help Desk Services. The Help Desk shall provide assistance for End-User Service Requests acting as the initial point-of-contact and coordinating Service Request tickets. [...***...]

            As described in detail elsewhere in this Statement of Work, Supplier shall implement acceptable policies and procedures for proactive monitoring, escalation, review and reporting (historical and predictive) of all Service Requests. [...***...] If existing procedures need to be refined, or in the case where none exist, the Supplier shall develop and PacifiCare shall approve the procedures. Until such procedures are established and agreed to (using the format set forth in Policy and Procedures Manual, Schedule 13.3), Supplier shall follow PacifiCare's policies and procedures [...***...] in effect as of the Effective Date.

            Supplier's approach to this responsibility shall reflect a client service focus. [...***...] Supplier shall align resources and skilL sets with business unit requirements by balancing continuity of staffing with assignment rotation.

            The Help Desk Services described in this Agreement shall be provided 24 hours per day, seven days per week through a toll-free Supplier-provided telephone number. [...***...] Provide appropriatE second level Service Request resolution and support to End-User Service Locations.

            Provide on-site field service to Service Locations as required during normal business hours, End User local time, and during other hours through on-call availability of field service personnel. [...***...]. Upon identification of a Service Request requiring on-site field service, Supplier personnel shall follow the notice and verification procedures set forth in Schedule 13.3 Policy and Procedures Manual, Schedule 13.3 and as otherwise required to meet the Service Levels. [...***...]

            [...***...]


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                                       94.

            [...***...]

            As of the Effective Date, Supplier has such a tool installed and in use and provides similar support to its other customers. In an appropriate and timely manner, communicate pertinent information regarding Service Requests and associated progress and communicate such information to affected End Users on a proactive and timely basis. Implement processes to record and track Service Requests reported directly to on-site personnel in high service areas.

            Provide PacifiCare and its designees access to [...***...]

            Provide appropriate Supplier [...***...]training for PacifiCare's Information Services staff, as needed.

            Log reported Service Requests upon receipt from End-User or automated alarm and monitor, control and report on each Service Request until it is resolved and PacifiCare confirms such resolution and completeness. Implement methodologies to prevent recurrence of problems. Perform problem root cause analysis, identify preventive measures, and make recommendations to fix root causes.

            With respect to calls that relate to functions within Supplier's scope of responsibility, [...***...]

            With respect to calls that do not relate to functions within Supplier's scope of responsibility, [...***...]

            In all cases, Supplier shall provide initial Service Request determination and tracking, even with respect to calls that do not relate to functions within Supplier's scope of responsibility. In such instances, Supplier shall cooperate with other internal or external parties to resolve the Service Request.

            Support End-Users by providing a timely and clear indication of the nature of the Service Request, the estimated time to completion, and potential short-term alternatives.


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                                       95.

            Subject to PacifiCare's review and approval, develop and periodically update Service Request escalation procedures and distribute such procedures to End-Users.

            [...***...]

            Develop and maintain common Service Requests and resolutions guide.

                  [...***...]

            Strive toward the automation of processes to facilitate Service Request management with third parties.

            Implement a process for tracking and reporting Help Desk activity, including, at a minimum, [...***...]. In this regard, Supplier shalL perform the following functions:

            [...***...]. Reports shall be calculated in accordance with requireD Service Levels and stated in Schedule 3.8(b).

            [...***...]

            Supplier's Help Desk personnel shall possess appropriate Service Request management capabilities and qualifications to support the Help Desk functions. Supplier shall provide the Help Desk personnel with adequate training on new products and services as may become part of Supplier's responsibilities from time to time.

            For failures reported to the Help Desk or known to Supplier that affect provision of the Services, Supplier shall comply with the notification procedures and contacts set forth in Policy and Procedures Manual, Schedule 13.3.

            Develop and document processes regarding interfaces and interaction between second-level support groups and the Help Desk.

            Proactively identify potential Service Requests and take appropriate action to report occurrence of Service Requests so identified.

            Measure Help Desk performance and report the results to PacifiCare in accordance with Schedule 3.8(b).


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                                       96.

            Conduct random surveys of End-Users immediately after using the Help Desk services and report the results to PacifiCare.

            Provision of Help Desk support in English.

            Coordinate tours of the Help Desk with PacifiCare for PacifiCare's End-Users, provided that such tours shall be (i) reasonable in frequency; and (ii) subject to reasonable prior notice.

            2.    Problem Management:

                  Escalate unresolved Service Requests according to established procedures and automatically prioritize high-impact systems and Equipment such that, when outages occur, they are treated with the highest priority. For all classes of Service Requests that are or become problems, such escalation procedure must reflect (1) the severity of the problem and (2) the complexity of the environment. The escalation procedure shall describe [...***...]. If existing procedures need to be refined, or in the case where none exist, the Supplier shall develop and PacifiCare shall approve the procedures. Until such procedures are established and agreed to (using the format set forth in Policy and Procedures Manual, Schedule 13.3), Supplier shall follow PacifiCare's definition of Severity Levels and Problem Management escalation procedures in effect as of the Effective Date.

            Provide a mechanism for expedited handling and immediate notification to PacifiCare of system outages on critical systems that are of high business priority to PacifiCare, and provide progress updates as set forth in Policy and Procedures Manual,
            Schedule 13.3. Provide appropriately trained systems personnel for outage resolution and provide appropriate personnel back-ups.

            Correct problems within the scope of Supplier's responsibility. Correction may include modification or restoration of a file, procedure, or program. Corrections shall be subject to verification by the PacifiCare affected End-User or control person.

            [...***...]

            Provide troubleshooting and 1st/2nd level Service Request resolution for system and network devices including bridges, file servers, communications servers, mail servers, workstation interface boards, cabling, and telecommunications.

            Provide temporary on-site support to resolve repetitive problems of an extended nature that cannot be resolved remotely.

            Conduct, at PacifiCare's request, meetings to address Supplier's Problem Management and resolution activities in the event that there is a recurrent problem.


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                                       97.

            Provide reports on problems including statistics on total number of problems, outstanding problems and resolution time. Investigate, verify, record and report Equipment and system non-performance or downtime, and Software errors.

            Coordinate reported problems between third party telecommunications providers and internal PacifiCare teams to resolve issues escalated by the Help Desk. This may include coordination of on-site meetings between appropriate third-party Suppliers.

G.    INFORMATION DISTRIBUTION CENTER

            Supplier shall [...***...] in Supplier's operation of the IDC.

      1.    PRINT AND MEDIA OPERATIONS:


            PACIFICARE'S FUNCTIONAL REQUIREMENT:

            Supplier shall assume responsibility for high-speed production print, media (fiche, diskettes, microfilm, CD ROM), and encounter operations services as they exist as of the Cutover Date, during the Term and over the Termination Assistance Period. Supplier's responsibilities shall include:

            Assist PacifiCare in providing secure environment in accordance with
            Schedule 10.2. Provide assistance in the testing of UPS and building generator(s) for power availability during power outages.

            Maintain job procedures for PacifiCare's IDC and Disaster Recovery locations in accordance with Managed Agreements.

            [...***...].

            For print/disk duplicating/CD burning and storage, tape mounting, microfilm indexing, media processing and backup generator Equipment:

            Coordinate with external third party providers.

            Identify and manage third-party supplier relationships to correct problems with Equipment

            Schedule preventive maintenance on Equipment based on reviews, analysis of Equipment performance records, and original equipment manufacturer recommendations .

            For IDC print/disk duplicating/CD burning and storage:


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                                       98.

            Support, maintain, coordinate and deliver output (print/disk duplicating/CD burning) activities. Current environment includes:
            [...***...] check printing.

            Provide 7 x 24 print operation to meet business needs.

            Deliver output per production schedule.

            Operate output devices, including high speed color, black/white, MICR printers with laser cut sheet printed output, impact printers, CD burners and disk duplicating.

            Manage print/disk duplicating/CD burning queues.

            Perform QC of output.

            Maintain audit logs/chain of custody recording.

            Prepare printed output (e.g. checks, reports, ID cards, letters, and other documents: EOBs, EOPs) for distribution and distribute them.

            Prepare diskettes and CDs for distribution and distribute them.

            Perform weekly backups of fileshares to CD-ROM.

            Develop, maintain and store via Change Management Procedures print output forms libraries and required printer fonts.

            Identify and correct problems with forms, fonts, fileshare output.

            Maintain, order and store print, CD, diskette inventories and supplies

            Proactively monitor and maintain appropriate level of production support materials (e.g. paper, forms, toner, etc.) and office supplies needed to accomplish job duties.

            Design and store laser print and standard output forms.

            Provide testing for new or changed applications and stock (e.g. check or ID card stock) t for compatibility with standards and technical environment.

            For Microfilm/Microfiche services:

            Support, maintain, coordinate and deliver microfilm and microfiche activities.

            Coordinate and interface with users and outside providers, as needed, to support the production of microfiche and microfilm.

            [...***...]

            [...***...]


                                            * CONFIDENTIAL TREATMENT REQUESTED


                                       99.

            Receive and send boxes of paper to vendor for filming , and manage document destruction certificates.

            Identify problems with microfilm application to technical support.

            [...***...]

            Receive and log CD, diskettes, tapes and paper.

            Load and validate encounter data media for Data Center processing.

            Return media with reports to source.

            [...***...]

                  Load and/or schedule incoming enrollment data from diskette,
            CD or tape media to production server location for access during nightly batch Data Center processing.

            [...***...]

            Coordinate and interface with the Managed Agreements suppliers to support DR plan and readiness to meet recovery time objectives.

            Prepare for, and participate in [...***...]

            [...***...]

            Participate with DR plan coordinator [...***...] to maintain Print Operations DR Plan.

            Create and maintain Media Operations and encounters processing DR Plan.

            Proactively maintain sufficient capacity to meet business needs and changes in business model per the Change Management Procedures. [...***...]

            Consult on related Equipment and technology investments across PacifiCare.

            [...***...]

            Provide (combined with Finishing and Account Management) functional subject matter expertise on business applications for which output is provided. [...***...]


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                                      100.

            Gather, maintain and report key metrics.

            Manage in-scope projects to support the business output needs or improve the environment.

      2.    FINISHING OPERATIONS:

            PACIFICARE'S FUNCTIONAL REQUIREMENT:

            Supplier shall assume responsibility for finishing (manual and automated, production, scheduled-ad-hoc and ad-hoc) services as they exist as of the Cutover Date during the Term and during the Termination Assistance Period. Supplier's responsibilities shall include:

            Assist PacifiCare in providing secure environment in accordance with
            Schedule 10.2. Provide assistance in the testing of UPS and building generator(s) for power availability during power outages.

            Maintain job procedures for 'PacifiCare's IDC and Disaster Recovery locations in accordance with Disaster Recovery Managed Agreement.

            [...***...].

            Support, maintain, coordinate and deliver activities and Equipment to support manual assembly and automated inserting/mailing for production, scheduled ad-hoc and ad-hoc work.

            Maintain audit logs/chain of custody recording.

            For finishing Equipment (includes automated mailing/inserters, tabletop printers, envelope labelers, folders, etc.):

            Coordinate with Managed Agreement suppliers.

            Identify problems with automated mailing/inserter Equipment Software interface application to technical support.

            Manage responsibility through appropriate vendors for Equipment and associated Software repairs.

            Schedule preventive maintenance on finishing Equipment based on reviews, analysis of Equipment performance records, and original equipment manufacturer recommendations.

            Provide traceable communication method and time frames to interface with customer to process manual or automated exceptions (custom groups, pulls, special handling).

            Quality Control input and output:

            Verify print quality and completeness of information.


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                                      101.

            Identify missing information, investigate and re-order print or other.

            Route output (e.g. for manual assembly, automated mailing and/or distribution).

            Provide for testing new or changed applications, stock and procedures for compatibility with standards and technical environment.

            For manual assembly and processing:

            For production output [...***...]

            Coordinate, collate, insert, verify materials against reports, sort, audit, cross-check; identify discrepancies; request required assistance from customer and/or IDC source of input.

            Create fulfillment packets.

            Prepare output (e.g. tray/bucket envelopes) for distribution and route

            For automated mailing - production, scheduled ad-hoc and ad-hoc output:

            [...***...]

            Manage work queues.

            Perform QC of output from Equipment (e.g. address readable in window, insert folded properly, postmark readable, sheet(s) insertion correct etc.)

            Prepare output (e.g. tray envelopes) for distribution and route.

            Develop, maintain and store [...***...] following Change Management Procedures.

            Accurate and timely processing and mailing per Service Levels or individual commitment.

            Research and track " customer inquiry requests" related to production jobs.

            Proactively monitor, order, maintain/store appropriate level of production support materials and office supplies, on the production floor and readily accessible, needed to accomplish job duties.

            Maintain time and materials for daily billing data for each job.

            Identify and implement Equipment solutions to improve cost, productivity and quality per the Change Management Procedures.

            Manage output (e.g. feed paper, collate and/or distribute output) from physically co-located, but customer owned printers; report technical problems to customer.


                                            * CONFIDENTIAL TREATMENT REQUESTED


                                      102.

            [...***...]

            Coordinate and interface with the Disaster Recovery Managed Agreement to support DR plan and readiness to meet recovery time objectives.

            Prepare for, and participate in, a minimum of 2 tests at Hot Site/year.

            Maintain synchronization of DR site in accordance with IDC Change Management Procedures.

            [...***...]

            Proactively maintain sufficient capacity and staffing to meet production, scheduled [ad-hoc] and [ad-hoc] business needs and changes in business model per the Change Management Procedures. [...***...]

            Consult on related Equipment and technology investments across PacifiCare.

            Provide subject matter expertise to PacifiCare re: assembly and automated mailing.

            Provide (combined with Print Operations and Account Management) functional subject matter expertise on business applications for which output and finishing is provided. [...***...]

            Gather, maintain and report key metrics.

            Manage in-scope projects to support the business output needs or improve the environment.

      3.    ACCOUNT MANAGEMENT:

            PACIFICARE'S FUNCTIONAL REQUIREMENT:

            Supplier shall assume responsibility for account management services as they exist as of the Cutover Date during the Term and over the Termination Assistance Period. Supplier's responsibilities shall include:

            Interface with customers regarding billing, validate cost centers for billing.

            Interface with IDC End-Users to:

            Write customer agreements, and production / scheduled ad-hoc procedures.

            Gain PacifiCare approval per Schedule 13.3, Policy and Procedures Manual of customer agreements and procedures.

            Update and maintain customer agreements and procedures.


                                            * CONFIDENTIAL TREATMENT REQUESTED


                                       103.

            Coordinate IDC in-scope business projects; manage projects to support the business output needs or improve the environment.

            Coordinate and monitor start up or changes to production activities, including materials.

                  Participate in testing, implementation and post-implementation review for new and major revisions production and schedule ad-hoc jobs.

            Coordinate in-scope projects with IDC production schedule.

            Create and publish IDC production print and finishing schedule.

            Perform as primary customer "front end" liaison for each region/application.

            Provide (combined with Print Operations and Finishing) key application focus and subject matter expertise for business applications for which output is provided. (Currently Account Management is SME for system's ID cards and correspondence - [...***...]

            Coordinate and communicate with third party suppliers, PacifiCare and business users regarding the design, inventory re-order points, approvals, testing (Membership Accounting, Marketing, Member Services, Legal/Regulatory) and purchasing of ID card inventory.

            Prepare ID card cycle time reports

            Perform audits of IDC procedures


      4.    DEMAND PRINT:


            PACIFICARE'S FUNCTIONAL REQUIREMENT:

            Supplier shall assume responsibility for demand print (scheduled ad-hoc and ad-hoc) services as they exist as of the Cutover Date during the Term and over the Termination Assistance Period. Supplier's responsibilities shall include:

            [...***...].

            Support, maintain, coordinate and deliver activities and Equipment to support production, scheduled ad-hoc and ad-hoc demand print services.

            Coordinate jobs to be reproduced with PacifiCare customers.

            Data correct and merge letters.


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                                      104.

            Provide demand print accounting and monthly reporting for chargeback by PacifiCare

            Prepare artwork for Business Reply Mail (BRM) envelopes and interface with U.S. Postal Service on PacifiCare's behalf for approval..

            For ad-hoc, provide customer interface and job monitoring for ad-hoc mailing jobs from order, materials and job setup, file merges, through delivery and QC.

            Operate demand print related Equipment. [...***...]

            For demand print Equipment:

            Coordinate with third party suppliers, as appropriate.

            Identify and correct problems with production Equipment.

            Schedule preventive maintenance with appropriate third party suppliers as required on Equipment based on reviews, analysis of Equipment performance records, and original equipment manufacturer recommendations.

            Provide reprographics/demand printing for:

            Digital, black and white, and color,

            Electronic receipt of files across network,

            Electronic offline storage and edit/reformat before print,

            Company standard note pads,

            Mylar or paper tabs for notebooks or reports.

            Provide full service bindery for:

            Machine folding (e.g. letters and brochures).

            Labeling (e.g. envelopes and flyers).

            Notebook collation, tab placement and assembly.

            Comb (plastic) binding of printed documents.

            Heat/cloth binding of reports and documents.

            Machine collating and saddle-stitching (e.g. pamphlets, booklets, brochures).

            Drilling, cutting and shrink wrapping.

            Coordinate and interface with third party suppliers to provide offset printing.


                                            * CONFIDENTIAL TREATMENT REQUESTED


                                      105.

            Record necessary information in time accounting work flow system for daily billing data for each job and monthly reporting for chargeback by PacifiCare.

            For Demand Print Disaster Recovery (DR):

            Coordinate and interface with third party suppliers to support DR plan and readiness to meet recovery time objectives.

            Prepare for, and participate in, a minimum of 1 test per year.

            [...***...]

            Proactively monitor and maintain appropriate level of production support materials and office supplies needed to accomplish job duties.

            Consult on related Equipment and technology investments across PacifiCare.

            Provide subject matter expertise to PacifiCare re: demand print and mailing functions.

            Gather, maintain and report key metrics.

            Maintain sufficient capacity and staffing to meet business needs per the Change Management Procedures.

            Manage in-scope projects to support the business output needs or improve the environment.

      5.    MAIL PROCESSING

            PACIFICARE'S FUNCTIONAL REQUIREMENT:

            Supplier shall assume responsibility for mail processing/ distribution services [...***...] as they exist as of the Cutover Date, during the Term and over the Termination Assistance Period. Supplier's responsibilities shall include:

            Assist PacifiCare in providing secure environment in accordance with
            Schedule 10.2., Provide assistance in the testing of UPS and building generator(s) for power availability during power outages.

            Maintain job procedures for 'PacifiCare's IDC and Disaster Recovery locations in accordance with Disaster Recovery Managed Agreements.

            [...***...].

            Provide mail stop coordination and administration for the enterprise.


                                            * CONFIDENTIAL TREATMENT REQUESTED


                                      106.

            Support, maintain, coordinate and deliver activities and Equipment to service mail and distribution needs [...***...]

            For mail processing Equipment and delivery vehicles:

            Coordinate with third party maintenance suppliers and third party suppliers.

            Identify and correct problems with Equipment/vehicles

            Schedule preventive maintenance on Equipment/vehicles based on reviews, analysis of Equipment performance records, and original Equipment manufacturer recommendations.

                  Operate mail/distribution Equipment and delivery vehicles, including: manifest system, mail metering Equipment, accountable mail system, mail management system, scale, carrier van and step van. Maintain audit logs/chain of custody recording.

            Package for shipping and/or deliver reports.

            Sort and manage special internal distributions.

            Obtain mail from Post Office.

            Receive courier/pouches, overnight/[...***...] mail and parcels.

            Maintain accountable mail manifests (overnights, airline tickets, certifieds, checks).

            Sort mail and deliver mail per Policy and Procedures Manual.

            Deliver accountable mail with tracking.

            Perform mystery (mis-addressed) mail lookup and coding.

            Monitor, track and report returned mail.

            Process outbound pouch, [...***...]for the Campuses.

            Manage postage accounts for the enterprise.

            Manage postage meters for IDC functions (Finishing and Mail Processing meters).

            Validate with PacifiCare the mail screening policy on a regular basis, at minimum annually and respond accordingly. Additional activity relating to mail screening may be considered a New Service.

            [...***...] based PO Box and Business Reply accounts per Managed Agreements.

            For Mail Processing Disaster Recovery (DR):


                                            * CONFIDENTIAL TREATMENT REQUESTED


                                      107.

            Coordinate and interface with PacifiCare facilities to support DR plan and readiness to meet recovery time objectives

            Prepare for, and participate in, [...***...] at alternate location.

            Maintain synchronization and currency of Equipment designated for DR and supporting materials, and keep track, in accordance with IDC Change Management Procedures and/or Change Control Procedures.

            Participate with DR Plan coordinator (currently IDC Account Management function) to maintain Mail Processing DR Plan.

            Provide subject matter expertise to PacifiCare re: optimal mail and distribution practices.

            Gather, maintain and report key metrics.

            Maintain sufficient capacity and staffing to meet business needs per the Change Management Procedures.

            Manage in-scope projects to support the business output needs or improve the environment.

      6.    ADMIN SUPPORT SERVICES

            PACIFICARE'S FUNCTIONAL REQUIREMENT:

            Supplier shall assume responsibility for administrative, chargeback, warehouse, inventory management, materials ordering ([...***...]) processes, to include:

            Coordinate financial/admin tasks and processes in support of the IDC operation, including:

            Complete chargeback tasks [...***...] and reporting per schedule fRoM PacifiCare IS Finance.

            Prepare and distribute custom postage reports, contra summary report preliminary and final, as well as preparation of business graphs/statistics/metrics for monthly book.

            [...***...]

            Coordinate inventory management and warehouse tasks and processes in support of the IDC production and ad-hoc finished goods output.

            Operate systems, and warehouse Equipment with certified operators.

            For warehouse Equipment and systems:

            Coordinate with third party suppliers.



                                            * CONFIDENTIAL TREATMENT REQUESTED


                                      108.

            Identify and correct problems with Equipment.

            Schedule preventive maintenance per on Equipment based on reviews, analysis of Equipment performance records, and original equipment manufacturer recommendations.

            Maintain and effectively manage inventory per Change Control Procedures and/or Change Management Procedures as applicable.

            Receive and input materials shipments into inventory management system, perform physical inventories and cycle counts

            Monitor climate controlled ([...***...]) warehouse for select inventory to meet production needs available [...***...].

            Pull, pick, deliver and/or pack orders for distribution.

            Provide PacifiCare access to current inventory information.

            Provide notification of low stock to customers.

            Maintain sufficient IDC supplies inventory.

            Coordinate and interface with third party suppliers to provide and receive materials.

            Gather, maintain and report key metrics.

      7.    CUSTOMER SERVICE:

            PACIFICARE'S FUNCTIONAL REQUIREMENT:

            Supplier shall assume responsibility for customer service as they exist as of the Cutover Date, during the Term and over the Termination Assistance Period. Supplier's responsibilities shall include:

            Answer and service incoming customer service calls for IDC.

            Set up same day courier services (per request).

            Provide IDC [...***...].

                  Gather, maintain and report key metrics.

                  [...***...]

      8.    STRATEGIC INITIATIVES AND SUPPORT:


                                            * CONFIDENTIAL TREATMENT REQUESTED


                                      109.

         PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  Supplier shall assume responsibility for technical project management, and technical project delivery, enhancements, integration and support services for IDC solutions as they exist as of the Cutover Date in the IDC, during the Term and over the Termination Assistance Period. Supplier's responsibilities shall include:

                  Act as the technical resource and subject matter expert representing the IDC for any IS Development or Methodology projects/enhancements/ maintenance.

                  Provide technical support for the IDC applications (not systems or network operating systems) production environment in PacifiCare and at DR Hot Site.

                  Receive and resolve production issues related to:

                           Reports on fileshares.

                                    Electronic distribution of reports

                                    Automated change of address processing

                           Equipment or Software in any of the IDC functional areas.

                  Schedule, communicate and perform upgrades to existing systems.

                  Troubleshoot problems associated with changes or upgrades.

                  Document policies and procedures.

                  Provide input/feedback to PacifiCare management on existing procedures.

                  Participate in the development of enterprise standards and procedures for output.

                  Monitor Software application and production Equipment, and notify PacifiCare of new capacity requirements.

                  Coordinate and interface with third party suppliers to support Software and solutions.

                  Initiate, drive, manage and deliver solutions via all phases of the development life cycle for any output related strategic initiative projects ([...***...]) or projects to improve the environment.

                  Work with PacifiCare Architecture Review Board to define technical architecture for IDC print and finishing environments.

                  Consult with IS functions and customers regarding centralization and automation of output processes, optimizations, and efficiency opportunities.

                  Provide subject matter expertise to PacifiCare re: output architectures and standards.

                  Maintain IDC Change Management Procedures.

                                              * CONFIDENTIAL TREATMENT REQUESTED

                                      110.

                  Gather, maintain and report key metrics.

H.       CROSS FUNCTIONAL SERVICES:

                  The Services described in this portion of the Statement of Work apply to all of the Towers. Supplier shall contribute to general IT effectiveness in addition to the specific areas listed above. Such services include:

                  1.       CHANGE MANAGEMENT:

                  SUPPLIER'S SOLUTION DESCRIPTION:

                  The Supplier Program Office shall control changes to the IT environment through the Change Management Procedures, which shall include complete PacifiCare involvement. The process to be used is documented in Schedule 13.3 Policy and Procedures Manual, and an overview of the process is described in Exhibit 1 hereto.

                  The Supplier Program Office shall coordinate all change activities regardless of the Service delivery area or company responsible for delivering the service.

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  Supplier shall perform change management functions in accordance with the agreed-upon Change Management Procedures to control and manage changes in the operation of the Services, including any such changes requested by PacifiCare. [...***...]. Supplier shall employ standard procedures for change coordination, review and reporting that are designed to minimize the business impact and risk to PacifiCare of any change activity, as described in Exhibit 1 hereto.

                  The Supplier shall provide an effective Change Management Procedure that shall facilitate effective coordination, communication and approval across groups, Service Locations and regions. Clear ownership for individual changes must be maintained throughout the process, with regular and appropriate progress updates (status reports) communicated back to those affected. Supplier's responsibilities to provide change management shall include the following:

                  Control changes to Services and PacifiCare's environment, implement changes only in accordance with the standard agreed-upon Change Management Procedures.

                  Review, schedule, communicate and obtain approvals on all proposed Services changes with PacifiCare and all related third parties to minimize disruption of normal business process. Supplier must provide an impact assessment, back-out plan (with specific criteria associated to executing the back-out plan identified), end-to-end test plan where appropriate, and clear change acceptance criteria identified.

                  [...***...], conduct change management meetings with PacifiCare or its designee's participation.

                  [...***...]. This data shall be summarized and reported to PacifiCare [...***...]

                                              * CONFIDENTIAL TREATMENT REQUESTED

                                      111.

                  [...***...] Provide an audit trail of any and all changes to the production environment made according to the Change Management Procedures.

                  Test changes to the environment and resolve problems prior to production implementation, including inter-operability testing. The results of the testing effort must be approved by the appropriate PacifiCare personnel.

                  Schedule outages for system maintenance, expansions and modifications during hours that meet PacifiCare's operational needs and minimize disruption.

                  Supplier shall, in accordance with Schedule 4.1, Transition Plan, and to the extent enabled in the PacifiCare approved and Supplier provided enterprise management system, [...***...]

                  Include representatives at Service Locations designated by PacifiCare as part of the change review, approval, scheduling, communication and approval process. To facilitate communications, Supplier shall (1) submit proposed changes for review regularly in advance to PacifiCare and the End-Users ([...***...]), and (2) provide a schedule of implementation dates to PacifiCare for determination of any existing conflict with business events. At a minimum, each change request shall includE A description of the change, purpose and justification, risk analysis, schedule, implementation procedure, back-out procedure, and test plan.

                  Coordinate all changes to the Services with affected third parties. The Change Management Procedures shall involve applicable PacifiCare retained organizations and Application Suppliers, and change management tools shall be made available to them.

                  Define clearly the roles and responsibilities of all individuals and areas involved in the change process, as well as formalize the communication process between all affected parties.

                  Avoid any change that (i) adversely affects the function or performance of, or decreases to any significant degree the resource efficiency of, the Services, (ii) increases PacifiCare's costs or fees, or (iii) impacts the way in which PacifiCare conducts its business or operations, without first obtaining PacifiCare approval. Supplier may make temporary changes required by an emergency if it has been unable to contact PacifiCare to obtain such approval after making reasonable attempts. Supplier shall document and promptly report such emergency changes to PacifiCare. For the purposes of this section, "emergency" means an event that would result in financial impact to PacifiCare, an event that shall impact the delivery of Critical Service Levels in real time, or any event where PacifiCare's assets are at risk, e.g. data loss or corruption

                  Implement a standard Change Management Procedure (as approved by PacifiCare) that achieves a set of clearly defined goals, including: efficient implementation of changes, minimize risk and business systems.

                  Integrate changes across in-scope Platforms and Service Locations.

                                              * CONFIDENTIAL TREATMENT REQUESTED

                                      112.

                  Develop a comprehensive contingency plan for each change that presents a potentially high risk or high impact to PacifiCare's operations or business, including: [...***...].

                  Perform routine maintenance during regular periods scheduled in advance and approved by PacifiCare. At PacifiCare's request and upon reasonable notice, Supplier shall change scheduled maintenance windows. [...***...]. In the event that there iS a need for emergency systems maintenance, Supplier shall provide PacifiCare with as much notice as reasonably practicable, and shall perform such maintenance so as to minimize interference with the business and operational needs of PacifiCare. Systems shall be unavailable during maintenance windows only to the extent necessary for systems maintenance purposes.

                  Control system changes and activities required by moves, upgrades, replacements, migrations, etc.

                  Report status of scheduled changes including maintaining a comprehensive list of changes or activities and dates.

                  2.       QUALITY ASSURANCE:

                  SUPPLIER'S SOLUTION DESCRIPTION:

                  SERVICE LEVEL REQUIREMENTS

                  Supplier provides reporting on Supplier's attainment of Service Level requirements (refer to Schedule 8) on a regular and scheduled basis.

                  ANNUAL THIRD PARTY SURVEY

                  - The Annual Survey shall be conducted as stated in the Agreement.

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  Supplier shall employ a quality assurance program designed to promote performance of the Services at a level consistent with the highest professional standards of care. Supplier shall write and maintain procedures on all quality assurance activities. Supplier shall provide an environment for PacifiCare to execute audits of quality. Supplier shall in consultation with PacifiCare, [...***...]. Supplier shall take steps to increase the productivity of information technology professionals, improve the quality of deliverables produced and increase PacifiCare's satisfaction levels, as required to meet or exceed the Service Levels. Supplier's Quality Assurance responsibilities shall include the following:

                  Maintain compliance with a published and agreed-upon Quality Assurance Manual.

                  Maintain Equipment and Software in accordance with this Agreement.

                  Document and implement process improvements.

                                              * CONFIDENTIAL TREATMENT REQUESTED

                                      113.

                  Identify best practices, where applicable.

                  3.       TRAINING AND EDUCATION:

                  SUPPLIER'S SOLUTION DESCRIPTION:

                  SKILLS MANAGEMENT:

                  Provide training, which shall vary by individual and by job, and shall take many forms including computer-based, multimedia, instructor-led, and self-study courses as well as seminars and workshops.

                  The primary form of in-scope education support shall be provided through the Help Desk and level 2 support. The Web enabled product can offer another avenue for advice and support, which shall allow End-Users to get solutions and or assistance for computer related problems via the Internet with customized sections for End-Users.

                  The level of support and skills that are required to complete the activity for PacifiCare shall be defined through the problem management process and tracked through the Help Desk and level 2 and 3 support.

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  At no additional cost, Supplier shall provide the following training and education:

                  NEW END-USER TRAINING. Supplier shall [...***...] of instructor-led group training for new End-Users. Such training shall, include the following:

                  [...***...]

                  END-USER TRAINING. Supplier shall investigate the needs for training. Supplier shall provide [...***...] of instructor-led group training per month for individual products either on a requested basis or as a proactive step as a part of an implementation project of a new technology /product. Such training shall be customized so that it is specific to the End-Users for the Services within PacifiCare's environment. Supplier shall provide user

                                              * CONFIDENTIAL TREATMENT REQUESTED

                                      114.

                  training and associated user guide documentation for all Services. Supplier's End-User training responsibilities shall include the following:

                  [...***...]

                  4.       PROJECT SUPPORT:

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  As of the Cutover Date, Supplier shall use its standard project methodology to provide consistent results for each infrastructure project. Supplier's project support responsibilities are described in Exhibit 1 hereto and shall include the following:

                  Manage all Supplier tasks across the Services and Service Locations, coordinating with appropriate PacifiCare personnel.

                  Prepare project proposals as appropriate.

                  Develop functional and /or technical requirements and project plans to include cost, ongoing maintenance and support requirements, risks, alternatives, recommendations, with specific references to any variances to PacifiCare standards.

                  Develop, build, buy or reuse technology components that shall meet functional requirements with PacifiCare approval.

                  Test, and as appropriate, pilot, integrate and install technology components to verify that the new installation does not cause unexpected negative impact to the existing infrastructure or environment. Also, include PacifiCare personnel in the testing of new products, when appropriate, and/or changes to existing systems. PacifiCare personnel shall also be required to approve all testing results.

                  Facilitate standardization to comply with PacifiCare technical requirements.

                  Manage all Supplier and third party supplier tasks across service families, coordinating with appropriate PacifiCare personnel.

                                              * CONFIDENTIAL TREATMENT REQUESTED

                                      115.

                  Use project management tools (i.e. MS Project) for all projects, and employ a regular reporting mechanism to identify project tasks, present current status reports (utilizing PacifiCare's Project Summary form), and identifying potential bottlenecks and problems.

                  [...***...]

                           Monitor the project process and report on progress.

                           [...***...]

                  5.       BUSINESS METRICS:


                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  The Supplier shall provide quantitative and qualitative metrics for all functions aligned with business requirements in accordance with Service Level Schedule 8.

                  6.       NEW TECHNOLOGY AND AUTOMATION:

                  SUPPLIER'S SOLUTION DESCRIPTION:

                  The Supplier Program Office shall work with the appropriate Supplier technical staff and architects to provide recommendations and evaluation of new technology and of automation tools [...***...]

                  The Supplier Program Office shall work with the PacifiCare Architectural Review Board to provide:

                  - A forum for cross-functional communication to develop strategies and integrated solutions based on PacifiCare requirements. These solutions shall be focused on the delivery of increased value in a cost-effective manner.

                  - Cross team and platform communication of technology strategies.

                  - Monitoring of leading edge technology and an evaluation of the reliability and application to PacifiCare's environments.

                  - Participation in the development of proof of concepts [...***...].

                                              * CONFIDENTIAL TREATMENT REQUESTED

                                      116.

                  -        Participation in architecture governance processes
                           [...***...]

                  - Participation in updating PacifiCare architecture documentation [...***...]


                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  Working with the retained PacifiCare staff, the Supplier shall support new technology and automation, including emerging Equipment, Software, methodologies, techniques, and various Platforms within existing baselines being provided by [...***...]. Services shall include investigation, evaluation, selection, training, implementation, and consulting on new technology and automation of manual tasks. Supplier's responsibilities for new technology and automation shall include the following:

                  - Support PacifiCare in the management and representation of technology product and service offerings to its internal clients. Supplier shall work with PacifiCare as required to identify new products and services that reflect evolving technology and /or client demands.

                  - Facilitate and encourage active cross-functional, cross-group and cross-location coordination and communication. This working practice shall be a key element in most functions and processes, but especially Problem Management, Change Management and Project Management.

                  - Provide, on the schedule specified by PacifiCare in support of PacifiCare's annual budget development cycle, the input, assistance, comment and review support for [...***...]

                  - Participate, from time to time, in evaluations involving other third party suppliers.

                  - Make available its facilities where new third party products are evaluated and provide, upon PacifiCare's request, any reports, summaries, or results of such evaluation and testing.

                  -        Define requirements for automation.

                  -        Automate manual monitoring functions.

                  -        Automate alerts to system operators.

                  - Automate generation and routing of problem tickets to technical support groups (irrespective of location).

                  - Research tools to improve Service Levels or performance of operating environments.

                  7.       PHYSICAL SECURITY ADMINISTRATION:

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  Supplier's responsibilities to provide physical security administration shall be in accordance with the Agreement, Section 10.2.

                                              * CONFIDENTIAL TREATMENT REQUESTED

                                      117.

                  8.       LOGICAL SECURITY ADMINISTRATION:

                  SUPPLIER'S SOLUTION DESCRIPTION: Supplier's responsibilities to provide logical security administration shall be in accordance with the Agreement and as described in Safety and Security Procedures
         Schedule 10.2. Supplier realizes that system security is a major concern with PacifiCare and Supplier shall work with PacifiCare to validate that PacifiCare's security policies and standards are being strictly adhered to.

                  [...***...]. In addition, Supplier shall work with PacifiCare to validate that the system security Software is implemented in such a manner as to allow PacifiCare to perform PacifiCare's functions effectively and protect PacifiCare's systems anD data.

                  In conjunction with PacifiCare, the Supplier Security Compliance team shall develop and maintain an overall IT Security architecture to address PacifiCare's requirements for a secure and effective corporate and operational environment. [...***...].

                  [...***...].

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  In accordance with the Safety and Security Procedures,
         Schedule 10.2. Supplier shall adhere and demonstrate compliance to an information security approach [...***...]. Supplier shall manage and administer access to [...***...]. PacifiCarE SHALL retain authority for approval of all data and system access requirements and notify Supplier what entities and personnel are to be granted access to the Supplier-operated systems and the level of security access granted to each. Supplier management shall authorize access for their employees based on current security procedures. PacifiCare security shall retain oversight accountability. PacifiCare business management shall retain authority for approval of all data and system access requirements for their employees. Supplier shall follow PacifiCare's instructions and shall follow the procedures regarding such access as designated by PacifiCare. [...***...]

                  Review all documented information security procedures with PacifiCare pertaining to the Supplier-operated systems. Develop, maintain, update, and implement security procedures with PacifiCare's review and approval, including physical access strategies and standards, and a breach of security action plan. Implement, maintain and update PacifiCare's security policies.

                                              * CONFIDENTIAL TREATMENT REQUESTED

                                      118.

                  Develop, implement, and maintain a set of automated and manual processes designed to enforce PacifiCare's data access rules. Supplier shall also provide commercially available, third party tools designed to prevent un-deleting or recovering of file and data deleted by certain individuals identified by PacifiCare.

                  Establish procedures for resetting passwords.

                  Maintain security rules.

                  Provide security policy implementation.

                  Supplier shall assign and reset passwords as approved by PacifiCare.

                  Follow up with End-Users to clarify ID administration requests.

                  Supplier shall be responsible for the implementation (and maintenance of an online database) of all access requests, access rights lists, and for password management.

                  Supplier shall be responsible for user ID administration and shall conduct such administration in accordance with the Safety and Security Procedures, Schedule 10.2. Supplier's responsibilities shall include the following:

                  [...***...]

                  Monitor users of the processing environment for authorized access. Monitor, review and respond in a timely and appropriate manner to access violations. Conduct periodic reviews as appropriate to validate that individual employee access to programs and libraries is appropriate.

                  Capture data regarding routine access and exceptions for audit trail purposes, and make such data available to PacifiCare upon request.

                  Establish and administer violation and access attempts report mechanisms. Promptly provide written reports of all information security breaches discovered or made known to Supplier. Initiate corrective actions to minimize and prevent further breaches to the extent within Supplier's control. Prepare and retain documentation of breach investigations and provide copies to PacifiCare.

                                              * CONFIDENTIAL TREATMENT REQUESTED

                                      119.

                  Provide application development security support and advice.

                  Where there is a security violation or unauthorized attempt to access data, immediately bring such incident to the attention of PacifiCare Corporate Information Security.

                  Provide security access control tools for data, databases, applications, operating systems, and networks in compliance with PacifiCare security policies, standards and procedures, and maintain such security and access control devices in proper working order.

                  Install, maintain and administer security databases.

                  Perform backup and recovery procedures in response to security violations that result in lost/damaged information.

                  Perform security audits to verify that appropriate security procedures are in place. [...***...]

                  Report logical security violations to PacifiCare's Corporate Information Security.

                  At the level appropriate for Supplier's performance of day-to-day security functions, consult with PacifiCare to identify security risks and, subject to PacifiCare's approval, recommend and implement procedures to minimize such risks.

                  Establish and maintain safeguards against the unauthorized access, destruction, loss or alteration or PacifiCare data in the possession of Supplier that are no less rigorous than the most rigorous practices actually performed by PacifiCare or Supplier as of the Effective Date in connection with the respective PacifiCare-owned or Supplier-owned systems.

                  Supplier and its subcontractors shall provide PacifiCare with evidence of a successful SAS 70 audit and an action plan and timeline for any required remediation activities on an annual basis.

                  Maintain current application security architecture,
                  [...***...]

                  Provide an environment where computing resources are firewalled from all of the other Suppliers' customers as well as from external threats.

                  Place all PacifiCare data on dedicated resources and specifically not co-mingle PacifiCare data with the data of other Supplier customers.

                  Conduct regular penetration tests and vulnerability assessments of PacifiCare's network security and remediate weaknesses within [...***...].

                  Implement all security patches within a [...***...].

                                              * CONFIDENTIAL TREATMENT REQUESTED

                                      120.

                  Define and implement processes and protocols for interfacing with Corporate Information Security to ensure consistency in the protection of PacifiCare information and computing assets.

                  9.       ON-GOING BUSINESS DIVESTITURES AND ACQUISITIONS:

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  Supplier shall support PacifiCare Included Affiliates per Exhibit C in accordance with the Agreement. Supplier shall provide services to additional business units in accordance with the Agreement.

                  10.      CONSOLIDATION AND RELOCATION SERVICES:

                  SUPPLIER'S SOLUTION DESCRIPTION:

                  To minimize disruption to PacifiCare in the event of any work consolidation or relocation, Supplier shall work with PacifiCare to initiate a project to plan for this event. [...***...]. Supplier shall work with PacifiCare to provide complete ANd accurate communication on the project and to obtain PacifiCare's concurrence.

                  The Project Manager shall be responsible for validating that all services (i.e. IMACs, infrastructure changes) being provided by Supplier are addressed and planned appropriately to manage a smooth transition. In addition, [...***...].

                  Supplier shall also review [...***...]. Adjustments to these plans shall be made to verify that PacifiCare's requirements continue to be met.

                  11.      LICENSE MANAGEMENT AND COMPLIANCE:

                  SUPPLIER'S SOLUTION DESCRIPTION:

                  Each Party shall comply with the terms and conditions of the Consents applicable to such Party under Section 3.4, Third Party Consents, of the Agreement. Supplier shall deploy consistent and uniform standards in managing and maintaining license compliance.

                  For Desktop and Distributed, [...***...].

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  Supplier's responsibilities shall include the following, as applicable:

                                              * CONFIDENTIAL TREATMENT REQUESTED

                                      121.

                  Provide periodic reporting of such license information to PacifiCare, as required.

                  File and track Software license agreements.

                  Proactively scan for pirated Software.

                  Report any known Software license anomalies.

                  12.      INSTALLS, MOVES, ADDS, AND CHANGES:

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  Installs, moves, adds, and changes shall be executed through the install, move, add, and change (IMAC) process described in the Fee Schedule to the Agreement hereto.

                  13.      CRISIS MANAGEMENT:

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  Supplier shall provide IT services required in response to a Corporate Crisis. Resources and requirements shall be determined at the time of the crisis. Other specific Supplier responsibilities include:

                  Provide appropriate support when a crisis is declared.

                  Report crisis events.

                           Perform root cause analysis of problems.

                  14.      COLLABORATIVE APPLICATIONS:

                  SUPPLIER'S SOLUTION DESCRIPTION:

                  Supplier shall support the [...***...] e-mail servers and [...***...]. Supplier shall provide recommendations for improving the [...***...] environment, as appropriate. The client portion of the e-mail environment is [...***...]. [...***...] is considered part of the PacifiCare Software that is supported by the Help Desk. The End-Users shall be supported by either remote control from the PacifiCare Help Desk, on-line knowledge base, or a desk-side visit from a technician.

                  Supplier shall advise PacifiCare on the effective use of [...***...]. As opportunities arise that can contribute to PacifiCare's business environment or improve productivity, they shall be brought to the attention of PacifiCare through THE Supplier. If PacifiCare agrees, a New Service request shall be prepared and presented to PacifiCare for approval.

                  For intranet/Internet, Supplier shall manage the [...***...].

                                              * CONFIDENTIAL TREATMENT REQUESTED

                                      122.

                  Supplier shall automatically [...***...], as directed by PacifiCare, or advised on a regular basis. This is included in the Base Fees.

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  For all PC End-Users, Supplier shall install electronic mail to include mail directory service, database management, Remote user access, access to dissimilar mail system (e.g. Internet, etc.), performance/systems tuning, and electronic mail applications services. Supplier shall be responsible for maintaining version levels consistent with Policy and Procedures Manual, Schedule 13.4.

                  Supplier shall be responsible for deploying and supporting the collaborative applications defined in Schedule 14.2(b) within PacifiCare. The collaborative applications environment includes such applications and functions [...***...]

                  Administering and maintaining Outlook services.

                  Administering and maintaining electronic mail services.

                  Administering and maintaining Internet IDs, passwords, etc.

                  15.      CHARGEBACK:

                  SUPPLIER'S SOLUTION DESCRIPTION:

                  Supplier shall provide sufficient invoice charge details to support PacifiCare's chargeback system. This shall include invoicing details but shall not include a chargeback application.

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  [...***...]. Supplier shall provide lists of charges in both hard and soft copy. At a minimum, Supplier shall provide to PacifiCare invoice information by legal entity, by business unit, by site, by [...***...]. Supplier shall also provide PacifiCare on-line access to this information in a database that lends itself to searching and recurring reporting.

                  16.      EFFECTIVE USE OF THE EQUIPMENT:

                  SUPPLIER'S SOLUTION DESCRIPTION:

                  Supplier shall make recommendations on how Supplier believes the technical environment could be better utilized. Supplier shall work to consolidate systems where feasible

                                              * CONFIDENTIAL TREATMENT REQUESTED

                                      123.

         [...***...] in support of PacifiCare. Where feasible, Supplier [...***...].

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  Supplier, [...***...], shall identify strategies and approaches for future information technology delivery within PacifiCare that Supplier believes shall provide PacifiCare with competitive advantages and identify and review with PacifiCare opportunities that the Supplier has observed during the course of providing the Services, that could result in increased efficiency, performance, or cost savings ([...***...]).

                  17.      REDEPLOYMENT AND DISPOSAL:

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  The functions of re-deploying, cascading, and disposing of Equipment shall be addressed by the IMAC process as described in
         Schedule 17.

                  18.      PROJECT MANAGEMENT:

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  Supplier's responsibility for project management for projects other than applications projects is described in Exhibit 1 hereto and shall include the following:

                  Supplier shall implement Supplier management methodology including the use of project management tools..

                  Supplier shall prepare and provide to PacifiCare periodically [...***...] a series of performance, financial, utilization and status reports, and those that PacifiCare reasonably identifies or changes in the future.

                  Supplier shall provide PacifiCare with timely access to information in an electronic format.

                  Supplier shall prepare annually and/or as requested and provide to PacifiCare a scope of work definition.

                  Supplier representatives shall meet with representatives of PacifiCare as necessary and appropriate to manage and deliver the Services effectively. Supplier shall support and participate in the various account management committees called for by the Agreement and the procedures adopted by the Parties to charter each such committee. Supplier shall participate in related PacifiCare business and technology planning meetings upon request to review operations and business plans and recommend appropriate information technology services to support plan execution.

                                              * CONFIDENTIAL TREATMENT REQUESTED

                                      124.

                  Supplier shall maintain appropriate levels of industry knowledge in PacifiCare's business through, among other activities, participation in industry meetings, forums and conferences.

                  19.      VIRUS PROTECTION:

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  For all Services, Supplier shall install, update, operate and maintain Virus protection Software on the Equipment. Supplier shall use reasonable efforts to prevent Virus introduction into the PacifiCare Systems, including the following:

                  Supplier shall monitor for, install, update, operate and maintain Virus protection Software including protection against worms, Trojan horses and other types of malicious code. Updates to Virus protection Software shall be installed on applicable servers and made available to End-Users of PCs within five business (5) days of general release. [...***...]. Supplier shall automatically set Virus scans for desktops and laptops on a [...***...] basis and on demand. Supplier shall peRform Virus scans also on incoming (from external sources including via the internet) and outgoing electronic mail.

                  Supplier shall actively monitor early warning alerts from Virus vendors and their websites that broadcast vulnerabilities and take proactive action to protect the environment. Supplier shall utilize Software ([...***...]) to block outbound internet access to web-based email sites. Supplier shall utilize anti-Virus Software [...***...]on workstations and laptops and make Software available for in-scope home Equipment. Supplier shall utilize anti-Virus Software [...***...] on all distributed computing servers. Supplier shall utilize Software [...***...] on all groupware ([...***...]) servers. In the event of a Virus incident, Supplier shall follow PacifiCare's process whereby remote users shall be disallowed from accessinG the network until Virus level certification is demonstrated. Supplier shall review and update such process on a periodic basis, subject to PacifiCare's approval. [...***...]

                  Upon detection of a Virus, Supplier shall take immediate action as outlined in PacifiCare's Infrastructure Continuity Program Charter, which will be included as part of the Policy and Procedures Manual, and work with PacifiCare Security/CIRT (Computer Incident Response Team) to assess the scope of damage, and arrest the spread and progressive damage from the Virus. CIRT operating guidelines are outlined in PacifiCare's Infrastructure Continuity Planning Program Charter, which will be included as part of the Policy and Procedures Manual. Supplier shall take steps to salvage or restore as much of the impacted file server data and Software as possible. Supplier shall verify that the Virus

                                              * CONFIDENTIAL TREATMENT REQUESTED

                                      125.

                  protection Software supplied by PacifiCare has the capability to do the above referenced activities.

                  Supplier shall take steps to reasonably ensure that Supplier, non-Supplier, and non-PacifiCare personnel have the required anti-Virus protection installed on their personal computers/laptops before being allowed to connect to the network. Supplier shall review and update such process on a periodic basis, subject to PacifiCare's approval.

                  Supplier shall install and maintain commercially available Virus protection Software on [...***...].

                  If PacifiCare engages a third party risk management, advisory/alert consulting or subscription service, Supplier agrees to implement an agreed upon project in a timely manner, including the recommended security Equipment, Software, patches, fixes, version upgrades, manual and/or automated policies, procedures, processes, to proactively prepare for and reduce the risk of Virus incidents.

                  Supplier shall maintain statistics on Virus incidents that successfully infect the environment and provide those statistics upon request to PacifiCare.

                  20.      PACIFICARE ONGOING PROJECTS AS OF EFFECTIVE DATE:

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  The Change Control Procedures and/or Change Management Procedures as applicable shall be used to address any changes in scope, requirements, or schedules in respect of the ongoing projects.

                  21.      REPORTING:

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  In addition to report requirements described in this PacifiCare Statement of Work, Supplier, after satisfying the PacifiCare Service Level requirements for initial production and delivery, shall publish and provide in an electronic format, suitable for use on a PC, reports described in Schedule 3.9.d Reports.

                  22.      MEETINGS BETWEEN PACIFICARE AND SUPPLIER:

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  In addition to meetings in the normal course of business to address the quality and timely provision of the Services, Supplier and PacifiCare shall meet on a regular basis to review operations controls, Service Level results, executive reviews, etc.

                  23. LONG-RANGE INFORMATION SYSTEMS PLAN AND EQUIPMENT/SOFTWARE ARCHITECTURE:

                  SUPPLIER'S SOLUTION DESCRIPTION:

                                              * CONFIDENTIAL TREATMENT REQUESTED

                                      126.

                  In support of PacifiCare's strategic planning and architecture processes, Supplier shall assist PacifiCare in defining a strategy for information technology architectures and standards on an ongoing basis [...***...]. Supplier shall work wITH PacifiCare to support PacifiCare technical architecture review board. [...***...].

                  Supplier shall assist PacifiCare with preparing long-term strategic information technology plans and short-term implementation plans on an annual basis. [...***...].

                  Supplier shall work with PacifiCare to integrate its specific IT architecture strategy, Enterprise Systems Management Architecture
         (ESMA), described in Exhibit 1 hereto.

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  [...***...]. Supplier's responsibility for such functions shall also include the following:

                  Assist PacifiCare in developing an understanding of and confirm the business requirements.

                  Assist in identifying information and associated technology needs.

                  Assist in identifying the projects to be performed along with helping define schedules and high-level cost benefit analysis.

                  Assist in specifying the Equipment/Software architecture and participate in continuously keeping PacifiCare's IS Architecture current.

                  24.      POTENTIAL VALUE ADDS:

                  The following potential value adds are included in the Base Fees.

                  SUPPLIER'S SOLUTION DESCRIPTION:

                  PacifiCare has the opportunity to participate with the Supplier team in site visits, position papers, and recommendations.

                On an ongoing basis, consistent with the Agreement, [...***...].

                                              * CONFIDENTIAL TREATMENT REQUESTED

                                      127.

                  The e-ESM tool supports and integrates all the service areas within the PacifiCare solution. [...***...].

                  Project Management Methodology: The Supplier team shall use a consistent project management approach across all of the Services. [...***...].

                  Tools The system management tools that are utilized by Supplier in the delivery of the base solution [...***...]. After Supplier assumes the transitioned Equipment and Software from PacifiCare, the tools shall utilized to manage the operatioNaL environment and to facilitate event correlation and handling. [...***...].

                  Technology Methodology: Supplier shall implement a suite of delivery standards and processes that have been proven in many customer and Supplier delivery environments. These processes are implemented at all Supplier delivery organizations throughout the world. Formal systems management controls
                  (SMC), based on Supplier's experiences and the client's business requirements, shall be implemented consisting of:

                  [...***...]

                                              * CONFIDENTIAL TREATMENT REQUESTED

                                      128.

                  [...***...]

                           [...***...]

                  PACIFICARE'S FUNCTIONAL REQUIREMENT:

                  MISCELLANEOUS TOOLS AND PROCESSES

                  Supplier shall utilize tools and processes, [...***...], during the performance of Services. A description of these tools and processes is set forth in Exhibit 1 hereto.

                  25.      DISASTER RECOVERY:

                  SUPPLIER'S SOLUTION DESCRIPTION:

                  Supplier shall manage the [...***...] PacifiCare IT Disaster Recovery Plan. Supplier shall provide a Disaster Recovery (DR) Coordinator for the overall Disaster Recovery Project Management of the DR service provider. The role of the Disaster Recovery Coordinator shall be as follows:

                  PRE-DISASTER RESPONSIBILITIES

                  Develop and maintain disaster process and documentation. Supplier shall use the standard Supplier Service Delivery Center Disaster Recovery Plan Template controlled document. This document has been audited and found to be in compliance with applicable [...***...].

                  Prepare for formal and informal disaster recovery reviews (audits).

                  Conduct an annual DR Plan review.

                  Maintain a copy of the plan as a vital record.

                  [...***...].

                  POTENTIAL DISASTER RESPONSIBILITIES

                  Notify the Disaster Recovery Team Manager, DR service provider, and off-site storage of Potential Disaster Alert Status.


                                              * CONFIDENTIAL TREATMENT REQUESTED

                                      129.

            Await notice from the DR service provider as to which centers are currently available should an official disaster be declared.

            Act as an interface between Supplier, PacifiCare, and the DR service provider.

            DISASTER RESPONSIBILITIES

            Notify Disaster Recovery Team Leaders, the DR service provider, and off-site storage of Declared Disaster Alert Status.

            Act as an interface between Supplier, PacifiCare, and the DR service provider.

            Act as the focal point for recovery status and activity to the Supplier Crisis Management Team.

            POST-DISASTER RESPONSIBILITIES

            [...***...].

            Review recovery requirements and update existing PacifiCare DR service provider agreements when applicable.

            Review the recovery and update the plan.

            TESTING RESPONSIBILITIES

            Coordinate [...***...], or as otherwise specified by PacifiCare, [...***...].

            Develop a Disaster Recovery Test Plan. [...***...]. This document has been audited and found to be in compliance with applicable [...***...].

            Develop Disaster Recovery Test Success Criteria.

            Develop auditable Disaster Recovery Test Results. [...***...]. This document has been audited and found to be in compliance with applicable [...***...].

            Maintain a problem log and timeline during the test.

            Hold pre-test plan meetings with PacifiCare personnel and representatives as appropriate.

            Hold post-test review meetings to discuss and track problems to closure from each test.

            Verify that the Disaster Recovery Plan is updated as necessary.

            THE DISASTER RECOVERY PLAN

            The Disaster Recovery plan includes:


                                              *CONFIDENTIAL TREATMENT REQUESTED
                                      130.

            [...***...]




                                              *CONFIDENTIAL TREATMENT REQUESTED
                                      131.

            [...***...]

            [...***...] DISASTER RECOVERY SUPPORT

            Supplier shall:

            Direct development and maintenance [...***...].

            Coordinate and monitor the scheduling, planning and annual testing of [...***...].

            Prepare and distribute [...***...], outlining exercise results and action items.

            Track and monitor completion of action items from [...***...] Disaster Recovery tests.

            Train all members of [...***...] Disaster Recovery Teams.

            Participate in the design and implementation of [...***...] alternate/hot-site disaster recovery strategies.

            The Supplier shall manage, administer and maintain [...***...].

            During the Transition Period, Supplier shall work with PacifiCare to fully understand PacifiCare's specific requirements for disaster recovery and the current processes, procedures, systems, and tools, which are in place to react to and manage telecommunications disasters that cause crisis situations. Once this is completed, Supplier shall support disaster recovery as is currently supported. Supplier shall manage as Managed Agreements, PacifiCare's existing contracts relating to disaster recovery services.

            PACIFICARE'S FUNCTIONAL REQUIREMENT:

            The Supplier shall put plans in place and conduct periodic disaster recovery tests. [...***...]:

            Develop and maintain the Disaster Recovery Plan.

            Coordinate Disaster Recovery testing.

            Perform Disaster Recovery testing [...***...]. Supplier shall also be responsible to conduct testing of those plans, and shall retest within [...***...] if any disaster simulation(s) fail to achieve specified results due to Supplier's failure to perform


                                              *CONFIDENTIAL TREATMENT REQUESTED
                                      132.

            its responsibilities. If the DRP testing encounters errors, Supplier shall develop procedures and retest as necessary to resolve such errors and update the DRP as necessary.

            Report and review with PacifiCare Disaster Test results.

            Maintain Disaster Recovery procedures manuals.

                  Implement the Disaster Recovery Plan upon the occurrence of a disaster.

            [...***...].

            The Supplier is responsible for providing operational and technical management support for disaster recovery telecommunications planning, testing, and execution in crisis situations. Supplier is responsible for training personnel in disaster recovery procedures and providing access to these procedures in a crisis situation. The Supplier shall also be responsible for making sure all contingency policies and procedures comply with PacifiCare standards and are current with no exceptions. Other Supplier responsibilities include:

            Perform back up and recovery.

            Perform contingency testing.

            Perform battery plant management.

            Identify single points of failure.

            Plan and propose redundancy support across multiple Call Centers to reduce chances of outages.

            Perform disaster recovery testing as stated in the Agreement, section 16.1 and in Schedule 8.

            Implement the Disaster Recovery Plan upon the occurrence of a disaster.

            Provide Disaster Recovery (DR) program management including:

            Coordination of the maintenance, planning, testing and reporting of IDC DR plans

            Coordination of IDC Change Management Procedures to DR Hot Site vendor per Managed Agreement for maintaining Equipment configurations, Software /forms modifications or additions and/or procedure changes.

      26.   BUSINESS CONTINUITY SERVICES:

            SUPPLIER'S SOLUTION DESCRIPTION: BUSINESS CONTINUITY AND RECOVERY SERVICES METHODOLOGY

            Supplier's business continuity and recovery services methodology shall contribute to the planning and implementation of a contingency and recovery process to meet PacifiCare's


                                              *CONFIDENTIAL TREATMENT REQUESTED
                                      133.

      requirements for business continuity by using a phased approach that is based on industry best practices. [...***...]:

                  [...***...]

            PHASE 1

            [...***...]







                                              *CONFIDENTIAL TREATMENT REQUESTED
                                      134.

            [...***...]



                                              *CONFIDENTIAL TREATMENT REQUESTED
                                      135.

            [...***...]

            The impacts to PacifiCare's staff, for training and support

            PHASE 2

            [...***...]




                                              *CONFIDENTIAL TREATMENT REQUESTED
                                      136.

            [...***...]




                                              *CONFIDENTIAL TREATMENT REQUESTED
                                      137.

            [...***...]

            PACIFICARE'S FUNCTIONAL REQUIREMENT:

            Supplier shall be responsible to manage and maintain the Business Continuity Plans and associated resources in place as they are actually performed by PacifiCare as of the Cutover Date and as they pertain to Services for which Supplier is otherwise responsible, and to extend those capabilities to additional Equipment and applications over the Term and during the Termination Assistance Period. Supplier shall also be responsible to conduct testing of those plans, and shall retest [...***...] if any disaster simulation(s) fail to achieve specified results due to Supplier's failure to perform its responsibilities. Supplier's responsibilities in respect of business continuity services under this Statement of Work shall be limited to the business continuity services in effect (in respect of the Services) on the Cutover Date or to such enhancements to such responsibilities as Supplier and PacifiCare shall mutually agree. Whether a Business Continuity Plan exists or not, any recommendations made by Supplier must, at a minimum, provide capabilities for restoration of Services within the timeframes specified by PacifiCare.

            BUSINESS CONTINUITY - SERVICES.

            Supplier's responsibilities to provide Business Continuity Services to PacifiCare shall include the following:

            Plan and coordinate plans, operations, and technology requirements with third party contingency providers.

            With respect to the Application servers and LAN servers at facilities in which Supplier personnel are located, Supplier shall provide, and maintain on magnetic media or other media mutually agreed to by the Parties and accessible to PacifiCare, backup, [...***...]. Supplier shall perform such functions in accordance with standards and procedures specified in Schedule 16.1, Disaster Recovery Plan and which shall be no less stringent that the standards and procedures used at well-managed operations providing functions similar to the Services.

            Supplier shall back up (and verify that such back ups have been properly completed) the data and Software residing on the server Systems in accordance with Business Continuity Plan.

            When PacifiCare is conducting its Business Continuity test, Supplier shall participate, as necessary, to demonstrate to PacifiCare that the Business Continuity Plan is capable of recovering the PacifiCare applications and data.

            Perform, or with respect to the Remote sites where Supplier does not have on-site personnel, assist PacifiCare's on-site personnel to perform, [...***...] backup of all servers.



                                              *CONFIDENTIAL TREATMENT REQUESTED
                                      138.

            Provide design and other consulting support for networking requirements at the contingency site, including such support for local connectivity to required servers and printers.

            Support connectivity to PacifiCare's mission critical production network and the production host systems or to the contingency network and the recovery sites as required by the Business Continuity Plan.

            Support connectivity from the contingency site to all external Suppliers and other organizations, as required by the Business Continuity Plan.

            In the event of a disaster, provide restoration of services as required of the Supplier by the Business Continuity Plan. Ensure that data is recovered to the appropriate point in time as required by each application and as defined by the Business Continuity Plan.

            Provide testing support services, which may include configuration maintenance, server restoration, and application testing support.

            Provide [...***...] training for appropriate PacifiCare Business Continuity teams.

            BUSINESS CONTINUITY PLAN.

            Supplier shall, with respect to the Services existing as of the Cutover Date, develop and maintain PacifiCare's Business Continuity plans, which describes (i) the manner in which Supplier shall perform backup and Business Continuity functions, and (ii) PacifiCare's priorities for backup and Business Continuity and methods for changing those priorities. PacifiCare's Business Continuity Plan as of the Cutover Date, as required to be expanded and improved by Supplier pursuant to this PacifiCare Statement of Work, shall be the "BUSINESS CONTINUITY PLAN." Supplier shall comply with the business continuity policies, standards and procedures in PacifiCare's Business Continuity Plan. During the Term and the Termination Assistance Period, Supplier shall incorporate any reasonable comments or suggestions by PacifiCare into the Plan, including evolving the Plan to fully cover new and evolving architectures. Notwithstanding the foregoing, PacifiCare shall retain the right to approve the Business Continuity Plan as Supplier may modify it from time to time. Without limiting the generality of the foregoing, Supplier's responsibilities with respect to the Business Continuity Plan shall include the following:

            Perform gap analysis of PacifiCare's Business Continuity Plan existing as of the Cutover Date, and develop plans to address any open issues as described in the Agreement.

            Develop a process that shall determine and modify the list of mission critical applications on an annual basis with PacifiCare's input and approval.

            Provide Business Continuity Plan input with respect to physical design considerations.

            Document Business Continuity standards and procedures subject to PacifiCare's final approval.

            Work with PacifiCare to incorporate security measures, as defined for normal operations, into the Business Continuity Plan.


                                              *CONFIDENTIAL TREATMENT REQUESTED
                                      139.

            Assist PacifiCare in the development of technology strategies to meet PacifiCare business unit continuity requirements. Regularly ([...***...]) review such continuity requirements to update the Business Continuity Plan.

            Maintain and update the Business Continuity Plan to reflect addition of New Equipment for which Supplier is responsible.

            Assume responsibility for implementing, maintaining, evolving, upgrading and testing the plans.

            Assume coordination and administrative responsibility for third party Suppliers utilized by PacifiCare in the performance of testing.

            Propose Business Continuity Plan modifications and perform problem resolution and re-testing of all unsuccessful test components in timely manner. At PacifiCare's request, this may include additional tests.

            For PacifiCare and Supplier, maintain a list of key personnel contacts and notification procedures.

            Train Supplier and PacifiCare personnel in Business Continuity procedures and implement a process to obtain immediate access to such procedures in a crisis situation.

            Maintain current, without exception, all contingency policies and procedures for the Services for which Supplier is responsible.

            TESTING, DECLARATION, AND OTHER DUTIES.

            In addition to the responsibilities set forth in this Section, Supplier's responsibilities shall include the following:

            Establish joint test objectives with PacifiCare designed to verify that PacifiCare's systems for which Supplier is responsible shall be available within established timeframes.

            Subject to the availability of the PacifiCare-designated Business Continuity test site, schedule and conduct tests of the Business Continuity Plan at least annually in cooperation with PacifiCare and its designees and Business Continuity provider. Supplier shall schedule testing dates with PacifiCare's approval, which shall not be unreasonably withheld. PacifiCare and its representatives shall be given the opportunity to observe and participate in the tests.

            Operate the Services during periodic Business Continuity tests.

            Provide PacifiCare with a formal report of the test results within thirty days of each test and report feedback from End-Users as to the adequacy of backup for their respective areas. Such formal report shall include a plan and a schedule for implementing such plan to remedy any gaps revealed during testing. Supplier shall update the Business Continuity Plan to remedy defects identified during testing.


                                              *CONFIDENTIAL TREATMENT REQUESTED
                                      140.

            For PacifiCare Service Locations, identify disasters to PacifiCare immediately upon identification and consult with PacifiCare for declaration. PacifiCare shall be responsible for declaration of disasters with respect to PacifiCare Service Locations.

            For all facilities for which Supplier has oversight responsibility, declare disasters in accordance with procedures existing at the time of declaration and notify PacifiCare of situations that may escalate to disasters as soon as practicable.

            Determine, in accordance with the Business Continuity Plan, what business continuity resources to deploy in the event of a disaster, and conduct, supervise, and administer the operation and implementation of such resources.

            In the event of a disaster, execute the Business Continuity Plan including assumption of the responsibility to operate the Equipment restoring the Software, and providing the functions in accordance with the Business Continuity Plan.

            Provide a single point of contact for Business Continuity related communications and activities that are Supplier's responsibility.

            [...***...]

            Identify opportunities for improvement and efficiencies in Business Continuity functions.

            Generate a report following each and any Business Continuity test or disaster measuring performance against the Business Continuity Plan and identification of problem areas and plans for resolution.

            Following any crisis, conduct a post-crisis meeting with PacifiCare to understand that cause of the crisis and develop plans to eliminate or mitigate future occurrences.

      27.   ASSET INVENTORY MANAGEMENT AND MAINTENANCE:

            SUPPLIER'S SOLUTION DESCRIPTION:

            The Supplier inventory tracking service shall address PacifiCare's requirements for Equipment and Software asset tracking and inventory tracking services. Tracking and making optimal use of the IT inventory is central to the effective management of any computing environment. [...***...].

            MAINTENANCE OF DATA

            The first step Supplier shall take is to [...***...] Combined with the enterprise operating procedures and


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                                      141.

            processes that are used by the Supplier, Supplier shall [...***...].

            Supplier shall use two methods to maintain the accuracy of the inventory data: [...***...]. Supplier shall implement a manual entry process. Whether an IMAC has takeN place or a Equipment change has occurred as the result of a break/fix event, the changes shall be recorded within Supplier's asset management database. This shall assist the Help Desk agents [...***...]. The Help Desk agents shall receive an [...***...]:

            [...***...]



            PACIFICARE'S FUNCTIONAL REQUIREMENT:

            SUPPLIER AND/OR PACIFICARE DATA CENTER.

            Supplier's responsibilities to provide asset inventory management and maintenance for Supplier and PacifiCare Data Centers shall include the following:

            Establish and maintain proper and adequate facilities, Equipment (excluding Equipment to be supplied by PacifiCare) and supplies at the Supplier Data Center, and a properly trained and appropriately sized management and support staff.

            Properly manage, coordinate, oversee (and inform PacifiCare of the results) with respect to maintenance, testing and monitoring of facilities systems, air handlers and uninterruptible power supply systems at the Supplier Data Centers and PacifiCare Data Centers operated by Supplier.

            Provide physical security for the Supplier Data Center as more fully described in Section B.17 of this Statement of Work.

            Create, update and maintain complete documentation (e.g., of inventories, cabling and installed Equipment diagrams) of the PacifiCare Equipment that is part of Supplier's responsibilities. Use computer aided drafting (CAD) Software tools for changes to existing documentation and newly created documentation created by Supplier.

            Provide physical access strategies and standards for the Data Center, working with PacifiCare's Facilities department as required.



                                              *CONFIDENTIAL TREATMENT REQUESTED
                                      142.

            Initiate and track requests for space, power and other Data Center modifications in support of Equipment installations.

            [...***...]

            SUPPLIER EQUIPMENT AND SUPPLIER SOFTWARE.

            In accordance with the Change Management Procedures, Supplier shall, at Supplier's cost, add, replace, and upgrade Supplier Equipment and Supplier Software that Supplier deems necessary to perform the Services and meet the Service Levels.

            Supplier shall create and maintain property removal passes for Equipment per the Policies and Procedures Guide.

            EQUIPMENT MAINTENANCE AND SUPPORT.

            Supplier shall provide, or arrange for qualified third parties to provide maintenance for Equipment for which Supplier is otherwise responsible hereunder as necessary to keep such Equipment in good operating condition and in accordance with manufacturer's specifications or other agreements as applicable, so that such Equipment shall qualify for the manufacturer's standard maintenance plan upon sale or return to a lessor. PacifiCare shall be responsible for additional costs and expenses, if any, to bring PacifiCare-supplied Equipment up to such standards if such Equipment doesn't meet such standards on the Cutover Date. Such maintenance shall be performed in accordance with the Change Management Procedures, so as to minimize the disruption to PacifiCare's normal business processes. Supplier's responsibility for such functions shall also include the following:

            Supplier shall manage the third party service providers that provide support.

            Supplier shall plan, order install, test and maintain all Equipment at Supplier-operated Data Center and work with third parties to resolve Equipment problems. Supplier's responsibilities include tracking configurations of Equipment and peripherals and maintaining complete configuration documentation of the Supplier-operated Data Center using CAD Software tools. In addition, Supplier is expected to provide complete Supplier-operated Data Center support for all environmental Equipment at the Supplier Data Center.

            With respect to distributed Equipment for which Supplier is otherwise responsible hereunder, Supplier shall provide break/fix, support, advice and assistance to End-Users. Supplier shall correct all problems associated with failure or maintenance of such Equipment. Supplier shall install PacifiCare-supplied upgrades for such distributed computing-related Equipment at the Service Locations. Supplier shall maintain a level of documentation that reflects the complexity and diversity of the environment and facilitates the Equipment support process.

            Supplier shall be responsible for coordinating rollouts and upgrades of Equipment. Supplier shall be responsible for coordinating any testing, scheduling, and installation integration of these products. Supplier shall also perform full testing after installation and provide proper back-out procedures. [...***...]



                                              *CONFIDENTIAL TREATMENT REQUESTED
                                      143.

            With respect to the distributed computing environment, Supplier shall procure (if requested by PacifiCare), install and maintain Equipment, peripherals, file servers, gateways, and network / communications Equipment. With respect to Equipment connected to the network, Supplier shall maintain Equipment, peripherals, file servers, frame relay circuits, gateways, network/communications Equipment.

            Supplier shall perform the decommissioning and removal of distributed Equipment and shall coordinate with PacifiCare and advise on effective technology re-use when appropriate and feasible. Such decommissioning and removal shall be performed in an environmentally sound manner.

            Supplier shall maintain an effective inventory of all spare parts and Equipment used to support the Equipment for which Supplier has maintenance responsibility, and track such inventory in an inventory management database system. This inventory shall be adequate to allow Supplier to meet or exceed the PacifiCare Service Levels.

            Supplier shall perform all operations required to support the refresh and cascading of Equipment associated with providing the Services throughout PacifiCare's operations. This shall include: planning, associated change management and problem management, de-installation, reinstallation, configuration, staging, and user orientation as otherwise specified hereunder.

            ASSET INVENTORY/CONFIGURATION MANAGEMENT.

            Supplier shall conduct a wall-to-wall inventory of all Services Equipment and Software provided or managed by Supplier and deployed at the Service Locations as described below. Once PacifiCare approves the inventory pursuant to provisions of the PacifiCare Service Level Schedule, Supplier shall maintain the asset inventory management database for all Equipment and Software provided or managed by Supplier and deployed at the Service Locations pursuant to provisions of the PacifiCare Service Level Schedule. Supplier shall provide PacifiCare with online access to the asset inventory management database, produce periodic reports as necessary, and respond in a timely manner to queries and requests concerning the inventory data or supporting information. Supplier shall complete the Initial Inventory, and maintain the asset inventory database in accordance with and within the timeframes specified in the Service Level Schedule. This responsibility shall include the following:

            [...***...]

                  7. Resource Category identifier


                                              *CONFIDENTIAL TREATMENT REQUESTED
                                      144.

                  8. Standard/Non-Standard designation

                  9. Mission critical designation - Provided by PacifiCare

                  10. Unique bar code identification number

                  11. Equipment manufacturer and model number

                  12. Peripherals

                  13. Upgrades

                  14. Operating system

                  15. Application Software

                  16. Protocol

                  17. Ownership and in-service date provided by PacifiCare for existing assets

                  18. Lease holder and lease term. - Provided by PacifiCare

                  19. Maintenance provider and information

                  20. Physical location

                  21. PacifiCare customers

                  22. Business unit / Department Number- Provided by PacifiCare

                  23. Phone number - Provided by PacifiCare

                  24. Assigned IP address

                  25. Faceplate ID

                  26. Hub port

            On a periodic basis, update inventory database by, to the extent enabled in the PacifiCare approved enterprise management system provided by Supplier, electronically polling devices attached to LANs.

            Ongoing inventory reconciliation via random inventory verifications, verification of local inventories when performing Equipment installations, etc.

                  Verify inventory information upon request for on-site service

      28.   OPERATIONS DOCUMENTATION:

            SUPPLIER'S SOLUTION DESCRIPTION:


                                      145.

            Supplier's standard delivery model for operational documentation includes maintaining and updating the existing operational documentation for all operations procedures and services that are in-scope. In addition, where operational documentation does not exist for in-scope services, Supplier shall establish and then maintain documentation, with PacifiCare's concurrence. During Transition Period, transfer of knowledge relating to procedures and policies that are specific to PacifiCare shall be merged with current Supplier procedures and then documented for use in support of PacifiCare. [...***...].

            PACIFICARE'S FUNCTIONAL REQUIREMENT:

            OPERATIONS DOCUMENTATION. Supplier shall develop all new systems documentation, and End-User based documentation so as to be accessible by soft copy. Supplier shall maintain current documentation in hard and soft copy on all operations procedures, services, Equipment and Software for which Supplier is responsible. Supplier's responsibilities shall include:


                  During the Transition Period Supplier shall review and update operational procedures with the operations and PacifiCare staff, as appropriate.

                  Document operations procedures and services. All old and new applications operations instructions shall be created or updated.

                  Document application procedures that affect operations.

                  Document End-User procedures that affect operations.

            all documentation for which Supplier is responsible, and subject to PacifiCare's review and approval, develop and enforce documentation standards. Supplier shall regularly audit documentation for completeness and accuracy in order to verify that all documentation is present, organized, readable, and updated. The resulting audit findings shall be reported to PacifiCare on a regular basis. Where it is determined that documentation is inaccurate (e.g., erroneous or out of date), Supplier shall correct such documentation. To the extent Supplier is otherwise responsible to provide support, advice and assistance to End-Users hereunder, Supplier shall do so consistent with current documentation. All documentation maintained by Supplier shall be subject approval by PacifiCare and shall conform to documentation standards agreed upon between PacifiCare and Supplier.

      29.   ORDER FULFILLMENT:

            SUPPLIER'S SOLUTION DESCRIPTION:

            [...***...]



                                              *CONFIDENTIAL TREATMENT REQUESTED
                                      146.

            [...***...].

            PACIFICARE'S FUNCTIONAL REQUIREMENT:

            Supplier shall provide pre-acquisition consulting including consulting on compatibility and infrastructure requirements. Supplier shall forecast PacifiCare Services processing requirements, process End-User requests, configure Equipment, and order (if requested by PacifiCare). Supplier shall be responsible for verifying that appropriate PacifiCare approvals have been obtained and scheduling installations, and PacifiCare Facilities preparation. Supplier shall perform such procurement functions in accordance with the following:

            Supplier shall procure in accordance with the Change Control Procedures PacifiCare standard (or other configurations as PacifiCare may request) Equipment in accordance with the following:

            Catalog Procedures. In order to facilitate PacifiCare's production of orders, Supplier shall provide a catalog of the PacifiCare Standard Equipment and Software, with current prices, in both an electronic and hard copy format.

            Delivery of Orders. PacifiCare shall send its orders for products to Supplier in accordance with procedures agreed to by the Parties in advance and set forth in Schedule 13.3, Policy and Procedures Manual.. Supplier shall not accept or place any order that is not pursuant to a PacifiCare Approved Request.

            Order Content. Each order shall be numbered or uniquely identified and shall include at least the following items whenever such item is applicable to the product items and related Services covered by such order: the date of the order; the delivery dates and dates of performance of required preparatory services; a complete list of the product items covered by the order, specifying, attaching or referencing the quantity, model number, name or identification number, and description; the charge for each product item; shipping instructions; the location to which the products shall be delivered and installed; and the scheduled installation date.

            Installation Date(s). Installation dates for servers shall be as specified in each order, or, if not specified, as mutually agreed upon. Installation dates for PCs shall be as specified in each order, or, if not specified, [...***...]. Supplier shall cause the Equipment to be delivered to PacifiCare's designated location required preparatory services on or before the dates specified. PacifiCare shall provide a secure location for the Equipment to reside at each designate location. Equipment and Software shall not be considered installed until the Equipment or Software operates in accordance with its documentation and PacifiCare guidelines.

            Order Terms. Supplier shall immediately acknowledge receipt of each order and shall be bound by such order to procure in accordance with the Change Control Procedures or Change Management Procedures as appropriate the product items and provide related Services provided therein, unless Supplier notifies PacifiCare of reasonable objections to the requirements of such order in writing within [...***...] of the receipt of such order.



                                              *CONFIDENTIAL TREATMENT REQUESTED
                                      147.

            Order Changes. If PacifiCare cancels or withdraws an order for any non-Supplier product item after the time that such product is shipped to PacifiCare, Supplier may invoice PacifiCare for Out-of Pocket costs and reasonably related administrative expenses, as disclosed to PacifiCare prior to the cancellation or withdrawal and which Supplier cannot reasonably avoid or mitigate.

            Order Tracking. Supplier shall track technology orders, including verifying the technical integrity of the order, examining the order to verify that it constitutes a properly completed PacifiCare Approved Request, processing the order, and following through on delivery.

            [...***...]

            Upon order arrival, configure install, and test in scope distributed Equipment and Software.

            Maintain master Software diskettes or CDs in a central location.

            Maintain and upgrade in scope network Software i.e., the operating system, mail systems, gateway and communication Software.

            Plan installation of computer and environmental Equipment.

            Notify users of new Software availability.

                  Design, configure, install and test all new file servers and Equipment. This includes proper coordination to provide that connectivity is ready, data center or server room space has been coordinated, as well as physical set up of associated Equipment and Software.

      30.   DATA RETENTION


            PACIFICARE'S FUNCTIONAL REQUIREMENT:

            Notwithstanding the standard retention requirements, for any Data that shall be retained as required by law, by the order of a court or similar judicial or administrative body, pursuant to a settlement agreement, finding of a court, arbitrator, or mediator, in preparation for or use in a matter relating to litigation or upon the request of PacifiCare, upon notification by PacifiCare, Supplier shall retain the applicable Data, perform the appropriate Backup of Data and ship the relevant media to storage in compliance with the applicable retention notice provided by PacifiCare. The process of Backup and storage will be pursuant to the normal procedures for such Backup and shipment unless otherwise specified by PacifiCare. In the event Supplier's compliance with such non standard retention requirement will result in Supplier incurring an unreasonable expense or cost, the Parties shall mutually agree on the allocation of such expense or cost.



                                              *CONFIDENTIAL TREATMENT REQUESTED
                                      148.

                                    EXHIBIT C

                                    EXHIBIT C

                         PACIFICARE INCLUDED AFFILIATES

Antero Health Plans, Inc.
(an Colorado corporation)

FHP Reinsurance Limited
(a Bermuda corporation)

Health Maintenance Life, Inc.
(a Guam corporation)

PacifiCare of Arizona, Inc.
(an Arizona corporation)

PacifiCare Asia Pacific Insurance Brokers, Inc.
(a Guam corporation)

PacifiCare Behavioral Health of California, Inc.
(a Delaware corporation)

PacifiCare Behavioral Health, Inc.
(a Delaware corporation

PacifiCare of California
(a California corporation)

PacifiCare of Colorado, Inc.
(a Colorado corporation)

PacifiCare Dental of Colorado, Inc.
(a Colorado corporation)

PacifiCare Dental
(a California corporation)

PacifiCare eHoldings, Inc.
(a California corporation)

PacifiCare Health Insurance Company of Micronesia, Inc.
(a Guam corporation)

PacifiCare Health Plan Administrators, Inc.
(an Indiana corporation)

PacifiCare Health Systems Foundation
(a California nonprofit corporation)

PacifiCare Health Systems, Inc.
(a Delaware corporation)

PacifiCare International Limited
(an Irish Company)

PacifiCare Life Assurance Company
(a Colorado corporation)

PacifiCare Life and Health Insurance Company
(an Indiana corporation)

PacifiCare Life Insurance Company
(an Arizona corporation)

PacifiCare of Nevada, Inc.
(a Nevada corporation)

PacifiCare of Ohio, Inc.
(an Ohio corporation)

PacifiCare of Oklahoma, Inc.
(an Oklahoma corporation)

PacifiCare of Oregon, Inc.
(an Indiana corporation)

PacifiCare of Texas, Inc.
(an Oregon corporation)

PacifiCare Ventures, Inc.
(a California corporation)

PacifiCare of Washington, Inc.
(a Washington corporation)

RxConnect Acquisition Corporation
(a California corporation)

RxSolutions, Inc.
(a California corporation)

SecureHorizons USA, Inc.
(a California corporation)

SeniorCo, Inc.
(a Delaware corporation)

                               SCHEDULE 3.1(b)(i)

                              AFFECTED CONTRACTORS


For confidentiality purposes, the information in this schedule will only be accessible to the PacifiCare Supplier Relationship Vice President, the IBM Account Executive, and other personnel (e.g., Human Resources, Legal, etc.) as deemed necessary.


[...***...]



                                               *CONFIDENTIAL TREATMENT REQUESTED

                              SCHEDULE 3.1(b)(ii)

                               AFFECTED EMPLOYEES


For confidentiality purposes, the information in this schedule will only be accessible to the PacifiCare Supplier Relationship Vice President, the IBM Account Executive, and other personnel (e.g., Human Resources, Legal, etc.) as deemed necessary.

[...***...]





                                               *CONFIDENTIAL TREATMENT REQUESTED

                                  SCHEDULE 3.5

             TECHNICAL ARCHITECTURE AND PRODUCT STANDARDS PROCEDURES

[PACIFICARE LOGO]



                                 ENTERPRISE-WIDE
                             TECHNICAL ARCHITECTURE
                                       FOR
                            PACIFICARE HEALTH SYSTEMS


                               [PACIFICARE LOGO]


                          DOMAIN ARCHITECTURE DOCUMENT

                                GOVERNANCE DOMAIN

                                  [...***...]




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                                     Page 1

TABLE OF CONTENTS

GOVERNANCE DOMAIN ARCHITECTURE..................................................     3

  About This Document...........................................................     3
  Document History..............................................................     3
  Related Documents.............................................................     3
  Governance Domain Participants................................................     3
  Governance Domain Definition..................................................     5
  Governance Domain Vision......................................................     5
  Governance Domain Executive Summary...........................................     5
  Governance Principles.........................................................     7
  Governance Organizations......................................................     8
    Key Architecture Entities...................................................     9
    Architecture Oversight Bodies...............................................    12
  Governance Processes..........................................................    15
    Management Processes........................................................    16
    Consulting Processes........................................................    23
    Communication Processes.....................................................    25
  Gap Analysis..................................................................    29
  Appendices....................................................................    32
    Appendix 1. Roles and Responsibilities for Enterprise Architecture Processes    32
    Appendix 2. EWTA Domain Ratification and Maintenance Process................    32
    Appendix 3. EWTA Exception Management and Compliance Process................    32

                         GOVERNANCE DOMAIN ARCHITECTURE


ABOUT THIS DOCUMENT

The Governance Domain details the principles, organizations, roles and responsibilities, services, processes and the workflow for the PacifiCare Health Systems (PacifiCare) Enterprise Architecture (EA).


DOCUMENT HISTORY

Version        Date           Team Member               Reason
[...***...]    [...***...]    [...***...]               [...***...]


RELATED DOCUMENTS

Document Title       Relevance         Owner             How to obtain
[...***...]          [...***...]       [...***...]       [...***...]




GOVERNANCE DOMAIN PARTICIPANTS

      DOMAIN TEAM LEADER: [...***...]

      DOMAIN PARTICIPANTS: [...***...]





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      CORE TEAM COORDINATOR: [...***...]




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GOVERNANCE DOMAIN DEFINITION

Te Governance Architecture details the overall governance process for PacifiCare's Enterprise Architecture (EA), including the various oversight committees and their roles/responsibilities. Governance is the framework for defining who is responsible for what and how decisions are made related to the evolution of PacifiCare's Enterprise-Wide Technical Architecture (EWTA). It is also the mechanism for ensuring compliance with the principles set forth in the conceptual architecture and various domain architectures.

The terms EWTA and EA are utilized extensively throughout this document. EWTA refers to the principles, standards and technology elements that make up PacifiCare's architecture, i.e., "the What". EA refers to the governance of the processes, touchpoints, and organizations that determine how the architecture operates at PacifiCare, i.e., "the Who, What, Where and When."


GOVERNANCE DOMAIN VISION

PacifiCare facilitates the evolution of its technology infrastructure via proactive and unified governance of the EWTA by all stakeholders. The conceptual and domain design principles, which make up the EWTA, are the primary criteria for decisions related to evolution of the EWTA and will be employed by all stakeholders.


GOVERNANCE DOMAIN EXECUTIVE SUMMARY

EA Governance consists of four key elements: the EWTA, governance principles, organizations and processes that must be established and maintained to insure effective and sustainable governance and evolution of the ETWA. The following describes each of these key EA Governance elements:

   - EWTA - Consists of the Common Requirements Vision (CRV), Conceptual Architecture principles (CA), Domain Architecture design principles, standards, products, design patterns and technology roadmaps that guide PacifiCare's IT investments. [...***...]




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[...***...]

   - GOVERNANCE PRINCIPLES - Guiding principles for governance of the evolution of PacifiCare's EA. The principles provide a context for consistent architecture and program management decision-making.

   - ORGANIZATION - The organizations that make up PacifiCare's EA function, their roles and responsibilities and the services they provide.

   - PROCESSES - The processes and workflow for the services that make up EA at PacifiCare. These include strategy, EWTA maintenance, EWTA compliance, administration, project architecture, communications, knowledge management, and training processes.



Figure 1 graphically depicts the elements EA Governance:

                             FIGURE 1. EA GOVERNANCE

                           [GRAPHIC OF EA GOVERNANCE]




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
GOVERNANCE PRINCIPLES

The following governance principles will guide the establishment and evolution of PacifiCare's EA governance process:

      1. UNIFIED. [...***...]

      2. INCLUSIVE. [...***...]

      3. COMPREHENSIVE. [...***...]

      4. EVOLUTIONARY. [...***...]

      5. COLLABORATIVE. [...***...]

      6. ACCESSIBLE. [...***...]

      7. EFFICIENT. [...***...]




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GOVERNANCE ORGANIZATIONS
(ARCHITECTURE ORGANIZATIONS, ROLES AND RESPONSIBILITIES)

There are a number of entities that are critical to the management of the PacifiCare EA. In addition there is a hierarchy of architecture oversight bodies responsible for the maintenance of and compliance to the EWTA. These are depicted and described below:

[...***...]




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[...***...]






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[...***...]







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[...***...]







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[...***...]





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[...***...]







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[...***...]






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GOVERNANCE PROCESSES
(ARCHITECTURE PROCESSES AND WORKFLOW)

There are eight EA core processes. [...***...]






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
MANAGEMENT PROCESSES

Management processes define, develop, evolve and manage the EA for the enterprise.

   - STRATEGY - As business direction and IT strategy of PacifiCare evolve, the IT Executive and EA Teams work to ensure that the vision and strategic intent of EA evolve to meet these changing business needs.

[...***...]






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   -  ADMINISTRATION - Administration encompasses the day-to-day EA governance activities performed by the EA Team to ensure effective operation of the EWTA at PacifiCare.

[...***...]







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[...***...]






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   -  MAINTENANCE - The ARB governs evolution of the EWTA to ensure that it is responsive to changes in PacifiCare's business environment and the technology market. The ARB authorizes the EA Team to update the EWTA to continually align PacifiCare's technology standards and products with the goals and objectives of the business and the changing technology marketplace. Appendix 2. EWTA Domain Ratification and Maintenance Process flowcharts the EWTA Maintenance process and responsibilities.

[...***...]






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[...***...]







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   -  COMPLIANCE - Compliance is crucial to the long-term success of the EA because it details the means by which the EWTA technology standards and products will be adhered to throughout the enterprise.

[...***...]






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[...***...]







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
CONSULTING PROCESSES

Consulting processes support the application and utilization of the EWTA standards and EA methodology throughout the enterprise.

   - PROJECT ARCHITECTURE - The EA Team provides support to Project Architects on large Technology and Application Software projects to assist them with their architecture needs. The Project Architect position is both strategic and tactical in nature. From the strategic perspective, the Project Architect provides alignment with the EWTA and overall architectural leadership and vision for the project team. From the tactical perspective, the Project Architect must transform conceptual architectural vision into concrete deliverables used by the project, program, development, infrastructure, logistics, and business teams.

[...***...]





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TRAINING - The EA Team establishes an architecture training framework to align training offerings with architectural principles and standards and promote overall architecture education within the IT community.

[...***...]







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COMMUNICATION PROCESSES

Communication processes support the means for EA information dissemination and sharing throughout the enterprise and promote awareness and understanding of the EA process and guidelines.

   - KNOWLEDGE MANAGEMENT - The EA Team provides a readily accessible and useable EA knowledge base that stores, manages and makes available the EWTA principles, standards, methodologies, templates, tools and other resources that comprise the EA.

[...***...]





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[...***...]








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   -  COMMUNICATIONS - A consistent, broadly shared and readily available view of the EA is critical to building organizational understanding and adoption of EA processes within PacifiCare. Promoting a shared understanding requires a focused and ongoing communications effort.

[...***...]






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[...***...]






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GAP ANALYSIS

The Gap Analysis provides a description of the gaps between current state of EA Governance and the ideal state as outlined in this document as of September of 2001. [...***...]





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[...***...]







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[...***...]






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
APPENDICES




APPENDIX 1. ROLES AND RESPONSIBILITIES FOR ENTERPRISE ARCHITECTURE PROCESSES

[...***...]


APPENDIX 2. EWTA DOMAIN RATIFICATION AND MAINTENANCE PROCESS

[...***...]


APPENDIX 3. EWTA EXCEPTION MANAGEMENT AND COMPLIANCE PROCESS

[...***...]


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
                                   APPENDIX 1
                   ROLES AND RESPONSIBILITIES FOR ENTERPRISE
                             ARCHITECTURE PROCESSES


[...***...]







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
                                   APPENDIX 2

                EWTA DOMAIN RATIFICATION AND MAINTENANCE PROCESS

[...***...]




                                               *CONFIDENTIAL TREATMENT REQUESTED

                                   APPENDIX 3
                EWTA EXCEPTION MANAGEMENT AND COMPLIANCE PROCESS


[...***...]






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
                                 SCHEDULE 3.8(a)

                                                              New York, New York
                                                               December 31, 2001


                                 PROMISSORY NOTE

                  The undersigned, International Business Machines Corporation, a New York corporation having offices at Route 100, Somers, New York 10589 (the "Maker"), for value received and in consideration of the execution of a certain Information Technology Services Agreement, dated December 31, 2001 (the "Agreement"), between the Maker and Pacificare Health Systems, Inc., a Delaware corporation with its principal place of business at 3120 West Lake Center Drive, Santa Anna, California 92704 ("PHS"), promises to provide to PHS credits for the latter's payment for the services specifically described and delineated in the Agreement (respectively the "Credits" for the "Services"), commencing with the payment of the first monthly invoice under the Agreement for Base Services (as defined in the Agreement), and continuing thereafter for a period of forty two
(42) consecutive months, subject to the conditions precedent set forth below.

                  The provision by the Maker of such Credits for payment for such Services by PHS is expressly subject to, and conditioned upon the following: (i) PHS is not in breach of its material obligations under the Agreement at the time that any such Services are to be provided and (ii) the PHS monthly fee payment due to Maker under the Agreement for Base Services is timely made in accordance with Sections 17.2 and 17.7 of the Agreement . Provided that the foregoing conditions precedent have been fulfilled, Maker will provide such Credits provided pursuant to this Note and the Agreement in accordance with the following schedule:

                      Year One (1):                               [...***...]
                      Year Two (2):                               [...***...]
                      Year Three (3):                             [...***...]
                      First Six (6) months of year Four (4):      [...***...]

                  The Maker and PHS agree that, to the extent that the Maker and PHS determine that the actual net book value of the assets purchased pursuant to
Section 3.8 of the Agreement (the "Assets") is less than forty-two million dollars ($42,000,000.00), then the Credits issuable pursuant to this Note shall be reduced proportionately by the amount of the difference between forty-two million dollars ($42,000,000.00) and the actual net book value of the Assets, as determined by the Maker and PHS. The Maker and PHS will cooperate with one another and shall use all reasonable efforts to make a final determination as to such net book value as soon as reasonably practicable following the date hereof.

                  This Note evidences obligations incurred under, and is subject to, secured by and entitled to the benefits provided by the terms and conditions of the Agreement, to which Agreement reference is hereby made for a statement of said terms and provisions. The terms and provisions of the Agreement are incorporated herein, to the extent applicable.

                  PHS agrees that it will look solely to the Credits for the payment of this Note, and no other property or assets of the Maker or of any person, firm or entity, disclosed or undisclosed, shall be subject to any enforcement procedure for the satisfaction of the remedies of PHS under this Note.

                  In the event that the Maker fails to provide the Services as provided in the Agreement, or if the Maker is in default under any other provision of the Agreement, PHS shall be entitled to those remedies specifically afforded to it and provided by in the Agreement or at law or in equity.

                  Subject to the next sentence, in the event of the termination of the Agreement, this Note will be of no further force or effect, and IBM's obligations under this Note shall be deemed fully satisfied without any further provision of Credits for Services or otherwise. In the event of the termination of the Agreement by PHS pursuant to


                                              * CONFIDENTIAL TREATMENT REQUESTED

Section 24.3 (a) of the Agreement, any outstanding Credits issuable hereunder may, at the option of PHS, be used to reduce (i) the aggregate purchase price for the re-purchase of the Assets from the Maker in accordance with Section 25.2 of the Agreement; and (ii) fees for Termination Assistance Services payable pursuant to Section 26.2 of the Agreement.


                  Presentment, notice of dishonor, protest and notice of protest are hereby waived.

                  This Note may not be changed or terminated orally and no waiver of any provision hereof shall be valid unless in writing signed by the Maker and PHS.



                                             INTERNATIONAL BUSINESS MACHINES
                                             CORPORATION



                                             By:______________________________

                                                     Title:

                                 SCHEDULE 3.8(b)

                                 SCHEDULE 3.8(b)


                       GENERAL ASSIGNMENT AND BILL OF SALE

THIS GENERAL ASSIGNMENT AND BILL OF SALE, dated as of December 31, 2001, is between PACIFICARE HEALTH SYSTEMS, INC., a Delaware corporation with its principal place of business at 3120 W. Lake Center Drive, Santa Ana, California, 92704 ("SELLER"), and INTERNATIONAL BUSINESS MACHINES CORPORATION, a New York corporation with its principal place of business at Route 100, Somers, New York 10589 ("PURCHASER").

                                   WITNESSETH:

WHEREAS, Purchaser and Seller are entering into an agreement of even date herewith whereby Purchaser will provide Seller with various information technology services (the "Services Agreement"); (capitalized terms not defined herein shall have the meanings ascribed to them in the Services Agreement);

WHEREAS, pursuant to the Services Agreement, Seller has agreed to sell, and Purchaser has agreed to purchase, on the Effective Date, the assets described in
Exhibit 1 to this General Assignment and Bill of Sale (the "ASSETS"); and

WHEREAS, Seller desires to transfer and assign the Assets and Purchaser desires to accept the transfer and assignment thereof.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller hereby irrevocably sells, transfers, conveys, and assigns to Purchaser all of Seller's right, title, and interest in the Assets, free of all liens except Permitted Liens, to have and to hold the same unto Purchaser, its successors, and assigns, forever.

Purchaser hereby accepts the sale, transfer, conveyance, and assignment of the Assets.

At any time or from time to time after the date hereof, at Purchaser's request and without further consideration, Seller shall execute such other instruments of transfer, conveyance, assignment, and confirmation, provide such materials and information and take such other actions as Purchaser may reasonably deem necessary or desirable in order more effectively to transfer, convey, and assign to Purchaser, and confirm Purchaser's title to, all of the Assets, and to the full extent permitted by law, to permit Purchaser to exercise all rights with respect thereto. Seller represents that it owns, and has good and valid title to, the Assets, and Seller shall indemnify and defend Purchaser from i) all claims that the Assets infringe upon the intellectual property rights of any third party, ii) all claims by third parties with respect to Seller's valid title to the Assets, and iii) and all claims by third parties demanding the satisfaction of Permitted Liens with respect to the Assets, provided that, in each case, Purchaser complies with the indemnification procedures set forth in
Section 27.3 of the Agreement.

This General Assignment and Bill of Sale may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

The rights and obligations of the Parties under this General Assignment and Bill of Sale shall be governed in all respects by the laws of the State of California exclusively, as such laws apply to


                                       1.

contracts between California residents performed entirely within California. Supplier agrees that it shall only bring any action or proceeding arising from or relating to this Agreement in a federal court in the Central District of California or in state court in Los Angeles, California, and Supplier irrevocably submits to the personal jurisdiction and venue of any such court in any such action or proceeding or in any action or proceeding brought in such courts by PacifiCare.

IN WITNESS WHEREOF, the undersigned have caused their duly authorized officers to execute this General Assignment and Bill of Sale on the date first written above.

PACIFICARE HEALTH SYSTEMS, INC.         INTERNATIONAL BUSINESS MACHINES
                                        CORPORATION



By:                                     By:
   --------------------------------        -------------------------------------
         [NAME]                               [NAME]

Title:                                  Title:
      -----------------------------           ----------------------------------




                                       2.

                EXHIBIT 1 TO GENERAL ASSIGNMENT AND BILL OF SALE


The "Assets" are the information-technology-related assets used in connection with Seller's provision of internal information technology services prior to the Effective Date, which assets Purchaser will use to provide Services pursuant to the Services Agreement, as such assets are contemplated by the RFP issued by Seller in connection with the transactions contemplated by the Services Agreement and as described in materials previously provided by Seller to Purchaser.



                                       3.

                                 SCHEDULE 3.9(b)

PacifiCare / IBM Confidential



                                 SCHEDULE 3.9(b)

                                     REPORTS

Without limiting or altering Supplier's responsibility to provide any reports, updates, invoices or similar documentation to PacifiCare as set forth in the Agreement or any exhibit, schedule or attachment thereto, and without limiting any of Supplier's other responsibilities as set forth in the Agreement or any exhibit, schedule or attachment thereto, Supplier shall provide PacifiCare the reports set forth in this Schedule 3.9(b) (the "REPORTS") in accordance with the terms of this Schedule 3.9(b) and Appendix 1 hereto.

Supplier shall not change or discontinue producing any Report without the approval of PacifiCare.

Supplier shall work with PacifiCare to determine the best means and formats by which to provide Reports, including options such as Web access, online graphical reports, and file transfer. For any Reports not set forth herein or otherwise described in the Agreement or any exhibit, schedule or attachment thereto, PacifiCare and Supplier shall mutually determine the content, format and frequency of such Reports.

All Reports and all contents thereof shall be PacifiCare Data.

1. PRODUCTION REPORTS. Supplier shall produce all reports [...***...] (individually and collectively, "PRODUCTION REPORTS") anD deliver such Production Reports to [...***...].

2. OPERATIONAL REPORTS.

Supplier shall produce operational reports for PacifiCare that describe the operations and Services performed by Supplier ("OPERATIONAL REPORTS"). The Operational Reports shall include:

         (a) SECURITY BREACH REPORT. As set forth in Section 10.4 of the Agreement, Supplier shall deliver to PacifiCare Reports of all security breaches and potential breaches discovered by or made known to Supplier. Supplier shall deliver such Reports regarding security breaches and potential breaches immediately following such breach or the discovery of such breach or potential breach by Supplier.

         (b) ANNUAL SECURITY AUDIT. As set forth in Section 10.2 of the Agreement, Supplier shall provide PacifiCare a Report of each annual security audit performed by Supplier promptly following the completion of such security audit.

         (c) DISASTER RECOVERY TEST SUMMARY. As set forth in Section 16.1 and elsewhere, Supplier shall provide PacifiCare Reports of disaster recovery test and retest results as required pursuant to Section 16.1 of the Agreement and as otherwise conducted by Supplier, which such Reports shall be delivered promptly following any such disaster recover test or retest ("DISASTER RECOVERY TEST SUMMARY REPORTS").

         (d) VARIABLE FEES REPORT AND RELATED REPORTS. During the Term and Termination Assistance Period Supplier shall provide PacifiCare a monthly Variable Fees Report as set forth in Section 17.4 of the Agreement.

         (e) [...***...]



                                              * CONFIDENTIAL TREATMENT REQUESTED

[...***...]

         (f) [...***...].

3. SERVICE LEVEL REPORTS. Supplier shall provide PacifiCare a monthly Service Level Report (as defined in Schedule 8 to the Agreement), as set forth in
Section I.G.1 of Schedule 8 to the Agreement ("SERVICE LEVEL REPORTS"). [...***...].



4. SERVICE LEVEL MANAGEMENT REPORTS.

         [...***...].

5. PROBLEM MANAGEMENT REPORTS. Supplier shall produce a monthly Report containing number and types of problems [...***...].

6. CHANGE MANAGEMENT REPORTS. Supplier shall produce a monthly Report detailing all changes, modifications, updates, revisions and other functions relevant to Change Management Process (as defined in the Policy & Procedures Manual), [...***...].

7. BILLING RESOLUTION REPORTS. As requested by PacifiCare, Supplier shall provide to PacifiCare Reports that shall provide detailed summaries of issues with respect to billing [...***...].

8. PROJECT MANAGEMENT REPORTS. Supplier shall provide Reports regarding the status of all current and planned Projects as set forth in Section H.21 of Exhibit B to the Agreement ("PROJECT STATUS REPORTS").

9. IMAC REPORTS. On a monthly basis, Supplier shall provide PacifiCare a Report that shall detail IMAC (as defined in EXHIBIT B) activity during the preceding month ("IMAC STATUS REPORTS"). [...***...]



                                              * CONFIDENTIAL TREATMENT REQUESTED

[...***...]

10. ASSET MANAGEMENT REPORTS. Beginning ninety (90) days after the Effective Date Supplier completes the inventory pursuant to Section 3.8 of the Agreement, Supplier shall calculate statistics and publish Reports quarterly on all physical assets (including the Assets as set forth in Schedule 3.8 to the Agreement) leased, managed, purchased, or otherwise used by Supplier to perform the Services, including all Equipment and New Equipment acquired by or for Supplier or PacifiCare pursuant to the Agreement, which such Reports shall include a current list of all Service Locations and identify what assets are located or used at each Service Location ("ASSET MANAGEMENT REPORTS").

11. CUSTOMER SATISFACTION REPORTS. Supplier shall provide PacifiCare a monthly Report with respect to the customer satisfaction surveys, results and other related functions as set forth in Exhibit B ("CUSTOMER SATISFACTION AND INITIATIVE Reports").

12. TRANSITION REPORTS.

         (a) TECHNICAL TRANSITION PLAN UPDATE. On the last day of each month during the Transition Period, Supplier shall provide PacifiCare with an updated hard copy Gantt chart detailing the current status of all technical transition tasks ("TECHNICAL TRANSITION PLAN UPDATE").

         (b) TRANSITION STATUS REPORT. On the last day of each month during the Transition Period, Supplier shall provide PacifiCare with a written Report detailing Supplier's status with respect to the Transition Services and Transition Plan ("TRANSITION STATUS REPORTS"), which shall include the following:

                  (i) STATUS SUMMARY - Each Transition Status Report shall include an executive-level summary of transition progress to-date, including an updated summary with respect to the Transition Plan and relevant accomplishments and failures of Supplier with respect thereto.

                  (ii) CRITICAL MILESTONE STATUS - Each Transition Status Report shall include a listing of all Critical Milestones as set forth in Section 4.2 of the Agreement, along with: estimated time to completion of such Critical Milestones, days that each Critical Milestone is overdue, anticipated completion date for each Critical Milestone and related comments.

                  (iii) CRITICAL ISSUES LIST - Each Transition Status Report shall include a listing of all unresolved issues related to the Transition Plan and Transition Services, including those for which PacifiCare has primary responsibility, including due dates, priority lists, identification of the responsible Party for tasks and projects related to the Transition Plan, potential and actual business and Transition Plan execution impact assessment.

13. SYSTEM MONITORING/CAPACITY PLANNING REPORTS. The Supplier shall produce a monthly Report that provides computer resources system monitoring information, to facilitate the PacifiCare capacity planning and risk management process ("SYSTEM MONITORING/CAPACITY PLANNING REPORTS"), which such Reports shall include the following Reports in support of the purposes set forth below:

                  [...***...]



                                              * CONFIDENTIAL TREATMENT REQUESTED

[...***...]


14. CAPACITY AND PERFORMANCE REPORT. In conjunction with Keane, Supplier shall publish a monthly capacity and performance report[...***...]




                                              * CONFIDENTIAL TREATMENT REQUESTED

[...***...]

15. AD HOC REPORTS. Supplier shall produce other reports requested by PacifiCare ("AD HOC REPORTS") as set forth in Exhibit B to the Agreement.

16. SECURITY REPORTS. Supplier shall produce monthly reports for PacifiCare that describe various functions that impact on security ("SECURITY REPORTS"). [...***...]

[...***...]



                                              * CONFIDENTIAL TREATMENT REQUESTED

[...***...]



                                              * CONFIDENTIAL TREATMENT REQUESTED

                          APPENDIX 1 TO SCHEDULE 3.9(b)

The following is a summary of the Reports described in Schedule 3.9(b), the frequency and timing of such Reports and the date Supplier shall begin to deliver such Reports to PacifiCare. Unless otherwise indicated, (1) any Report that is described as "Monthly" shall be due within five (5) days of the beginning of each month of the Term and shall address the appropriate information for the immediately preceding month, (2) any Report that is described as [...***...] (3) any Report that is described as "Weekly" shaLl be due on the Monday immediately following the week for which such Report is provided.


------------------------------------------------------------------------------------------------------------
NO.       REPORT TITLE                           FREQUENCY AND TIMING        COMMENCEMENT DATE FOR REPORTING
------------------------------------------------------------------------------------------------------------
1.        Production Reports                     [...***...]                 Effective Date
------------------------------------------------------------------------------------------------------------
2.        Operational Reports                    [...***...]                 As noted below or as otherwise
                                                                             agreed by the Parties
------------------------------------------------------------------------------------------------------------
2(a)      Security Breach Report                 [...***...]                 Cutover Date
------------------------------------------------------------------------------------------------------------
2(b)      Annual Security Audit                  [...***...]                 Cutover Date
------------------------------------------------------------------------------------------------------------
2(c)      Disaster Recovery Test Summary         [...***...]                 Cutover Date
          Reports
------------------------------------------------------------------------------------------------------------
2(d)      Variable Fees Report and               [...***...]                 Cutover Date
          Related Reports
------------------------------------------------------------------------------------------------------------
2(e)      [...***...]                            [...***...]                 [...***...]
------------------------------------------------------------------------------------------------------------
2(f)      [...***...]                            [...***...]                 [...***...]
------------------------------------------------------------------------------------------------------------
3.        Service Level Reports                  [...***...]                 As provided Schedule 8
------------------------------------------------------------------------------------------------------------
4.        Service Level Management Reports       [...***...]                 As noted below
------------------------------------------------------------------------------------------------------------
4(a)      Annual Earnback Report                 [...***...]                 Cutover Date
------------------------------------------------------------------------------------------------------------



                                              * CONFIDENTIAL TREATMENT REQUESTED

------------------------------------------------------------------------------------------------------------
4(b)      Annual Automatic Adjustment            [...***...]                 Cutover Date
          Report
------------------------------------------------------------------------------------------------------------
5.        Problem Management Reports             [...***...]                 Cutover Date
------------------------------------------------------------------------------------------------------------
6.        Change Management Reports              [...***...]                 Cutover Date
------------------------------------------------------------------------------------------------------------
7.        Billing Resolution Report              [...***...]                 Effective Date
------------------------------------------------------------------------------------------------------------
8.        Project Management Reports             [...***...]                 Cutover Date
------------------------------------------------------------------------------------------------------------
9.        IMAC Reports                           [...***...]                 Cutover Date
------------------------------------------------------------------------------------------------------------
10.       Asset Management Reports               [...***...]                 Cutover Date
------------------------------------------------------------------------------------------------------------
11.       Customer Satisfaction and              [...***...]                 Cutover Date
          Initiative Reports
------------------------------------------------------------------------------------------------------------
12.       Transition Reports                     [...***...]                 Effective Date
------------------------------------------------------------------------------------------------------------
12(a)     Technical Transition Plan Update       [...***...]                 Effective Date
------------------------------------------------------------------------------------------------------------
12(b)     Transition Status Report               [...***...]                 Effective Date
------------------------------------------------------------------------------------------------------------
13.       System Monitoring/ Capacity            [...***...]                 Cutover Date
          Planning Reports
------------------------------------------------------------------------------------------------------------
14.       Capacity and Performance Report        [...***...]                 Cutover Date
------------------------------------------------------------------------------------------------------------
15.       Ad Hoc Reports                         [...***...]                 Effective Date
------------------------------------------------------------------------------------------------------------
16.       Security Reports                       [...***...]                 Effective Date
------------------------------------------------------------------------------------------------------------


                                              * CONFIDENTIAL TREATMENT REQUESTED

                                  SCHEDULE 4.1

                                   PACIFICARE
                            DRAFT TRANSITION SCHEDULE

---------------------------------------------------------------------------------------------------------------------------------
 ID      WBS            Task Name                   Owner      Assisting    Duration        Start         Finish     Predecessors
---------------------------------------------------------------------------------------------------------------------------------
   1     1              PacifiCare Integrated     IBM/Keane       PHS      [...***...]   [...***...]   [...***...]   [...***...]
                        Transition Schedule
---------------------------------------------------------------------------------------------------------------------------------
         [...***...]    [...***...]               [...***...]   [...***...][...***...]   [...***...]   [...***...]   [...***...]
---------------------------------------------------------------------------------------------------------------------------------


                                   [...***...]



                                              * CONFIDENTIAL TREATMENT REQUESTED

                                  SCHEDULE 4.2

                         CRITICAL TRANSITION MILESTONES

Solely for the purposes of Section 4.2 of the Agreement, the following milestones constitute the Critical Transition Milestones and the specific allowable cure period associated with each such milestone:


------------------------------------------------------------------------------------------------
NO.     CRITICAL MILESTONE           COMPLETION DATE --    CURE PERIOD    COMPLETION CRITERIA
                                     NO LATER THAN THE
                                     IDENTIFIED DATE*
---------------------------------------------------------------------------------------------
1.      Hire All Affected            [...***...]           [...***...]      [...***...]
        Employees
---------------------------------------------------------------------------------------------
2.      Migration of NOC to an       [...***...]           [...***...]      [...***...]
        IBM facility
---------------------------------------------------------------------------------------------
3.      Migration of Help Desk       [...***...]           [...***...]      [...***...]
        to an IBM facility
---------------------------------------------------------------------------------------------
4.      Migration of the Data        [...***...]           [...***...]      [...***...]
        Center to an IBM
        facility
---------------------------------------------------------------------------------------------

*Completion dates are subject to any changes in the detailed Transition Plan which are mutually agreed by the Parties.


Limitations.  [...***...]



                                              * CONFIDENTIAL TREATMENT REQUESTED

                                 SCHEDULE 6.3(a)

                                 SCHEDULE 6.3(a)


              FACILITIES SPACE REQUIREMENTS AND RULES & REGULATIONS



A. INTRODUCTION

This Schedule defines the use of PacifiCare Service Locations by Supplier in order to provide Services as well as the Rules and Regulations that must be followed for use of the facilities.


B. FACILITIES PLAN

Initial space requirements will include space that is currently being used by the "in-scope" personnel as of the Effective Date. Within [...***...] of Transition start, Steady State facilities plans and space requirements will be documented.


-----------------------------------------------------------------------------------------------------------------------------------
ITEM #            PACIFICARE       SUPPLIER                    SPACE REQUIREMENTS                    SERVICE(S)      DATES REQUIRED
                 BUILDING AND      PERSONNEL                                                         PROVIDED
                   ADDRESS                          OFFICES        CUBICLES        WAR ROOM/
                                                                                  CONFERENCE
                                                                                     ROOM
-----------------------------------------------------------------------------------------------------------------------------------
[...***...]      [...***...]      [...***...]     [...***...]     [...***...]     [...***...]       [...***...]       [...***...]
-----------------------------------------------------------------------------------------------------------------------------------
[...***...]      [...***...]      [...***...]     [...***...]     [...***...]                       [...***...]       [...***...]
-----------------------------------------------------------------------------------------------------------------------------------
[...***...]      [...***...]      [...***...]     [...***...]     [...***...]                       [...***...]       [...***...]
-----------------------------------------------------------------------------------------------------------------------------------
[...***...]      [...***...]      [...***...]     [...***...]     [...***...]     [...***...]       [...***...]       [...***...]
-----------------------------------------------------------------------------------------------------------------------------------
[...***...]      [...***...]      [...***...]     [...***...]     [...***...]     [...***...]       [...***...]       [...***...]
-----------------------------------------------------------------------------------------------------------------------------------
[...***...]      [...***...]      [...***...]     [...***...]     [...***...]     [...***...]       [...***...]       [...***...]
-----------------------------------------------------------------------------------------------------------------------------------
[...***...]      [...***...]      [...***...]     [...***...]     [...***...]     [...***...]       [...***...]       [...***...]
-----------------------------------------------------------------------------------------------------------------------------------
[...***...]      [...***...]      [...***...]     [...***...]     [...***...]     [...***...]       [...***...]       [...***...]
-----------------------------------------------------------------------------------------------------------------------------------
[...***...]      [...***...]      [...***...]     [...***...]     [...***...]     [...***...]       [...***...]       [...***...]
-----------------------------------------------------------------------------------------------------------------------------------
[...***...]      [...***...]                      [...***...]     [...***...]     [...***...]       [...***...]       [...***...]
-----------------------------------------------------------------------------------------------------------------------------------


                                              * CONFIDENTIAL TREATMENT REQUESTED

C. RULES, REGULATIONS AND RESTRICTIONS AT PACIFICARE SERVICE LOCATIONS

         Supplier agrees to comply with all of the rules, regulations and restrictions set forth below, and with any reasonable amendments or additions thereto as PacifiCare or its landlord may deem necessary from time to time in accordance with Section 6.4 of the Agreement.

         (1) Except in emergency situations, supplier shall refrain from contacting any landlord of PacifiCare for any reason or purpose whatsoever. Whenever any matter provided for herein requires that any such landlord be contacted for approval, consent, or otherwise, Supplier shall so advise PacifiCare and PacifiCare will contact the landlord.

         (2) Except in emergency situations, supplier shall refrain from going onto the roof of any building or building complex in which a PacifiCare Service Location is situated for any purpose without first having obtained the prior written consent of PacifiCare and its landlord.

         (3) General office hours and the business hours of operation in relation to truck dock activity shall be limited to 7:00 a.m. to 9:00 p.m. daily.

         (4) Each of the Supplier's employees and other personnel shall at all times while at any PacifiCare Service Location wear and display a standard identification badge issued to them in a manner that allows easy identification of the employee or personnel. PacifiCare may deny an employee or other Supplier personnel access to any PacifiCare Service Location if current and proper identification is not presented and worn while entering and working at any PacifiCare Service Location.

         (5) Any and all loading and unloading of goods shall be done only at such times, in the areas and through the entrances designated for such purpose by PacifiCare or its landlord.

         (6) Supplier shall not, without first having obtained PacifiCare's and its landlord's prior written consent, make any structural or non-structural interior or exterior alterations, additions, improvements or utility installations (including without limitation, alterations to the plumbing, electrical and other building systems, the boring, cutting or stringing of wires, the laying of linoleum or other floor coverings, the attachment to or suspension from floors, walls or ceilings of curtains, blinds, shades, sunscreens, planters, television sets, telephones, call boxes and other office equipment,) in, on or about any PacifiCare Service Location.

         (7) Supplier shall (a) promptly pay for all costs of alterations or other work done or permitted to be done by it or caused by it to be done on or about any PacifiCare Service Location unless otherwise agreed; (b) keep each PacifiCare Service Location free and clear of any liens arising out of any such alterations or work; and (c) in the event any lien is filed against any PacifiCare Service Location in connection with any alterations or other work done, permitted or caused to be done by Supplier, Supplier shall, at its sole cost and expense, obtain a release bond in the statutorily required amount and issued by a surety approved by PacifiCare and its landlord, immediately after written request to do so from PacifiCare.

         (8) Any and all garbage, trash and refuse shall be kept in the type of container specified by PacifiCare's landlord, and shall be placed in the designated trash enclosures for collection. Supplier shall not burn any trash or garbage of any kind in or about the building or building complex housing any PacifiCare Service Location.

         (9) No satellite dish, antenna or other telecommunications equipment shall be erected in or outside of any PacifiCare Service Location, without in each instance the written consent of PacifiCare and its landlord. Any such equipment so installed without such written consent shall be subject to removal without notice at any time by PacifiCare or its landlord, at the sole cost of Supplier. In the event any such equipment, installed by or at the request of Supplier within any PacifiCare Service Location or elsewhere within the building which houses a PacifiCare Service Location causes interference with or to equipment used by PacifiCare or another tenant within said building, Supplier shall assume and pay or discharge all liability arising from or related to such interference and shall take all necessary actions to eliminate such interference.

        (10) Supplier shall not make or permit to be made any unseemly or disturbing noises, sounds or vibrations or disturb or interfere with occupants of the building housing any PacifiCare Service Location or any building complex which includes such building (collectively, the "Development") by the use of any musical instrument, radio, phonograph, unusual noise, or in any other way. No loudspeakers, televisions, phonographs, radios or other devices shall be used in a manner so as to be heard or seen outside of the PacifiCare Service Location without the prior written consent of PacifiCare and its landlord. Supplier shall conduct its business in a quiet and orderly manner so as not to create unreasonable or unrelated noise.

         (11) Supplier shall not solicit business within the Development by circulars or otherwise, or take any action which would interfere with the rights of other persons to use such facilities without the written consent of Landlord, and shall cooperate with PacifiCare and its landlord to prevent same.

         (12) Supplier shall not place or permit any obstruction in the common areas immediately adjoining any building housing a PacifiCare Service Location without the written consent of PacifiCare and its landlord. Supplier shall not display or sell merchandise, or allow carts, portable signs, signed vehicles, devices or other objects to be stored or to remain outside of any building housing a PacifiCare Service Location without the written consent of PacifiCare and its landlord.

         (13) Supplier and its employees shall be required to park their vehicles in an area designated by PacifiCare and its landlord for such parking. Supplier shall not permit any parking by its employees, agents, subtenants, customers, invitees, concessionaires or visitors on the streets surrounding such building in violation of any ordinances or postings of any public authorities having jurisdiction.

         (14) Supplier shall not cause or permit the existence of any obnoxious or foul odors that disturb the public or other tenants. Should such odors be evident, Supplier shall be required to take immediate steps to remedy same at Supplier's expense.

         (15) Supplier shall not obstruct the sidewalks, entrances, passages, corridors or halls, nor use same for any purpose other than ingress and egress. The halls, passages, entrances and roof are not for the use of the general public, and PacifiCare and its landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of PacifiCare or its landlord shall be prejudicial to the safety, character, reputation or interests of the Development and its tenants, provided that nothing contained herein shall be construed to prevent such access by persons with whom the Supplier normally deals in the ordinary course of its business unless such persons are engaged in illegal activities.

         (16) PacifiCare and its landlord shall have the right to determine and prescribe the weight and proper position of any unusually heavy equipment, including, but not limited to, equipment, libraries, safes, large files, and the like that are to be placed in a PacifiCare Service Location, and only those which in the opinion of PacifiCare or its landlord will not do damage to the floors, structure and/or elevators may be moved into a PacifiCare Service Location. Any damage occasioned in connection with the moving or installing of such aforementioned articles in a PacifiCare Service Location or the existence of same therein shall be paid for by Supplier.

         (17) Any telephone mainline and all cabling and gas lines shall be run only with the prior written approval of PacifiCare and its landlord, and only in accordance with detailed plans which have been submitted to and approved by PacifiCare and its landlord.

         (18) The plumbing facilities installed in any PacifiCare Service Location shall be used only for the purpose for which they were constructed. No foreign substance shall be deposited in any toilet or sink, and the cost of repair from any breakage, stoppage or damage resulting therefrom shall be borne by Supplier.

         (19) Supplier shall not overload the electrical circuit breaker panels.

         (20) When cleaning the glass windows and/or aluminum framing, Supplier must use only mild soap and water and apply with a sponge. No abrasive materials shall be used. If the window frames are aluminum, ammonia must not be used to clean the windows.

         (21) No signs, advertisements or notices shall be exhibited, painted or affixed by Supplier to any PacifiCare Service Center so as to be seen from the outside of such location without the prior written consent of PacifiCare and its landlord. In the event Supplier violates the foregoing, PacifiCare and its landlord may remove same without any liability and may charge Supplier for the cost of such removal.

         (22) Supplier shall not mark, paint, drill into, or in any way deface any part of any PacifiCare Service Location or the rest of the Development.

         (23) The PacifiCare Service Locations shall not be used for manufacturing or for storage of merchandise except as such storage may be incidental to the use of such locations for those uses contemplated by the Agreement. Supplier shall not occupy or permit any portion of any PacifiCare Service Location to be occupied for the manufacture of any illegal substance. The PacifiCare Service Locations shall not be used for any illegal purposes.

         (24) PacifiCare and its landlord shall have the right to prohibit any advertising by Supplier which, in PacifiCare or its landlord's opinion, tends to impair the reputation of any Development, and upon written notice from PacifiCare or its landlord, Supplier shall refrain from or discontinue such advertising.

         (25) Canvassing, soliciting and peddling in any Development are prohibited and Supplier shall cooperate to prevent same.

         (26) All parking ramps and areas, pedestrian walkways, plazas and other public areas forming a part of any Development shall be under the sole and absolute control of PacifiCare's Landlord, who has the exclusive right to regulate and control these areas.

         (27) Suppler shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the PacifiCare Service Locations, nor shall Supplier sunscreen any window without the prior written consent of PacifiCare and its landlord.

         (28) Suppler shall not alter any lock or install any new or additional locks or bolts on any doors or windows of the PacifiCare Service Locations without the written consent of PacifiCare and its landlord; provided that in the event such consent is given, Supplier shall provide PacifiCare with keys to such locks or bolts.

         (29) Supplier shall see that the windows and doors of the PacifiCare Service Locations are closed and securely locked, that all water faucets and other apparatus are entirely shut off, and that, when feasible, all lights and electrical equipment are entirely shut off before leaving, so as to prevent waste or damage.

         (30) Supplier shall exercise due care to protect the PacifiCare Service Locations from theft, robbery or pilferage.

         (31) Supplier shall not place any live load exceeding fifty (50) pounds per square foot on the floor of any PacifiCare Service Location.

         (32) No animals (except for service animals for persons with disabilities) or birds may be brought or kept in or about any PacifiCare Service Location or any building housing a PacifiCare Service Location.

         (33) Supplier shall not use or keep in any PacifiCare Service Location or any building housing a PacifiCare Service Location any kerosene, gasoline or other flammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by PacifiCare or its landlord, except in such quantities and in such containers as are commonly found in offices and are in compliance with all applicable governmental laws, statutes, rules, regulations, ordinances and life, safety and fire codes.

         (34) No commercial cooking for sale to the public shall be done or permitted in any PacifiCare Service Location; nor shall any PacifiCare Service Location be used for the storage of merchandise, for washing clothes or for lodging.

         (35) PacifiCare and its landlord shall have the right to exclude or expel from any PacifiCare Service Location and the building housing any PacifiCare Service Location any person who, in the judgment of PacifiCare or its landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules or regulations of the building housing a PacifiCare Service Location.

         (36) No vending machine or machines of a similar type shall be installed, maintained or operated at any PacifiCare Service Location without the prior written consent of PacifiCare and its landlord, provided that any such consent may be conditioned on Supplier's written undertaking and agreement to indemnify, defend and hold PacifiCare and its landlord harmless from and against any and all liability arising out of or resulting from the acts or omissions of persons supplying goods or services in connection therewith.

         (37) PacifiCare or its landlord shall have the right to control and operate the public portions of the building housing any PacifiCare Service Location, any the public facilities, and heating and air conditioning, as well as any facilities furnished for the common use of all tenants, in such manner as it deems best for the benefit of such tenants.

         (38) All entrance doors in a PacifiCare Service Location shall be left locked when such PacifiCare Service Location is not in use, and all doors opening to public corridors shall be kept closed except for normal ingress and egress thereto and therefrom.

         (39) Supplier shall, upon termination of its possession of any PacifiCare Service Location, surrender all keys thereto to PacifiCare and shall make known to PacifiCare the combination of all combination locks and safes, cabinets and vaults in such PacifiCare Service Location.

         (40) Supplier shall not employ any person for the purpose of cleaning or taking care of such location without the written consent of PacifiCare and its landlord. The janitor of the building housing the PacifiCare Service Location may at all times keep a pass key, and such janitor or other agents of PacifiCare and its landlord shall at all times be allowed admittance to said location.

         (41) Bicycles and other vehicles shall not be permitted in the offices, halls, corridors and elevators in the building housing any PacifiCare Service Location, nor shall any obstruction of sidewalks or entrances of such building by such vehicles be permitted.

         (42) All right, title and interest in and to any alternations made by Supplier to any PacifiCare Service Location shall belong to PacifiCare or its landlord, free and clear of any claim or interest of Supplier.

         (43) Supplier shall not continue to occupy or conduct business in any PacifiCare Service Location beyond the expiration or termination of the lease under which PacifiCare holds such PacifiCare Service Location.

         (44) Supplier shall not use any PacifiCare Service Location for any purpose or activity which has not been specifically provided for or authorized under the Agreement or these Rules and Regulations.

         (45) Supplier shall not cause or permit any hazardous materials to be brought upon, kept or used in or about any PacifiCare Service Location.

         (46) To prevent the generation, growth, or deposit of any mold, mildew, bacillus, virus, pollen or other micro-organisms (collectively, "Biologicals") and the deposit, release or circulation of any indoor contaminants, including emissions from paint, carpet and drapery treatments, cleaning, maintenance and construction materials and supplies, pesticides, pressed wood products, insulation, and other materials and products (collectively with Biologicals, "Contaminants"), that could adversely affect the health, safety or welfare of any tenant, employee or other occupant of the Building or their invitees, Supplier shall, at Supplier's sole cost and expense, at all times (i) operate the Premises in a manner consistent with preventing or minimizing the generation, growth, circulation, release or deposit of any Contaminants, and
(ii) maintain, operate and repair each PacifiCare Service Location in such a manner to prevent or minimize the accumulation of stagnant water and moisture in planters, kitchen appliances and vessels, carpeting, insulation, water coolers and any other locations where stagnant water and moisture could accumulate, and
(iii) otherwise maintain, operate and repair the Premises to prevent the generation, growth, deposit, release or circulation of any Contaminants.

         (47) Supplier shall permit PacifiCare or its landlord to enter any PacifiCare Service Location at reasonable times upon prior notice (except that in the case of emergencies no prior notice shall be required) to examine such location, and to show the same to prospective purchasers, lenders or tenants, to make such repairs, alterations, additions or improvements as may be required in connection with the development or maintenance of said location, without the same constituting an eviction of Supplier or a trespass.

                                  SCHEDULE 7.1

                               ASSIGNED AGREEMENTS
                                       IBM



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     NO.                        SUPPLIER:                        DESCRIPTION:
--------------------------------------------------------------------------------
[...***...]         [...***...]                            [...***...]
--------------------------------------------------------------------------------



                                              * CONFIDENTIAL TREATMENT REQUESTED

                                       2.

                                  SCHEDULE 7.2

                               MANAGED AGREEMENTS



--------------------------------------------------------------------------------
      NO.                     SUPPLIER:                       DESCRIPTION:
--------------------------------------------------------------------------------
[...***...]          [...***...]                         [...***...]
--------------------------------------------------------------------------------



                                              * CONFIDENTIAL TREATMENT REQUESTED

                                   SCHEDULE 8

                            SERVICE LEVEL AGREEMENT

                                   SCHEDULE 8


--------------------------------------------------------------------------------
                             SERVICE LEVEL SCHEDULE
                                      IBM
--------------------------------------------------------------------------------













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Confidential                      Page 1 of 51                           3/15/02

Confidential



                                TABLE OF CONTENTS


I.    GENERAL PROVISIONS:......................................................4


   A.    General:..............................................................4

   B.    Attachments:..........................................................4

   C.    Reporting:............................................................5

   D.    Definitions:..........................................................5

   E.    Notice Requirements for Additions, Deletions and Modifications:.......7

   F.    Service Level Credits:................................................8

   G.    Earn back:............................................................9

   H.    Additions and Deletions of Performance Categories:...................10

   I.    Additions and Deletions of Service Levels:...........................10

   J.    Modifications of Service Level Credit Allocation Percentages for
         Critical Service Levels:.............................................12

   K.    Critical Deliverables:...............................................12

   L.    Commencement of Obligations:.........................................12

   M.    Cooperation:.........................................................12

   N.    [...***...] - Critical Service Levels:...............................13

   O.    Root-Cause Analysis:.................................................13

   P.    Measuring & Monitoring Tools:........................................14

   Q.    Exceptions:..........................................................14

   R.    Exclusions:..........................................................14

II.   CRITICAL SERVICE LEVELS:................................................16


   A.    Performance Category  - Critical Application Availability:...........16

   B.    Performance Category -  Application Availability:....................16

   C.    Performance Category Critical Application Response Time..............16

   D.    Performance Category  - Application Response Time:...................16

   E.    Performance Category  Critical Processes:............................16

   F.    Performance Category - Infrastructure Services Levels:...............16

   G.    Other Service Levels.................................................17

III.     CRITICAL DELIVERABLES:...............................................18


   A.    Policy and Procedure Manual Draft:...................................18

   B.    Report Format Draft:.................................................18

   C.    Annual Plan..........................................................18


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   D.    PacifiCare IS Customer Satisfaction Survey Draft Questions...........18

   E.    PacifiCare IS Customer Satisfaction Survey Key Measurements Plan.....18

   F.    Completion of Physical Inventory:....................................18

   G.    Creation of New Development Lab:.....................................18

IV.      KEY MEASUREMENTS:....................................................19


   A.    Performance Category -  Application Availability:....................19

   B.    Performance Category Application Response Time:......................19

   C.    Performance Category  -  Application Performance Degradation:........19

   D.    Performance Category Critical Processes:.............................19

   E.    Other Service Levels.................................................19

   F.    Performance Category - Applications Performance:.....................20

   G.    Performance Category - Desktop:......................................20

   H.    Performance Category -  Infrastructure Availability..................23

   I.    Performance Category  - Voice Services...............................24

   J.    Performance Category  - Video Conferencing Services..................25

   K.    Performance Category  - Help Desk:...................................26

   L.    Performance Category - Account Administration:.......................28

   M.    Performance Category - Supplier Staffing.............................30

   N.    Performance Category  - Change Management:...........................31

   O.    Performance Category - Project Management and Delivery:..............31

   P.    Performance Category - Disaster Recovery:............................33

   Q.    Performance Category - IDC Critical Outputs..........................35

V.    DEFINITION OF TERMS USED IN SERVICE LEVELS..............................41


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
                             SERVICE LEVEL SCHEDULE

I.       GENERAL PROVISIONS:

A.       GENERAL:

         1. This Service Level Schedule, including any attachments hereto, (the "Schedule") is a schedule to that certain Information Technology Services Agreement entered into and made to be effective as of ____________, 2001 by and between PacifiCare and Supplier (the "Agreement").

         2. In the event of any conflict, confusion or ambiguity between this Schedule and the Agreement, the Agreement shall control.

         3. This Schedule sets forth certain quantitative Critical Service Levels, Key Measurements and Critical Deliverables against which Supplier's performance shall be measured and does not replace any requirements or obligations on Supplier to provide the Service or any subset thereof. Supplier shall perform the Services at or above the levels of performance indicated in this Schedule. Critical Service Levels are identified in Section II below. Critical Deliverables are identified in Section III below. Key Measurements are described in Section IV below.

         4. As of the Cutover Date, Supplier shall perform the Services consistent with the documented levels of performance, measured for [...***...] consecutive months from [...***...] of 2001 that have been achieved by PacifiCare. In the event that PacifiCare does not have documented levels of performance, Supplier shall perform the measurements in accordance with Section I.I.1. During such measurement period, Service Level Credits shall not apply.

         5. In the case of Services that do not have corresponding Service Levels specified in this Schedule as of the Cutover Date, Supplier shall provide such Services to PacifiCare Entities at least at the same level of performance (including the degree of accuracy, quality, completeness, responsiveness, etc.) as such Service was provided by or for PacifiCare prior to the Cutover Date or at the appropriate Service Level as shall be determined in accordance with the process set forth herein.

         6. New Performance Categories, Critical Service Levels and Key Measurements may be added or substituted by PacifiCare as specified in this Schedule during the Term and during the Termination Assistance Period in order to achieve a fair, accurate and consistent measurement of Supplier's performance of the Services. For example, such additions or substitutions may occur in conjunction with changes to the environment and the introduction of New Equipment or means of service delivery; the Parties agree that in the event such New Equipment or such means of service delivery is a replacement or upgrade of existing technology, there shall be a presumption of equivalent or improved performance.

B.       ATTACHMENTS:

         The following Service Level Attachments are attached hereto and are hereby incorporated by reference:

         SLA-1 Service Level Matrix;


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         SLA-2 Service Level Outcome Examples;

         SLA-3 Pre-approved Measuring Tools and Methodologies for Critical
               Service Level Measurements;

         SLA-4 Application Summaries;

         SLA-5 PacifiCare Disaster Recovery Program Charter.

C.       REPORTING:

         Unless otherwise specified in this Service Level Schedule, Supplier shall measure and report Supplier's performance with respect to each Critical Service Level and Key Measurement on a monthly basis. On or before the fifteenth (15th) of each month of the Term and the Termination Assistance Period, Supplier shall provide to PacifiCare a Service Level Report of Supplier's performance with respect to the applicable Service Levels for the preceding month, including Supplier's actual performance, any Service Level Defaults that occurred and Service Level Credits that accrued during the month. Supplier shall provide the Service Level Reports in hard copy and soft-copy formats; formats can include Microsoft Office Word, Excel and any other format as reasonably requested by PacifiCare. Supplier shall include in the Service Level Reports sufficient details of Supplier's performance of the Services to allow verification of Supplier's performance and compliance with the Critical Service Levels, Key Measurements and Critical Deliverables, which such information shall be in machine-readable form, as specified by PacifiCare, suitable for use on a personal computer. All information supplied as part of and in connection with the Service Level Reports shall be Confidential Information of PacifiCare. Each Service Level Report shall include total invoice costs (including Base Fees and Variable Fees), for the month to which the Service Level Report applies, which may be in summary form. For example, the Service Level Report for Supplier's performance in August shall include a summary of the invoice for the Base Fees and Variable Fees applicable to August. Each Service Level Performance Report shall contain a summary page that indicates the total amount of Service Level Credits incurred during the previous month and a running total of all Service Level Credits and Deliverable Credits accrued or incurred during the then-current Contract Year.

D.       DEFINITIONS:

         Terms used herein with initial capital letters shall have the respective meanings set forth in the Agreement, or, for those terms that are not defined in the Agreement, the meanings set forth in this
         Schedule in Section V and as follows:

              a. ALLOCATION OF POOL PERCENTAGE shall have the meaning set forth in Section I.F.1 of this Service Level Schedule. The total of all Allocation of Pool Percentages shall not exceed the Pool Percentage Available for Allocation.

              b. APPLICATION means PacifiCare Software, or any particular component thereof, as applicable.

              c. AT RISK AMOUNT shall mean, for any month during the Term and Termination Assistance Period, [...***...] percent ([...***...]%) of the monthly Fees, which is the amount that Supplier shall have At risk for Service Level Credits as set forth in Service Level Attachment SLA-1.


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
              d. CHANGE MANAGEMENT PROCEDURES shall mean those procedures that govern the process by which Supplier will manage changes, modifications, additions, deletions and other alterations of the configurational and operational aspects of the Systems, as set forth in the Policy and Procedures Manual.

              e. CONTRACT YEAR shall mean each year from the anniversary of the Effective Date.

              f. CRITICAL DELIVERABLES shall mean those deliverables performed on a one-time basis, for which a Deliverable Credit shall be payable in accordance with Section I.K of this Service Level Schedule and described in Section III of the Service Level Schedule if Supplier fails to deliver such deliverables. Critical Deliverables are identified in Service Level Attachment SLA-1. Critical Deliverables are not Critical Service Levels.

              g. CRITICAL SERVICE LEVELS shall mean those Service Levels established under this Service Level Schedule for which a Service Level Credit shall accrue as set forth in Section I.F, subject to earnback provisions of Section I.G. Critical Service Levels are identified in Service Level Attachment SLA-1 and are described in Section II of this Service Level Schedule. Each Critical Service Level has an Expected Service Level and a Minimum Service Level associated with it unless otherwise specified.

              h.     DELIVERABLE CREDITS shall have the meaning set forth in
                     Section I.K of this Service Level Schedule.

              i. EXPECTED SERVICE LEVEL shall mean the desired level of performance for a Critical Service Level or a Key Measurement, as set forth in Service Level Attachment SLA-1.

              j. EXPECTED SERVICE LEVEL DEFAULT shall mean Supplier's level of performance for a particular Critical Service Level fails to meet the applicable Expected Service Level (but does not fail to meet the applicable Minimum Service Level) as specified in this Service Level Schedule, and has failed to meet such Expected Service Level [...***...]

              k. KEY MEASUREMENTS shall mean those Service Levels for which no Service Level Credit is payable, but which are meaningful to PacifiCare Entities' business operations, and are described in Section IV of this Service Level Schedule. Each Key Measurement has an Expected Service Level and a Minimum Service Level associated with it unless otherwise specified. It is the intent of the Parties that all Key Measurement shall be quantifiable, measurable and objective.

              l. MEASUREMENT WINDOW shall mean the time during which performance of a Service Level, Application, or other element of the Services shall be measured, which such time shall exclude approved Scheduled Downtime.

              m. MINIMUM SERVICE LEVEL shall mean the minimum level of performance set forth in Service Level Attachment SLA-1 with respect to each Critical Service Level or Key Measurement.


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              n.     MINIMUM SERVICE LEVEL DEFAULT shall mean Supplier's level
                     of performance for a particular Critical Service Level fails to meet the applicable Minimum Service Level at any time.

              o. MONTHLY FEES shall mean the Base Fees and Variable Fees for a calendar month.

              p. OTHER SUPPLIER(S) shall mean and other third parties, excluding Keane, contracted by PacifiCare.

              q. PERFORMANCE CATEGORY shall mean a grouping of Critical Service Levels as set forth on Service Level Attachment SLA-1. Critical Deliverables do not constitute a Performance Category.

              r. POOL PERCENTAGE AVAILABLE FOR ALLOCATION shall mean [...***...] percent ([...***...]%) of the At Risk Amount.

              s.     SERVICE LEVEL CREDIT shall have the meaning set forth in
                     Section I.F.1 of this Schedule.

              t. SERVICE LEVEL CREDIT ALLOCATION PERCENTAGE shall have the meaning set forth in Section I.F.1 of this Service Level Schedule. The sum of the Service Level Credits Allocation Percentages shall not exceed one hundred percent (100%) for each Performance Category.

              u. SERVICE LEVEL DEFAULT shall mean a Minimum Service Level Default or an Expected Service Level Default.

              v. SERVICE LEVEL REPORT shall mean the monthly report of Supplier's performance with respect to the Service Levels set forth in this Service Level Schedule and any Service Level Defaults and Service Level Credits attributable to Supplier's performance during the preceding month, as set forth in Section I.C. of this Service Level Schedule.

              w. SIX-MONTH MEASUREMENT PERIOD shall mean, if Section I.I.1 of this Schedule is used to establish the Expected Service Level and Minimum Service Level commitments, the six (6) consecutive months of measurements immediately preceding the month in which PacifiCare provided notice to Supplier.

              x. UNRELIEVED SERVICE LEVEL CREDITS shall have the meaning set forth in Section I.G.4 of this Service Level Schedule.

              y. YEARLY PERFORMANCE AVERAGE shall have the meaning set forth in Section I.G.1.b of this Service Level Schedule.

E.       NOTICE REQUIREMENTS FOR ADDITIONS, DELETIONS AND MODIFICATIONS:

         PacifiCare shall send notice to Supplier at least ninety (90) days prior to the date that additions or deletions to Performance Categories, or additions or deletions to Service Levels (which include Critical Service Levels and Key Measurements), or modifications to Service Level Credit Allocation Percentages for any Critical Service Levels are to be effective, provided that


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
         PacifiCare may send only one (1) such notice (which notice may contain multiple changes) each calendar quarter.

F.       SERVICE LEVEL CREDITS:

         In the event of a Service Level Default, Supplier shall provide PacifiCare credits as calculated below.

         1. Service Level Attachment SLA-1 sets forth the information required to calculate the credits that shall accrue to PacifiCare (and that Supplier shall credit to PacifiCare as set forth in Section I.G.4) in the event of a Service Level Default ("SERVICE LEVEL CREDIT"). For each Service Level Default, subject to Section I.G below, a Service Level Credit that shall accrue to PacifiCare and shall be computed in accordance with the following formula:

              SERVICE LEVEL CREDIT = A   x   B   x   C

              Where:

              A = The Allocation of the Pool Percentage specified for the Performance Category in which the Service Level Default occurred as shown in Service Level Attachment SLA-1 (the "ALLOCATION OF POOL PERCENTAGE").

              B = The percentage of the Allocation of Pool Percentage allocated to the Critical Service Level in which the Service Level Default occurred as shown in Service Level Attachment SLA-1 (the "SERVICE LEVEL CREDIT ALLOCATION PERCENTAGE")

              C = At Risk Amount

              For example, assume that Supplier fails to meet the Minimum Service Level for a Critical Service Level, and that the Supplier's total Monthly Fees for the month in which the Service Level Default occurred were $100,000.

              Additionally, assume that the Allocation of Pool Percentage for the Performance Category of such Critical Service Level is [...***...]% and that its Service Level Credit Allocation Percentage is [...***...]%. The Service Level Credit due to PacifiCare for such Service Level Default would be computed as follows:

              A = [...***...]% (the Allocation of Pool Percentage),

              Multiplied by

              B = [...***...]% (the Service Level Credit Allocation Percentage),

              Multiplied by

              C = [...***...] percent [...***...] of $100,000, Supplier's Fees for the month during which the Service Level Default occurred).

              = [...***...] (the amount of the Service Level Credit)


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         2.   If one (1) or more than one (1) Service Level Default has occurred in a single month where the Supplier has failed to meet more than one (1) Minimum Service Level, the sum of the corresponding
              Service Level Credit(s) shall accrue to PacifiCare.

         3. In no event shall the amount of Service Level Credits that accrue to PacifiCare with respect to all Service Level Defaults occurring in a single month exceed, in total, the At Risk Amount.

         4. Supplier shall notify PacifiCare if PacifiCare accrues a Service Level Credit, which notice shall be included in the Service Level Reports described in Section I.C. The Service Level Reports shall also describe any failure to meet Key Measurements for the month.

G.       EARN BACK:

         Supplier shall have earn back opportunities with respect to Service Level Credits as follows:

         1. Within fifteen (15) days after the last day of each Contract Year, Supplier shall provide a report to PacifiCare that shall include, with respect to each Critical Service Level for which there was a Service Level Default during the preceding Contract Year, the following:

              a. Statistics on Supplier's monthly performance during the preceding Contract Year;

              b. The average of Supplier's monthly performances in that Critical Service Level during the preceding Contract Year ("YEARLY PERFORMANCE AVERAGE"); and

              c. The total amount of Service Level Credits accrued to PacifiCare for Service Level Defaults.

         2. If during the preceding Contract Year Supplier achieved a Yearly Performance Average in a Critical Service Level that was greater than or equal to the Expected Service Level in effect for such Critical Service Level during the preceding year, then Supplier shall be relieved from paying any Service Level Credits that accrued during the preceding Contract Year for such Critical Service Level.

         3. If during the preceding Contract Year PacifiCare deletes a Critical Service Level, then Supplier shall be relieved from paying Service Level Credits assessed during the preceding Contract Year for Service Level Defaults in that Critical Service Level only for the time period for which the deletion was effective.

         4. Supplier shall pay to PacifiCare the amounts of any Service Level Credits accrued to PacifiCare for which Supplier is not relieved pursuant to Section I.G.2 or I.G.3 above for each Contract Year ("UNRELIEVED SERVICE LEVEL CREDITS") as a credit to PacifiCare on the monthly invoice reflecting charges to PacifiCare for the first month of the Contract Year immediately following the Contract Year in which such Service Level Credits accrued. In the case where there shall be no further invoices, Supplier shall pay the accrued amount of the Unrelieved Service Level Credits to PacifiCare within fifteen (15) days after the end of the last month of the Term.

         5. If the Agreement is terminated prior to the end of the Initial Term, any Extension Period or any Renewal Term, the foregoing process shall be undertaken with respect to the portion of the Contract Year during which the Agreement was in effect.


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
H.       ADDITIONS AND DELETIONS OF PERFORMANCE CATEGORIES:

         PacifiCare may add or delete Performance Categories by sending notice as described in Section I.E above. In no event may: (1) the sum of the Allocations of Pool Percentage for all the Performance Categories exceed the Pool Percentage Available for Allocation, or (2) the sum of the Service Level Credit Allocation Percentages for all Critical Service Levels within a Performance Category exceed one hundred percent (100%).

I.       ADDITIONS AND DELETIONS OF SERVICE LEVELS:

          PacifiCare may add or delete Service Levels pursuant to the following provisions. PacifiCare may require the addition of Services Levels, including Service Levels required to address Supplier's performance with respect to New Services, Services for which a Service Level does not exist but for which PacifiCare requires a Service Level and for any changes in Supplier's performance that can reasonably be expected due to the addition or utilization of new, updated, upgraded or modified Equipment, Systems, Applications or other technology.

         1.   ADDITIONS:

                PacifiCare may add Service Levels in accordance with this
                Section I.I.1 and by providing notice in accordance with Section I.E. Expected Service Levels and Minimum Service Level commitments associated with added Service Levels shall be computed as follows:

                a. Where measurements exist for at least [...***...] for a particular Service that is being provided by Supplier, the Parties agree that the Expected Service Level shall be defined as the average performance indicated by such measurements for [...***...] Measurement Period and that the Minimum Service Level shall be defined as the lowest(1) measurements achieved during [...***...] Measurement Period, or

                b. Where less than [...***...] of measurements (or no measurements) exist for a particular Service that is being provided by Supplier, the Parties shall attempt in good faith to agree on an Expected Service Level and a Minimum Service Level commitment using industry standard measures or third party advisory services [...***...], or

                c. Where less than [...***...] of measurements (or no measurements) exist for a particular Service that is being provided by Supplier, and the Parties fail to agree on an Expected Service Level and a Minimum Service Level commitment using Section I.I.1.b above, the Parties shall do the following:

                      1) Supplier shall begin providing monthly measurements within [...***...]


------------------------------

(1) [...***...]


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                           [...***...]

                      2) After [...***...] measurements have been taken (or should have been taken per Section I.I.1.c(1) above and if not so measured; constructed as described in
                           Section I.I.1.c(2)(a) below), PacifiCare may at any time in writing request that Section I.I.1.a above be used to establish the Expected Service Level and Minimum Service Level commitments.

                                (a) If Supplier is responsible for measuring actual service levels for [...***...] and fails to provide one (1) or more measurements during the [...***...] Measurement Period such that [...***...] consecutive measurements are NOt available, the missing measurement(s) shall be constructed according to the following; [...***...].

                                (b)  [...***...]

         2.   DELETIONS:

                      PacifiCare may delete Service Levels by sending notice to Supplier in accordance with Section I.E.

         3. IMPACT OF ADDITIONS AND DELETIONS OF CRITICAL SERVICE LEVELS ON SERVICE LEVEL CREDIT ALLOCATION PERCENTAGES:


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                      When adding or deleting a Critical Service Level,
                      PacifiCare shall modify the Service Level Credit Allocation Percentages for the Critical Service Levels within the Performance Category such that the total Service Level Credit Allocation Percentages for all Critical Service Levels within the Performance Category equals one hundred percent (100%). If PacifiCare adds a Critical Service Level in accordance with Section I.I.1 above, but does not modify the Service Level Credit Allocation Percentages for the Critical Service Levels within the applicable Performance Category under this
                      Section I.I.3, then, until such time as PacifiCare so modifies such Service Level Credit Allocation Percentages, the Service Level Credit Allocation Percentage for such added Critical Service Level shall be zero (0).

J. MODIFICATIONS OF SERVICE LEVEL CREDIT ALLOCATION PERCENTAGES FOR CRITICAL SERVICE LEVELS:

         PacifiCare may modify the Service Level Credit Allocation Percentages for any Critical Service Levels within the Performance Category by sending notice in accordance with Section I.E. PacifiCare shall modify the Service Level Credit Allocation Percentages for two (2) or more of the Critical Service Levels within the Performance Category such that the sum of the Service Level Credit Allocation Percentages for all Critical Service Levels within the Performance Category equals one hundred percent (100%).

K.       CRITICAL DELIVERABLES:

         Service Level Attachment SLA-1 sets forth the credits that shall be payable by Supplier to PacifiCare in the event Supplier fails to deliver any of the Critical Deliverable by the time specified for the delivery of such Critical Deliverable in Service Level Attachment SLA-1 ("DELIVERABLE CREDITS"). [...***...]. The total amount of Deliverable Credits that Supplier incurs each month shall be reflected On the first monthly invoice after the month during which the Deliverable Credits accrued (e.g., the amount of Deliverable Credits payable for failure to deliver any Critical Deliverable(s) in August shall be credited against the September invoice for Base Fees). Unlike Service Level Credits, Deliverable Credits shall be shown in each monthly invoice as an actual credit to the charges [...***...].

L.       COMMENCEMENT OF OBLIGATIONS:

         The obligations set forth in this Service Level Schedule shall commence on the Effective Date or as otherwise specified in Service Level Attachment SLA-1 referencing the column "cutover + mos**". The number used in the column "cutover +mos**" are in the format X where "X" represents the number of months after Cutover Date that the Supplier shall be responsible to provide measurement data in support of the Critical Service Level and Supplier shall be responsible for Service Level Credits for any failures to attain the Critical Service Level. In the event any Service Levels are added pursuant to Section I.I.1 above, Supplier's obligations shall commence at the time that the Expected Service Level or Minimum Service Level, as applicable, has been defined for the added Service Level.

M.       COOPERATION:

         Without limiting or altering any of Supplier's obligations as set forth in Section 13.2. of the Agreement, Supplier shall provide a single point of contact for the prompt resolution of all


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         Service Level Defaults and all failures to provide high quality
         Services to PacifiCare, regardless of whether the reason for such Service Level Defaults, or failure to provide high quality outsourcing Services to PacifiCare, was caused by Supplier or Other Suppliers.

N.       AUTOMATIC ADJUSTMENT - CRITICAL SERVICE LEVELS:

         The Parties agree to the concept of [...***...]. Critical Service Levels shall be [...***...] each [...***...] period following the commencement of obligations dates specific to each Critical Service Level as described in Section I.L and below:

         1.   [...***...]

         2.   [...***...]

         3. In any event, in the case of very high Service Levels, the cost-benefit of applying these [...***...] rules may not be present. In these cases the parties agree to discuss and reset the Expected Service Levels and Minimum Service Levels by mutual agreement.

         4.   [...***...]

         5. In no event will any adjustment of any Critical Service Level result in any Expected Service Level or Minimum Service Level being reset below the level of the applicable Expected Service Level or Minimum Service Level prior to the adjustment.

O.       ROOT-CAUSE ANALYSIS:

         If a problem is defined as Severity Level 0 or 1 for any Service Level, then Supplier shall perform root-cause analysis for such failure as described in Section 8.4 of the Agreement.

         Without limiting or altering any of the Supplier's obligations pursuant to Section 8 of the Agreement, Supplier's root-cause analysis for each Service Level Default shall determine a single root-cause for each such Service Level Default. If a single root-cause incident results in more than one (1) Service Level Default, then PacifiCare shall select one
         (1) Service Level Default for which PacifiCare shall be entitled to receive a Service Level Credit. PacifiCare shall not be entitled to a Service Level Credit for each such Service Level Default attributable to each root-cause incident. [...***...].


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         [...***...].

         With regards to root cause analysis and Service Level Defaults, the term ILIAD refers to a group of applications consisting of ILIAD Claims, ILIAD Member Services and ILIAD Provider Services. The term NICE refers to a group of applications consisting of NICE Claims, NICE Membership - Commercial, NICE Membership - Secure and NICE Provider Contracts.

         PacifiCare reserves the right to add, delete or change the Applications within each grouping providing that the Application being substituted is part of the existing suite and currently exists in Key Measurements.

P.       MEASURING & MONITORING TOOLS:

         As of the Cutover Date, the measuring tools and methodologies set forth in Service Level Attachment SLA-3 to this Service Level Agreement represent acceptable tools and methodologies for measuring the Critical Service Levels. If there are any Critical Service Levels for which the measuring tools and methodologies have not been agreed upon by PacifiCare and Supplier and included in Attachment SLA-3 and Supplier fails to propose a measuring tool or methodology for such Critical Service Level that is acceptable to PacifiCare prior to the date upon which Supplier shall be responsible for measuring such Service Level performance and Service Level Credits due for applicable Service Level Defaults, then such failure to provide an acceptable measuring tool and methodology shall be deemed a Minimum Service Level Default for the applicable Critical Service Level until Supplier proposes and implements an acceptable measuring tool.

         Tools for new Critical Service Levels shall be implemented according to the Change Management Procedures. If after the Cutover Date or the implementation of measuring tools methodologies for new Critical Service Levels Supplier desires to use different measuring and tools or methodologies for a Critical Service Level, then Supplier shall provide notice to PacifiCare, in which event the Parties shall reasonably adjust the measurements as necessary to account for any increased or decreased sensitivity in such new tools or methodologies. If the Parties cannot agree on the required adjustment, Supplier shall continue to use the measuring tools and methodologies that had been initially agreed to by the Parties.

Q.       EXCEPTIONS:

         Supplier shall not be responsible for a failure to meet any Service Level solely to the extent that such failure is directly attributable to any of the following:

         1. PacifiCare's breach of this Agreement, or the failure of a PacifiCare Agent to perform according to the terms of such PacifiCare Agent's agreement with PacifiCare, or the acts of PacifiCare or of a PacifiCare Agent that directly cause Supplier's failure to perform, provided that, in each case, Supplier used all reasonable efforts to meet the Service Levels as specified.

         2. Service or resource reductions requested or approved by PacifiCare and agreed to by the Parties through the Change Control Procedures; provided that Supplier has previously notified PacifiCare in writing prior to the execution of such Change Control Procedures that the implementation of such request would result in such failure to meet the Service Level.

R.       EXCLUSIONS:


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         For purposes of calculating Availability, Scheduled Uptime and
         Unscheduled Downtime shall not include any period of Scheduled Downtime that is the result of scheduled time required to perform system maintenance (e.g., Preventive Maintenance (as defined in Exhibit B, Statement of Work), system upgrades, data center relocation, etc.), provided that such time has been mutually agreed between the Parties.


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
II.      CRITICAL SERVICE LEVELS:

         This section sets forth descriptions of the Critical Service Levels. The Minimum Service Levels and the Expected Service Levels associated with the following Critical Service Levels are set forth in Service Level Attachment SLA-1.

A.       PERFORMANCE CATEGORY  - CRITICAL APPLICATION AVAILABILITY:

         Supplier shall measure and report the Availability of each Critical Application identified in Service Level Attachment SLA-1 ("CRITICAL APPLICATION AVAILABILITY"), which such Critical Application Availability shall constitute a Critical Service Level.

B.       PERFORMANCE CATEGORY -  APPLICATION AVAILABILITY:

         Supplier shall measure and report the Availability of each Application identified in Service Level Attachment SLA-1 ("APPLICATION AVAILABILITY"), which such Application Availability shall constitute a Critical Service Level.

C.       PERFORMANCE CATEGORY CRITICAL APPLICATION RESPONSE TIME

         Supplier shall measure and report the Response Time of each Critical Application identified in Service Level Attachment SLA-1 ("CRITICAL APPLICATION RESPONSE TIMe"), which such Critical Application Response Time shall constitute a Critical Service Level.

D.       PERFORMANCE CATEGORY  - APPLICATION RESPONSE TIME:

         Supplier shall measure and report the Response Time of each Application identified in Service Level Attachment SLA-1 ("APPLICATION RESPONSE TIMe"), which such Application Response Time shall constitute a Critical Service Level.

E.       PERFORMANCE CATEGORY  CRITICAL PROCESSES:

         The Batch Schedule Completion On-Time Rate calculation includes production of updated files and appropriate reports, produced in a calendar month.

         For avoidance of doubt, the list of all Critical Batch Jobs to be tracked in this performance category can be found on the Service Level Attachment SLA-1 1 under the title Critical Batch Jobs and shall herein be known as Scheduled Batch Jobs.

         [...***...].

         With respect to ongoing Scheduled Batch Job schedule requirements, Supplier shall be responsible to make updates to the job schedules as required and review such updates with PacifiCare no less frequently than [...***...].

F.       PERFORMANCE CATEGORY - INFRASTRUCTURE SERVICES LEVELS:

         1.       LAN AVAILABILITY:

         "AVAILABLE FOR USE" shall mean, with respect to each LAN Segment, that each End-User


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         connected to that LAN Segment is able to use the LAN Segment and all functionality that the LAN is intended to provide. If there is LAN Downtime with respect to a LAN Segment, which is then brought back up, except for the restoration of data that may have been lost, it is understood that such data restoration shall not prevent the LAN Segment from being deemed "Available for Use".

         [...***...].

         2.   ASPECT AUTOMATIC CALL DISTRIBUTION ("ACD") EQUIPMENT AVAILABILITY:

         [...***...].

G.       OTHER SERVICE LEVELS

         1.   NICE CLAIMS AVERAGE DAILY VOLUME

              [...***...]


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III.     CRITICAL DELIVERABLES:

         If Supplier fails to deliver to PacifiCare any Critical Deliverables as described below, in format and content acceptable to PacifiCare by the date identified for such Critical Deliverable, Supplier shall provide PacifiCare, each month, a credit as set forth in Service Level Attachment SLA-1 until such Critical Deliverable is provided to PacifiCare.

A.       POLICY AND PROCEDURE MANUAL DRAFT:

         Supplier shall deliver to PacifiCare the draft of the Policy and Procedures Manual in conformance with the requirements described in
         Section 13.3 of the Agreement.

B.       REPORT FORMAT DRAFT:

         Supplier shall deliver to PacifiCare the draft of the portion of the Policy and Procedures Manual that pertains to the Services and other functions and aspects of Supplier's performance, in conformance with the requirements described in Section 13.3 of the Agreement.

C.       ANNUAL PLAN.

         Supplier shall deliver the Annual Plan as set forth in Section 3. (b) of the Agreement.

D.       PACIFICARE IS CUSTOMER SATISFACTION SURVEY DRAFT QUESTIONS.

         Supplier will provide a draft of customer satisfaction survey questions with regards to the service the Supplier provides. This draft is due [...***...] following the Effective Date. The draft will be revieweD by PacifiCare and blended into the annual IS Customer Satisfaction Survey conducted by an independent third party.

E.       PACIFICARE IS CUSTOMER SATISFACTION SURVEY KEY MEASUREMENTS PLAN

         [...***...] after the results of the first annual IS Customer Satisfaction Survey are available the SupplIeR shall provide a Key Measurements plan to measure the applicable improvement of Supplier provided service identified in the IS Customer Satisfaction Survey as requiring improvement. Identified Key Measurements shall be approved by PacifiCare and reported on a monthly basis. Annually, these Key Measurements will be adjusted based on the latest IS Customer Satisfaction Survey results.

F.       COMPLETION OF PHYSICAL INVENTORY:

         Supplier shall provide to PacifiCare a physical inventory of all Equipment (except Desktop PC) and Software that is used in the performance of the Services provided by Supplier in support of PacifiCare as set forth in Section 3.8 of the Agreement.

G.       CREATION OF NEW DEVELOPMENT LAB:

         Supplier shall provide for PacifiCare's use the development lab as set forth in Exhibit B (Statement of Work) within [...***...] of the Effective Date, [...***...].


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IV.      KEY MEASUREMENTS:


         This section Sets forth qualitative descriptions of the Key Measurements. The Minimum Service Level and Expected Service Level targets associated with such Key Measurements are set forth in Service Level Attachment SLA-1. The column "Track and Report by Region" on the Key Measurement tab of Service Level Attachment SLA-1 indicates the region(s) in which these Key Measurements apply. As indicated, the monthly performance reports should contain the results for these Key Measurements by region.

A.       PERFORMANCE CATEGORY -  APPLICATION AVAILABILITY:

         Supplier shall measure and report the Availability of each Application identified in Service Level Attachment SLA-1 ("APPLICATION AVAILABILITY"), which such Application Availability shall constitute a Key Measurement.

B.       PERFORMANCE CATEGORY APPLICATION RESPONSE TIME:

         Supplier shall measure and report the Response Time of each Application identified in Service Level Attachment SLA-1 ("APPLICATION RESPONSE TIMe"), which such Application Response Time shall constitute a Key Measurement.

C.       PERFORMANCE CATEGORY  -  APPLICATION PERFORMANCE DEGRADATION:

         Supplier shall measure and report Application performance degradation (slow response) using information as reported by the End-Users via the problem management process ("APPLICATION PERFORMANCE DEGRADATION"). [...***...].

D.       PERFORMANCE CATEGORY CRITICAL PROCESSES:

         The Batch Schedule Completion On-Time Rate calculation includes production of updated files and appropriate reports, produced in a calendar month.

         For avoidance of doubt, the list of all Critical Batch Jobs to be tracked in this performance category can be found on the Service Level Attachment SLA-1 under the title Critical Batch Jobs and shall herein be known as Scheduled Batch Jobs.

         [...***...].

         With respect to ongoing Scheduled Batch Job schedule requirements, Supplier shall be responsible to make updates to the job schedules as required and review such updates with PacifiCare no less frequently than [...***...].

E.       OTHER SERVICE LEVELS


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         1.   NICE CLAIMS AVERAGE DAILY VOLUME

              [...***...].

         2.   COMPUTER INCIDENT RESPONSE:

              [...***...].

F.       PERFORMANCE CATEGORY - APPLICATIONS PERFORMANCE:

         GENERAL. Supplier shall manage applications performance as to meet or be better than the Service Levels set forth in Service Level Attachment SLA-1.

         1.   [...***...].

         2.   [...***...].

G.       PERFORMANCE CATEGORY - DESKTOP:

         1.   RCSC DESKTOP, LAPTOP & WINDOWS TERMINAL   BREAK FIX - RESPOND
              WITHIN 1 HOUR:

              [...***...]


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              [...***...].

         2. RCSC DESKTOP, LAPTOP & WINDOWS TERMINAL BREAK FIX - RESOLVE WITHIN 2 BUSINESS HOURS:

              [...***...].

         3. CAMPUS DESKTOP, LAPTOP AND WINDOWS TERMINAL BREAK FIX - RESPOND WITHIN 1 HOUR:

              [...***...].

         4. CAMPUS DESKTOP, LAPTOP AND WINDOWS TERMINAL BREAK FIX - RESOLVE WITHIN 8 BUSINESS HOURS:

              [...***...].


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              [...***...].

         5. REMOTE DESKTOP, LAPTOP PC AND WINDOWS TERMINAL BREAK FIX - RESPOND WITHIN 1 HOUR:

              [...***...].

         6. REMOTE DESKTOP, LAPTOP PC AND WINDOWS TERMINAL BREAK FIX - RESOLVE BY THE NEXT BUSINESS DAY:

              [...***...].


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              [...***...].

         7.   ACQUISITIONS - STANDARD QUOTE:

              A standard quote is a quote for a PC configuration, software or peripheral that has been selected, tested and approved for use in the enterprise in order to meet a business requirement.

              [...***...].

H.       PERFORMANCE CATEGORY -  INFRASTRUCTURE AVAILABILITY

         1.   WAN AVAILABILITY:

              WAN AVAILABILITY shall mean the PacifiCare Wide Area Network, router to router, is operating properly and available to end users in the ordinary course of business on a 7x24 basis, excluding Scheduled Downtime.

              [...***...].

         2.   WAN VENDOR AVAILABILITY

              WAN VENDOR AVAILABILITY shall mean that the Wide Area Network, Network Circuits (i.e. ATM, Frame Relay, Point to Point) provided by Telecommunication Carriers, are operating properly and available to end users in the ordinary course of business on a 7x24 basis. [...***...].

         3.   SQL SERVER AVAILABILITY (DATA BASE)

              AVAILABLE FOR USE shall mean that the Server, including the processor and associated storage devices, cabling, peripherals and other equipment, is running properly so as to enable database support from a workstation.

              [...***...].

         4.   EXCHANGE SERVER AVAILABILITY (MAIL)

              AVAILABLE FOR USE shall mean that the Server, including the processor and associated storage devices, cabling, peripherals and other equipment, is running properly so as to enable mail support from a workstation.


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         [...***...].

         5.   INFRASTRUCTURE SERVER AVAILABILITY (FILE/PRINT):

              AVAILABLE FOR USE shall mean that the server, including the processor and associated storage devices, cabling, peripherals and other equipment, is running properly so as to enable proper printer support and transfer of files to and from a Workstation.

              [...***...].

         6.   LAN AVAILABILITY:

              "AVAILABLE FOR USE" shall mean, with respect to each LAN Segment, that each End-User connected to that LAN Segment is able to use the LAN Segment and all functionality that the LAN is intended to provide. If there is LAN Downtime with respect to a LAN Segment, which is then brought back up, except for the restoration of data that may have been lost, it is understood that such data restoration shall not prevent the LAN Segment from being deemed "Available for Use".

              [...***...].

         7.   ASPECT AUTOMATIC CALL DISTRIBUTION ("ACD") EQUIPMENT AVAILABILITY:

              [...***...].

I.       PERFORMANCE CATEGORY  - VOICE SERVICES

         1.   PREMISE VOICE AVAILABILITY:

              [...***...].

         2.   VOICE MAIL AVAILABILITY:

              [...***...].


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J.       PERFORMANCE CATEGORY  - VIDEO CONFERENCING SERVICES

         [...***...].

         1.   VIDEO CONFERENCING RESERVATION SYSTEM AVAILABILITY:

         The availability of the Supplier Video Conferencing Reservation System is essential to PacifiCare Entities' ability to obtain the advantages of using Video Conferencing. Supplier shall ensure the availability and complete functioning of the Video Conferencing Reservation System including access to necessary data. [...***...].

         2.   COMPLETE SUPPORT PROVIDED:

         [...***...].

         3.   SUCCESSFUL VIDEO CONFERENCE START-UPS:

         [...***...].


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         [...***...].

K.       PERFORMANCE CATEGORY  - HELP DESK:

         1.   HELP DESK SPEED OF ANSWER AFTER AUTOMATED MENU SELECTION:

         [...***...].

         2.   HELP DESK ABANDON RATE:

         [...***...].

         3.   HELP DESK FIRST CALL PROBLEM RESOLUTION (RESOLVABLE CALLS):

         [...***...].


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         [...***...].

         4.   HELP DESK PERCENTAGE OF PROBLEMS RESOLVED WITHIN THREE (3) DAYS:

         [...***...].

         5.   HELP DESK TIME FOR FINAL RESOLUTION OF CRITICAL SEVERITY HELP DESK
              CALLS:

         [...***...].


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         [...***...].

         6. INITIAL NOTIFICATION TO IMPACTED END-USERS ON CRITICAL SEVERITY HELP DESK CALLS

         [...***...].

         7.   CSD HELP DESK - SATISFACTION RATE:

         [...***...].

L.       PERFORMANCE CATEGORY - ACCOUNT ADMINISTRATION:


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         1.   REMOTE ACCESS ACCOUNT CREATIONS (DAYS TO CLOSE):

         [...***...].

         2.   SYSTEM AND APPLICATION LOGONS ID CREATIONS:

         [...***...].

         3.   EXCHANGE ACCOUNT CREATION (DAYS TO CLOSE)

         [...***...].

         4. IMAC COMPLETION -- INCLUDING REMOVALS, COMPLETE WITHIN 5 BUSINESS DAYS OF APPROVED REQUEST:

         [...***...].


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         [...***...].

         5.   PASSWORD RESET DURING HELP DESK CALL

         [...***...].

M.       PERFORMANCE CATEGORY - SUPPLIER STAFFING

         1.   RETENTION RATE - DEDICATED STAFF:

         [...***...].


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         [...***...].

N.       PERFORMANCE CATEGORY  - CHANGE MANAGEMENT:

         GENERAL. The intent of the Critical Service Levels under this Section is to address PacifiCare's concern that Supplier's responsiveness to End-Users during outages is essential to the satisfactory provision of Services. Subject to the requirements of this Section, Supplier's performance shall be better than, or at least equal to, the Critical Service Levels set forth in PacifiCare Service Level Attachment SLA-1.

         [...***...].

O.       PERFORMANCE CATEGORY - PROJECT MANAGEMENT AND DELIVERY:

         General. The Critical Service Levels under this Section are important to address PacifiCare's concern that implementation of Projects are managed to ensure they conform to approved schedule and budgets as well as the quality standards agreed by PacifiCare and Supplier. Supplier shall manage all Projects with respect to Project Deliverables so as to meet or be better than the Service Levels set forth in Service Level Attachment SLA-1.

         1.   PERCENT OF  MEASURED PROJECT SCHEDULE OVERRUNS

         [...***...].

         2.   MILESTONES DELIVERED TO SCHEDULE (WITHIN [...***...]%)

         [...***...].


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         [...***...].

         3.   PROJECTS DELIVERED TO BUDGET WITHOUT VARIANCE

              [...***...].


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              [...***...].

P.       PERFORMANCE CATEGORY - DISASTER RECOVERY:

         GENERAL. The intent of this measurement is to address PacifiCare's concern that the ability to develop, document, and test Disaster Recovery capability for Critical Systems and, if needed, use the Disaster Recovery Plans to rapidly recover from catastrophic failures is critical to PacifiCare Entities' ability to conduct its business processes in the event of a loss of Supplier's ability to provide the Services. Additionally, the ability to Backup Data to rapidly recover from Equipment failures that generate the need to restore files (applications or user data) is critical to PacifiCare Entities' business requirements.

         Subject to the requirements of this Section, Supplier shall provide this service as described below so as to meet or exceed the Service Levels set forth in Service Level Attachment SLA-1 and in accordance with the PacifiCare Disaster Recovery Plan.

         1.   MAINTAIN DISASTER RECOVERY PLANS AND DOCUMENTATION:

         [...***...].


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         [...***...].

         2. BACK-UPS FOR MEASURED SYSTEMS -- FULL AND INCREMENTAL / CRITICAL AND NON-CRITICAL:

         For all Measured Systems, Supplier shall, during the Scheduled Backup Windows, perform Measured Backups as described in Service Level Attachment. Supplier shall advise PacifiCare of changes required to Service Level Attachment [SLA-1] as PacifiCare Entities' system files are added or modified, and, as such changes are approved by PacifiCare, update Service Level Attachment SLA-1 and review such updates with PacifiCare no less frequently than monthly.

         [...***...].

         3. CONDUCT SUCCESSFUL DISASTER RECOVERY TEST -- APPLICATIONS, DATABASES AND NETWORK.

         Supplier shall, on an annual basis, test the Disaster Recovery Plan designed to achieve all Disaster Recovery Milestones identified in the Disaster Recovery Plan as critical to PacifiCare Entities' ability to conduct its business processes in the event of a loss of Supplier's ability to provide the Services.

         [...***...].

         4.   DISASTER RECOVERY RE-TEST -- WITHIN [...***...] OF FAILURE.

         Should Supplier fail to achieve any Disaster Recovery Milestone(s) required to demonstrate recoverability as defined in the Conduct Successful Disaster Recovery Test Key Measurement, Supplier shall be obligated to re-test the failed Disaster Recovery Milestone(s) ("Retest") within [...***...] of ThE failure(s) until successfully achieved.


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         [...***...].

         5.   FILE RESTORATION RECOVERY  - FROM ON-SITE STORAGE < 3 HOURS:

         The ability to rapidly recover from Equipment failures that generate the need to restore files (applications or user data) is critical to PacifiCare Entities' business requirements. This service level applies to loss of Data resulting from an Equipment failure or other catastrophic event, and not to loss of Data resulting from an error resulting in deletion of Data by a user.

         [...***...].

         6.   FILE RESTORATION RECOVERY  - FROM OFF-SITE STORAGE < 8 HOURS:

         The ability to rapidly recover from Equipment failures that generate the need to restore files (applications or user data) is critical to PacifiCare Entities' business requirements. This service level applies to loss of Data resulting from an Equipment failure or other catastrophic event, and not to loss of data resulting from an error resulting in deletion of Data by a user.

         [...***...].

Q.       PERFORMANCE CATEGORY - IDC CRITICAL OUTPUTS

         1.   CHECKS

              CHECKS created by the various Applications must be mailed on time per the detailed outline below.


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              The Service Level per tracked PacifiCare Service Location is calculated as follows:

              [...***...].


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              [...***...].

         2.   ELIGIBILITY REPORTS

                ELIGIBILITY REPORTS for NICE, and RIMS are required to be mailed twenty-four (24) hours after they are created. The Service Level per tracked PacifiCare Service Location is calculated as follows:

                [...***...].

         3.   BILLING:

              BILLING OUTPUTS created by the various Applications must be mailed on time per the detailed outline in SLA-1. The Service Level per tracked PacifiCare Service Location is calculated as follows:


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              [...***...].

         4.   ID CARDS:

              ID CARDS created by the various Applications must be mailed on time


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              ID CARDS created by the various Applications must be mailed on time per the detailed outline in SLA-1. The Service Level per tracked PacifiCare Service Location is calculated as follows:

              [...***...].

         5.   NIGHTLY REPORTS AVAILABLE IN FILESHARES (OR ERD):

              NIGHTLY REPORTS AVAILABLE IN FILESHARES (OR ERD) need to be processed and made available by 8:00 a.m. local regional time in the USA.

         6.   INBOUND MEDIA

              a.      Paper

                      1)   [...***...].

              b.      Electronic


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                      1)   [...***...].

         7.   [...***...] MAIL PROCESSING:

              a. Mail Processing - Incoming / Outgoing mail must be delivered or sent on the same day as received in the mail-processing center via couriers from or to the Campuses located in [...***...].

              b.      [...***...].


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V.       DEFINITION OF TERMS USED IN SERVICE LEVELS

The following terms when used in the Service Level Schedule (including any exhibits thereto) with initial capital letters shall have the respective meanings set forth herein. Terms used with initial capital letters that are not defined herein shall have the meaning set forth in the Agreement.

[...***...].

d ACTUAL SCHEDULED UPTIME of a particular System, Application, Software, Equipment, Network or any other part of the Services shall mean the Scheduled Uptime that a particular System, Application, Software, Equipment, Network or any other part of the Services is actually available during the Measurement Window, as specified in the Attachment SLA-1, for normal business use.

[...***...].

g BACKUP shall mean to copy a file or files and place them in an appropriate alternate location so that a safe, usable copy remains if the original is destroyed.

[...***...].

i BILLING OUTPUTS shall mean invoices sent to vary constituents specifying payments due.

j BILLING OUTPUTS shall mean invoices sent to varied constituents specifying payments due

k    BROKER CHECKS shall mean checks issued to Brokers in payment of Commissions

l BROKER CHECKS shall mean checks issued to Brokers in payment of commissions.

m    BUSINESS CONTINUITY PLAN shall mean Disaster Recovery Plan.

n BUSINESS DAY shall mean Monday through Friday excluding national holidays and official PacifiCare holidays unless otherwise specified by PacifiCare Supplier Relationship Manager (or his / her designee).


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o    CALL shall mean a call to a Help Desk from an End-User requesting assistance that is related to the Services.

p    [...***...].

q    CAPITATION CHECKS shall mean checks covering monthly payment to Provider.

r CAPITATION REPORTS shall mean reports supporting the monthly payment to Providers.

s    CERTIFIED BUSINESS CONTINUITY PLANNER is defined in Section IV.I.

t CLAIM CHECKS are checks issued to providers or members for reimbursement of covered medical expenses.

u    [...***...].

v COMPONENT shall mean any constituent part of a Product or Services, whether provided by Supplier or any other source.

w CRITICAL APPLICATIONS are those applications that support critical business objectives within a specific reporting entity (region) and are tracked and measured using Online Hour Measurement Windows under the Critical Service Level Section of SLA-1.

x CUSTOMER SUPPORT shall mean any effort required prior to establishing a development project or work on minor data changes, reports user questions, or training requests. Customer Support includes: Help Desk tickets not related to resolving production issues or bugs; minor user training; answering and addressing direct calls from business partners; business management requests for pre-project consultation (research, analysis, brainstorming, estimating); regular business partner/status meetings - not project related; business requested support for application demonstrations to customers; business requested support for generating presentation materials, not project related; meetings with employer groups/providers as requested by business partners; updates to production data or tables done outside of the normal application functionality.

y DATA shall mean numbers, characters, images, or other PacifiCare Entities' information recorded in a form that can be input into a CPU, stored and processed there, or transmitted on some digital channel.

z    DEDICATED STAFF is defined in Section IV.E.1.

aa DESKTOP PC shall mean an End-User PC configuration, including Standard Equipment (e.g., keyboard, monitor, CPU, mouse, peripherals, printers, plotters, video adapters, etc.), core system and user Software (i.e., Operating System Software, memory manager, device drivers, configuration scripts, e-mail, productivity tools, etc.) A Desktop PC may have Standard or Non-Standard Equipment or Software.

bb   [...***...]


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     [...***...].

cc DISASTER RECOVERY PLAN shall mean a PacifiCare or Supplier-developed and PacifiCare-approved plan (developed and maintained with appropriate PacifiCare-provided input) to perform Disaster Recovery. [NOTE: TO BE CONFORMED TO THE AGREEMENT AND SCHEDULE 16.1.]

dd DISASTER RECOVERY shall mean the ability to recover those services designated as Critical Services by PacifiCare within PacifiCare specified time frames and sequences specified by PacifiCare (when changes to existing plans are required such changes shall be processed through the Change Management Procedure) via the use of an off-Campus recovery capability provided by Supplier or other facility provided by PacifiCare.

ee DOCUMENTATION shall mean the user manuals and any other completed (as opposed to works in progress) materials in any form or medium related to the Services provided by Supplier to PacifiCare Entities as required by the Agreement or, provided by PacifiCare to Supplier (to the extent such materials exist, PacifiCare is aware of the existence, PacifiCare has reasonable access to the materials and PacifiCare has legal authority to access and provide such materials to an outsourcing company of the related Services).

ff DOWNTIME shall mean the time that a particular System, Application, Product, Software, Equipment or any other part of the Services is not available during the Measurement Window as specified in this Schedule, for normal business use by the End-User.

gg ENHANCEMENT - Any approved effort required to meet standards for Application availability, to provide adequate performance of the PacifiCare Software, and to enhance PacifiCare Software as required and necessary to accommodate the evolution of PacifiCare Entities' environments and `business requirements, Supplier shall develop, test and introduce changes to the PacifiCare Software that modify or add functionality to existing Applications.

hh EQUIPMENT REPAIR CALL shall mean a call by an End-User notifying the Help Desk of degradation in functionality or performance for Equipment. Equipment Repair Calls shall not include calls relating to degradation in performance resulting from problems other than the Equipment or Software (such as Network problems), provided that if Supplier mistakenly diagnoses a problem as something other than Equipment or Software, and such diagnosis is wrong, and the problem is actually Equipment-related or Software-related, such call shall be counted as a Equipment Repair Call at the time such call was originally made.

ii EXCHANGE ACCOUNT shall mean shall mean a Microsoft Outlook email account created or maintained by the Supplier for an End User.

jj   EXISTING SYSTEM - Any PacifiCare Proprietary Systems as listed in Schedule
     14.2. (a) or Schedule 14.2(b) of the Agreement.

kk   FILE RESTORATION RECOVERY is defined in Section IV.I.5.

ll FILE/PRINT SERVER shall mean a server [...***...] that is limited in function to storing end user data, acting as a repository for applications to be executed on the Workstation, and support


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     of attached printers.

mm FINAL RESOLUTION is defined as the application meets the business requirements in place prior to the error that resulted in the call to the Help Desk, and the End-User that reported the problem has been contacted by the Help Desk representative and agrees that it has been resolved.

nn   FULL TIME PERSON OR ("FTP") [...***...].

oo HELP DESK shall mean a Supplier-managed help desk function that provides reactive and proactive problem determination, resolution and /or tracking, as applicable, under the Agreement. The Help Desk functions with respect to Software or Equipment within Supplier's scope of responsibility.

pp HELP DESK - SUPPLIER APPLICATIONS SUPPORT personnel shall mean those personnel and facilities through which Supplier shall Respond to all calls and contacts concerning ongoing production Applications Maintenance problems. Calls and contacts from End-Users shall come through the Help Desk.

qq HELP DESK SPEED OF ANSWER AFTER AUTOMATED MENU SELECTION shall mean the time between the caller's selection of the option on the Help Desk voice response unit's menu that leads to a live person and the time that a live person answers ready to start working on the Call.

rr HIGH OR CRITICAL-RISK VIRUS shall mean a Virus reported often or very often in the field that has a payload that can cause serious damage which can spread rapidly on common operating systems using a common platform. If the Virus causes very serious damage, high risk might be assigned even with a lower level of prevalence.

ss   ID CARDS are cards issued to members identifying key member data.

tt   IMAC is defined in Schedule 17 to the Agreement, the Fee Schedule.

uu IS CUSTOMER SATISFACTION SUMMARY shall mean of survey of End-Users opinions regarding the services provided.

vv   IT shall mean Information Technology.

ww   LAN SEGMENT AVAILABILITY is defined in Section II.G.

xx LAN SEGMENT shall mean a separate PacifiCare infrastructure that connects desktop and workstation computers to server resources within a building or Campus environment including the management of switches, hubs, DNS servers, DHCP servers, IMAC requests, and connectivity up to the LAN port of the Wide Area Network (Wan) access router, but excludes PCs, the installation or repair of the building and Campus wiring plan, and any international locations.

yy LAPTOP PC shall mean an End-User Laptop PC configuration, including Standard Equipment (e.g.,


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     docking station, monitor, PCMCIA modem, keyboard, CPU, mouse, peripherals, printers, plotters, video adapters, etc.), core system and user Software (e.g., Operating System Software, memory manager, device drivers, configuration scripts, e-mail, productivity tools, etc.). A Laptop PC may have Standard or Non-Standard Equipment or Software.

zz LOCAL AREA NETWORK (LAN) shall mean a data network (typically within a building or Campus), which utilizes one of several data protocols and to which Equipment, such as PCs and printers, is attached such that End-Users can access or share Equipment and other resources.

aaa LOOPING / RUNAWAY PROCESS is a process that has lost communication with it's control mechanism. Without a control mechanism, the process continues to execute.

bbb MAIL, for IDC Critical Output purposes, is defined as the completion of a post-print processing function. Post-print processing may be automated or manual, may include collation, insertion, verification, and/or Quality Control. Stated time commitments for mail exclude weekends and holidays.

ccc MEASURED BACKUP shall mean a Backup of applicable Data files and Software for a Measured System during the Scheduled Backup Window that includes the completion of the following:

              - For applications, jobs that Backup application Data files, Software and databases according to the Application Disaster Recovery Plan or other agreed upon Documentation for the Application.

              - For infrastructure Components used in connection with an Application, jobs that Backup operating systems, Software and user data (where appropriate).

              - For cases in which technology solutions or methodologies selected do not execute a full Backup (e.g., ADSM), incremental or revisional Backups.

              - For the avoidance of doubt, in no event shall the Measured Backups occur less frequently than current practice (as of the Cutover Date) between PacifiCare and Supplier or as required in any existing Agreement(s).

ddd MEASURED IMAC REQUEST shall mean a completed and approved request for an IMAC that is submitted to Supplier through the Supplier Service Request Management System and is related to the Services. [...***...].

eee MEASURED PROJECT shall mean any project which PacifiCare requires to be measured by Supplier.

fff MODULE shall mean a separately defined Software Component of a Sub-system where similar functions generally are contained within the same unit of programming code and separate functions generally are developed as separate units of code.

ggg NETWORK shall mean the telecommunications circuits, and the LAN/WAN equipment supporting these circuits, between the End-User's Desktop PC, Laptop PC, Windows Terminal, the


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       PacifiCare Site Equipment, and the Supplier Data Center Equipment.

hhh    NEW SERVICES are defined in Section 5.1 of the Agreement

iii NON-STANDARD shall mean that Equipment or Software that has not been approved by PacifiCare as Standard.

jjj ONLINE HOURS shall means all hours within a daily 24-hour period minus the Batch Window and Schedule Downtime. Online hours shall mean that period of time (days of the week and hours per day) during which a particular System, Application, Software, Equipment or any other part of the Services is expected to be available to PacifiCare Entities for normal business use.

kkk OPERATING SYSTEM SOFTWARE shall mean the Software control program in a CPU that provides the interface to the CPU and its associated Equipment, and the usage and allocation of memory resources, processor resources, input/output resources, and security resources.

lll PACIFICARE APPROVED REQUEST shall mean a PacifiCare request that is formatted properly in accordance with the then current format that has been approved by the PacifiCare Contract PC shall mean an End-User personal computer or Workstation forming a part of the Hardware including all PacifiCare specified Software installed thereon, and all PacifiCare specified Hardware attached or connected thereto (including display monitors, keyboards, mice and printers, but excluding non-office Hardware e.g., robotics, environmental control devices, etc.), and all PacifiCare funded network attachments, provided, however, any PacifiCare specified Hardware item connected with more than one personal computer or Workstation shall be deemed to be a part of only one personal computer as selected by PacifiCare in its discretion. A PC may have Standard or Non-Standard Hardware or Software.

mmm PACIFICARE SERVICE LOCATIONS shall mean any PacifiCare service location set forth in Schedule 10.1 and any other service location owned or leased by PacifiCare from which Supplier has been authorized by PacifiCare to provide the Services.

nnn PASSWORD RESET shall mean using appropriate Software commands to restore a Password to usable status.

ooo PASSWORD shall mean a code identified with an End-User to enable access to PacifiCare Entities' Systems.

ppp PC AND LAPTOP SYSTEMS REPAIR CALL shall mean a call by an End-User notifying the Help Desk of degradation in functionality or performance for a PC or Laptop. This includes End-Users working from a Home Office reporting degradation in functionality or performance for a Home PC.

       [...***...].

qqq PC shall mean an End-User personal computer or Workstation forming a part of the Equipment including all PacifiCare specified Software installed thereon, and all PacifiCare specified Equipment attached or connected thereto (including display monitors, keyboards, mice and


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       printers, but excluding non-office Equipment e.g., robotics, environmental control devices, etc.), and all PacifiCare funded Network attachments, provided, however, any PacifiCare specified Equipment item connected with more than one personal computer or Workstation shall be deemed to be a part of only one personal computer as selected by PacifiCare in its discretion. A PC may have Standard or Non-Standard Equipment or Software.

rrr    PLAN COMPLIANCE CRITERIA is defined in Section IV.I.1.

sss PRESCRIPTION SOLUTIONS CLAIMS REPORTS AKA - RX CLAIMS REPORTS - Are reports created from PacifiCare's Prescription Solutions specialty product company and printed on their behalf.

ttt PRODUCT shall mean any Equipment, Software or supply item provided by Supplier or PacifiCare pursuant to the Agreement.

uuu REGIONAL CUSTOMER SERVICES CENTERS (RCSCS) - which include the following business functions: Customer Services; Claims; Membership Accounting; Medical/Clinical Management; Regional Information Services; Provider Network Management; and Selected PacifiCare Executives and Executive Associates.

vvv REMOTE ACCESS ACCOUNT shall mean those accounts requiring access from remote location via remote access technology such as RAS or VPN.

www    REMOTE shall mean an End-User not on a Campus location.

xxx REPAIR CALL shall mean a call by an End-User notifying the Help Desk of degradation in functionality or performance in Equipment or System.

       [...***...].

yyy RESPOND shall mean notification may be via telephone or in person to the End User when the End-User reports a problem to Help Desk.

zzz RESPONSE TIME shall be the value at the [...***...] percentile of a series of end-to-end measurements using the agreed-to tools, which are used to assess the processing speed of an Application's operation within the environment.

aaaa SCHEDULED BACKUP WINDOW shall mean the scheduled time to complete Backups of Applications and infrastructure Components according to the agreed upon Documentation for the Application or infrastructure Components.

bbbb SCHEDULED BATCH JOB shall mean a sequence of computer programs that are assigned/sent to a


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       computer to run without further user interaction and are scheduled, in connection with the Services, by an End-User or Supplier to run automatically at a certain time.

cccc SCHEDULED DOWNTIME of a particular System, Application, element of hardware, network or any other part of the Services shall mean the amount of time that a particular System, Application, element of hardware, network or any other part of the Services is not available for normal business use by the End-User that has been agreed to in advance by PacifiCare (e.g. planned schedule maintenance activities). The Parties intend to schedule such time so as to minimize the impact to PacifiCare Entities' business operations. Supplier shall maintain Availability during such periods to the extent reasonably practicable.

dddd SERVICE MEASUREMENT a measurement of service based on the report frequency established in SLA-1 of the Schedule 8.

eeee SERVICE REQUEST shall mean a PacifiCare Approved Request that Supplier is responsible for logging and tracking, including via a service management tool (including Tivoli Service Desk and Help Now!).

ffff SEVERITY LEVEL assigned to a particular problem shall mean the value 0, 1, 2, 3 or 4 determined by the Infrastructure Supplier Help Desk technician when a problem occurs by referring to the following table:

       LEVEL                    DESCRIPTION              STATUS UPDATE/ TARGET      RESPONSIBLE GROUP
                                                              RESOLUTION            STATUS REPORTING
-----------------------------------------------------------------------------------------------------
Severity 0               COMPANY AND OR ENTERPRISE -     [...***...].               [...***...].
[...***...]            WIDE

                                                         STATUS UPDATE
                         [...***...].

                                                         [...***...].


                                                         TARGET RESOLUTION


                                                         [...***...].



-----------------------------------------------------------------------------------------------------

Severity 1               MAJOR OPERATIONAL IMPACT        [...***...].               [...***...].
                         WITH NO WORKAROUND
                         AVAILABLE
                                                         STATUS UPDATE

                         [...***...].
                                                         [...***...].















-----------------------------------------------------------------------------------------------------

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
       LEVEL                    DESCRIPTION              STATUS UPDATE/ TARGET      RESPONSIBLE GROUP
                                                              RESOLUTION            STATUS REPORTING
-----------------------------------------------------------------------------------------------------
                         [...***...].                    [...***...].               [...***...].


                                                         TARGET RESOLUTION


                                                         [...***...].

-----------------------------------------------------------------------------------------------------

Severity 2               MAJOR OPERATIONAL IMPACT-       TARGET STATUS              [...***...].
                         PRE-EXISTING WORKAROUND
                         IN PLACE.
                                                         [...***...].

                         [...***...].
                                                         TARGET RESOLUTION

                         EXAMPLE:  [...***...].
                                                         [...***...].


-----------------------------------------------------------------------------------------------------

Severity 3               -    Individual is Down and     TARGET STATUS              [...***...].
                              there is no work around

                                                         [...***...].
                         -    One individual customer
                              is unable to work within
                              an application.




















































-----------------------------------------------------------------------------------------------------

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
       LEVEL                    DESCRIPTION              STATUS UPDATE/ TARGET      RESPONSIBLE GROUP
                                                              RESOLUTION            STATUS REPORTING
-----------------------------------------------------------------------------------------------------
                         EXAMPLES:                       TARGET RESOLUTION


                         [...***...].                    [...***...].

-----------------------------------------------------------------------------------------------------

Severity 4               -    Individual is              TARGET STATUS              [...***...].
                              experiencing a
                              problem and a
                              workaround does exist      [...***...].



                         -    Individual has a           TARGET RESOLUTION:
                              non-urgent question
                              regarding application,
                              report or other IS         [...***...].
                              related assistance.


                         EXAMPLES:


                         [...***...].

-----------------------------------------------------------------------------------------------------

gggg SHIP, for IDC Critical Output purposes, is defined as print and bundle for distribution with no post-print processing function.

hhhh STANDARD shall mean (collectively and individually) that hardware and Software that has been approved by the PacifiCare and certified by the SUPPLIER.

iiii SUB-SYSTEM shall mean any collection or aggregation of one (1) or more Applications that are designed to perform, are performing, or capable of PERFORMING, in accordance with the applicable functional specifications (development only) and Statement of Work.

jjjj SUPPLIER RE-TEST shall mean a re-test of the RECOVERABILITY of Critical Services required because of failed Disaster Recovery Milestones.

kkkk SYSTEM AND APPLICATION LOGON ID shall mean a user id and password granting an End User access to any of PacifiCare's systems, applications or networks, as created and maintained by the Supplier.

llll SYSTEM CRITICAL SCHEDULED UPTIME shall mean the AMOUNT of minutes within the applicable Measurement Window for the System as set forth in Service Level Attachment SLA-1.

mmmm SYSTEM DOWNTIME shall mean the total time per calendar month out of the System Critical Scheduled Uptime, as measured in minutes, that the System for which Availability is being computed is not Available for Use.


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nnnn   SYSTEM shall mean any collection or aggregation of two (2) or more
       Products that are designed to perform, or are represented by Supplier as performing or being capable of performing, as a functional entity.

oooo SYSTEM SOFTWARE shall mean those programs, including Documentation and materials, that perform tasks basic to the functioning of the Equipment and which are required to operate the Application or otherwise support the provision of Services by Supplier. Systems Software includes Operating Systems Software and systems utilities.

pppp TIME TO RESOLVE shall mean the elapsed time between registration of the problem to Supplier's Help Desk and the successful resolution (i.e., repair or bypass, not escalation) of the problem as accepted by the End-User.

qqqq TURNOVER shall mean each case in which a Supplier employee leaves the employ of Supplier in a voluntary / involuntary manner or otherwise ceases to provide support to PacifiCare Entities, except (i) in the case of death, disability, retirement or extended leave of the employee or,
       (ii) in the case that the employee ceases to provide support as a result of a planned reduction in force or, (iii) because the employee's position is eliminated due to the conclusion of a PacifiCare-specific work effort (e.g., at the conclusion of a project) or, (iv) the Services provided by the employee are determined not to be needed to provide the Services according to the Agreement and PacifiCare accepts Supplier's proposal to reduce the Supplier personnel.

rrrr UNSCHEDULED DOWNTIME shall mean the time that a particular System, Application, element of hardware or any other part of the Services is not available for normal business use during the Batch Window or Online Hours. If the duration of unavailability for Scheduled Downtime event exceeds the agreed-to time interval for the event and extends into the Online Hours, the time unavailable which extends into the Online Hours shall be considered Unscheduled Downtime in the Application Availability calculation.

ssss VIDEO CONFERENCE (VIDEO CONFERENCE SESSION) shall mean any scheduled meeting that involves at least two locations connected by telecommunications and involving video service provided from a full time, part time, or temporarily set up or rented room that has audio and video transmission capabilities.

tttt VIDEO CONFERENCE ROOMS shall mean any room set up for and used regularly for Video Conference sessions even if the room may be used for other purposes when not in use for Video Conferences.

uuuu VIDEO CONFERENCING RESERVATION SYSTEM shall mean the system used by End-Users to schedule Video Conference Sessions and Video Conference Rooms.

vvvv WIDE AREA NETWORK (WAN) shall mean a collection of computers connected (or networked) to each other over a geographic area.

wwww WINDOWS TERMINAL shall mean a windows desktop with limited or no local processing capability accessing the operating system and Applications via a link to a server running terminal server operating software.

xxxx WORKSTATION shall mean a setup composed of a computer and peripheral devices that enable someone to do work.


                                 Page 51 of 51                 [PACIFICARE LOGO]

                                               *CONFIDENTIAL TREATMENT REQUESTED

                                   SCHEDULE 8

                      SERVICE LEVEL AGREEMENT ATTACHMENT 1

                              SERVICE LEVEL MATRIX

                                   [...***...]


                                              * CONFIDENTIAL TREATMENT REQUESTED

                                   SCHEDULE 8

                      SERVICE LEVEL AGREEMENT ATTACHMENT 2

                         SERVICE LEVEL OUTCOME EXAMPLES


                                   [...***...]


                                              * CONFIDENTIAL TREATMENT REQUESTED

                                   SCHEDULE 8

                      SERVICE LEVEL AGREEMENT ATTACHMENT 3

           PRE-APPROVED MEASURING TOOLS AND METHODOLOGIES FOR CRITICAL
                           SERVICE LEVEL MEASUREMENTS


                                   [...***...]

                                              * CONFIDENTIAL TREATMENT REQUESTED

                                   SCHEDULE 8

                      SERVICE LEVEL AGREEMENT ATTACHMENT 4

                              APPLICATION SUMMARIES


                                   [...***...]



                                              * CONFIDENTIAL TREATMENT REQUESTED

                                   SCHEDULE 8

                      SERVICE LEVEL AGREEMENT ATTACHMENT 5

                        DISASTER RECOVERY PROGRAM CHARTER


                                   [...***...]


                                              * CONFIDENTIAL TREATMENT REQUESTED

                                  SCHEDULE 8.7

                                    AGREEMENT
                                     BETWEEN
                             PACIFICARE AND SUPPLIER

                                  SCHEDULE 8.7

                    SERVICE LEVELS APPLICABLE TO TERMINATION


INTRODUCTION

Failures to meet the Service Levels set forth below may result in termination of the Agreement by PacifiCare as provided in Section 8.7 of the Agreement.


         SLA SUBJECT TO SECTION 8.7                   MINIMUM SLA
         --------------------------                   -----------
         1.       [...***...]                         [...***...]
         2.       [...***...]                         [...***...]
         3.       [...***...]                         [...***...]
         4.       [...***...]                         [...***...]
         5.       [...***...]                         [...***...]
         6.       [...***...]                         [...***...]
         7.       [...***...]                         [...***...]
         8.       [...***...]                         [...***...]
         9.       [...***...]                         [...***...]
         10.      [...***...]                         [...***...]


                                              * CONFIDENTIAL TREATMENT REQUESTED

                                SCHEDULE 9.2 (a)

                          APPROVED BENCHMARK PROVIDERS

1.        [...***...]
2.        [...***...]


                                              * CONFIDENTIAL TREATMENT REQUESTED

                                  SCHEDULE 10.1

                               Service Locations


        BUSINESS
 STATE    UNIT                                ADDRESS                                      PEOPLE      BREAKROOMS       AKA
---------------------------------------------------------------------------------------------------------------------------------
  AZ
          PCAZ    410 N. 44th Street                        Phoenix, AZ 85008           [...***...]    [...***...]    [...***...]
          PCAZ    4601 E. Hilton Avenue                     Phoenix, AZ 85034           [...***...]    [...***...]    [...***...]
          PCAZ    6245 E. Broadway                          Tucson, AZ 85711            [...***...]    [...***...]    [...***...]
  CA
          PCCA    29219 Canwood St. #200                    Agoura Hills, CA 91301-     [...***...]    [...***...]
          PCDV    2099 S. State College                     Anaheim, CA 92806-          [...***...]    [...***...]
          PCDV    2099 S. State College                     Anaheim, CA 92806           [...***...]    [...***...]
          PCDV    2165 S. Dupont #G (Storage)               Anaheim, CA 92806           [...***...]
          RXSL    2858 Loker East                           Carlsbad, CA 92008-         [...***...]    [...***...]    [...***...]
          PCCA    2300 Clayton Road                         Concord, CA 92108           [...***...]    [...***...]
          RXSL    3515 Harbor Blvd.                         Costa Mesa, CA              [...***...]    [...***...]
          PHPA    3515 Harbor Blvd.                         Costa Mesa, CA 92626        [...***...]    [...***...]    [...***...]
          RXCN    3515 Harbor Blvd.                         Costa Mesa, CA 92626-       [...***...]    [...***...]
          PCCA    10700 Valley View                         Cypress, CA 90630           [...***...]    [...***...]    [...***...]
           PIS    10803 Hope Street                         Cypress, CA 90630           [...***...]    [...***...]    [...***...]
          PCCA    10833 Valley View                         Cypress, CA 90630           [...***...]    [...***...]    [...***...]
          PCCA    5701 Katella Avenue                       Cypress, CA 90630           [...***...]    [...***...]    [...***...]
          PCCA    5757 Plaza Drive (Parking)                Cypress, CA 90630           [...***...]
          PCCA    5995 Plaza Drive                          Cypress, CA 90630           [...***...]    [...***...]    [...***...]
           PIS    6100 Gateway                              Cypress, CA 90630           [...***...]    [...***...]    [...***...]
           PIS    6251 Katella                              Cypress, CA                 [...***...]    [...***...]    [...***...]
          PHPA    6330 Gateway Drive, Bldg A                Cypress, CA 90630           [...***...]    [...***...]    [...***...]
           PIS    6400 Gateway Drive, Bldg C                Cypress, CA 90630           [...***...]    [...***...]    [...***...]
          PCCA    325 East Sierra Ave                       Fresno, CA 93710            [...***...]    [...***...]
          PHPA    11642 Knott Ave  - Units 3 & 20           Garden Grove, CA 92841-     [...***...]    [...***...]    [...***...]
          PCCA    11642 Knott Ave  - Units 3 & 20           Garden Grove, CA 92841-     [...***...]    [...***...]    [...***...]
           ACD    17500 Redhill Avenue, Ste 220             Irvine, CA 92701-           [...***...]    [...***...]    [...***...]
          PBHI    23046 Avenida de la Carlota               Laguna Hills, CA 92653      [...***...]    [...***...]
          PBHI    23046 Avenida de la Carlota #300          Laguna Hills, CA
          PCCA    4961 Katella Avenue (Parking)             Los Alamitos, CA 90720-     [...***...]    [...***...]    [...***...]
          PCCA    3280 E. Foothill Blvd                     Pasadena, CA 91107          [...***...]    [...***...]
          PCCA    3400 Central Avenue                       Riverside, CA 92506         [...***...]    [...***...]
          PCCA    2180 Harvard Street                       Sacramento, CA 95815        [...***...]    [...***...]
          PCCA    4365 Executive Drive                      San Diego, CA 92121         [...***...]    [...***...]
          RXSL    9401 Waples Street, Suite 120             San Diego, CA 92121         [...***...]    [...***...]
          PCCA    2077 Gateway Place                        San Jose, CA 95110          [...***...]    [...***...]


                                              * CONFIDENTIAL TREATMENT REQUESTED

          LIFE    3100 Lake Center Drive                    Santa Ana, CA 92401-        [...***...]    [...***...]
          PHPA    3100,3110,3120 Lake Center Dr             Santa Ana, CA 92704         [...***...]    [...***...]
          PBHI    5990 Sepulveda Blvd                       Van Nuys, CA 91411          [...***...]    [...***...]
                                                            West Los Angeles, CA
          PCCA    3415 S. Sepulveda Blvd, Ste 800           90034                       [...***...]    [...***...]
  CO
                                                            Colorado Springs, CO
          PCCO    5755 Mark Dabling Blvd                    80919                       [...***...]    [...***...]    [...***...]
          PBHI    6455 S. Yosemite                          Englewood, CO               [...***...]    [...***...]
          PCCO    6455 S. Yosemite                          Englewood, CO 80111         [...***...]    [...***...]    [...***...]
          PCCO    6455 S. Yosemite, Suite 800               Englewood, CO 80111-        [...***...]    [...***...]
          PCCO    3030 South College, Ste 100               Fort Collins, CO 80525      [...***...]    [...***...]
  GU
          GUAM    759 South 759 Marine Drive (CenTam Admn)  Dededo, GU 96911-           [...***...]
          GUAM    Blessco Warehouse                         Dededo, GU                  [...***...]    [...***...]
          GUAM    Hafa Adai Theatre Parking                 Dededo, GU                  [...***...]    [...***...]    [...***...]
          GUAM    231 Guerrero Street                       Tamuning, GU 96911-         [...***...]                   [...***...]
          GUAM    548 South Marine Drive (Med. Center)      Tamuning, GU 96911-         [...***...]
          GUAM    548 South Marine Drive (Parking)          Tamuning, GU                [...***...]
          GUAM    761 South Marine Drive (Annex)            Tamuning, GU                [...***...]
          GUAM    EMI Warehouse #3, Unit D                  Tamuning, GU                [...***...]    [...***...]    [...***...]
          GUAM    Lot 6, Blk 6, E T Calvo Memorial Pkway    Tamuning, GU                [...***...]    [...***...]    [...***...]
  IR
          PLIC    Letterkenney Bus. Park, Lisenan           Letterkenney, IR            [...***...]    [...***...]
  NV
          PCNV    3941 E. Sunset (Storage)                  Las Vegas, NV 89119         [...***...]
          PCNV    700 Warm Springs Road                     Las Vegas, NV 89119         [...***...]    [...***...]
  OK
          PCOK    525 Central Park Drive                    Oklahoma City, OK 73105     [...***...]    [...***...]
          PCOK    7766 E. 61st Street, Suite 500            Tulsa, OK 74133             [...***...]    [...***...]
  OR
          PCOR    20510 N.W. Evergreen Pkwy                 Hillsboro, OR 97124         [...***...]    [...***...]    [...***...]
          PBHI    20510 N.W. Evergreen Pkwy                 Hillsboro, OR 97124-        [...***...]
          PCOR    Five Centerpointe Drive                   Lake Oswego, OR 97035       [...***...]    [...***...]    [...***...]
  SP
          GUAM    211 Oleai Business Ctr                    San Jose, SP 96950-         [...***...]                   [...***...]
  TX
          PCTX    611 Ryan Plaza Drive                      Arlington, TX 76011-        [...***...]    [...***...]    [...***...]
           COV    12401 Research Blvd.,   Bldg 1, #210      Austin, TX 78759-           [...***...]    [...***...]    [...***...]
          PCTX    14205 Burnet Road, Suite 360              Austin, TX 78728-           [...***...]    [...***...]
          PCTX    5001 LBJ Freeway,Sts 400, 500, 600        Dallas, TX 75244            [...***...]    [...***...]
          PBHI    5001 LBJ Freeway,Suites 500 & 600         Dallas, TX                  [...***...]    [...***...]

                                             * CONFIDENTIAL TREATMENT REQUESTED

          PCTX    1800 West Loop South, Ste 350           Houston, TX 77027           [...***...]    [...***...]
                                                          San Antonio, TX
          PCTX    6200 Northwest Parkway                  78249-3348                  [...***...]    [...***...]    [...***...]
          PCTX    8200 IH 10 West, Ste 1000               San Antonio, TX 78230       [...***...]    [...***...]    [...***...]
  WA
          PCWA    2511 Colby Ave.                         Everett, WA 98201           [...***...]    [...***...]
          PCWA    4313 6TH Avenue S. E.                   Lacey, WA 98503-            [...***...]    [...***...]    [...***...]
          PCWA    7525 S.E. 24th                          Mercer Island, WA 98040     [...***...]    [...***...]

                  Group                     State   City             Address
--------------------------------------------------------------------------------
[...***...]
                                             CO     Englewood        333 S. Inverness
                                             TX     San Antonio      1303 McCullough Ave
                                             TX     San Antonio      13909 Nacogdoches
                                             TX     San Antonio      1402 S.W. Military
                                             TX     San Antonio      315 North San Saba


[...***...]
                                             CA     Cypress          5757 Plaza Drive
                                             IR     Letterkenny


[...***...]
                                             CA     Santa Barbara    351 Paseo Nuevo
                                             CO     Englewood        7887 Belleview, Suite 200
                                             CO     Englewood        7887 Belleview, Suite 325
                                             SP     Saipan           Chalan Kiya Circle Apt A-1


                                              * CONFIDENTIAL TREATMENT REQUESTED

                                  SCHEDULE 10.2

                         SAFETY AND SECURITY PROCEDURES



The PacifiCare Safety and Security Procedures can be found via pull-down menus at the following URL on PacifiCare's intranet:

[...***...]


                                             * CONFIDENTIAL TREATMENT REQUESTED

                                   SCHEDULE 11

                                 HUMAN RESOURCES


         For purposes of this Schedule 11 (this "Schedule"), all capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement

1. Employment Offers. Supplier shall extend offers of employment according to the terms of this Schedule and in accordance with the procedures described in this Schedule to those PacifiCare employees set forth in Exhibit A hereto (collectively, the "Affected Employees"; each, an "Affected Employee"). [...***...]

2.       Hiring Requirements.  Supplier shall hire those Affected Employees who:

                  (1)      are listed in Exhibit A hereto;

                  (2)      [...***...]

                  (3)      [...***...]

         [...***...].


3. Terms of Employment. Supplier's offer of employment to each Affected Employee shall include the following:

                  (1)      Base Salary. [...***...].

                  (2)      Positions. [...***...]

                                          1. * CONFIDENTIAL TREATMENT REQUESTED

                  [...***...].

                  (3)      Work Hours. [...***...].

                  (4) Health Care Benefits and Employee Benefit Plans. [...***...].

                  (5)      Vacation. [...***...].

                  (6)      Savings Plans. [...***...].

                  (7)      Length of Service Credit. [...***...].

                  (8)      Adjustments Related to Benefit Plans. [...***...]

                                          2. * CONFIDENTIAL TREATMENT REQUESTED

                           [...***...].

                  (9)      Tuition Aid. [...***...].

                  (10)     Location. [...***...].

                  (11)     Bonuses/Compensation Programs.

                           (a)      [...***...].

                           (b)      [...***...].

                  (12)     [...***...].

4.       Severance Benefits.

                  (1)      [...***...]


                                          3. * CONFIDENTIAL TREATMENT REQUESTED

                           [...***...].

                  (2)      [...***...].

5. Financial and Administrative Responsibilities After Effective Date and Prior to Cutover Date.

                  (1)      [...***...].

                  (2)      [...***...].

                  (3)      [...***...].

                  (4)      [...***...].

6.       Human Resources Representative. [...***...].


                                          4. * CONFIDENTIAL TREATMENT REQUESTED

7.       Conditions for Working on PacifiCare Accounts.

                  (1)      Supplier agrees to [...***...].

                  (2)      Supplier shall be responsible for [...***...].

                  (3) Supplier will implement an employee training program that will complement, further develop and maintain the requisite skills and technical knowledge of Supplier personnel assigned to the PacifiCare account in anticipation of PacifiCare's needs for the products and services in its business units. [...***...]:

                           a.       [...***...].
                           b.       [...***...].
                           c.       [...***...].
                           d.       [...***...].

8.       Conditions for Rehire.  [...***...].



                                          5. * CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT A

                               AFFECTED EMPLOYEES


NAME

POSITION

BASE SALARY

SHIFT

AMOUNT OF SIGN ON BONUS

AUTOMOBILE ALLOWANCE

FLEX PLAN ALLOWANCE

RELOCATION PACKAGE

                                    EXHIBIT B

                          RELEASE AND WAIVER OF CLAIMS


          [TO BE EXECUTED UPON TERMINATION OF EMPLOYMENT WITH SUPPLIER]


         I understand that my last day of employment with International Business Machines Corp. ("Supplier") will be ______________. In exchange for and in consideration of the promises and covenants stated in this Release and Waiver ("Release and Waiver") , [...***...].

         [...***...].

                                          1. * CONFIDENTIAL TREATMENT REQUESTED

[...***...].

         This Release and Waiver constitute the complete, final and exclusive embodiment of the entire agreement between PacifiCare and me and the Supplier and me with regard to the subject matter hereof. I am not relying on any promise or representation by PacifiCare or the Supplier that is not expressly stated herein. This Release and Waiver may only be modified by a writing signed by both me and a duly authorized officer of PacifiCare and the Supplier.

Date: __________________                 By:_________________________________
                                             [EMPLOYEE]


                                          2. * CONFIDENTIAL TREATMENT REQUESTED

                                   EXHIBIT B-1

            DISCLOSURE UNDER TITLE 29 U.S. CODE SECTION 626(F)(1)(H)

CONFIDENTIALITY PROVISION:      The information contained in this document
                                is private and confidential. You may not disclose this information to anyone except your professional advisors.

1. The following departments have been selected for the severance package program:

         a.
                  ----------------------------
         b.
                  ----------------------------
         [ADD MORE IF NECESSARY]

2. In the [two] departments listed above, employees whose job positions will be eliminated on [DATE OF TERMINATION] are eligible to participate in the severance package program.

3. An eligible employee will have up to forty-five (45) days to review the terms and conditions of the severance package.


              EMPLOYEES ELIGIBLE FOR THE SEVERANCE PACKAGE PROGRAM
       JOB TITLE                                                AGE



                                       1.

            EMPLOYEES NOT ELIGIBLE FOR THE SEVERANCE PACKAGE PROGRAM
JOB CLASSIFICATION/ORGANIZATION UNIT                          AGE




                                       2.

                                  SCHEDULE 12.2

                                  KEY PERSONNEL


For confidentiality purposes, the information in this schedule will only be accessible to the PacifiCare Supplier Relationship Vice President, the IBM Account Executive, and other personnel (e.g., Human Resources, Legal, etc.) as deemed necessary.


[...***...]


                                              * CONFIDENTIAL TREATMENT REQUESTED

                                  SCHEDULE 12.4

                             APPROVED SUBCONTRACTORS



INTRODUCTION

This Schedule defines the Supplier Subcontractors that are approved by PacifiCare for use in performing the Services. Approved Subcontractors shall also include those subcontractors performing work for PacifiCare as of the Effective Date including the Assigned Agreement subcontractors.

APPROVED SUBCONTRACTORS



         [...***...]

                                              * CONFIDENTIAL TREATMENT REQUESTED

                                  SCHEDULE 13.2

                        Oversight and Management Process


                                   [...***...]

                                              * CONFIDENTIAL TREATMENT REQUESTED

                                  SCHEDULE 13.3

                                  INITIAL DRAFT
                               IBM GLOBAL SERVICES
                                    AGREEMENT
                                     BETWEEN
                               PACIFICARE AND IBM



                                  SCHEDULE 13.3


                 POLICY AND PROCEDURES MANUAL TABLE OF CONTENTS


INTRODUCTION

This Schedule defines the table of contents that will evolve into the Policy and Procedures Manual to be developed during Transition.

POLICY AND PROCEDURES MANUAL TABLE OF CONTENTS


*Document Control (How to execute changes to policies and procedures guide)

*Document Overview (High level overview of manual 's content)

*Services Overview (High level contract overview)

Process Specifications

         *Change Management

         *Control Backup and Recovery

         Control Batch Operations

         Control Capacity

         Control Inventory

         *Control IT Security

         *Control Service Levels

         Control Tape Operations

         Coordinate IMACs

         *Application Delivery

                  Application Management and Support Operations

            AM Support Services

         *Handle Customer Satisfaction

         Handle Entitlement Failure

         Handle Inventory Logistics

         Handle Procurement

         *Handle User Requests


                                       1.

         Network Services

         *Perform Escalation

         Perform User Administration

         *Perform Asset Inventory

         *Problem Management

         *Provide Request Status

         *Reassign Request

         *Situation Management

         Support Desktop

         Support Hardware Facilities

         *Support Performance

         *Support Software

         *Track Inventory

         *Update Configuration Information

*Acronyms

INDEX

Note:

- This table of contents is representative of the topics that need to be included in the Policies and Procedures Manual. PacifiCare and IBM/Keane will agree on the final version of the document. These Policies and Procedures will address where the client and supplier need to interface.

- This Policy and Procedures Manual will be a comprehensive document and refer to other relevant policies and procedures by name or location of the living document as they are updated over time.

- It is not necessary to modify this Schedule via a contract amendment if the Table of Contents change in the draft or final document.

- The sections where Keane will provide information are indicated with an "*". The Application Delivery Section is provided solely by Keane while the remaining sections are IBM's responsibility with Keane contributing to reviewing content. This will be true for the version of Schedule 13.3 that will be attached to the Keane and PacifiCare Agreement.


                                       2.

                                SCHEDULE 14.2(a)


                         PACIFICARE PROPRIETARY SOFTWARE


INTRODUCTION

This Schedule lists the PacifiCare Proprietary Software as defined in Exhibit A of the Agreement.

PACIFICARE PROPRIETARY SOFTWARE

           PROPRIETARY SOFTWARE NAME

[...***...]


                                              * CONFIDENTIAL TREATMENT REQUESTED

                                SCHEDULE 14.2(b)

                         PACIFICARE THIRD PARTY SOFTWARE

             SUPPLIER                                   DESCRIPTION
---------------------------------        --------------------------------------
           [...***...]                                  [...***...]



                                              * CONFIDENTIAL TREATMENT REQUESTED

                                  SCHEDULE 14.3


                                SUPPLIER SOFTWARE


INTRODUCTION

This Schedule lists the Software.

SUPPLIER SOFTWARE

Item #     Vendor        Application Name and Description     Financial Responsibility   Operational Responsibility
-----------------------------------------------------------------------------------------------------------------
   1      [...***...]    [...***...]                                        Supplier                    Supplier
   2      [...***...]    [...***...]                                        Supplier                    Supplier
   3      [...***...]    [...***...]                                        Supplier                    Supplier
   4      [...***...]    [...***...]                                        Supplier                    Supplier
   5      [...***...]    [...***...]                                        Supplier                    Supplier
   6      [...***...]    [...***...]                                        Supplier                    Supplier
   7      [...***...]    [...***...]                                        Supplier                    Supplier
   8      [...***...]    [...***...]                                        Supplier                    Supplier
   9      [...***...]    [...***...]                                        Supplier                    Supplier
  10      [...***...]    [...***...]                                        Supplier                    Supplier
  11      [...***...]    [...***...]                                        Supplier                    Supplier
  12      [...***...]    [...***...]                                        Supplier                    Supplier
  13      [...***...]    [...***...]                                        Supplier                    Supplier
  14      [...***...]    [...***...]                                        Supplier                    Supplier
  15      [...***...]    [...***...]                                        Supplier                    Supplier
  16      [...***...]    [...***...]                                        Supplier                    Supplier
  17      [...***...]    [...***...]                                        Supplier                    Supplier
  18      [...***...]    [...***...]                                        Supplier                    Supplier
  19      [...***...]    [...***...]                                        Supplier                    Supplier

[...***...]

                                              * CONFIDENTIAL TREATMENT REQUESTED

                                  SCHEDULE 16.1


                                CRITICAL SERVICES


APPLICATION:                                   RECOVERY
-----------
                                               TIME-FRAME
                                               -----------------------------

[...***...]                                  [...***...]

CUSTOMER SUPPORT SYSTEMS:                    APPLICATION RUNNING IN REGION
------------------------                     -------------------------------

[...***...]                                  [...***...]     [...***...]

LIMITATIONS.  [...***...]


                                              * CONFIDENTIAL TREATMENT REQUESTED

                                   SCHEDULE 17

                    INFORMATION TECHNOLOGY SERVICES AGREEMENT
                                     BETWEEN
                        PACIFICARE HEALTH SYSTEMS AND IBM

                                  FEE SCHEDULE

                                   SCHEDULE 17


                                       1.

This schedule describes the methodology for calculating the Fees. In the event of any conflict, confusion or ambiguity between this Schedule and the Agreement, the Agreement shall control.

ATTACHMENTS

The following Attachments are attached hereto and are hereby incorporated by reference:

Attachment 17.1   Fees

Attachment 17.2   Resource Unit Rates

Attachment 17.3   Resource Unit Descriptions

Attachment 17.4   Resource Unit Baselines

Attachment 17.5   Early Termination Fees

Attachment 17.6   Retained Contractors

Attachment 17.7   Funds Transfer Information

Attachment 17.8   Rates for Application Project Services

Attachment 17.9   Wire Instructions for Asset Charges

1.       DEFINITIONS

         Terms used herein with initial capital letters shall have the respective meanings set forth in the Agreement, or, for those terms that are not defined in the Agreement, the meanings set forth in this Schedule.

         1.1 "ACTUAL RESOURCE UNITS" has the meaning set forth in Section 4.3(a) (Calculation of ARCs for Resource Units) of this Schedule.

         1.2 "ADD" has the meaning set forth in Section 5.2(a)(iii) (Install, Move, Add, and Change Services) of Attachment 17.3 to this Schedule.

         1.3 "ARC(S)" or "ADDITIONAL RESOURCE CHARGE(S)" is defined in the Agreement.

         1.4 "ARC DEADBAND" means the percentage above the Baseline within which ARCs will not apply but, when exceeded, ARCs will apply. Each Resource Unit has an ARC Deadband associated with it, as set forth in Section 4.3(a)(i) below.

         1.5 "ARC DEADBAND BASELINE" has the meaning set forth in Section 4.3(a) (Calculation of ARCs for Resource Units) of this Schedule.

         1.6 "ARC RATE" means the per Resource Unit rate at which PacifiCare is charged for use of additional resources.


                                       2.

         1.7 "BASELINE" means the quantity of a particular Resource Unit that constitutes the volume of that Resource Unit included in the Base Fees. The parties have established the initial Baselines for each Resource Unit as of the Effective Date, which are described in Attachment 17.3 to this Schedule and enumerated in Attachment 17.4 to this Schedule. Baselines may be adjusted during the Term pursuant to the processes established in the Agreement.

         1.8 "CALLS" has the meaning set forth in Section 6.2(e) below of Attachment 17.3 to this Schedule.

         1.9 "CHANGE SERVICE" has the meaning set forth in Section 5.2(a)(4) (Install, Move, Add, and Change Services) of Attachment 17.3 to this Schedule.

         1.10 "CONSUMABLES" mean items used in the normal course of business (including the IDC Tower) at the PacifiCare Service Locations, through the utilization of information technology resources, including, for example, paper, toner, printer cartridges, diskettes, compact disks, tapes, batteries, and other such consumable items that comply with original equipment manufacturer specifications. Other than as stated above, Consumables do not include office supplies, hard disks or other capital equipment.

         1.11 "CPI-U" has the meaning set forth in Section 11.1(b) below.

         1.12 "ECA FACTOR" has the meaning set forth in Section 11.1(a) below.

         1.13 "ECONOMIC CHANGE ADJUSTMENT" or "ECA" has the meaning set forth in
Section 11.1(a) below.

         1.14 "FTP" is defined in Schedule 8 to the Agreement (Service Level Schedule).

         1.15 "INSTALL, MOVE, ADD, CHANGE SERVICE" and "IMAC" means Install, Move, Add, Change Service events as set forth in Section 5.2 (Install, Move, Add, and Change Services) of Attachment 17.3 to this Schedule.

         1.16 "INSTALL" has the meaning set forth in Section 5.2(a)(i) (Install, Move, Add, and Change Services) of Attachment 17.3 to this Schedule.

         1.17 "MOVE" has the meaning set forth in Section 5.2(a)(ii) (Install, Move, Add, and Change Services) of Attachment 17.3 to this Schedule.

         1.18 "PERIPHERALS" is defined in the Statement of Work.

         1.19 "PROJECT" means projects performed by Supplier at PacifiCare's request, which projects are included in the Base Services to the extent that 1) the Supplier can perform such projects using the skills of the Project Staff, including skills related to the examples set forth below, and 2) the aggregate amount of resources (measured in FTPs) required to perform such projects underway at any given time does not exceed the aggregate amount of resources (measured in FTPs) allotted for Projects as described in Attachment 17.3 to this Schedule and enumerated in Attachment 17.4 to this Schedule. To the extent any Project requires skills different from the skills referenced above in this paragraph, or to the extent any Project requires

                                       3.

more resources (measured in FTPs) than are allotted for Projects at that time, the Parties will agree on the fees applicable to the provision of such different skills and/or additional resources prior to commencing work on such Project. The scope of work for each Project and the fees described in the immediately preceding sentence, if any, for each Project will be set forth in a project plan in a form to be mutually agreed to by the parties. The terms and conditions of the Agreement will apply to all Projects, except to the extent expressly amended by the applicable project plan. The following list includes examples of
Projects:

                  - PacifiCare-requested upgrades impacting schedules set forth in the Statement of Work, the Agreement or as approved by PacifiCare;

                  - Extension of network to a new building or location not currently occupied by PacifiCare;

                  - PacifiCare-requested support that is outside the scope of the Statement of Work and not inherent to the Base Services;

                  -        Any new pilot and proof-of-concept activity;

                  - Any work by the IDC "programming group" that exceeds eight (8) FTPs

         1.20 "PROJECT PLAN" means the project plan to be agreed by the parties as described in the definition of "Project" above.

         1.21 "REGION" means delineated business units within PacifiCare including Corporate, Central, Desert, Northwest, Southwest and Western. The Regions may be revised by PacifiCare from time to time during the Term.

         1.22 "RESOURCE UNIT" means the applicable unit of measurement for usage of the specified resource.

         1.23 "RRC(S)" or "Reduced Resource Charge(s)" means the resource charges for the use of Services below the resource Baselines enumerated on Attachment 17.4 hereto.

         1.24 "RRC DEADBAND" means the percentage below the Baseline within which RRCs will not apply but, when exceeded, RRCs will apply. Each Resource Unit has a RRC Deadband associated with it, as set forth in Section 4.3(b)(i) below.

         1.25 "RRC DEADBAND BASELINE" has the meaning set forth in Section 4.3(b) (Calculation of RRCs for Resource Units) of this Schedule.

         1.26 "RRC RATE" means the rate at which PacifiCare is credited for its reduced use of resources.

         1.27 "START UP FEES" mean all one-time costs associated with the transition of Services from PacifiCare to Supplier.

         1.28 "STATEMENT OF WORK" or "SOW" means the Statement of Work attached as Exhibit B to the Agreement.


                                       4.

         1.29 "SUPPORTED DESKTOP RESOURCE" means a Desktop PC, Laptop PC or Printer that is subject to support and service under the Agreement, and that is operational, as described in Section 5.1(c) of Attachment 17.3 to this Schedule.

         1.30 "SUPPORTED SERVER" means a server that is subject to support and service under the Agreement, and that is operational as described in Section 7.1(c) of Attachment 17.3 to this Schedule.

         1.31 "TOWER" is defined in the Statement of Work.

2.       GENERAL

         2.1 All pricing is based on the Supplier's responsibilities as set forth in the Agreement including, in particular the Statement of Work. For clarity, this pricing does not include expenses associated with responsibilities of PacifiCare under the Agreement.

         2.2 All periodic charges will be computed on a calendar-month basis and will be prorated for any partial month, unless this Agreement expressly states otherwise.

         2.3 INVOICES. All Fees will be invoiced to PacifiCare. Supplier acknowledges that PacifiCare desires certain levels of detail in such invoices in order to facilitate tracking and payment. The invoices will set forth the details (i.e., as line-item entries) as agreed to by the parties within thirty
(30) days after the Effective Date. In accordance with Section 17.15 of the Agreement (Funds Transfer), PacifiCare will pay amounts to Supplier to the account specified on Attachment 17.7 hereto.

3.       NON-VARIABLE FEES

         3.1 BASE FEES. Base Fees are the Operational Fees set forth in Attachment 17.1 to this Schedule. PacifiCare shall pay the Base Fees in accordance with Section 17.2 of the Agreement.

                  (a) OPERATIONAL FEES. Operational fees include the management service fees, equipment and software costs, and other fees and costs that are listed for each Tower on Attachment 17.1 to this Schedule.

         3.2 START UP FEES include transition costs for each Tower (Data Center, Network, Desktop, Help Desk, Distributed Computing and IDC), as well as costs for Key Hiring Bonus, Sign on Bonus, Enhanced Severance and HR Compensation and Benefits true-up, all as enumerated on Attachment 17.1 to this Schedule.

         3.3 ASSET CHARGES. Supplier will purchase the Assets as set forth in
Section 3.8 of the Agreement. The instructions applicable to the wire transfer discussed in Section 3.8 of the Agreement are set forth on Attachment 17.9 hereto.

         3.4 BILLING. [...***...]


                                              * CONFIDENTIAL TREATMENT REQUESTED
                                       5.

         3.5 SPECIAL NOTE. Start Up Fees and Asset Charges are included on the Fees matrix as set forth as Attachment 17.1 hereto, and will be invoiced along with and as part of the Base Fees in accordance with Section 17 of the Agreement.

4.       VARIABLE FEES

         4.1 GENERAL. As of the Effective Date and each month thereafter, Supplier will measure, track and report on PacifiCare's usage of Resource Units (as described on Attachment 17.3 hereto) as compared with the applicable Resource Unit Baseline set forth in Attachment 17.4 to this Schedule. To the extent that Resource Unit descriptions are not reflected in this Schedule or the Attachment, the parties agree to determine the measurement methodology within thirty (30) days of the Effective Date. Rates for Resource Units on a per-unit basis are set forth on Attachment 17.2 hereto. In the event the that PacifiCare exceeds or underutilizes a Resource Unit, or if PacifiCare requests a New Service that is an additional incremental service to a current service (i.e., an increase in a service that is currently provided by Supplier for PacifiCare at the time the New Service is requested), Supplier will, in accordance with
Section 17.3 of the Agreement (Variable Fees and Baseline Adjustments), calculate Supplier's prospective fee for such additional incremental service using the methodology set forth in this Section 4 and the charges set forth for the applicable Resource Units in Attachment 17.2 to this Schedule. Any requests for New Services are subject to the terms of the Agreement, including the terms of Section 3.10 (Right to Use Third Parties).

         4.2 BASELINES. The quantity of Resource Units for each category of resources provided to PacifiCare under the Agreement for the applicable measurement period as of the Effective Date will be specified in Attachment 17.4 to this Schedule as a Baseline. Supplier may, with PacifiCare's prior approval, and at Supplier's expense, implement technological advancements relative to providing the Services, provided Supplier performs the Services according to the Service Levels. If such technological advancements will have an effect on a Baseline, Supplier will normalize such affected Baseline, and the ARC Rate and/or RRC Rate so that PacifiCare receives the same or improved level of performance and the same or improved price performance as PacifiCare received under the methodology applicable to such Baseline, ARC Rate or RRC Rate. Supplier will review with PacifiCare the conversion methodology (for example, historical data) that Supplier used to support such adjustments.

         4.3 METHODOLOGY. PacifiCare's increased or decreased resource usage within a Resource Unit Baseline may result in either an ARC or RRC. After the completion of each month during the Term, following the first month after the Effective Date, Supplier will calculate ARCs and RRCs as set forth in this
Section 4 (Variable Fees), and provide the reports described in Section 4.4 below.

                  (a) CALCULATION OF ARCS FOR RESOURCE UNITS. For each Resource Unit, Supplier will compare the quantity of Resource Units used during the applicable measurement period ("ACTUAL RESOURCE UNITS") with the product of the Baseline for that Resource Unit, multiplied by the sum of 1.00 plus the ARC Deadband (the "ARC DEADBAND BASELINE") for that Resource Unit. The ARC Deadbands are set forth in the ARC Summary Chart below. There will be no increase of the charges otherwise payable to Supplier for such period if the Actual Resource Units do not exceed the applicable ARC Deadband Baseline for such period. If the


                                       6.

Actual Resource Units exceed the applicable ARC Deadband Baseline for such period, PacifiCare will pay Supplier an ARC with the current or future charges (or, if no future charges will be due, make payment to Supplier) equal to the product of the ARC Rate for the applicable Resource Unit, as set forth in Attachment 17.2 to this Schedule, multiplied by the difference between the Actual Resource Units for that Resource Unit and the applicable ARC Deadband Baseline.

                  (i) ARC SUMMARY CHART.

              REF. NUMBER++           RESOURCE UNIT                        ARC DEADBAND
                 [...***...]          [...***...]                          [...***...]
                 [...***...]          [...***...]                          [...***...]
                 [...***...]          [...***...]                          [...***...]
                 [...***...]          [...***...]                          [...***...]
                 [...***...]          [...***...]                          [...***...]
                 [...***...]          [...***...]                          [...***...]
                 [...***...]          [...***...]                          [...***...]
                 [...***...]          [...***...]                          [...***...]
                 [...***...]          [...***...]                          [...***...]
                 [...***...]          [...***...]                          [...***...]

-------------

++From Attachment 17.4 to this Schedule.

                  (ii) EXAMPLE. Assuming the following variables, the ARC calculation would be as follows below:

                           (1) [...***...]

                           (2) [...***...]

                           (3) [...***...]

                           (4) [...***...].


                                     ARC CALCULATION

ARC   =   [...***...]
ARC   =   [...***...]
ARC   =   [...***...]
ARC   =   [...***...]
ARC   =   [...***...]

                                              * CONFIDENTIAL TREATMENT REQUESTED

                                       7.

ARC   =   [...***...]

In this example, the ARCs for IMACs for the month would be [...***...].

                  (b) CALCULATION OF RRCS FOR RESOURCE UNITS. For each Resource Unit, Supplier will compare the quantity of Actual Resource Units used during the applicable measurement period with the product of the Baseline for that Resource Unit multiplied by the sum of 1.00 minus the RRC Deadband (the "RRC DEADBAND BASELINE") for that Resource Unit. The RRC Deadbands are set forth in the RRC Summary Chart below. There will be no decrease of the charges otherwise payable to Supplier for such period if the Actual Resource Units do not fall below the applicable RRC Deadband Baseline for such period. If the Actual Resource Units fall below the applicable RRC Deadband Baseline for such period, PacifiCare will be credited an RRC with the current or future charges (or, if no future charges will be due, Supplier will make payment to PacifiCare) equal to the product of the RRC Rate for the applicable Resource Unit, as set forth in Attachment 17.2 to this Schedule, multiplied by the difference between the applicable RRC Deadband Baseline and the Actual Resource Units. [...***...].

(i)      RRC SUMMARY CHART.


              REF. NUMBER++           RESOURCE UNIT            RRC DEADBAND
                 [...***...]          [...***...]              [...***...]
                 [...***...]          [...***...]              [...***...]
                 [...***...]          [...***...]              [...***...]
                 [...***...]          [...***...]              [...***...]
                 [...***...]          [...***...]              [...***...]
                 [...***...]          [...***...]              [...***...]
                 [...***...]          [...***...]              [...***...]
                 [...***...]          [...***...]              [...***...]
                 [...***...]          [...***...]              [...***...]
                 [...***...]          [...***...]              [...***...]

-----------

++From Attachment 17.4 to this Schedule.

                  (ii) EXAMPLE. Assuming the following variables, the RRC calculation would be as follows below:

                                   [...***...]

                                              * CONFIDENTIAL TREATMENT REQUESTED


                                       8.

                                   [...***...]

                                              * CONFIDENTIAL TREATMENT REQUESTED


                                       9.

                                     RRC CALCULATION

RRC   =   [...***...]
RRC   =   [...***...]
RRC   =   [...***...]
RRC   =   [...***...]
RRC   =   [...***...]
RRC   =   [...***...]
RRC   =   [...***...]


In this example, the RRCs for IMACs for the month would be [...***...].

         4.4 REPORTING. Each month after the Effective Date, Supplier will provide PacifiCare with a report detailing the calculations made by Supplier pursuant to Section 4.3 above for each Resource Unit. Based upon these monthly reports, the parties will reconcile payments and/or credits with other amounts paid or payable every month, [...***...], which wIlL be reported monthly but reconciled and invoiced (if necessary) quarterly.

         4.5 ASSETS. Supplier shall be responsible for securing the assets associated with committed scheduled refreshes, as specified in the Statement of Work. [...***...].

         4.6 PERIPHERALS. Supplier will acquire, receive, install and support PacifiCare with Peripherals as defined and set forth in the Statement of Work. Within thirty (30) days of the Effective Date, the parties will agree on the procedures necessary to implement a structured procurement plan for Peripherals, which will include an approval process for all non-standard configuration equipment. The parties agree to discuss the possibility of creating a catalog of pre-approved materials. Peripherals subject to refresh are included in the Base Fees and will be provided at the time of the scheduled refresh. The cost of other Peripherals that are not subject to refresh and of upgrades to assets out of the refresh cycle will be permitted to be charged to PacifiCare. The procurement plan will not permit Supplier to mark-up the cost of any Peripherals or refresh materials, although IMACs will apply and there may be a separate charge for procurement, receiving, and asset management.

                                              * CONFIDENTIAL TREATMENT REQUESTED


                                      10.

5.       FINANCIAL ASSUMPTIONS.

         5.1 If Supplier arrives at a Facility to perform a scheduled or agreed onsite Service after appropriate notice to PacifiCare, but is unable to perform the Service because of PacifiCare's action or inaction, the visit will be counted and/or charged in accordance with this Schedule.

         5.2 PacifiCare will be financially responsible for all Consumables used in the performance of all services.

         5.3 No inflation protection has been included in Supplier's price.

         5.4 HR Compensation and Benefits true-ups will occur as described
Schedule 11 to the Agreement (Human Resources Provisions).

         5.5 The operating software and tools capitalized as PacifiCare assets will be provided to Supplier for its use at no additional cost to Supplier.

         5.6 PacifiCare will permit the Supplier the use of PacifiCare Service Location and support services (fax, telephone, mail, etc.) by Supplier support personnel for the purposes of performing the Services under this Agreement at no cost to Supplier. This does not include individual office supplies, including writing implements, paper, notepads, binders, and personal communication devices, including pagers, PDAs, cell phones and Blackberrys. Supplier will terminate use of, and manage the transfer of, the assets listed in the preceding sentence from Affected Employees and Affected Contractors beginning on the Effective Date, and continuing through no later than six (6) months after the Effective Date.

         5.7 As of the Effective Date, Affected Employee and Affected Contractors may be using an item of capital equipment (including the Desktop and Distributed Computing Towers) that is subject to a lease from a third-party vendor. [...***...].

         5.8 [...***...].

         5.9 Supplier will be PacifiCare's authorized agent to manage and maintain the Managed Agreements. No fees will be charged for PacifiCare Proprietary Software used in performance of the data center mission.

         5.10 [...***...].

                                              * CONFIDENTIAL TREATMENT REQUESTED


                                      11.

[...***...]

         5.11 In addition to Service Levels described in the Agreement for Data Center transition, downtime for all applications, including [...***...].

         5.12 Replacement Services for the [...***...] agreement will be deemed New Services pursuant to and in accordance with the Agreement, including Section
3.10 (Right to Use Third Parties).

         5.13 Within five (5) days of the Effective Date, PacifiCare will include as Attachment 17.6 a list of up to fifteen (15) contractors whose services PacifiCare believes it is required to retain under its existing agreements. For so long as Supplier retains the services of these contractors, PacifiCare will be responsible for compensation to them under the existing agreements. Supplier will credit against invoiced amounts the actual costs of PacifiCare associated with compensating these contractors. When completed, Attachment 17.6 will be integrated with and become a part of this Schedule.

6.       ADDITIONAL SERVICE FEES

         If Supplier provides Services to additional PacifiCare Included Affiliates in accordance with Section 3.1 of the Agreement, then PacifiCare will pay and fees or expenses related to the provision of such Services as negotiated by the parties in accordance with that section.

7.       NEW SERVICES

         In the event that PacifiCare requests that Supplier perform a New Service as described in Section 5.1 of the Agreement, Supplier shall calculate Supplier's prospective fees for such New Service as follows:

         7.1 NEW SERVICE. In the event a New Service is not currently being provided by Supplier for PacifiCare at the time the New Service is requested, but is a service for which Supplier has a standard fee, Supplier shall calculate Supplier's prospective fee for such New Service using Supplier's standard fee, as described in Section 5.1 of the Agreement (New Services), and subject to
Section 17.14 of the Agreement [...***...]. In the event the New Service is not currently being provided by Supplier for PacifiCare at the time the New Service is requested, and is not a service for which Supplier has a standard fee, Supplier shall calculate Supplier's prospective fee for such New Service using its best available data, as described in Section 5.1 of the Agreement (New Services) and subject to Section 17.14 of the Agreement [...***...].

         7.2 PROJECTS AND PROJECT PLANS. If PacifiCare requests that Supplier undertake a Project, then, if required as described in the definition of Project set forth above, the parties will mutually agree on a Project Plan prior to the commencement of work. The Project Plan will include provisions for any additional fees and/or expenses that may be agreed upon in connection with the Project. Such fees may be calculated on a basis to be agreed by the parties, and may, for


                                              * CONFIDENTIAL TREATMENT REQUESTED


                                      12.

example, include hourly service fees, a fixed fee, an increase to the Base Fees, or as otherwise agreed, subject in all cases to the terms of the Agreement (including Section 5.1 of the Agreement (New Services) and Section 17.14 [...***...].

8.       APPLICATION PROJECT SERVICES

         If PacifiCare requests Supplier to perform application development or maintenance services which are not part of the Agreement as of the Effective Date, then such application development or maintenance services will be considered to be New Services. The parties have agreed on the applicable rates for such services, which are set forth on Attachment 17.8 to this Schedule.

9.       TERMINATION FEES

         9.1 EARLY TERMINATION FEE. In the event PacifiCare terminates the Agreement pursuant to Section 24.1 of the Agreement and triggers payment of the Early Termination Fee as set forth in Section 25.1 of the Agreement, PacifiCare shall pay the applicable Early Termination Fee as set forth in Attachment 17.5 to this Schedule pursuant to the payment terms set forth in Section 25.1 of the Agreement.

         9.2 TERMINATION ASSISTANCE SERVICES FEE. In the event any Termination Assistance Services provided by Supplier cannot be provided through resources included in the Fees, PacifiCare shall pay the Termination Assistance Services Fee as provided in Section 26.2 of the Agreement.

10.      WIND-DOWN COSTS.

         PacifiCare will pay Wind Down Costs, if any, in accordance with the terms of the Agreement.

11.      COST OF LIVING ADJUSTMENT

         11.1 ECONOMIC CHANGE ADJUSTMENT

         (a) Supplier will calculate and apply an adjustment to all Fees other than Asset Charges (i.e., Operational Fees and Start Up Fees) based upon economic changes (an "ECONOMIC CHANGE ADJUSTMENT" or "ECA") as described below beginning in January 2003. The ECA will be payable on a prospective basis (for example, the actual inflation for December 2002 will determine the ECA for the year 2003) on the Fees (other than Asset Charges) and ARCs payable by PacifiCare, minus the RRCs creditable to PacifiCare. The ECA will be determined as soon as practicable after the end of each calendar year using the formula below (the "ECA FACTOR").

         (b) Supplier will invoice PacifiCare for the ECA, if any, beginning in January 2003 and monthly thereafter. PacifiCare and Supplier agree to use the December unadjusted Consumer Price Index (national average), as published in the Summary Data from the Consumer Price Index News Release by the Bureau of Labor Statistics, US. Department of Labor, For All Urban Consumers ("CPI-U"), for purposes of determining actual inflation. In the event the


                                              * CONFIDENTIAL TREATMENT REQUESTED

                                      13.

Bureau of Labor Statistics stops publishing the CPI-U or substantially changes its content and format, PacifiCare and Supplier will substitute another comparable index published at least annually by a mutually agreeable source. If the Bureau of Labor Statistics merely redefines the base year for the CPI-U from 1982-84 to another year, PacifiCare and Supplier will continue to use the CPI-U, but will convert the Base Year Index to the new base year by using an appropriate conversion formula.

         11.2 ACTUAL INFLATION. Supplier will calculate the ECA by comparing the change in the year-to-year CPI-U with the CPI-U for December before the Effective Date (the "BASE YEAR INDEX"). For each calendar year of the Term, the actual CPI-U for December before the year for which the ECA is being calculated ("ACTUAL INFLATION") will be compared to the Base Year Index in Exhibit C-1 (for example, the December 2002 CPI-U will be used to determine the ECA for the year
2003). If Actual Inflation is equal to or less than the Base Year Index, then no ECA is due. If, however, Actual Inflation is greater than the Base Year Index, then Supplier will apply the ECA to the Fees (other than Asset Charges) and ARCs less RRCs due Supplier for the year for which Supplier is calculating the ECA.

         11.3 INFLATION SENSITIVITY. A percentage has been established that reflects the inflationary impact on Supplier's delivery of the Services (Inflation Sensitivity). The Inflation Sensitivity will apply to all Fees other than the Asset Charges. The Inflation Sensitivity agreed by the parties is equal to [...***...]%.

         11.4 ECA FACTOR. The ECA is equal to the ECA Factor times the sum of the Base Fees plus ARCs due Supplier, less RRCs creditable to PacifiCare, for each month of the calendar year succeeding the calendar year during which Actual Inflation is greater than the Base Year Index.

                  (a) ECA FACTOR. The ECA Factor is calculated as follows:


ECA Factor                 =   [...***...];
Actual Inflation           =   [...***...];
Base Year Index            =   [...***...];
Inflation Sensitivity      =   [...***...].

                  (b) ECA CALCULATION. The example below calculates the ECA based on the following assumptions:

         -        an Effective Date in 2001;

         -        a Base Year Index of the CPI-U for December 2000;

         -        ECA calculation begins in January 2002;

         -        Inflation Sensitivity of [...***...] percent; and

         -        the following Actual Inflation examples:

Base Year Index 2000 = [...***...]

                                              * CONFIDENTIAL TREATMENT REQUESTED

                                      14.

Year                  2001             2002              2003              2004             2005
Actual Inflation     [...***...]       [...***...]      [...***...]       [...***...]      [...***...]

In this example, there will be an ECA for calendar years 2002 through 2005 because the Actual Inflation for the year preceding each year is greater than the Base Year Index.

In this example, to determine the ECA amounts due in addition to the other charges for February 2003, further assume:

         - the monthly prorated portion of the Fees (other than Asset Charges) for February is $[...***...],

         -        there are VMS ARCs of $[...***...] due for that month; and

         - there are Database Instances RRCs of $[...***...] due PacifiCare for that same month.

Then, the calculation is as follows:

ECA Calculation Example
ECA   =   [...***...]
ECA   =   [...***...]
ECA   =   [...***...]
ECA   =   [...***...]
ECA   =   [...***...]
ECA   =   [...***...]


         The ECA for each month of each year in which the ECA is due is calculated as above (substituting the appropriate monthly amounts and the ECA Factor based upon the actual information).

12. ADJUSTMENTS RELATED TO SCHEDULES 7.1 (ASSIGNED AGREEMENTS) AND 7.2 (MANAGED AGREEMENTS).

         12.1 BACKGROUND. As described in Section 7 of the Agreement (Third Party Agreements), Supplier will be responsible for payments pursuant to the Assigned Agreements, and PacifiCare will remain responsible for payments pursuant to the Managed Agreements. [...***...]:

         [...***...]

                                              * CONFIDENTIAL TREATMENT REQUESTED


                                      15.

         [...***...]

[...***...]

         12.2 ADJUSTMENT TO SCHEDULES 7.1 AND 7.2. The parties agree that on a mutually agreeable date [...***...] (the "ADJUSTMENT DATE"), the parties will revise Schedules 7.1 and 7.2 to:

         [...***...]

         12.3 ADJUSTMENTS TO PRICING. Concurrent with the adjustment to Schedules 7.1 and 7.2 described above, and in accordance with those procedures:

         [...***...]

                                              * CONFIDENTIAL TREATMENT REQUESTED


                                      16.

[...***...].

         [...***...].

         12.4 PROVISIONS RELATED TO CERTAIN AGREEMENTS BETWEEN PACIFICARE AND [...***...].

              (a) During the period between the Effective Date and the Adjustment Date, the parties will review documentation related to four (4) [...***...] agreements [...***...]:

                           [...***...]


         12.5 CUMULATIVE CHANGES. [...***...].

         12.6 SUPPLIER MONITORING. Supplier will monitor and manage agreements in order to identify potential cost-efficiencies or agreements that could be terminated without negative effects on the provision of Services. As Supplier identifies such potentially beneficial circumstances, Supplier will present recommendations to PacifiCare. Any changes to be made to


                                              * CONFIDENTIAL TREATMENT REQUESTED

                                      17.

Schedules 7.1 or 7.2 after the Adjustment Date, including as the result of PacifiCare accepting such recommendations, will be made, if at all, pursuant to the Change Control Procedures in the Agreement.


                                              * CONFIDENTIAL TREATMENT REQUESTED


                                      18.

                                 ATTACHMENT 17.1

                                    BASE FEES



                                      19.

                                ATTACHMENT 17.1

                                    BASE FEES

              Category of Services                                            Year 1 *        Year 2         Year 3     Year 4
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONAL FEES (K$)                                                      [...***...]     [...***...]    [...***...]  [...***...]

              DATA CENTER

              [...***...]


                                 DATA CENTER TOTAL

              NETWORK

              [...***...]


                                 NETWORK TOTAL

              DISTRIBUTED COMPUTING

              [...***...]

                                 DISTRIBUTING COMPUTING TOTAL

              DESKTOP

              [...***...]

                                 DESKTOP TOTAL

              HELP DESK          TOTAL

              PROJECT FTPs       TOTAL

              INFORMATION DISTRIBUTION CENTER

              [...***...]

                                 INFORMATION DISTRIBUTION CENTER TOTAL



TOTAL OPERATIONAL FEES

START-UP FEES


              TRANSITION COSTS (itemize):

              DATA CENTER TRANSITION

              NETWORK TRANSITION

              DESKTOP, HELP DESK AND DISTRIBUTED TRANSITION

              IDC TRANSITION

              PROJECT OFFICE TRANSITION


              ASSET PURCHASE FMV

              ASSET PURCHASE NBV

              [...***...]

              [...***...]

              [...***...]



TOTAL START-UP FEES

GRAND TOTAL FEES


              Category of Services                                              Year 5        Year 6        Year 7      Year 8
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONAL FEES (K$)                                                          [...***...]  [...***...]   [...***...]  [...***...]

              DATA CENTER

              [...***...]


                                 DATA CENTER TOTAL

              NETWORK

              [...***...]


                                 NETWORK TOTAL

              DISTRIBUTED COMPUTING

              [...***...]

                                 DISTRIBUTING COMPUTING TOTAL

              DESKTOP

              [...***...]

                                 DESKTOP TOTAL

              HELP DESK          TOTAL

              PROJECT FTPs       TOTAL

              INFORMATION DISTRIBUTION CENTER

              [...***...]

                                 INFORMATION DISTRIBUTION CENTER TOTAL



TOTAL OPERATIONAL FEES

START-UP FEES


              TRANSITION COSTS (itemize):

              DATA CENTER TRANSITION

              NETWORK TRANSITION

              DESKTOP, HELP DESK AND DISTRIBUTED TRANSITION

              IDC TRANSITION

              PROJECT OFFICE TRANSITION


              ASSET PURCHASE FMV

              ASSET PURCHASE NBV

              [...***...]

              [...***...]

              [...***...]



TOTAL START-UP FEES

GRAND TOTAL FEES



              Category of Services                                             Year 9       Year 10       Total
------------------------------------------------------------------------------------------------------------------
OPERATIONAL FEES (K$)                                                       [...***...]   [...***...]   [...***...]

              DATA CENTER

              [...***...]


                                 DATA CENTER TOTAL

              NETWORK

              [...***...]


                                 NETWORK TOTAL

              DISTRIBUTED COMPUTING

              [...***...]

                                 DISTRIBUTING COMPUTING TOTAL

              DESKTOP

              [...***...]

                                 DESKTOP TOTAL

              HELP DESK          TOTAL

              PROJECT FTPs       TOTAL

              INFORMATION DISTRIBUTION CENTER

              [...***...]

                                 INFORMATION DISTRIBUTION CENTER TOTAL



TOTAL OPERATIONAL FEES

START-UP FEES


              TRANSITION COSTS (itemize):

              DATA CENTER TRANSITION

              NETWORK TRANSITION

              DESKTOP, HELP DESK AND DISTRIBUTED TRANSITION

              IDC TRANSITION

              PROJECT OFFICE TRANSITION


              ASSET PURCHASE FMV

              ASSET PURCHASE NBV

              [...***...]

              [...***...]

              [...***...]



TOTAL START-UP FEES

GRAND TOTAL FEES


-------------------

*
          [...***...]
**
          [...***...]

                                              * CONFIDENTIAL TREATMENT REQUESTED

                                 ATTACHMENT 17.2

                               RESOURCE UNIT RATES


                                      20.

                                 ATTACHMENT 17.2

                           UNIT RATES - INFRASTRUCTURE

     UNIT RATES                             YEAR 1          YEAR 2            YEAR 3              YEAR 4           YEAR 5
----------------------------------------------------------------------------------------------------------------------------
    Project FTPs
       [...***...]                         [...***...]    [...***...]      [...***...]         [...***...]      [...***...]

    DATA CENTER
       [...***...]                         [...***...]    [...***...]      [...***...]         [...***...]      [...***...]


    NETWORK
       [...***...]                         [...***...]    [...***...]      [...***...]         [...***...]      [...***...]



    CUSTOMER SUPPORT DESK (CSD)
       [...***...]                         [...***...]    [...***...]      [...***...]         [...***...]      [...***...]

DESKTOP SUPPORT
       [...***...]                         [...***...]    [...***...]      [...***...]         [...***...]      [...***...]


     UNIT RATES                            YEAR 6                 YEAR 7             YEAR 8        YEAR 9         YEAR 10
--------------------------------------------------------------------------------------------------------------------------
    Project FTPs
       [...***...]                       [...***...]           [...***...]         [...***...]   [...***...]   [...***...]

    DATA CENTER
       [...***...]                       [...***...]           [...***...]         [...***...]   [...***...]   [...***...]


    NETWORK
       [...***...]                       [...***...]           [...***...]         [...***...]   [...***...]   [...***...]



    CUSTOMER SUPPORT DESK (CSD)
       [...***...]                       [...***...]           [...***...]         [...***...]   [...***...]   [...***...]

DESKTOP SUPPORT
       [...***...]                       [...***...]           [...***...]         [...***...]   [...***...]   [...***...]





                                 (continued on next page)

                                              * CONFIDENTIAL TREATMENT REQUESTED

                      Attachment 17.2 (continued from previous page)


                                Unit Rates - INFRASTRUCTURE

  UNIT RATES                                   Year 1              Year 2          Year 3              Year 4           Year 5
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTED COMPUTING
       [...***...]                            [...***...]       [...***...]      [...***...]          [...***...]     [...***...]



INFORMATION DISTRIBUTION CENTER - MONTHLY
       [...***...]                            [...***...]       [...***...]      [...***...]          [...***...]     [...***...]


  UNIT RATES                                       Year 6         Year 7        Year 8             Year 9         Year 10
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTED COMPUTING
       [...***...]                               [...***...]    [...***...]   [...***...]       [...***...]      [...***...]



INFORMATION DISTRIBUTION CENTER - MONTHLY
       [...***...]                               [...***...]    [...***...]   [...***...]       [...***...]      [...***...]


[...***...]


[...***...]

                                              * CONFIDENTIAL TREATMENT REQUESTED

                                 ATTACHMENT 17.3

                           RESOURCE UNIT DESCRIPTIONS

1.       GENERAL.

         1.1 PROFILE ADJUSTMENTS. Certain pricing assumptions contained in this Attachment contain profiles (e.g., average call time will be [...***...] minutes). To the extent that an assumption contains a profile, and the actual numbers or amounts deviate from the numbers or amounts specified in that profile by more than [...***...] percent ([...***...]%) over any [...***...]month period during the Term, then the parties agree to discuss adjustments to the profile or any other provision (including price), as appropriate. No adjustments will be made except by mutual agreement of the parties.

         1.2 MEASUREMENT. As noted in Section 4.1 of Schedule 17 (to which this Attachment is attached), to the extent that Resource Unit descriptions are not reflected in this Attachment, the parties agree to determine the measurement methodology within thirty (30) days of the Effective Date.

2.       PROJECT SERVICES BASELINE RESOURCE UNITS.

         2.1 RESOURCE UNITS. The Resource Unit for a Project is a Project FTP, which consists of a monthly charge for an experienced technician (exclusive of travel). A technician has skills in hardware, software, problem management or physical database management and administration, as required to perform the applicable Project services, and may be responsible for activities including evaluating, installing, configuring, troubleshooting and supporting equipment and software products.

         2.2 MANAGEMENT OF PROJECT FTPs. The Project FTPs will be tasked by PacifiCare through a Project authorization process that will be developed by Supplier and approved by PacifiCare during the first 60 days after the Effective Date. [...***...].

         2.3 MEASUREMENT AND RECONCILIATION. Use of Project FTPs will be measured, tracked and reported to PacifiCare by Supplier on a monthly basis, and will be reconciled and invoiced (if applicable) on a quarterly basis.

         2.4 SPECIAL CONSIDERATIONS FOR PROJECT FTPs. With respect to the utilization of Project FTPs:

                  (a) notwithstanding Section 3.10 of the Agreement (Right to Use Third Parties), PacifiCare [...***...].

                  (b) notwithstanding Section 4.3(b) of Schedule 17 (to which this Attachment is attached), there will be RRCs for resource usage of Project FTPs below [...***...] percent ([...***...]%) of the Baselines as of the Effective Date.

                                              * CONFIDENTIAL TREATMENT REQUESTED


                                      21.

3.       DATA CENTER SERVICES BASELINE RESOURCE UNITS

         3.1 SERVER RESOURCE UNITS. Supplier will categorize each of the servers based on the server size (small, medium and large) for UNIX. VMS servers are not categorized based on server size. Each category of server, including categories based on the server size, will have a separate baseline associated with the server category. [...***...]. As the standards are updated or as new requirements that deviate from the standards are established, the standard configuration will provide the Baseline for measuring change. The installed Baselines and charges will not be subject to adjustment when a standard is updated, however, when such Resource Unit Baseline is refreshed, then it will be refreshed with the then current standard.

         3.2 DATABASE RESOURCE UNITS. A database Resource Unit is any [...***...] database, supported by Supplier personnel, residing on PacifiCare production and development systems.

         3.3 STORAGE RESOURCE UNITS. A storage Resource Unit equals [...***...] of storage.

         3.4 ASSUMPTIONS. Supplier's charges for Resource Units are based on the following assumptions:

                  (a) Hours of operations support (as described in the Statement of Work, in particular Sections B(2) and B(4)) are 24x7.

                  (b) System hardware moves for the production and ILIAD clusters must be accomplished within a 24 hour window. The remaining system hardware moves can be performed during weekends and three (3) day holidays with reduced impact to PacifiCare processing requirements and with PacifiCare's prior approval, in accordance with Schedule 16.1 to the Agreement (Critical Services).

                  (c) Consolidation, relocation, and migration from the PacifiCare data center to the IBM data center in St. Louis, MO. will occur as identified in Schedule 4.1 of the Agreement (Transition Plan).

4.       NETWORK SERVICES BASELINE RESOURCE UNITS

         4.1 DATA NETWORK SERVICES RESOURCE UNITS. Resource Units for this category means the number of devices used (as categorized by routers, switches, hubs, and CSUs) to connect the Data Center to the Data NETWORK locations in
Schedule 6.3(a) to the Agreement (Facilities Space Requirements and Rules & Regulations). This Schedule 6.3(a) lists the data communications lines with their capacities and addresses of the from and to locations. The Base Fee includes the frame relay based connection charges for these locations. "DATA NETWORK" means the machines, associated attachments, features and accessories, Software, lines and cabling used to connect, transmit and receive data between the Data Center(s) and PacifiCare locations listed in Schedule

                                              * CONFIDENTIAL TREATMENT REQUESTED

                                      22.

         10.1 to the Agreement (Service Locations), including routers, network switches, circuits and DSUs/CSUs, but excluding Desktop PCs and Laptop PCs.

                  (a) ROUTERS. A router Resource Unit is measured by number of physical machines.

                  (b) NETWORK SWITCHES. A Network Switch Resource Unit is measured by number of physical machines.

                  (c) CIRCUITS. A Circuit Resource Unit is measured by number of billed circuits.

                  (d) Digital Service UNITS (DSUs)/CHANNEL SERVICE UNITS (CSUs). Resource Units for DSUs/CSUs are measured by number of physical machines.

         4.2 VOICE NETWORK SERVICES RESOURCE UNITS.

                  (a) PBX MAINTENANCE. Resource Units for the maintenance of PacifiCare's Avaya and Siemens PBX telephone systems are based on the specified number of each type, model, version and software release of PBXs, and the total number of ports for each type of system. Maintenance charges are based on coverage from 8 AM to 5 PM (local time) from Monday through Friday. Maintenance charges do not cover telephone stations and specified adjunct equipment. These costs do not include the costs of the telephone lines for connectivity to these systems which will be paid for by PacifiCare.

                  (b) ASPECT ASD MAINTENANCE. Resource Units for the maintenance of PacifiCare's Aspect ASD systems are based on the number of ASD licenses currently in force on these systems. These costs do not include the costs of the telephone lines for connectivity to these systems which will be paid for by PacifiCare.

                  (c) VOICE MAIL MAINTENANCE. Resource Units for the maintenance of PacifiCare's [...***...] voice mail systems are based on the specified number of each type, model, version and software release of voice mail systems. Maintenance charges are based on coverage from 8 AM to 5 PM (local time) from Monday through Friday. Maintenance charges for [...***...] voice mail systems are for base voice mail units only, and do not cover connectivity and peripheral equipment costs.

                  (d) VIDEO CONFERENCING MAINTENANCE. Resource Units for video conferencing systems are based on the specified number of each type, model, version and software release of video conferencing systems. Maintenance charges are based on coverage from 8 AM to 5 PM (local time) from Monday through Friday. Maintenance charges are for base voice mail units only, and do not cover connectivity and peripheral equipment.

                  (e) VOICE MAIL INSTALLS, MOVES, ADDS AND CHANGE SERVICE ACTIVITY ("IMAC") charges. [...***...]

                                              * CONFIDENTIAL TREATMENT REQUESTED



                                      23.

      4.3 ASSUMPTIONS. Supplier's charges for Resource Units are based on the following assumptions:

            [...***...]


                                      24.      *CONFIDENTIAL TREATMENT REQUESTED

[...***...].

5. DESKTOP SERVICES BASELINE RESOURCE UNITS

      5.1 SUPPORTED DESKTOP PCS, LAPTOP PCS, AND PRINTERS

            (d) Resource Units for this category will be measured as the number of supported Desktop Resources (on a Desktop PC, Laptop PC, or Printer basis) operational at the Facilities based on information provided by PacifiCare during the Transition Period. One supported Desktop PC equals one Resource Unit, one Laptop PC equals one Resource Unit and one printer equals one Resource Unit.

            (e) There are 3 classifications of supported Desktop Resources:
Desktop PCs, Laptop PCs and Printers (as enumerated in Attachment 17.4 to this Schedule, Reference Numbers 501 through 503), each having a separate Baseline and an associated ARC Rate and RRC Rate. Such classifications reflect the differences in the allocation of shared or required infrastructure, equipment and software, maintenance and support costs, infrastructure design or Service Level commitments.

            (f) A Supported Desktop Resource will be considered operational:

                  (i) when Supplier or PacifiCare install it according to the criteria for a completed installation, set forth in the Policy and Procedures Manual (Schedule 13.3 to the Agreement) or as Supplier discovers or is otherwise notified by PacifiCare;

                  (ii) until Supplier deinstalls it as an IMAC event or as Supplier is otherwise notified that it is a deinstalled unit; or

                  (iii) until it is classified as unserviceable in accordance with the Policy and Procedures Manual, which is set forth as Schedule 13.3 to the Agreement.

      5.2 INSTALL, MOVE, ADD, AND CHANGE SERVICES. IMAC services encompass the coordination and performance of Installation, Move, Add, Change Services and Remove activities.

            (a) RESOURCE UNITS. Resource Units for this category will be measured as the aggregate number of Install, Move, Add, and Change Service events Supplier performs during the applicable measurement period. IMAC events are defined as follows:

                  (i) INSTALL means the setup and connection of standard equipment. The source of the equipment can be either through the procurement process or from a storage location containing unused equipment. An Install includes unpacking, connecting the system unit and associated Peripherals, adding an asset tag and testing to verify that the system is functional with network connectivity, as applicable. Supplier will migrate End User data from the existing system onto the new standard system, if applicable.


                                       25.    * CONFIDENTIAL TREATMENT REQUESTED

                  (ii) MOVE means relocating a system unit and associated peripherals from its current location and relocating it to a new location requiring no modification to the system software other than minor configuration changes to operate in a new location (e.g. new IP address). A Move includes disconnecting the system unit and peripherals, packing, unpacking, reconnecting the system unit and associated peripherals, and testing to verify that the system is functional with network connectivity, as applicable. Transportation is not included as part of the Move activity. "Move" also includes system units that are disconnected from a current location and relocated to a storage or staging area for future development.

                  (iii) ADD means the installation of new hardware or Software to an existing device. A hardware add includes the installation of an external device and the appropriate device driver. A Software add includes an installation of up to five applications using a server-based distribution process or via media.

                  (iv) CHANGE SERVICE means a modification to an existing system/unit. It may consist of a hardware upgrade or downgrade (remove functionality), a Software application upgrade, a Software system upgrade, or a end user requested configuration change.

Software upgrades or changes that represent significant functional enhancements and require changes to data structure (for example, Windows 3.1 to Windows 95) may be handled, at PacifiCare's option, as:

                        a. an IMAC (i.e., as a Change Service to the software) per end-user upgrade;

                        b. charged as hourly services; or

                        c. as a Project.

                  (v) CASCADE means the combination of a Refresh event and a Move event. The device being replaced by the Refresh unit is moved to another location and that replaced device is the unit that is disposed. No more than one
(1) Cascade will be scheduled in conjunction with a single Refresh installation. All Cascade events will be billed in accordance with the IMAC process.

                  (vi) REDEPLOY means the installation of previously used equipment that has been in storage. This is the equivalent of and charged as an Install event. To be eligible for Redeploy, the equipment must meet the minimum hardware standards as defined for the PacifiCare environment.

                  (vii) DISPOSE means removal of equipment at the end of its life. Supplier will validate data is removed from the hard drive, if applicable. Equipment that is owned by Supplier will be disposed of in accordance with the Policy and Procedures Manual. The cost for disposing of PacifiCare-owned equipment is not covered in the Base Fees.

                  (viii) IMAC PROJECT means requests for IMAC services which contain [...***...] or more IMAC events on a single request. All IMAC Projects shall have mutually


                                       26.    * CONFIDENTIAL TREATMENT REQUESTED
agreed to implementation schedules outside the normal SLA requirements. There are no additional costs for IMAC Projects outside the normal IMAC event costs.

                  (ix) EXPEDITED IMAC SERVICE means:

                        (1) requests for IMAC service that must be completed in less time than the stated SLA requirement; or

                        (2) PacifiCare requested cancellations of service [...***...];

                        (3) [...***...].

      Based on the total IMAC event counts for a given calendar month, the first three percent (3%) of Expedited IMAC Service events in the same calendar month will not have any additional costs. All Expedited IMAC Service events above [...***...] will count as one (1) additional IMAC event.

            (b) VIRUS INCIDENTS. In the event of a Virus incident:

                  (i) activities necessary to redress the Virus incident, including those resulting from virus definition installs or upgrades (to desktop or to server), will not be counted as IMAC events and will not be coordinated through the IMAC process; and

                  (ii) activities related to the redress of the Virus incident (including installs or upgrades) will proceed as required under the Agreement; and

                  (iii) the parties will discuss and agree to (A) any adjustments to the Service Level commitments during the period in which the redress activities take place and (B) supplementary costs or expenses, or both, that may be occasioned by the undertaking of activities that are necessary to redress a Virus incident.

            (c) MEASUREMENT. Each IMAC event described above will be counted in accordance with the following IMAC events chart. The IMAC Baseline set forth in Attachment 17.4 reflects the agreed quantity of IMAC events included in the Base Fees.

      As described above in Sections 4.3(a) and (b), respectively, ARCs apply to IMAC event resources above [...***...] percent ([...***...]%) of the IMAC Baseline, and RRCs apply to IMAC event resources below [...***...] percent ([...***...]%) of the IMAC Baseline.


                            IMAC EVENTS

             IMAC                              NUMBER OF IMAC EVENTS

            Install                              [...***...]



                                      27.     * CONFIDENTIAL TREATMENT REQUESTED

                                   IMAC EVENTS

                Move

                  -  within a Facility               [...***...]
                  -  between Facilities              [...***...]

                Add

                  -  hardware                        [...***...]
                  -  Software                        [...***...]
                Change Service

                  -  hardware                        [...***...]
                  -  software                        [...***...]
                Dispose                              [...***...]

            (d) EXAMPLES. IMAC Charging examples:

                  (i) New device ordered to replace existing device that is disposed of: (1 Install and 1 Dispose).

                  (ii) End user requests new hard drive, memory upgrade, and new network card. (1 Change Service as long as all new equipment is installed on a single trip. If end user requests that multiple trips be done, each trip will count as 1 Change Service event).

                  (iii) Move PC along with person's telephone number to new office. (1 Move and 1 Voice).

                  (iv) Application is electronically pushed/pulled to end user outside the scope of the Statement of Work (Not an IMAC event resulting in an adjustment to the baselines. This would be a Project subject to the procedures set forth in the Statement of Work.).

                  (v) Install a new printer (1 Install).

                  (vi) Install external CD-RW device to existing PC (1 Change Service).

                  (vii) Take memory out of one PC and install it into another PC (2 Change Services).

                  (viii) A new PC is ordered. The PC that is being replaced is to be moved to another user who does not have a PC. (1 Install and 1 Move).

                  (ix) An end user leaves the business and his/her PC is put into storage until needed. (1 Move to put in storage, 1 Redeploy when needed).

                  (x) Area is recarpeted over weekend and entire department (50 users) needs to be removed and re-installed afterwards (worked as IMAC Project and would count as


                                      28.     * CONFIDENTIAL TREATMENT REQUESTED

50 Moves. Because the event is continuous, there is no additional fee for the temporary storage of equipment).

                  (xi) New device is ordered and existing device is moved to another user and his/her device is to be disposed of. (1 Install, 1 Move, and 1 Dispose).

                  (xii) End user wants to add a new printer to printer folder (If done via Help Desk call, no IMAC. If end user requests that someone come to his/her work area, 1 Change Service).

                  (xiii) PacifiCare requests that all desktops be upgraded to Window XP (This would be treated as a Project).

                  (xiv) Move a local attached printer from one desktop to another (1 Move).

                  (xv) Install scanner to PC and add an application that comes with scanner (1 Add, there is no additional cost for the application install as long as it is done at the same time as the scanner install).

      5.3 ASSUMPTIONS. Supplier's charges for Resource Units for Desktop and Distributed Computing Management are based on the following assumptions

            [...***...].




                                      29.     * CONFIDENTIAL TREATMENT REQUESTED

            [...***...].

6. CUSTOMER SUPPORT DESK (CSD) SERVICES BASELINE RESOURCE UNITS

      6.1 RESOURCE UNIT. After the Transition Period, Resource Units for this category will be measured as described below.

            (a) END USERS. The Baseline for this category will be measured as the total number of end users. One end user will equal one Resource Unit.




                                      30.     * CONFIDENTIAL TREATMENT REQUESTED

            (b) EXCHANGE ACCOUNT SERVICES. Resource usage for this category will be measured as the number of Exchange Accounts created per year. One Exchange Account will equal one Resource Unit.

            (c) REMOTE ACCESS SERVICES. The Baseline for this category will be measured as the number of initial remote administration creations per year. One initial remote administration creation will equal one Resource Unit.

            (d) SECURITY ACCOUNT SERVICES. The Baseline for this category will be measured as the number of security accounts created per year (logon requests). One security account creation will equal one Resource Unit.

      6.2 ASSUMPTIONS. Supplier's charges for Resource Units are based on the following assumptions:

            [...***...].

7. DISTRIBUTED COMPUTING SERVICES BASELINE RESOURCE UNITS

      7.1 SUPPORTED DISTRIBUTED SERVERS.

            (a) RESOURCE UNITS. Resource Units for this category will be measured as the number of Supported Servers operational in distributed environment. One Supported Server equals one Resource Unit.




                                      31.     * CONFIDENTIAL TREATMENT REQUESTED

            (b) There are four (4) classifications of Supported Servers: small, medium, large and NT Storage, each having a separate Baseline and associated ARC Rate and RRC Rate.

            (c) A Supported Server will be considered operational:

                  (i) when Supplier or PacifiCare install it according to the criteria for a completed installation, set forth in the Policy and Procedures Manual or as Supplier discovers or is otherwise notified by PacifiCare;

                  (ii) until Supplier or PacifiCare deinstall it, or Supplier is otherwise notified that it is a deinstalled unit; or

                  (iii) until it is classified as unserviceable in accordance with the Policy and Procedures Manual, which is set forth as Schedule 13.3 to the Agreement.

8. INFORMATION DISTRIBUTION SERVICES RESOURCES

      8.1 BASELINES. The Baselines for this resource category will be based upon PacifiCare's estimates provided in the Attachments to this Schedule as of the Effective Date.

            (a) Each single image or one-sided page will equal one (1) print hardcopy Resource Unit.

            (b) Online print image or screen of online printed output will be measured in gigabytes. A Resource Unit will be one (1) gigabyte.

            (c) Each page of output automatically inserted into an envelope will equal one (1) auto insert flat Resource Unit.

            (d) Each hour of time spent performing automated insertion of pages into an envelope will equal one (1) Resource Unit.

            (e) The average monthly number of inserts included per item of output (standard size) will equal one (1) Resource Unit.

            (f) Each hour of time spent performing manual output assembly will equal one (1) manual assembly Resource Unit.

            (g) Each image or one-sided page of color print will equal one (1) demand print color Resource Unit.

            (h) Each image or one-sided page of black and white print will equal one (1) demand print black/white Resource Unit.

            (i) Each hour of time spent creating any other print processing and/or output will equal one (1) demand print special processing Resource Unit.

            (j) Each mail stop located within the Cypress and Lake Center facilities will equal one (1) mail stop Resource Unit.




                                      32.

            (k) The total of all pieces of inbound and output US mail and interoffice mail processed from the Cypress and Lake Center facilities in one month will equal one (1) mail Resource Unit.

            (l) The total of all pieces of inbound/output accountable (certified, registered, etc.) mail processed from the Cypress and Lake Center facilities in one month will equal one (1) accountable mail Resource Unit.

            (m) Each item stocked in the IDC warehouse will equal one (1) warehouse Resource Unit.

            (n) Each item ordered for the IDC warehouse will equal one (1) warehouse order item Resource Unit.

            (o) Each service call physically handled by the IDC personnel will equal one (1) customer support call Resource Unit.

            (p) As described above in Sections 4.3(a) and (b), respectively, ARCs apply to Information Distribution Center resources above [...***...] percent ([...***...]%) of the Baselines, and RRCs apply to Information Distribution Center resources below [...***...] percent ([...***...]%) of the Baselines.

            (q) NON-PRINT MEDIA PROCESSING FTP. The Resource Unit for an FTP for Non-Print Media Processing (see Attachment 17.4, Reference Number 707) is a Non-Print Media Processing FTP, which consists of a monthly charge for an onsite, experienced technician (exclusive of travel). The technician has skills in non-print media processing, as required.

            (r) INFORMATION DISTRIBUTION CENTER ACCOUNT MANAGER FTP. The Resource Unit for an Information Distribution Center Account Manager (see Attachment 17.4, Reference Number 708) is an Information Distribution Center Account Manager FTP, which consists of a monthly charge for an onsite, experienced project manager (exclusive of travel). An account manager has skills in either account management, records management, or print output management, as required.

            (s) INFORMATION DISTRIBUTION CENTER TECHNICAL FTP. The Resource Unit for an Information Distribution Center Technician (see Attachment 17.4, Reference Number 709) is an Information Distribution Center Technical FTP, which consists of a monthly charge for an onsite, experienced technician (exclusive of travel). A technician has skills in print, mail, or document management and administration, as required.



                                      33.     * CONFIDENTIAL TREATMENT REQUESTED

                                 ATTACHMENT 17.4

                             RESOURCE UNIT BASELINES

                         [SEE REDACTED ATTACHMENT 17.4]

                                ATTACHMENT 17.4

                    RESOURCE UNIT BASELINES - INFRASTRUCTURE

              RESOURCE UNITS                      BASE YEAR       YEAR 1        YEAR 2        YEAR 3        YEAR 4        YEAR 5
 Ref Project FTPs

        [...***...]                              [...***...]   [...***...]   [...***...]    [...***...]   [...***...]   [...***...]

     DATA CENTER

        [...***...]                              [...***...]   [...***...]   [...***...]    [...***...]   [...***...]   [...***...]




















     NETWORK

        [...***...]                              [...***...]   [...***...]   [...***...]    [...***...]   [...***...]   [...***...]



















     CUSTOMER SUPPORT DESK (CSD)

        [...***...]                              [...***...]   [...***...]   [...***...]    [...***...]   [...***...]   [...***...]




     DESKTOP SUPPORT

        [...***...]                              [...***...]   [...***...]   [...***...]    [...***...]   [...***...]   [...***...]







     DISTRIBUTED COMPUTING

        [...***...]                              [...***...]   [...***...]   [...***...]    [...***...]   [...***...]   [...***...]







     INFORMATION DISTRIBUTION CENTER - MONTHLY

        [...***...]                              [...***...]   [...***...]   [...***...]    [...***...]   [...***...]   [...***...]




















              RESOURCE UNITS                        YEAR 6         YEAR 7          YEAR 8        YEAR 9         YEAR 10
 Ref Project FTPs

        [...***...]                               [...***...]    [...***...]    [...***...]    [...***...]    [...***...]

     DATA CENTER

        [...***...]                               [...***...]    [...***...]    [...***...]    [...***...]    [...***...]




















     NETWORK

        [...***...]                               [...***...]    [...***...]    [...***...]    [...***...]    [...***...]



















     CUSTOMER SUPPORT DESK (CSD)

        [...***...]                               [...***...]    [...***...]    [...***...]    [...***...]    [...***...]




     DESKTOP SUPPORT

        [...***...]                               [...***...]    [...***...]    [...***...]    [...***...]    [...***...]







     DISTRIBUTED COMPUTING

        [...***...]                               [...***...]    [...***...]    [...***...]    [...***...]    [...***...]







     INFORMATION DISTRIBUTION CENTER - MONTHLY

        [...***...]                               [...***...]    [...***...]    [...***...]    [...***...]    [...***...]




















                                              * CONFIDENTIAL TREATMENT REQUESTED

                                 ATTACHMENT 17.5

                            TERMINATION FEE SCHEDULE


         CATEGORY OF SERVICES             YEAR 1        YEAR 2      YEAR 3        YEAR 4       YEAR 5       YEAR 6       YEAR 7
TERMINATION FOR CAUSE

              [...***...]





TOTAL TERMINATION  FEES


TERMINATION FOR CHANGE OF CONTROL

              [...***...]               [...***...]  [...***...]  [...***...]  [...***...]  [...***...]  [...***...]  [...***...]





TOTAL  TERMINATION  FEES


TERMINATION FOR CONVENIENCE

              [...***...]               [...***...]  [...***...]  [...***...]  [...***...]  [...***...]  [...***...]  [...***...]





TOTAL  TERMINATION  FEES

         CATEGORY OF SERVICES                    YEAR 8          YEAR 9           YEAR 10
TERMINATION FOR CAUSE

              [...***...]





TOTAL TERMINATION  FEES


TERMINATION FOR CHANGE OF CONTROL

              [...***...]                      [...***...]     [...***...]      [...***...]





TOTAL  TERMINATION  FEES


TERMINATION FOR CONVENIENCE

              [...***...]                      [...***...]     [...***...]      [...***...]





TOTAL  TERMINATION  FEES


ALGORITHM FOR CALCULATING FEES ON ANY DATE OTHER THAN THE ANNIVERSARY OF THE EFFECTIVE DATE

TERMINATION FOR CAUSE

TERMINATION FOR CHANGE OF CONTROL               [...***...]


TERMINATION FOR CONVENIENCE                     [...***...]


                                              * CONFIDENTIAL TREATMENT REQUESTED

                                ATTACHMENT 17.6

                              RETAINED CONTRACTORS

                                   [...***...]





                                              * CONFIDENTIAL TREATMENT REQUESTED

                                 ATTACHMENT 17.7

                           FUNDS TRANSFER INFORMATION

                                   [...***...]





                                              * CONFIDENTIAL TREATMENT REQUESTED

                                 ATTACHMENT 17.8

                     RATES FOR APPLICATION PROJECT SERVICES

                                   [...***...]





                                              * CONFIDENTIAL TREATMENT REQUESTED

                                 ATTACHMENT 17.9

                       WIRE INSTRUCTIONS FOR ASSET CHARGES

                                   [...***...]





                                              * CONFIDENTIAL TREATMENT REQUESTED

                                  SCHEDULE 24.4

                      FAILURE TO PROVIDE CRITICAL SERVICES

Solely for the purposes of Section 24.4 of the Agreement, the following sets forth the Critical Services and the specific allowable cure periods:

        CRITICAL SERVICE                             CURE PERIOD
        [...***...]                                  [...***...]
        [...***...]                                  [...***...]
        [...***...]                                  [...***...]
        [...***...]                                  [...***...]
        [...***...]                                  [...***...]
        [...***...]                                  [...***...]
        [...***...]                                  [...***...]


Limitations.  [...***...].


                                              * CONFIDENTIAL TREATMENT REQUESTED

                                  SCHEDULE 26.1

                                  SCHEDULE 26.1

                         TERMINATION ASSISTANCE SERVICES

1.    INTRODUCTION AND OBJECTIVES

        During the Termination Assistance Period, in addition to its obligations under Section 26 of the Agreement, Supplier shall provide PacifiCare or its Designee the Termination Assistance described in this Schedule 26.1.

        Any capitalized terms used herein, and not otherwise defined, shall have the meanings ascribed to such terms in the Agreement.

        Supplier shall, by the end of the Termination Assistance Period, provide existing applicable documentation and facilitate a knowledge transfer regarding the Services to PacifiCare or, at PacifiCare's option, its Designee.

2.    DURING THE TERMINATION ASSISTANCE PERIOD:

      (a) If PacifiCare is to assume primary responsibility for the Services after the end of the Termination Assistance Period, Supplier shall, upon PacifiCare's request, provide assistance with the development of a plan for the transition of Services from Supplier to PacifiCare (the "PLAN"), which shall be no less detailed than the Transition Plan, and shall address each process, schedule, and milestone listed therein. A "skeleton" transition plan describing, in general, the components to be included in the Plan shall be delivered to PacifiCare within thirty (30) days after the "Termination Assistance Start Date." Termination Assistance Start Date shall mean the earlier of (1) upon the delivery of notice of termination, or (2) the day after either Party notifies the other Party of its intent not to extend the term pursuant to Section 2.2 of the Agreement.

            The Plan shall specify:

            i.    The resources necessary to provide transition assistance;

            ii. The details regarding Supplier responsibilities and PacifiCare responsibilities that are necessary to permit execution of the transition; and

            iii. A timetable and process for executing Supplier's and PacifiCare's responsibilities for the transition. Such timetable and process must deal with each of the issues set out in this Schedule 26.1.

      (b) If PacifiCare's Designee is to assume primary responsibility for the Services, Supplier shall assist PacifiCare and its Designee with the preparation and implementation of a transition plan by providing, in a timely manner upon PacifiCare's request, the Designee with sufficient information regarding the Services, that may be required in connection with the plan. Supplier shall assist in preparing the portion of the transition plan detailing Supplier's responsibilities, including schedules and resource commitments.

      (c) Subject to Section 20 of the Agreement, Supplier shall provide reasonable cooperation and information to PacifiCare, or its Designee, upon PacifiCare's request, to assist PacifiCare, or its Designee, in assuming responsibility for, the Services in an orderly manner.

      (d) Subject to Section 20 of the Agreement, Supplier shall, upon PacifiCare's request, provide procedures, processes, and information to PacifiCare and/or its Designee and such other reasonable cooperation and assistance, to assist in the execution of the transition. To the extent that such procedures, processes and information are Supplier Confidential Information, PacifiCare shall have a right to use such procedures, processes and information as set forth in the Agreement.

      3.    TERMINATION ASSISTANCE PERIOD SERVICES
            During the Termination Assistance Period, Supplier shall:



      (a) Provide and coordinate the assistance to PacifiCare in notifying relevant third parties of the procedures to be followed prior to, during, and after the Termination Assistance Period.

      (b) Provide a current listing of the full time dedicated personnel (third-party contractors and employees) used to provide the Services to determine their applicability to the transition process and ongoing operation and support of PacifiCare systems.

      (c) Provide access as requested by PacifiCare to current Supplier personnel (employees and third-party contractors) performing the Services.

      (d) Review and explain the Policies and Procedures Manual to PacifiCare's, or Designee's, operations staff as requested.

      (e) Provide a copy of the security guidelines and procedures used in providing the Services.

      (f) Provide applicable Service logs, reporting back twelve (12) months prior to the Expiration Date or Termination Date.

      (g) Provide a copy of documentation and diagrams as maintained by Supplier in support of the PacifiCare Entities IT environment to the extent required to assist in the execution of the transition.

      (h) Provide for the transfer of ongoing projects (including a listing of current and planned projects and current status, as well as all Supplier Equipment and Software ordered or in process).

      (i)   Cooperate with PacifiCare's transition plans and procedures.

      (j) Upon PacifiCare's request, provide PacifiCare or Designee access to Equipment and Software, third parties, and other resources that Supplier uses to provide Services, provided that, i) any such access does not materially interfere with Supplier's ability to provide the Services, including the Termination Assistance Services; and ii) the Designee complies with Supplier's security and confidentiality requirements, including execution of a confidentiality agreement reasonably acceptable to Supplier.

      4.    OPERATIONAL TRANSFER

      Supplier shall provide the following assistance to execute a transition of operational responsibility for the Services to PacifiCare or the Designee:

      a) Identifying work volumes, current staffing levels (if transition is back to PacifiCare), service levels, and information on historical performance for the Equipment and Software over the preceding twelve
            (12) months or the longest available time such information has been reported to the extent that the Services were not being delivered for twelve months or twelve months of information is not available to report.

      b) Identifying work and Projects expected to be in progress as of the end of the Term. With respect to such work, Supplier shall document current status, stabilize for continuity during transition, and provide a transfer of knowledge to achieve effective transfer of responsibilities.

      c) Providing reasonably requested assistance to PacifiCare, or the Designee, in the execution of parallel monitoring, servicing, and testing.


      5.    RETURN OF PROPERTY

      Without limiting Supplier's obligations pursuant to Section 15.4 of the Agreement, upon the expiration or termination of the Agreement, Supplier shall return to PacifiCare any property of PacifiCare in Supplier's possession or under Supplier's control.

      6. TRANSITION OF EQUIPMENT, SOFTWARE AND THIRD PARTY SERVICE CONTRACTS Supplier shall provide PacifiCare or Designee with:

      a) A list of all, the Software and Equipment, third party service contracts, and related supplier personnel contacts used by Supplier solely to perform the Services;

      b) In relation to the Software and Equipment, a brief description of its functionality, the applicable supplier, and estimate of the cost to PacifiCare of continuing to use: i) the Software and Equipment, and ii) related third party service contracts.

      c) Any other relevant information related to the Services as reasonably requested by PacifiCare.

      7.    DISASTER RECOVERY TRANSFER

      Supplier shall, to the extent that disaster recovery coverage is contracted under the Agreement:

      (a) Supply documentation used by Supplier to provide disaster recovery services for PacifiCare based on the PacifiCare Disaster Recovery Plan, including the most current version of disaster recovery plans, passwords, access codes, testing procedures and frequencies, redundancy programs and plans.


      8.    PAYMENT

      Payment for all services in this Schedule 26.1 shall be as set forth within the following framework:

      (a) With respect to any Supplier Equipment that is owned or leased by Supplier and which on the date of expiration or termination Supplier is using on a dedicated basis to perform the Services, Supplier shall, or shall permit PacifiCare to (as applicable), do the following: (i) with respect to Supplier Equipment that is owned by Supplier, PacifiCare shall have the option to purchase such dedicated Equipment from Supplier, and if PacifiCare elects to purchase the Supplier-owned Equipment, PacifiCare shall pay Supplier the fair market value for such Equipment, as determined by an appraisal conducted by a mutually agreed-upon appraiser.; and (ii) with respect to leased Supplier Equipment, PacifiCare may, at its option, assume the leases associated with certain leased Supplier Equipment (including the financial and administrative responsibility associated with such leases) to the extent allowed by such leases, and Supplier shall use reasonable efforts to assist Supplier in assuming such leases.

      (b) Without limiting Supplier's obligations pursuant to Section 26.3(e), upon PacifiCare's request, with respect to any generally available one-time charge Software which on the date of expiration or termination of this Agreement Supplier is using solely to provide the Services to PacifiCare, Supplier shall assign to PacifiCare Supplier's license to the Software subject to the recovery of any un-amortized costs (in accordance with GAAP) of the one-time license. Upon PacifiCare's request with respect to any generally available Software Supplier is using to provide Services to PacifiCare and other customers in a shared environment on the date of expiration or termination of this Agreement, Supplier shall provide reasonable assistance to PacifiCare in obtaining licenses for such Software.

      (c) Upon PacifiCare's request, and without limitation of any other Supplier obligations under this Agreement, Supplier shall provide to PacifiCare copies of software licenses and maintenance agreements entered into by Supplier with respect to Software which Supplier acquired during the Term and is used in the delivery of the Services.

      (d) The appraisals described in this Section shall be paid for by PacifiCare; provided, however, if the Termination Assistance Services are being performed as a result of a termination by PacifiCare for cause as described in Section 24.3(a) of this Agreement, the appraisal shall be paid for by Supplier.